---------------
                                                                 FAMILY OF FUNDS
                                                                 ---------------

MONEY MARKET FUND
INSTITUTIONAL MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND
SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEXTM FUND
BALANCED INCOME FUND
BALANCED GROWTH FUND
GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
INTERNATIONAL EQUITY FUND

SEMI-ANNUAL REPORT

APRIL 30, 1999

                                                            (LOGO) FIRSTAR FUNDS

                              NOTICE TO INVESTORS

- Shares of Firstar Funds:

- ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

- are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

- are subject to investment risks, including possible loss of principal; and

- are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1.00 per share.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS

                                                      Page(s)
Shareowner Letter........................................1-3
EQUITY FUNDS
Firstar Balanced Income..................................4-5
Firstar Balanced Growth..................................6-7
Firstar Growth & Income..................................8-9
Firstar Equity Index...................................10-11
Firstar Growth.........................................12-13
Firstar Special Growth.................................14-15
Firstar Emerging Growth................................16-17
Firstar MicroCap.......................................18-19
Firstar International Equity...........................20-21
Statement of Assets and Liabilities....................22-23
Statement of Changes in Net Assets.....................24-26
Statement of Operations................................27-28
Financial Highlights...................................30-39
Schedule of Investments................................40-70

                                                      Page(s)
BOND FUNDS
The Reintroduction to Risk.............................72-73
Short-Term Bond Market.................................74-75
Intermediate Bond Market...............................76-77
Tax-Exempt Intermediate................................78-79
Bond IMMDEX/TM.........................................80-81
Statement of Assets and Liabilities.......................82
Statement of Changes in Net Assets........................83
Statement of Operations...................................84
Financial Highlights...................................86-91
Schedule of Investments...............................92-102

MONEY MARKET FUNDS
Shareowner Letter........................................104
Yield Comparisons........................................105
Statement of Assets and Liabilities......................106
Statement of Operations..................................107
Statement of Changes in Net Assets...................108-109
Financial Highlights.................................110-111
Schedule of Investments..............................112-120
Notes to the Financial Statements (All Funds)........121-130

                                                            (LOGO) FIRSTAR FUNDS

DEAR SHAREOWNER:                                                 June 1999

INVESTMENT REVIEW

Stock prices continued their ascent in the six months since our last report, with the Standard & Poor's 500 Index posting a +22.3% total return. More newsworthy was the venerable Dow Jones Industrial Average eclipsing the 10,000 mark for the first time. This was in dramatic contrast to the lagging performance of small company stocks reflected by the +9.0% total return of the S&P SmallCap 600 Index. Medium-sized company stocks as represented by the S&P MidCap 400 Index were up +18.9%. The bond market declined with long-term interest rates rising from 5.2% to 5.7% as measured by the 30-year U.S. Treasury Bond, resulting in a (0.1)% total return for the Lehman Brothers Government/Corporate Bond Index.

The past six months have witnessed unbridled Internet stock mania, a phenomenon that now ranks among the greatest speculative bubbles in U.S. stock market history. Investor enthusiasm for new technology has generated other bubbles, such as the electricity stock mania of the late 19th century in Britain and the radio stock flurry of the 1920s here in the U.S. The most recent example was the explosion of biotechnology stocks in the early 1990s. Many of those companies are no longer in business. Even the industry leaders who survive today watched their stock prices decline more than 70% from their mania peaks to their subsequent lows. We are not suggesting the Internet is a fad industry, as we believe real investment opportunities will emerge. We maintain, however, that today's Internet stock prices are based on greed-driven euphoria and are not sustainable. Like past market manias, the Internet bubble will burst and may in fact end badly for many investors.

Our belief that small company stocks offer outstanding value compared to large company stocks is unwavering. Chasing Internet and other 'mega' stocks may work in the short-term but is likely to disappoint over time. We contend an appropriate allocation among large-, mid- and small-cap stocks is the best way to win the investment marathon.

Equally important to long-term success is adhering to a consistent investment style. While Firstar Funds offer actively managed stock portfolios across the market capitalization spectrum and bond portfolios across the maturity range, we remain true to our investment philosophy. We follow a structured approach to the management of our fixed-income portfolios and a growth-at-reasonable-price approach to the management of our equity portfolios. We are pleased with the long-term investment results we have achieved and remain confident in our ability to deliver competitive returns in the future.

                                                            (LOGO) FIRSTAR FUNDS

MARKET OUTLOOK

Looking ahead, our market forecast is predicated on the following trends:

- Key fundamental components of the "new era" economy include stable monetary policy, intense competition due to deregulation and free trade, and enhanced labor and capital productivity gains due to the rapid application of technological innovations across the economy. Until one or more of these fundamental trends are reversed, we believe the new era combination of better-than-expected economic growth and lower-than-expected inflation will persist.
- Continued consumer spending gains due to the large number of baby boomers in their peak earning, spending and saving years, and the boomers' children establishing households (therefore increasing their consumption of big ticket durable goods such as autos and large appliances).

- Solid U.S. economic growth persisting into the second half of 1999 as companies build inventories as an insurance policy against the Y2K computer bug.

- Lower-than-expected inflation driven by global competition, the Internet, and merger and acquisition activity.

- A modest synchronized global upturn, with Japan still bedeviled by its inability to restore a vibrant banking system and remaining mired in a downward deflationary spiral. Additionally, economic gains in Europe remain modest with little evidence of imminent acceleration in activity.

- Corporate bond issuance will be robust for the year and interest rates will trend lower over the balance of the year in response to lower-than-expected inflation and some slowdown in the pace of U.S. economic growth.

- Better-than-expected corporate earnings gains due to easier profit comparisons, lower commodity prices, ongoing cost savings due to restructuring and downsizing, and the technology investment productivity loop.

- Stock market returns will be more a function of earnings gains rather than expanding price-to-earnings ratios.

- Valuations will reach relative extremes as the market continues to reward the biggest companies with the best stock performance. The best relative value, however, lies in small and mid-size companies.

IN SUMMARY

The U.S. economy continues to defy modern economic theory, delivering robust growth, low unemployment and low inflation. Corporate profit expectations are moving up to levels considered optimistic at the start of the year. The rise in interest rates makes an expansion in stock market valuations (i.e. price-to-earnings ratios) unlikely, with the S&P trading at 26 times the 1999 earnings forecast of $49.00. We believe interest rates will move lower as the red-hot U.S. economy cools and inflation remains subdued, allowing stock and bond prices to move higher.

IN OTHER NEWS

On the technology front, we continue to provide shareowners and visitors alike with timely information via our web site at www.firstarfunds.com. The site's transactional features have been a hit with shareholders, who are drawn by the convenience of purchasing, redeeming and exchanging shares and transferring assets online.

We'd also like to report Firstar MicroCap Fund is open to new investments and will remain so until it reaches $250 million. We are enthusiastic about the outlook for microcap investing given the tremendous relative values we believe are available among the market's smallest company stocks. Especially noteworthy is the Fund's recent designation as an S&P Select Fund, an honor reserved for the top 21 funds in the small-cap universe.<F1> The S&P's Select Fund Evaluation Service - the first of its kind - provides investors with fund evaluations that combine thorough analysis of a fund's performance and its management, a unique process that Standard & Poor's believes gives investors a more in-depth perspective than a mechanically derived score based on past performance. S&P's Select Fund designation is limited to about the top 10% of funds in each sector.<F2>
The fund-specific portfolio review letters within this report provide a thorough description of our fund management and fund performance over the last six months. We encourage you to read them. We also encourage you to call or write if you have questions or comments regarding portfolio performance or our investment strategy.

Thanks for your continued confidence in the Firstar Funds.
Sincerely,

(PHOTO)                                      (PHOTO)

MARY ELLEN STANEK, CFA                       MARIAN ZENTMYER, CFA, CFP
President and                                Chief Executive Officer
Chief Equity Investment Officer


Firstar Investment Research & Management Company, LLC (FIRMCO)

<F1> Performance reflects fee waivers then in effect. In the absence of fee waivers, total performance would be reduced.

<F2> Standard & Poor's Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted total return performance data relative to 263 small capitalization growth funds. The ranking takes into account sales charges.

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                              BALANCED INCOME FUND
--------------------------------------------------------------------------------
Firstar Balanced Income Fund seeks capital appreciation combined with reasonable income by investing in bonds. Typically, the Fund will invest 50% of assets in common stocks of large, dividend-paying equity securities, with the balance invested in intermediate-term high quality bonds and money markets. As of April 30, 1999, the Fund consisted of 51% in common stocks, 48% in bonds, and 1% in money markets. The weighted average market capitalization of the common stocks was $3.2 billion, considerably less than the $97.2 billion average market capitalization of the Standard and Poor's 500 stock index. Bond holdings within the portfolio had a weighted average duration of 3.4 years, matching the duration of the Lehman Intermediate Term Government Bond Index. The yield of the total portfolio on April 30 was 2.8%. For the six months ended April 30, 1999, the Firstar Balanced Income Fund returned +7.2% (7.0% retail no-load), compared with the return of 12.8% for the Lipper Balanced Fund median.

The Fund's fiscal year began with plunging interest rates, falling stock markets, and central bank concerns about worldwide deflationary forces. By the end of April, stock markets had recovered, interest rates had climbed (from 4.75% on the 30-year U.S. Treasury bond to close to 6%), and the threat of deflationary forces had given way to concerns that inflation was again potentially posing a threat. Large-company stock performance was again the leader, with the S&P 500 Index of large stocks earning 22.3%. The returns earned by the S&P 500 were heavily concentrated in the technology area, usually a source of companies that pay little or no dividend. The spiraling prices of Microsoft, Cisco Systems, and America Online were typical of the big contribution to return coming from a few select stocks. Needless to say, the Fund owned none of these securities and was destined to lag its primary benchmarks.

During the first six months, the Fund had significant concentrations in the market sectors of consumer cyclicals, finance, and healthcare. The Fund had very good returns in new stocks Marsh & McLennan, American Express, and Alltel. Tyco International, the largest position in the portfolio, was the leading contributor to return. Unfortunately, the Fund experienced sizable declines in Service Corp. International as business conditions weakened. Another losing stock, McKesson/HBO, was forced to restate prior accounting reports after the recent acquisition of HBO. Finally, consumer stocks were good contributors to portfolio performance as the strong economy buoyed consumer spending patterns. See page 40 for a complete listing of portfolio holdings.

The objective of the fixed-income component of Firstar Balanced Income Fund is to provide an annual rate of total return comparable to the return of the Lehman Brothers Intermediate Government/Corporate Bond Index. After the dramatic widening of yield spreads in non-Treasury sectors last fall, we selectively added to our holdings in the corporate asset-backed and mortgage-backed sectors. The subsequent tightening of yield spreads in these sectors in 1999 has contributed to the performance of the Fund over the last six months. Our careful, research-intense process of selecting investment-grade issues in these sectors gives the Fund a high-quality focus. Over 70% of the fixed-income portion of the Fund is invested in obligations rated Aaa/AAA or higher. Among corporate bonds, we have a preference for finance, banking and brokerage issues along with dollar-denominated international ("Yankee") securities. We think these sectors represent exceptional value moving forward. The hallmark of our fixed-income approach has been our consistent, risk-controlled approach in all market climates. This same disciplined management approach is employed in the management of this Fund as well.

While we are disappointed with the returns for the first six months of the fiscal year, we are encouraged by several facts that suggest better relative performance lies ahead. The stock market has been rewarding technology companies with strong returns, and the valuations on those companies now reflect their potential "good news." Speculative excess is found in Internet companies, another group not paying dividends because it often does not earn income. The Balanced Income Fund is designed to reduce risk by investing in conservative stocks and conservative bonds. The Fund's stocks have not been rewarded in the current environment, but we believe that predictable earnings growth from understandable companies will be rewarded in this fast-changing market. Summer months often bring market volatility, and the conservative balanced strategy employed by the Fund is designed to cushion market declines.

Thank you for your continued support of Firstar Balanced Income Fund.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Marian E. Zentmyer, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and Warren D. Pierson, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Marian since its inception on January 1, 1989 and Warren since July 1, 1995. Marian has been with Firstar since 1982 and has 21 years of investment management experience. She received her BA from Stanford University in 1978. Warren has been with Firstar since 1985 and has 14 years of investment management experience. Warren received his BA from Lawrence University in 1984. Marian is a Certified Financial Planner and a Chartered Financial Analyst. Warren is a Chartered Financial Analyst.

(PHOTO)                                 (PHOTO)

MARIAN E. ZENTMYER,                     WARREN D. PIERSON, CFA
CFA, CFP

                                                            (LOGO) FIRSTAR FUNDS

          FIRSTAR BALANCED
           INCOME FUND -
           INSTITUTIONAL
          ----------------
12/1/97        10,000
10/98          11,270
4/99           12,082


This chart assumes an initial investment of $10,000 made on 12/1/97 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                                     Fiscal
                                  Year-To-Date     1 Year    Since Inception
FIRSTAR BALANCED
  INCOME FUND - INSTITUTIONAL       7.2             9.0      14.4 (12/1/97)
FIRSTAR BALANCED
  INCOME FUND - A - NO LOAD         7.0             8.7      14.0 (12/1/97)
FIRSTAR BALANCED
  INCOME FUND - A - LOAD<F2>        2.2             3.8      10.4 (12/1/97)
FIRSTAR BALANCED
  INCOME FUND - B - NO LOAD         -               -      3.4 (3/1/99)<F1>
FIRSTAR BALANCED
  INCOME FUND - B - LOAD<F3>        -               -    (1.7) (3/1/99)<F1>
LIPPER BALANCED FUND INDEX<F4>      12.8            11.1     15.6 (12/1/97)
S&P 500 STOCK INDEX<F5>             22.3            21.8     28.6 (12/1/97)

A= Series A (retail shares)
B= Series B (retail shares)

<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.
<F5> The S&P500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and a 0.75% 12b-1 fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
------------------------------------
TYCO INTERNATIONAL, LTD         1.8%
ALLTEL CORPORATION              1.7%
BANK OF NEW YORK COMPANY, INC.  1.6%
CBS CORPORATION                 1.5%
WELLS FARGO COMPANY, INC.       1.3%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
------------------------------------
$49,349,005
------------------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                              BALANCED GROWTH FUND
--------------------------------------------------------------------------------

Firstar Balanced Growth Fund seeks capital appreciation combined with reasonable income by investing in bonds. Typically, the Fund will invest 60% of assets in common stocks of large-, medium-, and small-sized companies, with the balance invested in high quality bonds and money markets. As of April 30, 1999, the Fund consisted of 60% in common stocks, 35% in bonds, and 5% in money markets. The weighted average market capitalization of the common stocks was $1.6 billion, considerably less than the $97.2 billion average market capitalization of the Standard & Poor's 500 stock index. Bond holdings within the portfolio had a weighted average duration of 5.5 years, matching the duration of the Lehman Government/Corporate Bond Index. The yield on the total portfolio on April 30 was 1.9%. For the six months ended April 30, 1999, the Firstar Balanced Growth Fund returned +6.8% (6.6% retail no-load), compared with the return of 12.8% for the Lipper Balanced Fund median.

The Fund's fiscal year began with plunging interest rates, falling stock markets, and central bank concerns about worldwide deflationary forces. By the end of April, stock markets had recovered, interest rates had climbed (from 4.75% on the 30-year U.S. Treasury bond to close to 6%), and the threat of deflationary forces had given way to concerns that inflation was again potentially posing a threat. Large-company stock performance was again the leader, with the S&P 500 Index of large stocks earning 22.3% while the small company S&P SmallCap 600 returning only +9.0%. Because the Fund is invested in a broadly diversified mix of common stocks, the return lagged those balanced funds that invest exclusively in large stocks. This has hurt returns over the last five years, but will prove beneficial when small- and medium-sized companies show stronger relative performance.

During the first six months, the Fund had significant concentrations in the market sectors of consumer cyclicals, finance, and technology. The Fund had investments in most of the large, high quality technology stocks that have captured investor's attention with spectacular gains. Microsoft, Lucent Technologies and Cisco Systems were all strong performers during the period. Unfortunately, another large holding, Network Associates, was the worst performing stock in the portfolio. Our lower-than-market commitment in the winning large stocks and some poor performing medium-sized stocks put the portfolio's technology returns behind the market. Finance stocks were varied in their performance. Charles Schwab scored spectacular gains as Internet mania drove the stock higher, but the Fund did not own other large brokers and money-center banks that were important to the S&P Index return. Finally, consumer stocks were good contributors to portfolio performance as the strong economy buoyed consumer spending patterns. See page 43 for a complete listing of portfolio holdings.

The objective of the fixed-income component of Firstar Balanced Growth Fund is to provide an annual rate of total return comparable to the return of the Lehman Brothers Government/Corporate Bond Index. Our careful, research-intensive process of selecting investment-grade corporate issues, mortgages and asset-backed securities gives the Fund a high-quality focus. Nearly three-quarters (60%) of the fixed-income portion of the Fund is invested in obligations rated Aaa/AAA or higher. Among corporate bonds, we have a preference for finance, banking and brokerage issues along with dollar-denominated international ("Yankee") securities. We think these sectors represent exceptional value in the current environment. Since the Fund's inception in 1992, we have adhered to the same disciplined management approach. Although the past seven years have brought us more volatility in the fixed-income markets than many would have expected, the hallmark of our fixed-income approach has been our consistent, risk-controlled approach in all market climates.

While we are obviously disappointed with the returns for the first six months of the fiscal year, we are encouraged by several facts that suggest that better relative performance lies ahead. The stock market has been relentless in rewarding only the largest companies with good price performance, and this trend is nearing exhaustion, in our opinion. Small company stocks trade at valuations one-half that of the largest glamour stocks, but investor behavior is focused only on the expensive area of the market. Mutual fund cash flows are flooding into those funds that invest exclusively in the large growth companies, marking public capitulation in an area already having performed. History shows us great returns are earned by investing in reasonably valued companies where investors have little interest. Today, that area is the small- and medium-sized area of the stock market. Firstar Balanced Growth Fund is among the few balanced funds where these companies are a permanent investment. With good value in our stock holdings, and bonds yielding 6% in a low-inflation world, we are excited about the prospects for the Fund in the remainder of the year.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Marian E. Zentmyer, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research &Management Company, LLC (FIRMCO) and Daniel A. Tranchita, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund, Marian since June 18, 1996, and Dan since March 1, 1999. Marian has been with Firstar since 1982 and has 21 years of investment management experience. She received her BA from Stanford University in 1978. Dan has been with Firstar since 1989 and has 10 years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Marian is a Certified Financial Planner and a Chartered Financial Analyst. Dan is a Chartered Financial Analyst.

(PHOTO)                            (PHOTO)
Marian E. Zentmyer, CFA, CFP       Daniel A. Tranchita, CFA

                                                            (LOGO) FIRSTAR FUNDS

         FIRSTAR BALANCED
           GROWTH FUND -
           INSTITUTIONAL
         ----------------
3/30/92       10,000
10/92         10,372
10/93         11,771
10/94         11,662
10/95         13,969
10/96         15,724
10/97         18,615
10/98         20,260
4/99          21,629

This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                             Fiscal
                              Year-
                             To-Date  1 Year 3 Years 5 Years   Since Inception
                             -------  ------ ------- -------  ----------------
FIRSTAR BALANCED
  GROWTH FUND - INSTITUTIONAL  6.8     2.4    12.1    13.5   11.5 (3/30/92)
FIRSTAR BALANCED
  GROWTH FUND - A - NO LOAD    6.6     2.1    11.8    13.2   11.3 (3/30/92)
FIRSTAR BALANCED
  GROWTH FUND - A - LOAD<F2>   1.8    (2.5)   10.1    12.2   10.6 (3/30/92)
FIRSTAR BALANCED ]
  GROWTH FUND - B - NO LOAD     -       -       -      -     1.7 (3/1/99)<F1>
FIRSTAR BALANCED
  GROWTH FUND - B - LOAD<F3>    -       -       -      -     (3.4) (3/1/99)<F1>
LIPPER BALANCED
  FUND INDEX<F4>              12.8     11.1   16.9    15.6   13.1 (3/30/92)
S&P 500 STOCK INDEX<F5>       22.3     21.8   29.1    26.9   21.2 (3/30/92)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds.
<F5> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
------------------------------------
TYCO INTERNATIONAL LTD.         1.6%
SUNGARD DATA SYSTEMS, INC.      1.2%
DOLLAR GENERAL CORPORATION      1.2%
STATE STREET CORPORATION        1.0%
PROTECTIVE LIFE CORPORATION     1.0%
------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$265,499,935
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

-------------------------------------------------------------------------------
                             GROWTH AND INCOME FUND
-------------------------------------------------------------------------------

Firstar Growth and Income Fund seeks both reasonable income and long-term capital appreciation. In seeking to obtain reasonable income, the Fund has a requirement that each company included in the portfolio must pay a current dividend. As of April 30, 1999, the portfolio had a weighted average market capitalization of $35.5 billion and a dividend yield of 1.4%. This compares with the Fund's primary benchmark, the Standard & Poor's 500, which had a weighted average market capitalization of $97.2 billion and a dividend yield of 1.2%. For the first half of the fiscal year, the Growth and Income Fund returned +14.1% (+13.9 retail no-load), trailing the S&P 500 +22.3% and the Lipper Growth & Income Fund average of +17.9%.

Interest rate reductions last October and currently rising interest rates marked the first six months of the Fund's fiscal year. Worldwide financial stress led the Federal Reserve to cut the Federal Funds rate three times last fall, setting off a strong rally in stock prices. This rally was led by large company stocks and, in particular, technology stocks. The S&P 500 technology sector was responsible for 33% of the total return of the index, and just six stocks accounted for 70% of that gain. Of those six, the Fund owned IBM and Lucent Technologies, but was precluded from owning big winners Microsoft, America Online, and Cisco Systems because these stocks do not pay a dividend. The Fund's overall weight in technology was only 6%, well below the index weight of 17% due to the dividend requirement. This was the primary driver of the poor Fund return compared to the S&P 500, as technology stocks were the best S&P sector and returned over 40% for the period. Many of the leading technology companies are currently very expensive and vulnerable to a change in investor sentiment. Our consistent approach to technology makes the Fund much less vulnerable to a downturn. See page 49 for a complete listing of portfolio holdings.

The finance sector was the biggest contributor to Fund performance and was also the largest weight. Large banks and brokerage firms were leaders within the S&P 500, but the Growth and Income Fund had few of these giants. Leading stocks in this area for the Fund included long-time holdings Bank of New York, Northern Trust, and Wells Fargo, as well as new positions in American Express and Marsh & McLennan Company. Healthcare has long been an area of emphasis for the Fund, given the favorable demographics of the U.S. population. Drug therapy is far less costly than hospitalization, and new drug development coupled with direct-to-consumer marketing is rapidly increasing drug industry volume. This area of the market, however, was a notable laggard during the period as the S&P healthcare sector returned only 8.3%. The Fund owned the four leading contributors to the healthcare sector - Johnson & Johnson, Bristol Myers Squibb, American Home Products, and Pfizer.

New securities purchased during the period include Alltel, a regional telephone company that is also a supplier of cellular and other communication services. Alltel is an understandable business in an area of explosive growth in our economy. The company had the second largest positive impact on performance in the portfolio, falling only behind long-time largest holding, Tyco International. Other large positions taken include: Mattel, a significant earnings disappointment created an opportunity to buy at a depressed price; McCormick, a former holding which is a leader in spices and is currently showing accelerating earnings, and Freddie Mac, a leading mortgage guarantor that has replaced Fannie Mae. Freddie is growing more rapidly and trades at a valuation that was not significantly different at the time of the swap.

Going forward, we are confident the euphoria of technology stock investing will ease. Technology is inherently a volatile area of the market. Firstar Growth and Income Fund usually suffers in a technology driven market, however, the Fund recovers by historically achieving outstanding risk/return scores during more difficult markets. With interest rates rising and the stock market's seasonally difficult months ahead, our lack of technology stocks will likely help us over the next several months. The core portfolio holdings are sound, quality companies executing their business at a high level. Our growth-at-a-reasonable-price philosophy has achieved outstanding returns in the past, and we look forward to that philosophy working again.

Conversely, today's economic environment reflects the threat of rising prices because of continued U.S. strength and indications that other parts of the world are in a recovery mode. Federal Reserve policy has shifted from accommodative to having a bias toward higher rates. Simply stated, the favorable background for common stocks of last fall has given way to a less hospitable environment today. We appreciate your continued support of Firstar Growth and Income Fund and look forward to working with you in the future.

PORTFOLIO MANAGER PROFILE
-------------------------------------------------------------------------------
Marian E. Zentmyer, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and Walter Dewey, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Marian since February 22, 1993 and Walter since June 29, 1998. Marian has been with Firstar since 1982 and has 21 years of investment management experience. She received her BA from Stanford University in 1978. Walter has been with Firstar since 1986 and has 15 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin. Marian is a Certified Financial Planner and a Chartered Financial Analyst. Walter is a Chartered Financial Analyst.

(PHOTO)                       (PHOTO)

MARIAN E. ZENTMYER,           WALTER DEWEY, CFA
CFA,                          CFP

                                                            (LOGO) FIRSTAR FUNDS

         FIRSTAR GROWTH AND
           INCOME FUND -
           INSTITUTIONAL
         ------------------
12/29/89      10,000
10/90          9,304
10/91         11,698
10/92         12,368
10/93         13,596
10/94         13,846
10/95         17,307
10/96         21,963
10/97         28,734
10/98         34,008
4/99          38,790

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                        Fiscal
                       Year-To-
                         Date   1 Year 3 Years 5 Years    Since Inception
                         ----   ------ ------- -------    ----------------
FIRSTAR GROWTH
  AND INCOME FUND -
  INSTITUTIONAL          14.1    9.8    24.5    23.8     15.6 (12/29/89)
FIRSTAR GROWTH
  AND INCOME FUND
  - A - NO LOAD          13.9    9.5    24.2    23.5     15.5 (12/29/89)
FIRSTAR GROWTH
  AND INCOME FUND
  - A - LOAD<F2>          8.8    4.5    22.3    22.4     14.9 (12/29/89)
FIRSTAR GROWTH
  AND INCOME FUND
  - B - NO LOAD            -      -       -      -       5.6 (3/1/99)<F1>
FIRSTAR GROWTH
  AND INCOME FUND
  - B - LOAD<F3>           -      -       -      -       0.6 (3/1/99)<F1>
S&P 500 STOCK INDEX<F4>  22.3    21.8   29.1    26.9     18.3 (12/29/89)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 4.50% maxi mum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
---------------------------------------------
TYCO INTERNATIONAL, INC.                 3.6%
ALLTEL CORPORATION                       3.2%
BANK OF NEW YORK COMPANY, INC.           3.2%
INTERPUBLIC GROUP OF COMPANIES, INC.     2.9%
WELLS FARGO COMPANY, INC.                2.4%
---------------------------------------------
Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$778,664,347
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

Firstar Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions; rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion to their relative capitalization and sector weightings.

Firstar Equity Index Fund's net asset value of $90.18 ($90.06 retail no-load) on April 30, 1999 represents a total return of +22.2% (22.0% retail no-load) for the first six months of the fiscal year, which was comparable to the S&P 500's return of +22.3% over the same period.

We believe that by applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, as well as using S&P 500 futures contracts to equitize the cash, the Fund should reasonably track the performance of the index.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Carl J. Smith, Assistant Vice President and Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since January, 1996. Carl has been with Firstar since 1982 and has seven years of investment management experience. He received his BS in 1994 from Cardinal Stritch College.

(PHOTO)
CARL J. SMITH

                                                            (LOGO) FIRSTAR FUNDS

           FIRSTAR EQUITY
            INDEX FUND -
           INSTITUTIONAL
          ---------------
12/29/89      10,000
10/90          8,854
10/91         11,767
10/92         12,889
10/93         14,644
10/94         15,157
10/95         19,101
10/96         23,624
10/97         31,037
10/98         37,843
4/99          46,231

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999
                   Fiscal
                  Year-To-
                    Date    1 Year  3 Years   5 Years    Since Inception
                    ----    ------  -------   -------    ---------------
FIRSTAR EQUITY
  INDEX FUND -
  INSTITUTIONAL     22.2     21.8     28.7      26.5      17.8(12/29/89)
FIRSTAR EQUITY
  INDEX FUND -
  A - NO LOAD       22.0     21.5     28.4      26.2      17.7(12/29/89)
FIRSTAR EQUITY
  INDEX FUND -
  A - LOAD<F2>      16.5     16.0     26.4      25.1      17.1(12/29/89)
FIRSTAR EQUITY
  INDEX FUND -
  B - NO LOAD         -       -        -         -        7.7(3/1/99)<F1>
FIRSTAR EQUITY
  INDEX FUND -
  B - LOAD<F3>        -       -        -         -        2.7(3/1/99)<F1>
S&P 500 STOCK
  INDEX<F4>         22.3     21.8     29.1      26.9      18.3(12/29/89)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
------------------------------------
MICROSOFT CORPORATION           3.5%
GENERAL ELECTRIC COMPANY        3.0%
WAL-MART STORES, INC.           1.8%
INTEL CORPORATION               1.8%
EXXON CORPORATION               1.7%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$658,633,249
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                                  GROWTH FUND
--------------------------------------------------------------------------------
Firstar Growth Fund seeks long-term capital appreciation by investing in the securities of large-sized companies. As of April 30, 1999, the portfolio had a weighted average market capitalization of $48.9 billion. This compares with the Fund's primary benchmark, the Standard & Poor's 500, which had a weighted average market capitalization of $97.2 billion. During the six months ending April 30, 1999, the Growth Fund returned +16.0% (+15.9% retail no-load), trailing the S&P 500 +22.3%, and the Lipper Growth Fund average of +23.7%.

Interest rate reductions last October and currently rising interest rates marked the first six months of the Fund's fiscal year. Worldwide financial stress led the Federal Reserve to cut the Federal Funds rate three times last fall, setting off a strong rally in stock prices. This rally was led by large company stocks, and in particular, technology stocks. The S&P 500 technology sector was responsible for 33% of the total return of the index, and just six stocks accounted for 70% of that gain. Of those six, the Fund owned four throughout the entire period. Microsoft, Cisco Systems, Intel, and Lucent Technologies were all meaningful contributors to the Fund's return. First Data, the Fund's largest technology position at the end of the period, returned over 59% during the last six months. See page 58 for a complete listing of portfolio holdings.

Although the Fund's technology position was equal to the market during the period and the portfolio had several winning stocks, our technology return lagged the S&P 500 technology sector. This can be traced to our under-weighted positions in the leading stocks, and some poor individual stock selection. The four positive contributors listed above were trading, on average, at 50 times expected 1999 earnings on April 30. We do not believe prudence dictates having a substantial portion of the Fund's assets invested in securities with these high valuations. Ingram Micro and Compuware were two technology companies that were major disappointments during the period. Both of these securities have been eliminated from the portfolio. Healthcare was also an area where our security selection upset our returns. The sector lagged the overall market, and service companies Lincare and HCR Manor Care were poor performers within the porfolio. Drug companies Watson Pharmaceuticals, Elan, and Warner Lambert were also poor performers as investor interests shifted to cyclical companies during April.

The Fund had considerable success in the communications area, with MCI WorldCom the single largest contributor to return. FDX (Federal Express) also caught the "Internet bug" and appreciated 56%. Finance stocks were strong performers as American International Group, AFLAC, and State Street all experienced returns in excess of 40%. Tyco International continued to reward our confidence as the Fund's largest holding with a 29% return. Finally, our large commitment to the consumer was rewarded with Harley Davidson, Lowes, and Costco all substantially beating the S&P 500.

Of all the Firstar Funds in this report, the Growth Fund is the one managed product capable of investing in the largest companies without any dividend restrictions. The first six months of this fiscal year saw the largest companies continue to dominate the performance of smaller companies. Specifically, the 20 largest companies in the S&P 500 were responsible for 43% of the total return of the Index during this period. These stocks are currently much more expensive than the remainder of the market (currently trading at over 52 times estimated 1999 earnings). The Growth Fund owns several of these large companies, but in lesser quantities than the S&P 500 Index. This helps explain the recent performance and also communicates our thoughts on the outlook. If the largest stocks were not owned in large amounts over the last six months, it was very difficult to beat the market. We will continue to own those large companies that have strong and predictable earnings growth, but we will tend to own less of them as their price-to-earnings ratios continue to expand. Additionally, we will continue to look for value outside of the mega-cap stocks. Currently, our belief is that the smaller- and medium-sized areas of the market offer a superior risk/return profile to the larger stocks. New opportunities for the Fund will come from the remainder of the S&P 500 not trading at full value.

We appreciate your continued support of Firstar Growth Fund.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Marian E. Zentmyer, CFA, CFP, Chief Equity Investment Officer of Firstar Investment Research & Management Company, LLC (FIRMCO) and Walter Dewey, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Marian since June 18, 1996 and Walter since July 7, 1997. Marian has been with Firstar since 1982 and has 21 years of investment management experience. She received her BA from Stanford University in 1978. Walter has been with Firstar since 1986 and has 15 years of investment management experience. He received his BBA in 1983 from the University of Wisconsin. Marian is a Certified Financial Planner and a Chartered Financial Analyst. Walter is a Chartered Financial Analyst.

(PHOTO)                       (PHOTO)
MARIAN E. ZENTMYER,           WALTER DEWEY, CFA
CFA, CFP

                                                            (LOGO) FIRSTAR FUNDS

              FIRSTAR
           GROWTH FUND -
           INSTITUTIONAL
          ---------------
12/29/92      10,000
10/93         10,763
10/94         10,813
10/95         12,927
10/96         15,360
10/97         18,671
10/98         22,199
4/99          25,758

This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                        Fiscal
                         Year-
                        To-Date  1 Year 3 Years   5 Years   Since Inception
                        -------  ------ -------   -------   ---------------
FIRSTAR GROWTH
  FUND - INSTITUTIONAL   16.0     12.3    19.9     19.1     16.1 (12/29/92)
FIRSTAR GROWTH
  FUND - A - NO LOAD     15.9     12.0    19.6     18.8     15.9 (12/29/92)
FIRSTAR GROWTH
  FUND - A - LOAD<F2>    10.7     17.0    17.8     17.7     15.1 (12/29/92)
FIRSTAR GROWTH
  FUND - B - NO LOAD       -       -       -         -      1.0  (3/1/99)<F1>
FIRSTAR GROWTH
  FUND - B - LOAD<F3>      -       -       -         -      (4.0) (3/1/99)<F1>
S&P 500 STOCK
  INDEX<F4>              22.3     21.8    29.1     26.9     22.0 (12/29/92)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1, 1999 to April 30,1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%
<F4> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
---------------------------------------------
TYCO INTERNATIONAL, INC.                 4.6%
STATE STREET CORPORATION                 3.0%
SUNGARD DATA SYSTEMS, INC.               3.0%
COSTCO COMPANIES, INC.                   2.5%
AMERICAN INTERNATIONAL GROUP, INC.       2.4%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$335,444,867
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                              SPECIAL GROWTH FUND
--------------------------------------------------------------------------------

Firstar Special Growth Fund seeks capital appreciation through investments in medium-sized companies with stock market capitalizations generally between $1 billion to $5 billion. The Fund's weighted average market capitalization is currently $3.8 billion, right in line with the designated benchmark, the S&P MidCap 400 Index, which has a weighted average company value of $3.8 billion. In the first half of fiscal 1999, the Fund performed poorly against the designated benchmark and the average mid capitalization fund. The market's rotation toward higher price-to-earnings stocks (due to minimal earnings in the denominator) and deep value cyclicals did not match up well with our growth-at-a-reasonable price
(GARP) style. As a result, during the first half of the fiscal year, the Fund had a return of +7.4% (7.2% retail no-load), trailing the S&P Midcap 400 Index return of +18.9% and the Wilshire Midcap 750 universe return of +15.8%.
The Fund's growth-at-a-reasonable price focus led to overweighted positions in four sectors: finance, healthcare, consumer cyclicals and technology. The 1.5X weight in technology stocks (against the S&P MidCap 400) was the primary reason for underperformance within these sectors. One company in particular, Network Associates, fell 69% and cost the Fund over 4% of total return. Network Associates is a leader in the anti-virus and security software markets. They had stuffed the reseller distribution channel with their software products during 1998, and as a result announced a significant sales and earnings shortfall in early 1999. Another technology-related company, Tech Data (the second largest distributor of computers and related items), fell 40% in the six-month period following Compaq's attempt to mirror Dell Computer's direct distribution model. By the end of April, it became clear that Compaq's effort had failed as it announced plans to include Tech Data and others in its new distribution mode. As a result, Tech Data rose 40% in early May. In other sectors, the Fund continued to find winners in consumer cyclical retailers and financial services companies. Dollar General, a consumable basics retailer, rose 47%, thus adding 2% to the Fund's return. In finance, Charles Schwab rocketed over 100% as the company became an internet favorite while bellwether mid-capitalization finance companies like Marshall & Ilsley and MGIC Investment Corporation continued to outperform their peers. The Fund's healthcare overweight negatively impacted the portfolio by over 2% relative to the S&P MidCap 400 Index due to large positions in two hospital operators, Health Management Associates and Universal Health Services, in addition to pharmacy services company Omnicare. The market's perception of all three companies was impacted by regulatory changes and the lack of a flu season in December and January. In April, all three stocks rebounded nicely following solid earnings reports which eased investors' concerns. See page 60 for a complete listing of portfolio holdings.

We expect the Fund's holdings to report improving industry trends and solid company-specific earnings fundamentals in the second half of fiscal year 1999. The Fund now trades at a price-to-earnings (P/E) discount against the slower growing S&P MidCap 400 Index. On a weighted average basis, the Fund's shareholders are getting more than 20% expected earnings growth at a P/E of 20x and high relative returns on capital. As the year goes on, we believe investors will focus on the underlying fundamentals of the end market and the company individual trends to determine P/E ratios, rather than sequential revenue growth and market hype. A shift such as this should result in relative outperformance for the Fund's holdings.

Thank you for your continued support.


PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Todd Krieg, CFA, JD, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and Matthew D'Attilio, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Todd since September 1, 1994 and Matt since December 1, 1998. Todd has been with Firstar since 1992 and has seven years of investment management experience. He received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Matt has been with Firstar since 1993 and has six years of investment management experience. He received his BA from Bowdoin College in 1993. Todd and Matt are both Chartered Financial Analysts.

(PHOTO)                                 (PHOTO)
TODD M. KRIEG, CFA, JD                  MATTHEW D'ATTILIO, CFA

                                                            (LOGO) FIRSTAR FUNDS
          FIRSTAR SPECIAL
           GROWTH FUND -
           INSTITUTIONAL
          ---------------
12/28/89      10,000
10/90          8,953
10/91         14,346
10/92         15,617
10/93         18,138
10/94         18,641
10/95         23,449
10/96         26,399
10/97         32,323
10/98         30,494
4/99          32,739

This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                   Fiscal
                    Year-
                   To-Date  1 Year  3 Years  5 Years    Since Inception
                   -------  ------  -------  -------   ----------------
FIRSTAR SPECIAL
  GROWTH FUND -
  INSTITUTIONAL      7.4    (12.9)    6.5     12.8      13.5 (12/28/89)
FIRSTAR SPECIAL
  GROWTH FUND -
  A - NO LOAD        7.2    (13.1)    6.2     12.6      13.4 (12/28/89)
FIRSTAR SPECIAL
  GROWTH FUND -
  A - LOAD<F2>       2.4    (17.0)    4.6     11.6      12.9 (12/28/89)
FIRSTAR SPECIAL
  GROWTH FUND -
  B - NO LOAD         -       -        -        -       6.4 (3/1/99)<F1>
FIRSTAR SPECIAL
  GROWTH FUND -
  B - LOAD<F3>        -       -        -        -       1.4 (3/1/99)
S&P MIDCAP 400
  INDEX<F4>         18.9     6.4      20.1    19.8      17.1 (12/28/89)
S&P 500 STOCK
  INDEX<F5>         22.3     21.8     29.1    26.9      18.3 (12/28/89)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1,1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The S&P MidCap 400 Index is a capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard &Poor's with a median capitalization of approximately $700 million.
<F5> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995 does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
---------------------------------------------
DOLLAR GENERAL CORPORATION               5.8%
PROTECTIVE LIFE CORPORATION              5.0%
HEALTH MANAGEMENT ASSOCIATES, INC.       4.5%
OMNICARE, INC.                           4.5%
OFFICE DEPOT, INC.                       3.4%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$581,158,909
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Following the Federal Reserve's rate cut at the beginning of Firstar Emerging Growth Fund's fiscal year, small capitalization stocks rallied from their lows of October 8, 1998. At first, the rebound was broad-based among small company stocks, but by January 1999, the market differentiated by favoring deep cyclicals and mega capitalization stocks. Remarkable +4% real GDP growth in the fourth and first quarters led the rotation to basic materials and capital goods stocks. Unfortunately, these areas are typically an insignificant weight in the Fund's portfolio given their lack of consistent revenue and earnings growth.

During the small capitalization market correction last fall, we took the opportunity to focus the Fund's holdings in our most consistent companies, given that all valuations were depressed. Following the recovery we broadened our exposure to all sectors. For example, Granite Construction and Avondale Industries were added as growth cyclicals. Granite stands to benefit from a new highway bill while Avondale is a major Navy shipbuilder. We also added to our retail position with Williams Sonoma, Whole Foods, Ames Department Stores and Ethan Allen. We believe retail will remain a good sector based on high consumer confidence, record consumer net worth, and rising housing turnover. Significant mortgage refinancings have increased the size of the average American's pocketbook in recent years. See page 62 for a complete listing of portfolio holdings.

National Data Corporation, another holding with a high percentage of recurring revenues, rose 36% after posting solid earnings results. National Data is a large credit card processor and a leading healthcare data processor. Bisys Group, a provider of mutual fund services, jumped 16% after exceeding analysts' estimates. CDW Computer Centers, a catalog PC company, rose 20% as rumors of a PC demand slowdown abated.

The Fund's performance lagged that of its peers over the first half of the fiscal year. The Fund fell -3.9% (-4.1% retail no-load) while the S&P Small Cap 600 Index rose +9.0%. The Russell 2000 increased +15.2%. This poor performance follows significant relative outperformance in fiscal 1998. The primary reason for current underperformance is a result of the market's rotation toward deep value cyclicals and companies without earnings, such as Internet stocks.

With the Fund's holdings selling at a weighted average price-to-earnings ratio of 20x (equivalent to the S&P Small Cap 600 Index), we are excited about the potential for the Fund's holdings to see price-to-earnings multiple expansion given their earnings growth of 25%. This growth is twice that of the S&P Small Cap 600 Index. We expect many of the larger positions to post better-than-expected results with improving industry outlooks.

The Fund's top 10 holdings fell, on average, over 10% in the first six months of the fiscal year, largely on investor perception and the lack of new information. As the fundamentals of these companies are reported, we expect significant potential for stock price appreciation in these top 10 holdings, which represent over 35% of the portfolio. In addition, small capitalization stocks still trade at a 28% discount to the S&P 500 companies. As large company growth slows, investors are likely to rotate to faster growing companies such as small capitalization stocks.

We appreciate your continued confidence in Firstar Emerging Growth Fund and look forward to working with you in the future.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Todd Krieg, CFA, JD, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) and Matthew D'Attilio, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception August 15, 1997. Todd has been with Firstar since 1992 and has seven years of investment management experience. He received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Matt has been with Firstar since 1993 and has six years of investment management experience. He received his BA from Bowdoin College in 1993. Todd and Matt are both Chartered Financial Analysts.

(PHOTO)                       (PHOTO)
TODD KRIEG, CFA, JD           MATTHEW D'ATTILIO, CFA

                                                            (LOGO) FIRSTAR FUNDS

         FIRSTAR EMERGING
           GROWTH FUND -
           INSTITUTIONAL
          ---------------
8/15/97       10,000
10/97         10,310
10/98          9,665
4/99           9,276

This chart assumes an initial investment of $10,000 made on 8/15/97 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999
                                 Fiscal
                              Year-To-Date     1 Year       Since Inception
                              ------------     ------       ---------------
FIRSTAR EMERGING
  GROWTH FUND - INSTITUTIONAL    (3.9)         (21.1)       (4.3) (8/15/97)
FIRSTAR EMERGING
  GROWTH FUND - A - NO LOAD      (4.1)         (21.4)       (4.5) (8/15/97)
FIRSTAR EMERGING
  GROWTH FUND - A - LOAD<F2>     (8.4)         (24.9)       (7.1) (8/15/97)
FIRSTAR EMERGING
  GROWTH FUND - B - NO LOAD        -             -          (4.3) (3/1/99)<F1>
FIRSTAR EMERGING
  GROWTH FUND - B - LOAD<F3>       -             -          (9.1) (3/1/99)<F1>
S&P SMALLCAP 600 INDEX<F4>        9.0          (14.3)       1.4 (8/15/97)
WILSHIRE NEXT 1750 INDEX<F5>      16.7         (7.5)        6.7 (8/15/97)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.
<F5> The Wilshire Next 1750 Index is an unmanaged index which shows the next largest 1,750 companies after the Top 750 of the Wilshire 5000 Stock Index.

An investment cannot be made directly in an index.

Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and a 0.75% 12b-1 fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
---------------------------------------------
AXCIOM CORPORATION                       6.3%
ABRINFORMATION SERVICES, INC.            4.6%
NATIONAL DATA CORPORATION                4.0%
GOODYS FAMILY CLOTHING, INC.             3.6%
ENHANCE FINANCIAL SERVICES GROUP, INC.   3.4%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$151,690,994
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                                 MICROCAP FUND
--------------------------------------------------------------------------------

October 8, 1998 ended one of the worst periods in microcap investing history. The last six months, however, have been far kinder to small cap stocks. A surge in small caps was initially inspired by Federal Reserve interest rate cuts, easing the credit crunch that had been plaguing the market in the summer and early fall of 1998. Although the last six months were an improvement for small cap and microcap stocks, large cap stocks still outperformed as shown by the S&P 500's return of +22.3% versus the Russell 2000's return of +15.2%. The Russell 2000's return over this period was driven primarily by 10 multibillion-dollar internet companies whose performance contributed 6.5% of the 15.2% overall return during this period. The Firstar MicroCap Fund, however, significantly outperformed both of these indices, posting a gain of +26.8% (26.7% retail no-load) for the first six months of the fiscal year. The outperformance is primarily attributable to the Fund's focus on high quality companies, which are typically the first to bounce back from periods of extreme volatility (as we witnessed during July through October of last year).

Global economic recovery, particularly in the Far East, and a stronger-than-expected domestic economy kept the overall backdrop for equities quite positive. This backdrop led to a strong rotation into cyclical and value-oriented names, with the Morgan Stanley Cyclical Index up 31% over this period, and left small cap growth stocks in the dust. In addition, internet mania helped push many internet based companies to very frothy levels. One catalyst that has stimulated microcaps late in the period is the large number of acquisitions which have taken place this year versus all of last year (207 deals through early April versus 162 deals annually this decade). Previously, we stated that if the stock market won't recognize the value of microcap stocks, then corporate America will through acquisitions of these companies. Why must they acquire? Two major reasons: 1) there is tremendous pressure on America's largest corporations to maintain high growth to justify their high valuations, and 2) the end of the accounting convention for acquisitions, known as "poolings," which allows corporations to avoid goodwill amortization that depresses earnings in future years. Thus, we would expect to see a continued acceleration of the pace of corporate acquisitions and mergers which should benefit microcap stocks.

Firstar MicroCap Fund's current focus is on several themes including: the wireless craze, the internet, the convergence of voice, data and video, and the resurgence of oil and gas commodity prices. One of our biggest winners and a play on the wireless explosion is Alpha Industries, which manufactures switches and power amplifiers for wireless phones. Galileo Technology, another large holding, is a semiconductor designer whose chips find their way into networking switches which are used to move pockets of data through communication networks. Lastly, oil and gasoline prices have risen steadily as the oil supply is being constrained by OPEC voluntarily cutting production, as well as a pick-up in the global economy. We have therefore bought a number of oil and gas stocks, which are benefiting from higher commodity prices. See page 64 for a complete listing of portfolio holdings.

We believe that low valuations, increased levels of mergers and acquisitions, and low interest rates provide a healthy backdrop for a sustained period of outperformance by microcap stocks. The only cautionary note we have is in respect to the Federal Reserve's shift to a tightening bias on interest rates. Should the Federal Reserve raise rates, the impact on microcap stocks would likely be unfavorable because microcap stocks tend to have the greatest sensitivity to interest rate fluctuations of any equity security.

Standard & Poor's recently placed Firstar MicroCap Fund on its Select Fund list, a designation received by just 21 of the best small-cap growth funds in the market.<F35> Select Fund status is reserved for funds which have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style. Select Funds must also demonstrate an appropriate level of management skill and experience, consistency of investment processes, and depth of the organization.

In summary, we believe that microcap stocks could be in for a sustained period of outperformance. The Fund is currently open to new investments. Of course, microcap investing entails greater risk and we remind you of the inherent volatility this type of fund can present. As such, we appreciate your continued support of Firstar MicroCap Fund and look forward to providing our shareholders with the opportunity for attractive returns.

<F35>Performance reflects fee waivers in effect. In the absence of fee waivers, total performance would be reduced

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
Joseph A. Frohna, CFA, CPA, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company, LLC (FIRMCO) has managed the Fund since September 9, 1997. Joe has been with Firstar since 1995 and has six years of investment management experience. Joe received his BBA from the University of Wisconsin-Whitewater in 1986 and his MBA from the University of Michigan in 1994. Joe is a Chartered Financial Analyst and a Certified Public Accountant.

(PHOTO)

JOSEPH A. FROHNA, CFA, CPA

                                                            (LOGO) FIRSTAR FUNDS

              FIRSTAR
          MICROCAP FUND -
           INSTITUTIONAL
          ---------------
8/1/95        10,000
10/95         16,393
10/96         17,188
10/97         22,365
10/98         17,555
4/99          22,262

This chart assumes an initial investment of $10,000 made on 8/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                       Fiscal
                      Year-To-
                        Date     1 Year    3 Years      Since Inception
                        ----     ------    -------      ---------------
FIRSTAR MICROCAP
  FUND - INSTITUTIONAL   26.8     (16.2)     12.2       23.8 (8/1/95)
FIRSTAR MICROCAP
  FUND - A - NO LOAD     26.7     (16.4)     11.9       23.5 (8/1/95)
FIRSTAR MICROCAP
  FUND - A - LOAD<F2>    21.0     (20.2)     10.2       22.0 (8/1/95)
FIRSTAR MICROCAP
  FUND - B - NO LOAD       -         -        -         13.8 (3/1/99)<F1>
FIRSTAR MICROCAP
  FUND - B - LOAD<F3>      -         -        -         8.8 (3/1/99)<F1>
RUSSELL 2000 INDEX<F4>   15.2      (9.3)     8.9        11.8 (8/1/95)

A = Series A (retail class)
B = Series B (retail class)

<F36> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F37> Reflects maximum sales charge of 4.50%.
<F38> Reflects maximum deferred sales charge of 5.00%.
<F39> The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization.

An investment cannot be made directly in an index.

Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and a 0.75% 12b-1 fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 EQUITY HOLDINGS 4/30/99
---------------------------------------------
CORNELL CORRECTIONS, INC.                6.1%
TRANSACTION NETWORK SERVICES, INC.       5.6%
ALPHA INDUSTRIES, INC.                   4.9%
CAREER EDUCATION CORPORATION             3.5%
CHAMPIONSHIP AUTO RACING TEAMS, INC.     3.2%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$127,554,051
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
                           INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Performance: For the six-month period ending April 30, 1999, the Firstar International Equity Fund returned 18.5% (18.3% retail no-load). This compares with 15.4% return for the Morgan Stanley Capital International - Europe, Australia, New Zealand and the Far East (MSCI EAFE)Index over the same period. Thus far in 1999, the Firstar International Equity Fund had a return of 15.6% (15.5% retail no-load). This compares with 5.6% for the MSCI EAFE Index over the same period. The Firstar International Equity Fund is also a top performer among its mutual fund peer group based on recent performance.

Investment review: Trends in global equity markets during recent years have led to a great divergence in performance, primarily favoring "momentum" stocks at the expense of "value" stocks. In our opinion, a frenzy was created in which many investors were willing to pay any price for certain "momentum" stocks, particularly if a stock's name ends in".com." Our disciplined fundamental investment process has steered us away from such companies in favor of much more attractively priced stocks with favorable earnings prospects that we believe are selling at meaningful discounts to their intrinsic values. Many of these stocks are leaders in their respective industries, but cyclical factors have caused entire industries to fall out of favor. Similarly, the macro uncertainties in Asia and certain emerging markets have led to extreme share price weakness early in 1998, but share prices have begun to recover aggressively. Our efforts to take advantage of these situations have begun to be rewarded. We continue to increase our exposure to Japan while making limited changes in Europe. Our fundamental discipline has been effective over the long-term and we believe the last six months and year-to-date performance shown is indicative of favorable investor sentiment toward our value methodology.

Although late 1998 experienced a continuation of the trend in which large-cap "momentum" stocks led the markets in Europe, it appears that investors have begun to recognize that fundamentals and valuations do matter. One of the catalysts that has caused a reversal in this trend could be the possible bottoming of commodity prices. Commodity prices experienced a precipitous drop between late 1996 and early 1999. This decline put excessive pressure on commodity-sensitive stocks, particularly those in the oil, base metals, chemicals, and paper/forest product industries. We took advantage of this excessive weakness to buy positions in quality companies that are global leaders in their respective industries. As oil prices responded to OPEC production cuts and commodity prices appear to have bottomed, many of these stocks have staged strong recoveries during 1999.

From a geographical perspective, the portfolio is significantly underweight in Europe, and overweight in Asia. Within Europe, our emphasis has shifted from Southern Europe to Northern Europe, including the UK and Scandinavia. The Japanese exposure has increased to 11% due to share price appreciation and net purchases of new positions.

We have highlighted the key drivers that have influenced the portfolio during the last 6 months. Our exposure to commodity-sensitive stocks, emerging market companies and mid-cap stocks hurt us in 1998, but these same variables have contributed to our outperformance this year. In addition to these issues, the portfolio had substantial representation in the telecommunications, building materials and, selectively, the financial services industries. As of April 30, 1999, the Fund was invested in 107 stocks that are domiciled in 35 countries. Each of these stocks has passed our rigorous fundamental analysis and they collectively represent some of the most undervalued companies in the world. We recognize that recent years have been difficult for disciplined value investors, but we believe that we are in the early stages of a recovery in which fundamentals and valuations are re-emerging as the primary determinants of investment performance. We appreciate your patience and interest in the Firstar International Equity Fund.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
James E. Chaney, Chief Investment Officer of Hansberger Global Investors, Inc.
(HGI), the Fund's sub-adviser and John Hock, CFA, Research Analyst and Assistant Portfolio Manager of HGI and Robert Mazuelos, Research Analyst and Assistant Portfolio Manager of HGI, have co-managed the Fund since September 2, 1997 (when the sub-advisory agreement with HGI went into effect). Jim has been with HGI since 1996 and has 15 years of investment management experience. He received his BS from the University of Massachusetts - Amherst in 1979, his MS from Northeastern University in 1983 and his MBA from Columbia University in 1987. John has been with HGI since 1995 and has eight years of investment management experience. He received his BS from Cornell University in 1990 and his MBA from New York University in 1995. John is a Chartered Financial Analyst. Robert has been with HGI since 1995 and has eight years of investment management experience. He received his BS from the University of Florida in 1990.

(PHOTO)                  (PHOTO)                  (PHOTO)
JAMES E. CHANEY          JOHN HOCK, CFA           ROBERT MAZUELOS

                                                            (LOGO) FIRSTAR FUNDS

              FIRSTAR
           INTERNATIONAL
           EQUITY FUND -
           INSTITUTIONAL
         ----------------
4/28/94       10,000
10/94          9,995
10/95          9,620
10/96         10,410
10/97          9,879
10/98          8,303
4/99           9,835

This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                        FOR PERIODS ENDED APRIL 30, 1999

                        Fiscal
                       Year-To-
                         Date     1 Year  3 Years 5 Years   Since Inception
                         ----     ------  ------- -------   ---------------
FIRSTAR INTERNATIONAL
  EQUITY FUND -
  INSTITUTIONAL           18.5     (7.7)   (3.1)   (0.3)    (0.3) (4/28/94)
FIRSTAR INTERNATIONAL
  EQUITY FUND - A -
  NO LOAD                 18.3     (8.0)   (3.3)   (0.5)    (0.5) (4/28/94)
FIRSTAR INTERNATIONAL
  EQUITY FUND - A -
  LOAD<F2>                12.9    (12.1)   (4.8)   (1.4)    (1.5) (4/28/94)
FIRSTAR INTERNATIONAL
  EQUITY FUND - B -
  NO LOAD                  -         -       -       -      19.7 (3/1/99)<F1>
FIRSTAR INTERNATIONAL
  EQUITY FUND - B -
  LOAD<F3>                 -         -       -       -      14.7 (3/1/99)<F1>
EAFE INDEX<F4>            15.3      9.5     8.9     8.7     8.7  (4/28/94)

A = Series A (retail class)
B = Series B (retail class)

<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 4.50%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Morgan Stanley Capital International Europe, Australia and Far East
     Index ("MSCI/EAFE") is an unmanaged index composed of 20 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 4.50% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

TOP 5 COUNTRIES 4/30/99
------------------------------------
GREAT BRITAIN                  10.9%
JAPAN                          10.8%
HONG KONG                       7.7%
SWEDEN                          4.4%
FRANCE                          4.3%

Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

TOTAL FUND NET ASSETS 4/30/99
-----------------------------
$50,999,970
-----------------------------

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF ASSETS AND LIABILITIES
(Amounts in thousands, except per share data)
April 30, 1999
(Unaudited)                               BALANCED       BALANCED       GROWTH
                                           INCOME         GROWTH      AND INCOME
                                            FUND           FUND          FUND
                                            ----           ----          ----
ASSETS:
  Investments, at value
   (cost $43,390, $218,914,
   $524,404, $324,523,
   $233,595, $477,282, $156,549,
   $113,755, $51,624, respectively)       $ 48,640       $264,573    $783,055
  Cash                                           -            338           -
  Income receivable                            390          1,549         997
  Capital shares sold                          135            175         742
  Receivable for securities sold               342          1,214       5,828
  Other assets                                  71             37          57
                                           -------        -------     -------
   Total Assets                             49,578        267,886     790,679
                                           -------        -------     -------
LIABILITIES:
  Payable for securities purchased             136          1,964      10,299
  Capital shares redeemed                       34            164       1,002
  Payable to affiliates                         41            232         652
  Accrued expenses and other liabilities        18             26          62
                                           -------        -------     -------
   Total Liabilities                           229          2,386      12,015
                                           -------        -------     -------
NET ASSETS                                $ 49,349       $265,500    $778,664
                                           =======        =======     =======
NET ASSETS CONSIST OF:
  Capital stock                           $ 41,200       $211,234    $497,370
  Undistributed net
   investment income (loss)                    116            373         686
  Undistributed accumulated
   net realized gains (losses)
   on Investments                            2,783          8,234      21,957
  Unrealized net appreciation
   (depreciation) on:
   Investments                               5,250         45,659     258,651
   Futures contracts                             -              -           -
   Foreign currency                              -              -           -
                                           -------        -------     -------
   Total Net Assets                       $ 49,349       $265,500    $778,664
                                           =======        =======     =======
SERIES A:
  Net assets                              $ 12,867       $ 60,688    $210,946
  Shares authorized
   ($.0001 par value)                      100,000        500,000     500,000
  Shares issued and outstanding              1,151          1,983       4,480
  Net asset value and
   redemption price per share <F1>        $  11.18       $  30.60    $  47.09
                                           -------        -------     -------
  Maximum offering price per share <F1>   $  11.71       $  32.04    $  49.31
                                           =======        =======     =======

SERIES B:
  Net assets                              $    349       $    226    $    667
  Shares authorized ($.0001 par value)     100,000        500,000     500,000
  Shares issued and outstanding                 31              7          14
  Net asset value, redemption price
   and offering price per share <F1>      $  11.23       $  30.75    $  47.14
                                             =====          =====       =====

SERIES INSTITUTIONAL:
  Net assets                              $ 36,133       $204,586    $567,051
  Shares authorized ($.0001 par value)     100,000        500,000     500,000
  Shares issued and outstanding              3,227          6,676      12,023
  Net asset value, redemption price
   and offering price per share <F1>      $  11.20       $  30.65    $  47.16
                                             =====          =====       =====

<F1> Amounts may not recalculate due to rounding.

                     See notes to the financial statements.

                                           EQUITY                       SPECIAL        EMERGING                 INTERNATIONAL
                                            INDEX         GROWTH         GROWTH         GROWTH        MICROCAP        EQUITY
                                            FUND          FUND            FUND           FUND           FUND          FUND
                                            ----          ----            ----           ----           ----          ----

(Amounts in thousands, except per share data)
April 30, 1999
(Unaudited)
ASSETS:
    Investments, at value
       (cost $43,390, $218,914,
       $524,404, $324,523,
       $233,595, $477,282, $156,549,
       $113,755, $51,624, respectively)   $657,519       $335,977       $576,880       $154,959       $128,460        $49,821
    Cash                                         -              -              -              -              -            337
    Income receivable                          640            127            232             64             24            424
    Capital shares sold                      1,739            558            382            167             58              5
    Receivable for securities sold               -              -         10,867            916          2,993            738
    Other assets                                95             35             37             49             31             22
                                           -------        -------        -------        -------        -------        -------
       Total Assets                        659,993        336,697        588,398        156,155        131,566         51,347
                                           -------        -------        -------        -------        -------        -------
LIABILITIES:
    Payable for securities purchased             -            804          5,848          3,966          3,105              -
    Capital shares redeemed                    728            135            791            358            693             30
    Payable to affiliates                      251            290            547            126            193             75
    Accrued expenses and other liabilities     381             23             53             14             21            242
                                           -------        -------        -------        -------        -------        -------
       Total Liabilities                     1,360          1,252          7,239          4,464          4,012            347
                                           -------        -------        -------        -------        -------        -------
NET ASSETS                                $658,633       $335,445       $581,159       $151,691       $127,554       $ 51,000
                                           =======        =======        =======        =======        =======        =======
NET ASSETS CONSIST OF:
    Capital stock                         $310,328       $230,832       $399,928       $162,990       $ 96,679       $ 61,782
    Undistributed net
       investment income (loss)                520             31          (412)           (65)          (560)            136
    Undistributed accumulated
       net realized gains (losses)
       on Investments                       13,903          2,200         82,045        (9,644)         16,730        (9,113)
    Unrealized net appreciation
       (depreciation) on:
       Investments                         332,996        102,382         99,598        (1,590)         14,705        (1,803)
       Futures contracts                       886              -              -              -              -              -
       Foreign currency                          -              -              -              -              -            (2)
                                           -------        -------        -------        -------        -------        -------
       Total Net Assets                   $658,633       $335,445       $581,159       $151,691       $127,554       $ 51,000
                                           =======        =======        =======        =======        =======        =======
Series A:
    Net assets                            $141,733      $  48,485       $123,596       $ 11,954       $ 16,606       $  6,184
    Shares authorized
       ($.0001 par value)                  500,000        500,000        500,000        100,000         50,000        500,000
    Shares issued and outstanding            1,574          1,299          3,089          1,305          1,061            351
    Net asset value and
       redemption price per share <F1>    $  90.06      $   37.32      $   40.01      $    9.16       $  15.64       $  17.61
                                           -------        -------        -------        -------        -------        -------
    Maximum offering price per share <F1> $  94.30         $39.08      $   41.90      $    9.59       $  16.38       $  18.44
                                           =======        =======        =======        =======        =======        =======

Series B:
    Net assets                            $  1,164       $    311       $    135       $     40       $     16       $      6
    Shares authorized ($.0001 par value)   500,000        500,000        500,000        100,000         50,000        500,000
    Shares issued and outstanding               13              9              3              4              1              1
    Net asset value, redemption price
       and offering price per share <F1>  $  90.17      $   37.29      $   39.98      $    9.16       $  15.64       $  17.61
                                           =======        =======        =======        =======        =======        =======

Series Institutional:
    Net assets                            $515,736       $286,649       $457,428       $139,697       $110,932       $ 44,810
    Shares authorized ($.0001 par value)   500,000        500,000        500,000        100,000         50,000        500,000
    Shares issued and outstanding            5,719          7,599         11,293         15,208          7,015          2,529
    Net asset value, redemption price
       and offering price per share <F1>  $  90.18      $   37.72      $   40.51      $    9.19      $   15.80      $   17.72
                                             =====          =====          =====        =======        =======        =======

<F1> Amounts may not recalculate due to rounding.


See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)
(Unaudited)

                                           BALANCED INCOME FUND          BALANCED GROWTH FUND          GROWTH AND INCOME FUND
                                         Six months    Dec. 1, 1997    Six months         Year        Six months        Year
                                           ended       <F1> through       ended           ended          ended          ended
                                       Apr. 30, 1999     Oct. 31,     Apr. 30 1999      Oct. 31,     Apr. 30, 1999    Oct. 31,
                                        (Unaudited)        1998        (Unaudited)        1998        (Unaudited)       1998
                                        -----------        ----       ------------        ----        ----------        -----

OPERATIONS:
  Net investment income (loss)           $   651        $   962       $  2,353        $  4,908       $  3,640        $  6,241
  Net realized gain (loss) on:
     Investments                              86          (227)          9,088           7,539         22,924          48,714
     Foreign currency                          -              -              -               -              -               -
  Net change in unrealized
     appreciation (depreciation) on:
     Investments                           2,486          2,764          5,254           5,444         68,911          37,014
     Foreign currency                          -              -              -               -              -               -
  Net increase (decrease) in net
     assets resulting                     ------          -----         ------          ------         ------          ------
     from operations                       3,223          3,499         16,695          17,891         95,475          91,969
                                          ------          -----         ------          ------         ------          ------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                             10,751         47,732         36,254          82,729        112,819         216,717
  Shares issued to owners in
     reinvestment of dividends               968            194         10,156          21,725         47,247          20,917
  Shares redeemed                        (7,768)        (5,929)       (35,037)        (60,901)       (88,281)       (135,217)
  Net increase (decrease) in
     net assets as a result of            ------        -------         ------          ------        -------         -------
     capital share transactions            3,951         41,997         11,373          43,553         71,785         102,417
                                          ------          -----         ------          ------         ------         -------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income               (155)          (128)          (501)         (1,052)          (915)         (1,343)
  From net realized gains                  (449)              -        (1,908)         (3,620)       (13,914)         (4,638)
                                          ------          -----         ------          ------         ------          ------
                                           (604)          (128)        (2,409)         (4,672)       (14,829)         (5,981)
                                          ------          -----         ------          ------         ------          ------

DISTRIBUTIONS TO SERIES B SHAREOWNERS:
  From net investment income                   -              -              -               -              -               -
  From net realized gains                      -              -              -               -              -               -
                                          ------          -----         ------          ------         ------          ------
                                               -              -              -               -              -               -
                                          ------          -----         ------          ------         ------          ------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income               (502)          (718)        (1,851)         (3,864)        (2,949)         (4,463)
  From net realized gains                (1,369)              -        (6,088)        (13,536)       (35,752)        (13,098)
                                          ------          -----         ------         -------       --------        --------
                                         (1,871)          (718)        (7,939)        (17,400)       (38,701)        (17,561)
                                          ------          -----         ------         -------       --------        --------

TOTAL INCREASE (DECREASE) IN NET ASSETS    4,699         44,650         17,720          39,372        113,730         170,844

NET ASSETS:
  Beginning of period                     44,650              -        247,780         208,408        664,934         494,090
                                          ------          -----        -------         -------        -------         -------

  End of period (including
     undistributed net investment
     income (loss) of $116, $122,
     $373, $373, $686, $910, $520,
     $621, $31, $234, $(412), $(2),
     $(65) and $(71), respectively)      $49,349        $44,650       $265,500        $247,780       $778,664        $664,934
                                          ======         ======        =======         =======        =======         =======

<F1> Commencement of operations.


                                                          (LOGO) FIRSTAR FUNDS

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
(Amounts in thousands)


                                          EQUITY INDEX FUND           GROWTH FUND        SPECIAL GROWTH FUND   EMERGING GROWTH FUND
                                        Six months    Year       Six months    Year      Six months    Year      Six months   Year
                                           ended      ended        ended      ended        ended      ended        ended     ended
                                         Apr. 30,   Oct. 31,      Apr. 30,   Oct. 31,     Apr. 30,   Oct. 31,     Apr. 30,  Oct.31,
                                           1999       1998          1999       1998         1999       1998         1999      1998
                                           ----       ----          ----       ----         ----       ----         ----      ----
                                        (Unaudited)             (Unaudited)             (Unaudited)             (Unaudited)
OPERATIONS:
  Net investment income (loss)          $  3,336    $  6,945   $     63    $    356     $    (409) $  (2,626)  $     (38)  $   303
  Net realized gain (loss) on:
     Investments                          16,522       1,439      3,473      26,680         84,177      3,773     (3,112)  (6,752)
     Foreign currency                          -           -          -           -              -          -           -        -

  Net change in unrealized
     appreciation (depreciation) on:
     Investments                          99,443      81,804     34,552      10,510       (40,057)   (33,543)     (3,339)      875
     Foreign currency                          -           -          -           -              -          -           -        -
  Net increase (decrease) in
     assets resulting                    -------      ------     ------      ------         ------   --------     -------  -------
     from operations                     119,301      90,188     38,088      37,546         43,711   (32,396)     (6,489)  (5,574)
                                         -------      ------     ------      ------         ------   --------     -------  -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                            164,000     184,708     99,019      68,655        107,696    149,421     105,903   40,444
  Shares issued to owners in
     reinvestment of dividends             6,299      12,729     22,498      23,938          4,422     64,516          71      352
  Shares redeemed                      (186,949)   (103,374)   (32,141)    (70,468)      (170,816)  (225,403)    (20,980) (14,898)
  Net increase (decrease) in
     net assets as a result of           -------      ------     ------      ------         ------   --------     -------  -------
     capital share transactions         (16,650)      94,063     89,376      22,125       (58,698)   (11,466)      84,994   25,898
                                         -------      ------     ------      ------         ------   --------     -------  -------

Distributions to Series A Shareowners:
  From net investment income               (628)     (1,155)       (28)        (16)              -          -        (15)     (12)
  From net realized gains                  (710)     (1,399)    (4,421)     (3,671)        (1,086)   (14,736)           -     (33)
                                         -------      ------     ------      ------         ------   --------     -------  -------
                                         (1,338)     (2,554)    (4,449)     (3,687)        (1,086)   (14,736)        (15)     (45)
                                         -------      ------     ------      ------         ------   --------     -------  -------

Distributions to Series B Shareowners:
  From net investment income                   -           -          -           -              -          -           -        -
  From net realized gains                      -           -          -           -              -          -           -        -
                                         -------      ------     ------      ------         ------   --------     -------  -------
                                               -           -          -           -              -          -           -        -
                                         -------      ------     ------      ------         ------   --------     -------  -------

Distributions to Series Institutional
  Shareowners:
  From net investment income             (2,808)     (5,682)      (237)       (185)              -          -        (83)    (118)
  From net realized gains                (2,753)     (5,759)   (23,344)    (26,481)        (3,772)   (56,822)           -    (276)
                                         -------      ------     ------      ------         ------   --------     -------  -------
                                         (5,561)    (11,441)   (23,581)    (26,666)        (3,772)   (56,822)        (83)    (394)
                                         -------      ------     ------      ------         ------   --------     -------  -------

TOTAL INCREASE (DECREASE) IN NET ASSETS   95,752     170,256     99,434      29,318       (19,845)  (115,420)      78,407   19,885

NET ASSETS:
  Beginning of period                    562,881     392,625    236,011     206,693        601,004    716,424      73,284   53,399

  End of period (including
     undistributed net investment
     income (loss) of $116, $122,
     $373, $373, $686, $910, $520,
     $621, $31, $234, $(412), $(2),
       $(65) and $(71), respectively)   $658,633    $562,881   $335,445    $236,011       $581,159   $601,004    $151,691  $73,284

<F1> Commencement of operations.

                   See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)
(Unaudited)                            MICROCAP FUND   INTERNATIONAL EQUITY FUND
                                   Six months     Year     Six months    Year
                                     ended        ended      ended       ended
                                    Apr. 30,    Oct. 31,    Apr. 30,   Oct. 31,
                                      1999        1998        1999       1998
                                      ----        ----        ----       ----
                                  (Unaudited)             (Unaudited)
OPERATIONS:
  Net investment income (loss)    $   (557)  $ (1,595)    $    159   $    855
  Net realized gain (loss) on:
     Investments                     17,309      (275)     (3,815)    (5,124)
     Foreign currency                     -          -       (107)       (23)
  Net change in unrealized
     appreciation (depreciation) on:
     Investments                     10,122   (21,884)      11,777    (7,356)
                                    -------    -------     -------    -------
     Foreign currency                     -          -         (7)          5
  Net increase (decrease) in net
     assets resulting from
     operations                      26,874   (23,754)       8,007   (11,643)
                                    -------    -------     -------    -------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                        35,987      3,237       5,708     16,655
  Shares issued to owners in
     reinvestment of dividends          265      9,448         691      1,247
  Shares redeemed                  (20,409)   (13,035)    (13,673)   (17,246)
                                    -------    -------     -------    -------
  Net increase (decrease) in
     net assets as a result of
     capital share transactions      15,843      (350)     (7,274)        656
                                    -------    -------     -------    -------

DISTRIBUTIONS TO SERIES A SHAREOWNERS:
  From net investment income              -          -       (122)       (31)
  From net realized gains              (44)    (1,599)           -      (135)
                                    -------    -------     -------    -------
                                       (44)    (1,599)       (122)      (166)
                                    -------    -------     -------    -------

DISTRIBUTIONS TO SERIES B SHAREOWNERS:
  From net investment income              -          -           -          -
  From net realized gains                 -          -           -          -
                                    -------    -------     -------    -------
                                          -          -           -          -
                                    -------    -------     -------    -------

DISTRIBUTIONS TO SERIES INSTITUTIONAL
  SHAREOWNERS:
  From net investment income              -          -       (767)      (277)
  From net realized gains             (234)    (9,815)           -    (1,122)
                                    -------    -------     -------    -------
                                      (234)    (9,815)       (767)    (1,399)
                                    -------    -------     -------    -------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                      42,439   (35,518)       (156)   (12,552)
NET ASSETS:
  Beginning of period                85,115    120,633      51,156     63,708
                                    -------    -------     -------    -------

  End of period (including
     undistributed net investment
     income (loss) of $(560),
     $(3), $136 and $866,
     respectively)                 $127,554   $ 85,115    $ 51,000   $ 51,156
                                   ========   ========    ========   ========

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF OPERATIONS
(Amounts in thousands)
Period Ended April 30, 1999
(Unaudited)               BALANCED     BALANCED    GROWTH     EQUITY
                           INCOME       GROWTH   AND INCOME   INDEX      GROWTH
                            FUND         FUND       FUND       FUND       FUND
                            ----         ----       ----       ----       ----
INVESTMENT INCOME:
  Dividend income:
     Domestic            $   189      $   325    $ 5,693   $  3,847   $   602
     Foreign                   -            -          -          -         -
  Interest income:
     Domestic                687        3,278      1,527        682       878
     Foreign                   -            -          -          -         -
  Other income                 -            3          -         26         -
                          ------       ------     ------     ------    ------
                             876        3,606      7,220      4,555     1,480
                          ------       ------     ------     ------    ------
EXPENSES:
  Investment advisory fees   176          988      2,757        766     1,115
  Administration fees         25          141        394        328       159
  Shareowner servicing
     and accounting costs     32           75        106         84        47
  Service organization
     fees - Series A          15           77        255        159        56
  Custody fees                 7           45         59         51        21
  Federal and state
     registration fees        13           17         23         25        15
  Professional fees           16           19         18         18        18
  Reports to shareowners      15           19         43         26        10
  Amortization of
     organization costs        5            -          -          -         -
  Directors' fees
     and expenses              4            4          4          4         4
  Other                        1            3          9          8         3
                          ------       ------     ------     ------    ------

  Total expenses
     before waiver           309        1,388      3,668      1,469     1,448
     Less: Waiver of
       expenses             (84)        (135)       (88)      (250)      (31)
                          ------       ------     ------     ------    ------

     Net Expenses            225        1,253      3,580      1,219     1,417
                          ------       ------     ------     ------    ------

NET INVESTMENT INCOME        651        2,353      3,640      3,336        63
                          ------       ------     ------     ------    ------
REALIZED AND UNREALIZED GAIN:
  Net realized gain on:
     Investments              86        9,088     22,924     16,522     3,473
     Foreign currency          -            -          -          -         -
  Net change in unrealized
     appreciation on:
     Investments           2,486        5,254     68,911     99,443    34,552
     Foreign currency          -            -          -          -         -
                          ------       ------     ------     ------    ------

     Net gain on
       investments and
       foreign currency    2,572       14,342     91,835    115,965    38,025
                          ------       ------     ------     ------    ------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS$ 3,223      $16,695    $95,475   $119,301   $38,088
                          ======      =======    =======   ========   =======

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF OPERATIONS
(Amounts in thousands)
Period Ended April 30, 1999
(Unaudited)                       SPECIAL     EMERGING             INTERNATIONAL
                                  GROWTH       GROWTH    MICROCAP     EQUITY
                                   FUND         FUND       FUND        FUND
                                   ----         ----       ----        ----
INVESTMENT INCOME:
  Dividend income:
     Domestic                    $ 1,010    $   168     $   182           -
     Foreign(net of
       withholding taxes
       of $52)                         -          -           -     $   518
  Interest income:
     Domestic                      1,467        316         251           -
     Foreign                           -          -           -           7
  Other income                        41          -           -           -
                                  ------     ------      ------      ------
                                   2,518        484         433         525
                                  ------     ------      ------      ------

EXPENSES:
  Investment advisory fees         2,251        369         819         321
  Administration fees                322         53          59          25
  Shareowner servicing
     and accounting costs            119         38          39          34
  Service organization
     fees - Series A                 166         17          20           8
  Custody fees                        53         26          16           8
  Federal and state registration
     fees                             11         20          14          12
  Professional fees                   17         19          21          21
  Reports to shareowners              54          8           7           4
  Amortization of organization
     costs                             -          2           2           3
  Directors' fees and expenses         4          4           4           4
  Other                                9          1           3           1
                                  ------     ------      ------      ------

  Total expenses before waiver     3,006        557       1,004         441
     Less: Waiver of expenses       (79)       (35)        (14)        (75)
                                  ------     ------      ------      ------

     Net Expenses                  2,927        522         990         366
                                  ------     ------      ------      ------

NET INVESTMENT INCOME (LOSS)       (409)       (38)       (557)         159
                                  ------     ------      ------      ------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
     Investments                  84,177    (3,112)      17,309     (3,815)

     Foreign currency                  -          -           -       (107)
  Net change in unrealized
     appreciation
     (depreciation) on:
     Investments                (40,057)    (3,339)      10,122      11,777
     Foreign currency                  -          -           -         (7)
                                  ------     ------      ------      ------
     Net gain (loss) on
       investments and
       foreign currency           44,120    (6,451)      27,431       7,848
                                  ------     ------      ------      ------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS                  $43,711   $(6,489)     $26,874     $ 8,007
                                 =======    =======     =======      ======

                     See notes to the financial statements.

                      This page intentionally left blank.

FINANCIAL HIGHLIGHTS

INSTITUTIONAL
EQUITY FUNDS


                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period     Income     Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1> through Oct. 31, 1998           $10.00       $0.30        $0.96       $1.26      $(0.25)           -      $(0.25)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       11.01        0.19         0.59        0.78       (0.15)     $(0.44)       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   22.76        0.44       (0.66)      (0.22)       (0.44)           -       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   22.10        0.53         3.78        4.31       (0.51)           -       (0.51)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   25.90        0.55         2.62        3.17       (0.53)      (0.55)       (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   27.99        0.66         4.20        4.86       (0.66)      (1.68)       (2.34)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   30.51        0.62         1.86        2.48       (0.64)      (2.50)       (3.14)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       29.85        0.28         1.75        2.03       (0.28)      (0.95)       (1.23)
-----------------------------------------------------------------------------------------------------------------------------------
GRWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   23.70        0.43       (0.03)        0.40       (0.42)      (0.59)       (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   23.09        0.42         5.14        5.56       (0.42)      (0.60)       (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.63        0.50         6.61        7.11       (0.47)      (1.19)       (1.66)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   33.08        0.46         8.94        9.40       (0.47)      (2.73)       (3.20)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   39.28        0.47         6.55        7.02       (0.45)      (1.39)       (1.84)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       44.46        0.24         5.93        6.17       (0.26)      (3.21)       (3.47)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   33.04        0.77         0.35        1.12       (0.75)           -       (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   33.41        0.76         7.71        8.47       (0.74)      (0.06)       (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   41.08        0.91         8.68        9.59       (0.89)      (0.35)       (1.24)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   49.43        0.95        14.33       15.28       (0.94)      (0.61)       (1.55)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   63.16        1.02        12.59       13.61       (1.00)      (1.11)       (2.11)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       74.66        0.49        15.99       16.48       (0.49)      (0.47)       (0.96)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   21.40        0.06         0.06        0.12       (0.05)           -       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   21.47        0.03         4.16        4.19       (0.05)           -       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   25.61      (0.01)         4.83        4.82            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   30.43        0.04         6.31        6.35            -      (1.30)       (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   35.48        0.07         5.70        5.77       (0.03)      (5.17)       (5.20)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       36.05        0.01         5.74        5.75       (0.04)      (4.04)       (4.08)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset                  End of    to Average   to Average   Portfolio
                                             Value, End     Total       Period        Net         Net       Turnover
                                             of Period   Return<F2>     (000s)    Assets<F3>   Assets<F3>   Rate<F2>

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1> through Oct. 31, 1998           $11.01      12.70%      $34,036   0.75%<F4>    3.07%<F4>      58.33%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       11.20       7.21%       36,133   0.89%<F4>    2.83%<F4>      11.79%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   22.10     (0.93)%       94,657   0.75%<F5>    2.03%<F5>      59.77%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   25.90      19.79%      104,552   0.75%<F5>    2.24%<F5>      61.87%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.99      12.56%      129,415   0.75%<F5>    2.05%<F5>      63.91%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   30.51      18.39%      164,382   0.75%<F5>    2.31%<F5>      69.90%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   29.85       8.83%      188,123   0.75%<F5>    2.16%<F5>      56.44%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       30.65       6.76%      204,586   0.89%<F5>    1.84%<F5>      33.47%
-----------------------------------------------------------------------------------------------------------------------------------
GRWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   23.09       1.84%      164,053   0.90%<F6>    1.89%<F6>      56.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   27.63      25.00%      162,752   0.90%<F6>    1.70%<F6>      47.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   33.08      26.90%      226,888   0.90%<F6>    1.67%<F6>      51.37%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   39.28      30.83%      366,020   0.87%<F6>    1.34%<F6>      31.36%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   44.46      18.35%      474,603   0.87%<F6>    1.11%<F6>      48.56%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       47.16      14.06%      567,051   0.90%<F6>    1.06%<F6>      13.36%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   33.41       3.51%      107,563   0.50%<F7>    2.38%<F7>      13.28%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   41.08      26.02%      138,106   0.46%<F7>    2.34%<F7>       4.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   49.43      23.68%      212,072   0.41%<F7>    2.01%<F7>       7.48%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   63.16      31.38%      315,759   0.38%<F7>    1.66%<F7>       9.81%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   74.66      21.93%      452,752   0.33%<F7>    1.43%<F7>       2.91%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       90.18      22.16%      515,736   0.35%<F7>    1.13%<F7>       6.88%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   21.47       0.56%      113,197   0.88%<F8>    0.30%<F8>      33.24%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   25.61      19.55%      134,428   0.90%<F8>    0.13%<F8>      49.84%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   30.43      18.82%      155,293   0.90%<F8>  (0.04)%<F8>      56.75%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   35.48      21.56%      181,650   0.89%<F8>    0.09%<F8>      62.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   36.05      18.89%      197,798   0.89%<F8>    0.20%<F8>      51.82%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       37.72      16.03%      286,649   0.91%<F8>    0.08%<F8>      28.89%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Commencement of operations.
<F2> Not annualized for the period ended October 31, 1998 for the Balanced
     Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds.
<F3> Annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds.
<F4> Without fees waived, ratios of net expenses to average net assets for the periods ended April 30, 1999 and October 31, 1998 would have been 1.25%, 1.38%, respectively; and ratio of net investment income to average net assets for the period ended April 30, 1999 and October 31, 1998 would have been 2.47%, 2.44%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.99%, 0.99%, 1.00%, 1.03%,
     1.06%, 1.05%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.74%,
     1.92%, 2.05%, 1.77%, 1.93%, 1.73%, respectively.
<F6> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.92%, 0.94%, 0.94%, 0.98%,
     1.01%, 1.01%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.04%,
     1.04%, 1.27%, 1.59%, 1.59%,  1.78%, respectively.
<F7> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.43%, 0.44%, 0.45%, 0.48%,
     0.53%, 0.57%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and for the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.05%,
     1.32%, 1.59%, 1.94%, 2.27%, 2.31%, respectively.
<F8> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.93%, 0.96%, 0.96%, 0.98%, 1.02%,
     1.00%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.06%, 0.13%,
     0.01%, (0.12)%, 0.01%, 0.19%, respectively.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


FINANCIALHIGHLIGHTS

INSTITUTIONAL
EQUITY FUNDS


                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period     Income     Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $32.34       $0.04        $0.85       $0.89     $(0.04)$           -      $(0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   33.19        0.00         8.49        8.49            -     $(0.21)       (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   41.47      (0.04)         4.74        4.70            -      (4.59)       (4.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   41.58      (0.11)         8.49        8.38            -      (5.26)       (5.26)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   44.70      (0.14)       (2.09)      (2.23)            -      (4.46)       (4.46)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       38.01      (0.01)         2.82        2.81            -      (0.31)       (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 19971 through Oct. 31, 1997              10.00        0.02         0.29        0.31            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.31        0.05       (0.71)      (0.66)       (0.02)      (0.05)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)        9.58           -       (0.37)      (0.37)       (0.02)           -       (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 19951 through June 30, 1996               10.00      (0.02)         6.14        6.12       (0.05)      (0.62)       (0.67)
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996 through Oct. 31, 1996                15.45      (0.07)         0.82        0.75            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   16.20      (0.15)         4.27        4.12            -      (2.75)       (2.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   17.57      (0.22)       (3.19)      (3.41)            -      (1.67)       (1.67)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       12.49      (0.07)         3.41        3.34            -      (0.03)       (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY8
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 19941 through Oct. 31, 1994              20.00        0.04       (0.05)      (0.01)            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   19.99        0.12       (0.87)      (0.75)       (0.04)      (0.01)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   19.19        0.11         1.44        1.55       (0.10)      (0.37)       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   20.27      (0.10)       (1.10)      (1.00)       (0.17)      (0.46)       (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   18.64        0.24       (3.16)      (2.92)       (0.09)      (0.37)       (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       15.26        0.10         2.67        2.77       (0.31)           -       (0.31)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset                  End of    to Average   to Average   Portfolio
                                             Value, End     Total       Period        Net         Net       Turnover
                                             of Period   Return<F2>     (000s)    Assets<F3>   Assets<F3>   Rate<F2>

-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $33.19       2.77%     $395,584   0.89%<F4>    0.13%<F4>      69.74%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   41.47      25.79%      434,228   0.90%<F4>    0.00%<F4>      79.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   41.38      12.58%      482,857   0.88%<F4>  (0.10)%<F4>     103.34%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   44.36      22.44%      569,028   0.87%<F4>  (0.25)%<F4>      97.40%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   38.01     (5.66)%      464,858   0.88%<F4>  (0.32)%<F4>      77.39%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       40.51       7.36%      457,428   0.92%<F4>  (0.08)%<F4>      64.07%
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 19971 through Oct. 31, 1997              10.31       3.10%       48,044   0.90%<F5>    1.18%<F5>      14.51%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                    9.58     (6.35)%       60,400   0.90%<F5>    0.49%<F5>     132.63%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)        9.19     (3.93)%      139,697   1.02%<F5>  (0.04)%<F5>      45.82%
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 19951 through June 30, 1996               15.45      63.93%       63,595   1.74%<F6>  (0.16)%<F6>     283.67%
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996 through Oct. 31, 1996                16.20       4.85%       66,368   1.72%<F6>  (1.44)%<F6>      64.44%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   17.57      30.12%      103,840   1.70%<F6>  (1.20)%<F6>     158.39%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   12.49    (21.51)%       72,696   1.74%<F6>  (1.38)%<F6>     135.61%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       15.80      26.82%      110,932   1.77%<F6>  (0.98)%<F6>      76.51%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY8
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 19941 through Oct. 31, 1994              19.99     (0.05)%       23,756   1.49%<F7>    0.44%<F7>       6.55%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   19.19     (3.75)%       31,187   1.50%<F7>    0.66%<F7>      15.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   20.27       8.21%       43,182   1.50%<F7>    0.62%<F7>      31.57%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   18.64     (5.10)%       57,206   1.50%<F7>    0.50%<F7>      97.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   15.26    (15.97)%       44,670   1.50%<F7>    1.37%<F7>      43.96%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       17.72      18.45%       44,810   1.54%<F7>    0.72%<F7>      15.50%
-----------------------------------------------------------------------------------------------------------------------------------



<F1> Commencement of operations.
<F2> Not annualized for the period ended October 31, 1998 for the Balanced
     Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds.
<F3> Annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds.
<F4> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.95%, 0.95%, 0.95%, 0.95%, 0.98%,
     0.98%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been (0.12)%, (0.39)%,
     (0.32)%, (0.17)%, (0.08)%, 0.04%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal year ended October 1998 and for the period ended October 31, 1997 would have been 1.09%, 1.17%, 1.24%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal year ended October 1998 and for the period ended October 31, 1997 would have been (0.11)%, 0.22%, 0.84%, respectively.
<F6> Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997 and for the periods ended October 31, 1996 and June 30, 1996 would have been 1.80%, 1.81%, 1.78%, 1.79% and 1.97%, respectively, and the ratio of net investment income (loss) to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997 and for the periods ended October 31, 1996 and June 30, 1996 would have been (1.01)%. 1.45%, (1.28)%, (1.51)% and (0.39)%, respectively.
<F7> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal year ended October 31, 1998, 1997, 1996, 1995 and the period ended October 31, 1994 would have been 1.87%, 1.92%, 2.25%, 2.36%, 2.65% and 2.85%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995 and the period ended October 31, 1994 would have been 0.40%, 0.96%, (0.25)%, (0.24)%, (0.49)% and (0.92)%, respectively.
<F8> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisers.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


FINANCIALHIGHLIGHTS

RETAIL A SHARE
EQUITY FUNDS


                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period     Income     Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1> through Oct. 31, 1998           $10.00       $0.28        $0.96       $1.24      $(0.24)           -      $(0.24)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       11.00        0.14         0.62        0.76       (0.14)    $(0.44)$       (0.58)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   22.76        0.44       (0.66)      (0.22)       (0.44)           -       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   22.10        0.49         3.77        4.26       (0.47)           -       (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   25.89        0.47         2.64        3.11       (0.47)      (0.55)       (1.02)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   27.98        0.58         4.19        4.77       (0.59)      (1.68)       (2.27)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   30.38        0.56         1.86        2.42       (0.58)      (2.50)       (3.08)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       29.82        0.25         1.73        1.98       (0.25)      (0.95)       (1.20)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   23.70        0.43       (0.03)        0.40       (0.42)      (0.59)       (1.01)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   23.09        0.37         5.14        5.51       (0.38)      (0.60)       (0.98)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.62        0.42         6.61        7.03       (0.39)      (1.19)       (1.58)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   33.07        0.37         8.92        9.29       (0.39)      (2.73)       (3.12)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   39.24        0.36         6.55        6.91       (0.35)      (1.39)       (1.74)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       44.41        0.19         5.91        6.10       (0.21)      (3.21)       (3.42)
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   33.04        0.77         0.35        1.12       (0.75)           -       (0.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   33.41        0.70         7.70        8.40       (0.68)      (0.06)       (0.74)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   41.07        0.77         8.69        9.46       (0.78)      (0.35)       (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   49.40        0.80        14.33       15.13       (0.81)      (0.61)       (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   63.11        0.84        12.58       13.42       (0.84)      (1.11)       (1.95)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       74.58        0.37        15.99       16.36       (0.41)      (0.47)       (0.88)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   21.40        0.06         0.06        0.12       (0.05)           -       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   21.47      (0.02)         4.16        4.14       (0.03)           -       (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   25.58      (0.07)         4.81        4.74            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   30.32        0.05         6.30        6.25            -      (1.30)       (1.30)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   35.27      (0.02)         5.66        5.64       (0.02)      (5.17)       (5.19)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       35.72      (0.01)         5.67        5.66       (0.03)      (4.03)       (4.06)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset                  End of    to Average   to Average   Portfolio
                                             Value, End     Total       Period        Net         Net       Turnover
                                             of Period   Return<F2>     (000s)    Assets<F3>   Assets<F3>   Rate<F2>

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dec. 1, 1997<F1> through Oct. 31, 1998           $11.00      12.46%      $10,614   1.00%<F4>    2.82%<F4>      58.33%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       11.18       7.01%       12,867   1.14%<F4>    2.58%<F4>      11.79%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   22.10     (0.93)%       94,657   0.75%<F5>    2.03%<F5>      59.77%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   25.89      19.55%       21,832   0.94%<F5>    2.05%<F5>      61.87%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.98      12.30%       29,034   1.00%<F5>    1.80%<F5>      63.91%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   30.48      18.07%       44,026   1.00%<F5>    2.06%<F5>      69.90%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   29.82       8.60%       59,657   1.00%<F5>    1.91%<F5>      56.44%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       30.60       6.59%       60,688   1.14%<F5>    1.59%<F5>      33.47%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   23.09       1.84%      164,053   0.90%<F6>    1.89%<F6>      56.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   27.62      24.75%       42,424   1.09%<F6>    1.51%<F6>      47.85%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   33.07      26.62%       71,310   1.15%<F6>    1.42%<F6>      51.37%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   39.24      30.47%      128,070   1.12%<F6>    1.09%<F6>      31.36%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   44.41      18.08%      190,331   1.12%<F6>    0.86%<F6>      48.56%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       47.09      13.92%      210,946   1.15%<F6>    0.81%<F6>      13.36%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   33.41       3.51%      107,563   0.50%<F7>    2.38%<F7>      13.28%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   41.07      25.79%       18,663   0.66%<F7>    2.14%<F7>       4.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   49.40      23.36%       39,656   0.66%<F7>    1.76%<F7>       7.48%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   63.11      31.08%       76,866   0.63%<F7>    1.40%<F7>       9.81%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   74.58      21.63%      110,129   0.58%<F7>    1.18%<F7>       2.91%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       90.06      22.02%      141,733   0.60%<F7>    0.88%<F7>       6.88%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   21.47       0.56%      113,197   0.88%<F8>    0.30%<F8>      33.24%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   25.58      19.31%       10,105   1.09%<F8>  (0.06)%<F8>      49.84%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   30.32      18.53%       16,636   1.15%<F8>  (0.29)%<F8>      56.75%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   35.27      21.30%       25,043   1.14%<F8>  (0.16)%<F8>      62.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   35.72      18.58%       38,213   1.14%<F8>  (0.05)%<F8>      51.82%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       37.32      15.93%       48,485      1.16%8     (0.17)%8      28.89%
-----------------------------------------------------------------------------------------------------------------------------------

<F1> Commencement of operations.
<F2> Not annualized for the period ended October 31, 1998 for the Balanced
     Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds. The total return calculations for the Funds do not reflect the maximum sales charge of 4.50%.
<F3> Annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds.
<F4> Without fees waived, ratios of net expenses to average net assets for the periods ended April 30, 1999 and October 31, 1998 would have been 1.50%, 1.63%, respectively; and ratio of net investment income to average net assets for the period ended April 30, 1999 and October 31, 1998 would have been 2.22%, 2.19%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.24%, 1.24%, 1.25%, 1.28%, 1.25%,
     1.05%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.49%, 1.67%,
     1.80%, 1.52%, 1.74%, 1.73%, respectively.
<F6> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.17%, 1.19%, 1.19%, 1.23%, 1.20%,
     1.01%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 0.79%, 0.79%,
     1.02%, 1.35%, 1.40%, 1.78%, respectively.
<F7> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.68%, 0.69%, 0.70%, 0.73%, 0.73%,
     0.57%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.80%, 1.07%,
     1.33%, 1.69%, 2.07%, 2.31%, respectively.
<F8> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.18%, 1.21%, 1.21%, 1.23%, 1.21%,
     1.00%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been (0.19)%, (0.12)%,
     (0.24)%, (0.36)%, (0.18)%, 0.19%, respectively.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


FINANCIALHIGHLIGHTS

RETAIL A SHARE
EQUITY FUNDS


                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period     Income     Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $32.34       $0.04        $0.85       $0.89      $(0.04)           -      $(0.04)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   33.19      (0.07)         8.49        8.42            -     $(0.21)       (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   41.40      (0.13)         4.70        4.57            -      (4.59)       (4.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   41.38      (0.20)         8.44        8.24            -      (5.26)       (5.26)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   44.36      (0.24)       (2.07)      (2.31)            -      (4.46)       (4.46)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       37.59      (0.11)         2.84        2.73            -      (0.31)       (0.31)
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 19971 through Oct. 31, 1997              10.00        0.02         0.29        0.31            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.31        0.03       (0.71)      (0.68)       (0.02)      (0.05)       (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)        9.56      (0.01)       (0.38)      (0.39)       (0.01)           -       (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 19951 through June 30, 1996               10.00      (0.02)         6.10        6.08       (0.04)      (0.62)       (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996 through Oct. 31, 1996                15.42      (0.08)         0.82        0.74            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   16.16      (0.18)         4.24        4.06            -      (2.75)       (2.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   17.47      (0.25)       (3.17)      (3.42)            -      (1.67)       (1.67)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       12.38      (0.10)         3.39        3.29            -      (0.03)       (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY<F8>
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 19941 through Oct. 31, 1994              20.00        0.04       (0.05)      (0.01)            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   19.99        0.08       (0.87)      (0.79)       (0.04)      (0.01)       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   19.15        0.07        1.43)        1.50       (0.07)      (0.37)       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   20.21      (0.06)       (1.10)      (1.04)       (0.13)      (0.46)       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   18.58        0.20       (3.15)      (2.95)       (0.08)      (0.37)       (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       15.18        0.05         2.68        2.73       (0.30)           -       (0.30)
-----------------------------------------------------------------------------------------------------------------------------------


                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset                  End of    to Average   to Average   Portfolio
                                             Value, End     Total       Period        Net         Net       Turnover
                                             of Period   Return<F2>     (000s)    Assets<F3>   Assets<F3>   Rate<F2>

-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $33.19       2.77%     $395,584   0.89%<F4>    0.13%<F4>      69.74%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   41.40      25.56%       87,269   1.09%<F4>  (0.19)%<F4>      79.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   41.38      12.27%      111,159   1.13%<F4>  (0.35)%<F4>     103.34%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended                                        44.36      22.18%      147,396   1.12%<F4>  (0.50)%<F4>      97.40%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   37.59     (5.91)%      136,146   1.13%<F4>  (0.57)%<F4>      77.39%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       40.01       7.23%      123,596   1.17%<F4>  (0.33)%<F4>      64.07%
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 15, 19971 through Oct. 31, 1997              10.31       3.10%        5,355   1.15%<F5>    0.93%<F5>      14.51%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                    9.56     (6.58)%       12,884   1.15%<F5>    0.24%<F5>     132.63%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)        9.16     (4.08)%       11,954   1.27%<F5> (0.29)% <F5>      45.82%
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 19951 through June 30, 1996               15.42      63.52%        9,036   1.99%<F6>  (0.36)%<F6>     283.67%
-----------------------------------------------------------------------------------------------------------------------------------
July 1, 1996 through Oct. 31, 1996                16.16       4.80%        9,273   1.97%<F6>  (1.69)%<F6>      64.44%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   17.47      29.78%       16,793   1.95%<F6>  (1.45)%<F6>     158.39%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   12.38    (21.71)%       12,419   1.99%<F6>  (1.63)%<F6>     135.61%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       15.64      26.65%       16,606   2.02%<F6>  (1.23)%<F6>      76.51%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY8
-----------------------------------------------------------------------------------------------------------------------------------
Apr. 28, 19941 through Oct. 31, 1994              19.99     (0.05)%       23,756   1.49%<F7>    0.44%<F7>       6.55%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   19.15     (3.95)%        1,633   1.70%<F7>    0.46%<F7>      15.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   20.21       7.95%        3,769   1.75%<F7>    0.37%<F7>      31.57%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   18.58     (5.30)%        6,502   1.75%<F7>    0.25%<F7>      97.09%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   15.18    (16.16)%        6,486   1.75%<F7>    1.12%<F7>      43.96%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       17.61      18.30%        6,184   1.79%<F7>    0.47%<F7>      15.50%
-----------------------------------------------------------------------------------------------------------------------------------




<F1> Commencement of operations.
<F2> Not annualized for the period ended October 31, 1998 for the Balanced
     Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds. The total return calculations for the Funds do not reflect the maximum sales charge of 4.50%.
<F3> Annualized for the period ended October 31, 1998 for the Balanced Income, for the period ended October 31, 1997 for the Emerging Growth Fund, for the period ended June 30, 1996 and October 31, 1996 for the MicroCap Fund for the period ended October 31, 1994 for the International Equity Fund, and for the period ended April 30, 1999 for all funds.
<F4> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.20%, 1.20%, 1.20%, 1.20%, 1.17%,
     0.98%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been (0.36)%, (0.64)%,
     (0.57)%, (0.42)%, (0.27)%, 0.04%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal year ended October 31, 1998 and the period ended October 31, 1997 would have been 1.36%, 1.42%, 1.59%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal year ended October 31, 1998 and the period ended October 31, 1997 would have been (0.18)%, (0.03)%, 0.59%, respectively.
<F6> Without fees waived, the ratio of net expenses to average net assets for the periods ended April 30, 1999 and October 31, 1998, 1997, 1996 and June 30, 1996 would have been 2.05%, 2.06%, 2.03%, 2.04% and 2.22%, respectively, and the ratio of net investment income (loss) to average net assets for the periods ended April 30, 1999 and October 31, 1998, 1997, 1996 and June 30, 1996 would have been (1.26)%, (1.07)%, (1.53)%, (1.76)%
     and (0.59)%, respectively.
<F7> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal year ended October 31, 1998, 1997, 1996, 1995 and the period ended October 31, 1994 would have been 2.12%, 2.16%, 2.50%, 2.61%, 2.85% and 2.85%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995 and the period ended October 31, 1994 would have been 0.15%, 0.71%, (0.50)%, (0.48)%, (0.69)% and (0.92)%, respectively.
<F8> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisers.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

FINANCIALHIGHLIGHTS

RETAIL B SHARE
EQUITY FUNDS


                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period     Income     Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                    $10.87$       $0.01        $0.35       $0.36            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      30.25        0.01         0.49        0.50            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      44.64           -         2.50        2.50            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      83.72      (0.01)         6.46        6.45            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      36.92      (0.02)         0.39        0.37            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      37.57      (0.03)         2.33        2.30            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                       9.57      (0.01)       (0.40)      (0.41)            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      13.74      (0.02)         1.92        1.90            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY<F8>
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      14.71        0.01         2.89        2.90            -           -            -
-----------------------------------------------------------------------------------------------------------------------------------



                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset                  End of    to Average   to Average   Portfolio
                                             Value, End     Total       Period        Net         Net       Turnover
                                             of Period   Return<F2>     (000s)    Assets<F3>   Assets<F3>   Rate<F2>

-----------------------------------------------------------------------------------------------------------------------------------
BALANCED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                     $11.23       3.35%       $  349      2.03%4       1.92%4      11.79%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      30.75       1.65%          226      2.08%5       0.69%5      33.47%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      47.14       5.60%          667       1.94%        0.08%      13.36%
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      90.17       7.70%        1,164      1.39%6     (0.10)%6       6.88%
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      37.29       1.00%          311       2.07%      (1.50)%      28.89%
-----------------------------------------------------------------------------------------------------------------------------------
SPECIAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      39.98       6.41%          135       2.00%      (1.31)%      64.07%
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                       9.16     (4.28)%           40       2.14%      (1.46)%      45.82%
-----------------------------------------------------------------------------------------------------------------------------------
MICROCAP
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      15.64      13.83%           16       2.87%      (2.65)%      76.51%
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY<F8>
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through
  April 30, 1999 (Unaudited)                      17.61      19.71%            6      2.82%7       4.31%7      15.50%
-----------------------------------------------------------------------------------------------------------------------------------


<F1> Commencement of operations.
<F2> Not annualized for the period ended April 30, 1999 for all funds. The total return calculations for the Funds do not reflect the maximum deferred sales charge of 5.00%.
<F3> Annualized for the period ended April 30, 1999 for all funds.
<F4> Without fees waived, ratio of net expenses to average net assets for the period ended April 30, 1999 would have been 2.32% and the ratio of net investment income to average net assets for the period ended April 30, 1999 would have been 1.63%.
<F5> Without fees waived, ratio of net expenses to average net assets for the period ended April 30, 1999 would have been 2.11% and the ratio of netinvestment income to average net assets for the period ended April 30, 1999 would have been 0.66%.
<F6> Without fees waived, ratio of net expenses to average net assets for the period ended April 30, 1999 would have been 1.45% and the ratio of net investment income to average net assets for the period ended April 30, 1999 would have been (0.16)%.
<F7> Without fees waived, ratio of net expenses to average net assets for the period ended April 30, 1999 would have been 3.13% and the ratio of net investment income to average net assets for the period ended April 30, 1999 would have been 4.00%.
<F8> Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global Advisers.


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS  49.2%
               APPLIANCES  0.9%
       6,375   Maytag Corporation                                    $    436
                                                                   ----------

               BANKING  4.9%
      19,800   Bank of New York Company, Inc.                             792
       5,800   Mellon Bank Corporation                                    431
       6,000   Northern Trust Corporation                                 559
      14,700   Wells Fargo Company, Inc.                                  635
                                                                   ----------
                                                                        2,417
                                                                   ----------

               BUILDING MATERIALS  0.6%
       5,000   Martin Marietta Materials, Inc.                            309
                                                                   ----------

               BUSINESS MACHINES & SOFTWARE  1.8%
         900   International Business Machines Corporation                188
       2,700   Pitney Bowes, Inc.                                         189
       8,540   Xerox Corporation                                          502
                                                                   ----------
                                                                          879
                                                                   ----------

               BUSINESS SERVICES  2.5%
       6,000   Automatic Data Processing, Inc.                            267
       8,200   H & R Block, Inc.                                          395
       9,100   Equifax Inc.                                               327
      11,550   The ServiceMaster Company                                  219
                                                                   ----------
                                                                        1,208
                                                                   ----------

               CHEMICALS  0.8%
       7,200   Ecolab, Inc.                                               302
       3,200   Valspar Corporation                                        111
                                                                   ----------
                                                                          413
                                                                   ----------

               COMMUNICATIONS & MEDIA  2.7%
       2,800   CBS Corporation <F1>                                       128
       9,300   Interpublic Group of Companies, Inc.                       721
      14,000   New York Times Company - Class A                           483
                                                                   ----------
                                                                        1,332
                                                                   ----------

               CONSUMER PRODUCTS  2.6%
       4,850   Avery Dennison Corporation                                 331
       2,400   The Black & Decker Corporation                             136
       1,800   The Clorox Company                                         208
       7,900   Masco Corporation                                          232
       8,400   Newell Company                                             398
                                                                   ----------
                                                                        1,305
                                                                   ----------

               COSMETICS & SOAP  2.6%
       7,600   Avon Products, Inc.                                        413
       3,400   Estee Lauder Companies - Class A                           340
       1,800   Gillette Company                                            94
       4,500   Procter & Gamble Company                                   422
                                                                   ----------
                                                                        1,269
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               DRUGS & MEDICAL SUPPLIES  6.3%
       4,600   Abbott Laboratories                                    $   223
       6,200   American Home Products Corporation                         378
       5,000   Baxter International, Inc.                                 315
       6,400   Becton, Dickinson & Company                                238
       8,600   Bristol Myers Squibb Company                               547
       3,500   Johnson & Johnson                                          341
       5,860   McKesson Corporation                                       205
       5,100   Medtronic, Inc.                                            367
       4,300   Pfizer, Inc.                                               495
                                                                   ----------
                                                                        3,109
                                                                   ----------

               ELECTRIC UTILITIES 0.6%
      10,100   NiSource, Inc.                                             280
                                                                   ----------

               FINANCE  0.6%
       5,600   Household International, Inc.                              282
                                                                   ----------

               FINANCIAL SERVICES  3.8%
      12,200   Alliance Capital Management L.P.                           338
       2,500   American Express Company                                   327
       5,200   Federal Home Loan Mortgage Corporation                     326
       4,000   FINOVA Group, Inc.                                         193
       4,100   Marsh & McLennan Companies, Inc.                           314
       5,600   MBIA, Inc.                                                 377
                                                                   ----------
                                                                        1,875
                                                                   ----------

               FOOD, BEVERAGES & TOBACCO 1.4%
      11,600   McCormick & Company, Incorporated                          352
       9,100   PepsiCo, Inc.                                              336
                                                                   ----------
                                                                          688
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES  0.5%
       3,800   Warner-Lambert Company                                     258
                                                                   ----------

               INSURANCE  1.1%
       5,300   American General Corporation                               392
       3,675   Provident Companies, Inc.                                  145
                                                                   ----------
                                                                          537
                                                                   ----------

               MULTI-INDUSTRY  3.5%
       1,475   Illinois Tool Works Inc.                                   113
       9,900   Mattel, Inc.                                               256
       6,800   Pentair, Inc.                                              320
       3,300   Teleflex Incorporated                                      144
      11,100   Tyco International, Ltd.                                   901
                                                                   ----------
                                                                        1,734
                                                                   ----------

               NATURAL GAS  0.8%
       5,100   Enron Corporation                                          384
                                                                   ----------

               OIL - DOMESTIC  0.4%
       4,400   Phillips Petroleum Company                                 223
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               OIL - INTERNATIONAL  0.9%
       4,100   Mobil Corporation                                      $   429
                                                                   ----------

               PAPER & FOREST PRODUCTS  0.3%
       2,700   Kimberly-Clark Corporation                                 166
                                                                   ----------

               PRINTING & PUBLISHING  1.7%
       6,700   Houghton Mifflin Company                                   299
      10,000   McGraw-Hill, Inc.                                          553
                                                                   ----------
                                                                          852
                                                                   ----------

               PRODUCTION  0.4%
       5,200   Dover Corporation                                          192
                                                                   ----------

               REAL ESTATE INVESTMENT TRUSTS (REITS) 1.2%
       6,675   AMB Property Corporation                                   147
       3,800   Boston Properties, Inc.                                    138
       5,300   Post Properties, Inc.                                      210
       5,600   Prison Realty Corporation                                  109
                                                                   ----------
                                                                          604
                                                                   ----------

               RETAIL  2.5%
       3,500   Albertson's, Inc.                                          180
       7,157   Gap, Inc.                                                  476
       7,300   Hannaford Brothers Company                                 318
       7,250   Longs Drug Stores Corporation                              249
                                                                   ----------
                                                                        1,223
                                                                   ----------

               TELECOMMUNICATIONS  2.7%
      12,300   ALLTEL Corporation                                         829
         400   Ameritech Corporation                                       27
       4,350   AT&T Corporation                                           220
       4,100   Lucent Technologies, Inc.                                  247
                                                                   ----------
                                                                        1,323
                                                                   ----------

               TEXTILES & APPAREL  1.1%
      11,100   CVS Corporation                                            529
                                                                   ----------

               Total Common Stock (Cost $19,155)                       24,256
                                                                   ----------


               PREFERRED STOCK 1.1%
               FINANCIAL SERVICES 1.1%
       6,400   Merrill Lynch Strypes
                 (convertible to Dollar General Corporation
                 common stock)                                            262
       1,600   PLC Capital Trust II
                 (convertible to Protective Life Corporation
                 common stock)                                            103
                                                                   ----------
       2,400   Salomon Smith Barney, Inc.
               (convertible to Cincinnati Bell, Inc. common stock)        168
                                                                   ----------

               Total Preferred Stock (Cost $462)                          533
                                                                   ----------

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               LONG-TERM INVESTMENTS 47.9%
               CORPORATE CONVERTIBLE BONDS 0.2%
         108   Imax Corporation,
                 5.75%, 4/01/03 (convertible to Imax Corporation
                 common stock)                                        $   115
                                                                   ----------


   Principal
    Amount
(in thousands)
--------------

               ASSET-BACKED SECURITIES 6.5%
               AUTO LOAN RECEIVABLES 0.9%
               Banc One Auto Grantor Trust,
      $  120     Series 1997-A, Class A, 6.27%, 11/20/03                  121
               Chase Manhattan Auto Owner Trust,
         300     Series 1997-B, Class A5, 6.60%, 3/15/02                  306
                                                                   ----------
                                                                          427
                                                                   ----------

               CREDIT CARD RECEIVABLES 5.3%
               Advanta Credit Card Master Trust,
         650     Series 1995-F, Class A1, 6.05%, 8/01/03                  656
               Chemical Master Credit Card Trust I,
         250     Series 1995-2, Class A, 6.23%, 6/15/03                   253
               Citibank Credit Card Master Trust I, Principal Only:
         300     Series 1996-1, Class A, 0.00%, 2/07/01                   272
         800     Series 1997-6, Class A, 0.00%, 8/15/06                   578
               Discover Card Master Trust I,
         500     Series 1995-2, Class A, 6.55%, 2/18/03                   507
               Sears Credit Account Master Trust,
         400     Series 1995-2, Class A, 8.10%, 6/15/04                   358
                                                                   ----------
                                                                        2,624
                                                                   ----------

               HOME EQUITY LOAN RECEIVABLES 0.3%
               Green Tree Financial Corporation,
          27     Series 1996-9, Class A3, 6.41%, 1/15/28                   27
               Security Pacific Home Equity Loan Subordinated Notes,
         105     9.75%, 5/15/99                                           105
                                                                   ----------
                                                                          132
                                                                   ----------

               CORPORATE BONDS  12.0%
               AT&T Capital Corp. Company Guarantee,
         200     6.25%, 5/15/01                                           201
               Associates Corporation of North America Senior Notes,
         150     7.50%, 4/15/02                                           157
               BankBoston Corporation Subordinated Notes,
         200     6.625%, 2/01/04                                          204
               Bank of New York Subordinated Notes,
         150     7.875%, 11/15/02                                         159
               BankAmerica Corporation Subordinated Notes,
         185     9.20%, 5/15/03                                           205
               Bankers Trust Corporation Subordinated Debentures,
         200     9.50%, 6/14/00                                           208


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS  12.0%  (CONT.)
               Bankers Trust Corporation Subordinated Notes,
       $ 200     7.50%, 11/15/15                                         $207
               Barclays North American Capital Corp. Debentures,
         300     9.75%, 5/15/21                                           331
               Bear Stearns Company Notes,
         365     6.50%, 6/15/00                                           369
               Chase Manhattan Corporation Subordinated Notes,
         282     9.75%, 11/01/01                                          307
               Citicorp Subordinated Notes,
         100     9.50%, 2/01/02                                           109
               Continental Cablevision, Inc. Debentures,
         100     9.50%, 8/01/13                                           119
               Donaldson,Lufkin & Jenrette Senior Notes,
         200     5.875%, 4/01/02                                          200
               Federal Express Corporation Notes,
         180     9.65%, 6/15/12                                           218
               Lehman Brothers, Inc. Senior Subordinated Notes,
         300     9.875%, 10/15/00                                         316
               Marlin Water Trust Senior Notes,
         200     7.09%, 12/15/01 (Acquired 12/9/98, Cost $201)<F2>        202
               Merrill Lynch & Co. Notes,
         225     8.30%, 11/01/02                                          241
               Midlantic Corporation Subordinated Notes,
         240     9.20%, 8/01/01                                           255
               Morgan Stanley Group Debentures,
         300     8.875%, 10/15/01                                         321
               National Westminster Bank Debentures,
         300     9.375%, 11/15/03                                         338
               Paine Webber Group, Inc. Subordinated Notes,
         200     7.75%, 9/01/02                                           208
               J.C. Penney Company, Inc. Debentures,
         150     8.25%, 8/15/22                                           159
               Salomon, Inc. Notes:
         409     7.50%, 2/01/03                                           429
         277     7.00%, 6/15/03                                           287
               Westdeutsche Landesbank Subordinated Notes,
         200     6.05%, 1/15/09                                           193
                                                                   ----------
                                                                       $5,943
                                                                   ----------
               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 2.4%
               ABN Amro Bank NV Bank Guarantee,
         250     7.25%, 5/31/05                                           259
               Ford Capital BV Debentures:
         200     9.375%, 5/15/01                                          213
         150     9.50%, 6/01/10                                           183
               Household Netherlands BV Company Guarantee,
         125     6.20%, 12/01/03                                          125
               Korea Development Bank Bonds,
         230     7.125%, 9/17/01                                          230
               Norsk Hydro A/S Debentures,
          50     9.00%, 4/15/12                                            59


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 2.4% (CONT.)
               Quebec Province Debentures,
          50     11.00%, 6/15/15                                         $ 55
               Wharf International Finance Ltd.
                 Company Guarantee,
          50     7.625%, 3/13/07                                           44
                                                                   ----------
                                                                        1,168
                                                                   ----------

               U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES 1.3%
               Federal Home Loan Mortgage Corporation (FHLMC)
                 Real Estate Mortgage Investment Conduit (REMIC),
          83     Series 1201, Class E, 7.40%, 12/15/21                     85
               Federal National Mortgage Association (FNMA)
                 Real Estate Mortgage Investment Conduit (REMIC):
         200     Series 1993-37, Class B, 7.00%, 7/25/02                  203
          55     Series 1989-2, Class D, 8.80%, 1/25/19                    57
          77     Series 1990-89, Class K, 6.50%, 7/25/20                   77
         151     Series 1991-147, Class K, 7.00%, 1/25/21                 152
               Government National Mortgage Association (GNMA)
                 Real Estate Mortgage Investment Conduit (REMIC),
          93     Series 3, Class F, 6.50%, 6/17/20                         94
                                                                   ----------
                                                                          668
                                                                   ----------

               U.S. TREASURY OBLIGATIONS 25.5%
               U.S. Treasury Bonds,
       5,275     10.75%, 8/15/05                                        6,759
               U.S. Treasury Notes,
       2,700     6.625%, 7/31/01                                        2,785
               U.S. Treasury Strips, Principal Only,
       4,080     0.00%, 11/15/04                                        3,033
                                                                   ----------
                                                                       12,577
                                                                   ----------

               Total Long-Term Investments (Cost $23,576)              23,654
                                                                   ----------

               SHORT-TERM INVESTMENTS  0.4%
               INVESTMENT COMPANIES 0.4%
          35   Financial Square Prime Obligation Fund                      35
         162   Short-Term Investments Co. Liquid Assets Portfolio         162
                                                                   ----------
               Total Short-Term Investments (Cost $197)                   197
                                                                   ----------

               Total Investments (Cost $43,390) 98.6%                  48,640
                                                                   ----------

               Other Assets, less Liabilities  1.4%                       709
                                                                   ----------

               TOTAL NET ASSETS 100.0%                                $49,349
                                                                   ==========


                <F1>Non-income producing
               <F2>Unregistered security


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS  59.3%
               AEROSPACE & AIRCRAFT  0.7%
       4,200   Cordant Technologies, Inc.                                $194
      33,700   Gulfstream Aerospace Corporation <F1>                    1,643
                                                                   ----------
                                                                        1,837
                                                                   ----------

               AIR TRANSPORTATION 1.0%
      14,600   FDX Corporation <F1>                                     1,643
       2,600   SkyWest, Inc.                                               68
      29,200   Southwest Airlines Company                                 951
                                                                   ----------
                                                                        2,662
                                                                   ----------

               BANKING 0.8%
       2,300   Charter One Financial, Inc.                                 72
      10,600   Dime Bancorp, Inc.                                         244
      14,300   Fifth Third Bancorp                                      1,025
      10,800   Marshall & Ilsley Corporation                              756
                                                                   ----------
                                                                        2,097
                                                                   ----------

               BUILDING PRODUCTS 0.3%
       3,300   Martin Marietta Materials, Inc.                            204
       7,500   Southdown, Inc.                                            480
                                                                   ----------
                                                                          684
                                                                   ----------

               BUSINESS MACHINES & SOFTWARE 1.0%
      13,600   Cadence Design Systems, Inc. <F1>                          184
       7,300   FORE Systems, Inc.<F1>                                     246
       6,400   Keane, Inc.<F1>                                            159
       2,700   Legato Systems, Inc.<F1>                                   109
       1,600   Lexmark International Group, Inc.<F1>                      198
       4,200   NCR Corporation<F1>                                        172
      21,950   Network Associates, Inc.<F1>                               291
       9,900   Sterling Commerce, Inc. <F1>                               310
       3,800   Storage Technology Corporation<F1>                          73
      12,600   Synopsys, Inc.<F1>                                         594
      13,100   Unisys Corporation<F1>                                     412
                                                                   ----------
                                                                        2,748
                                                                   ----------

               BUSINESS SERVICES  8.0%
      68,000   ABR Information Services, Inc. <F1>                      1,190
      19,700   Affiliated Computer Services, Inc.<F1>                     754
      15,900   Ciber, Inc. <F1>                                           300
      27,000   Cintas Corporation                                       1,856
      10,200   Computer Sciences Corporation<F1>                          608
       8,200   Concord EFS, Inc. <F1>                                     275
      38,500   Convergys Corporation<F1>                                  717
      51,900   First Data Corporation                                   2,203
      30,287   FIserv, Inc. <F1>                                        1,774
      22,300   F.Y.I. Incorporated <F1>                                   691
      41,600   Gartner Group, Inc.<F1>                                    793
      26,400   International Telecommunications Data Systems, Inc.        299
       5,300   Lason, Inc.<F1>                                            210
      15,900   Meta Group, Inc.<F1>                                       145


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               BUSINESS SERVICES  8.0% (CONT.)
      21,600   National Data Corporation                               $  996
       2,200   NCO Group, Inc.<F1>                                         72
      34,000   NOVA Corporation<F1>                                       884
      21,600   PAREXEL International Corporation<F1>                      521
      17,000   Pharmaceutical Product Development, Inc.<F1>               495
      43,700   Pittston Brink's Group                                   1,153
       2,700   Quanta Services, Inc.<F1>                                   78
       8,550   Robert Half International, Inc. <F1>                       204
      17,900   Sabre Group Holdings, Inc. <F1>                            933
       2,800   Snyder Communications, Inc.<F1>                             82
      98,800   SunGard Data Systems, Inc.<F1>                           3,155
      32,500   Sykes Enterprises, Inc.<F1>                                666
       3,800   Tetra Tech, Inc. <F1>                                       92
       3,200   True North Communications, Inc.                             86
       1,800   Valassis Communications, Inc.<F1>                          101
                                                                   ----------
                                                                       21,333
                                                                   ----------

               COMMUNICATIONS & MEDIA  1.8%
       6,900   Clear Channel Communications, Inc.<F1>                     480
       2,300   Echostar Communications Corporation, Class A<F1>           231
      18,500   Infinity Broadcasting Corporation<F1>                      512
      25,300   Interpublic Group of Companies, Inc.                     1,962
       4,400   Lee Enterprises, Inc.                                      126
      22,200   Omnicom Group, Inc.                                      1,610
                                                                   ----------
                                                                        4,921
                                                                   ----------
               COMPUTERS  1.2%
       3,900   CDW Computer Centers, Inc. <F1>                            349
       5,100   Comverse Technology, Inc.<F1>                              327
      12,200   Dell Computer Corporation <F1>                             502
       8,500   EMC Corporation <F1>                                       926
       9,900   Sun Microsystems, Inc.<F1>                                 592
      23,000   Tech Data Corporation <F1>                                 538
                                                                   ----------
                                                                        3,234
                                                                   ----------

               CONSTRUCTION  0.1%
       5,300   Granite Construction, Inc.                                 151
                                                                   ----------

               CONSUMER PRODUCTS  0.5%
       3,100   IDEXX Laboratories, Inc.<F1>                                70
      26,300   Newell Company                                           1,248
                                                                   ----------
                                                                        1,318
                                                                   ----------

               DATA PROCESSING  1.0%
      61,500   Acxiom Corporation <F1>                                  1,644
       8,400   CSG Systems International, Inc. <F1>                       324
       8,400   Deltek Systems, Inc.<F1>                                    72
      21,700   National Computer Systems, Inc.                            608
                                                                   ----------
                                                                        2,648
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               DRUGS & MEDICAL SUPPLIES  3.3%
      22,200   Amerisource Health Corporation<F1>                      $  614
       2,500   Barr Laboratories, Inc.<F1>                                 74
       5,200   Bindley Western Industries, Inc.                           161
      12,300   Elan Corporation PLC ADR <F1>                              633
      12,000   Eli Lilly &Company                                         884
       5,700   Forest Laboratories, Inc.<F1>                              254
      13,800   Merck & Co., Inc.                                          969
      11,400   Mylan Laboratories, Inc.                                   259
       6,900   Pfizer, Inc.                                               794
      17,300   Schering-Plough Corporation                                836
       3,500   Shire Pharmaceuticals Group PLC<F1>                         76
      13,400   Warner-Lambert Company                                     910
      54,000   Watson Pharmaceuticals, Inc.<F1>                         2,187
                                                                   ----------
                                                                        8,651
                                                                   ----------

               ELECTRIC EQUIPMENT 0.2%
      10,200   Amkor Technology, Inc.<F1>                                  99
       8,200   Amtel Corporation<F1>                                      150
       5,800   Xilinx, Inc.<F1>                                           265
                                                                   ----------
                                                                          514
                                                                   ----------

               ELECTRONICS & SCIENTIFIC INSTRUMENTS  1.1%
      10,925   Cisco Systems, Inc. <F1>                                 1,246
      32,110   Molex, Inc. - Class A                                      927
       2,700   Motorola, Inc.                                             216
      23,450   Seitel, Inc.<F1>                                           407
       4,500   Teradyne,Inc.<F1>                                          212
                                                                   ----------
                                                                        3,008
                                                                   ----------

               ENTERTAINMENT & LEISURE 1.6%
      41,100   American Skiing Company<F1>                                211
      51,200   Carnival Corporation - Class A                           2,112
      12,600   Cinar Films Inc. - Class B <F1>                            263
       8,600   Imax Corporation<F1>                                       163
      13,100   Royal Caribbean Cruises Ltd.                               484
       7,900   Steiner Leisure Ltd.<F1>                                   251
      23,300   The Walt Disney Company                                    740
                                                                   ----------
                                                                        4,224
                                                                   ----------

               FINANCIAL SERVICES  4.6%
      55,675   ARM Financial Group, Inc. - Class A                        772
      24,200   Associates First Capital Corporation                     1,072
      15,700   The BISYS Group, Inc.<F1>                                  797
       3,000   CMAC Investment Corporation                                138
      20,800   Federal National Mortgage Association                    1,305
       7,300   Federated Investors, Inc.                                  117
       8,300   Financial Security Assurance Holdings Ltd.                 474
      10,100   Franklin Resources, Inc.                                   404
       9,500   Kansas City Southern Industries, Inc.                      566
      68,700   MBNA Corporation                                         1,936
       8,400   Morgan Stanley Dean Witter & Company                       833
       6,450   The Charles Schwab Corporation                             708


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               FINANCIAL SERVICES  4.6% (CONT.)
      31,600   State Street Corporation                               $ 2,765
       9,700   T. Rowe Price Associates, Inc.                             366
                                                                   ----------
                                                                       12,253
                                                                   ----------
               FUNERAL SERVICES 0.3%
      43,925   Stewart Enterprises, Inc.                                  873
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES  4.9%
      14,025   Cardinal Health, Inc.                                      839
      26,200   Covance Inc.<F1>                                           575
       5,400   Dentsply International,Inc.                                141
       1,200   Express Scripts, Inc.<F1>                                   88
     153,053   Health Management Associates, Inc. - Class A <F1>        2,391
       4,900   IDX Systems Corporation<F1>                                 80
      19,800   IMS Health Incorporated                                    594
      18,300   Lincare Holdings, Inc. <F1>                                542
      23,000   Medtronic, Inc.                                          1,655
      32,200   NCS Healthcare, Inc.<F1>                                   419
      13,200   PSS World Medical, Inc.<F1>                                129
      24,100   Henry Schein, Inc. <F1>                                    631
       9,700   Shared Medical Systems Corporation                         527
       4,600   STERIS Corporation<F1>                                      82
      25,200   Stryker Corporation                                      1,542
      10,600   Sybron International Corporation<F1>                       293
       3,900   Trigon Healthcare, Inc.<F1>                                124
      43,000   Universal Health Services, Inc. - Class B<F1>            2,228
                                                                   ----------
                                                                       12,880
                                                                   ----------

               HOSPITAL SUPPLIES & SERVICES  0.9%
     102,100   Omnicare, Inc.                                           2,457
                                                                   ----------

               HOUSING  0.3%
      38,800   Toll Brothers, Inc. <F1>                                   829
                                                                   ----------

               INSURANCE  5.2%
      28,500   AFLAC, Inc.                                              1,546
      25,000   AMBAC, Inc.                                              1,509
      19,964   American International Group, Inc.                       2,345
      33,300   Amerin Corporation<F1>                                     780
       3,400   Arthur J. Gallagher & Company                              162
      46,218   Enhance Financial Services Group, Inc.                     956
      49,800   MGIC Investment Corporation                              2,418
      66,600   Protective Life Corporation                              2,609
       9,400   The PMI Group, Inc.                                        525
       8,700   ReliaStar Financial Corporation                            320
       5,100   Terra Nova (Bermuda) Holdings Ltd.                         114
      11,500   Torchmark Corporation                                      393
                                                                   ----------
                                                                       13,677
                                                                   ----------

               MEDICAL INSTRUMENTS 0.5%
       9,600   Biomet, Inc.                                               394
       2,200   Conmed Corporation<F1>                                      64
      12,600   Guidant Corporation<F1>                                    676


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

 .


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               MEDICAL INSTRUMENTS 0.5% (CONT.)
         900   VISX, Inc.<F1>                                          $  116
       1,200   Xomed Surgical Products, Inc.<F1>                           50
                                                                   ----------
                                                                        1,300
                                                                   ----------

               MULTI-INDUSTRY  1.7%
      13,300   Leggett & Platt, Inc.                                      307
      51,100   Tyco International, Ltd.                                 4,152
                                                                   ----------
                                                                        4,459
                                                                   ----------

               NATURAL GAS 0.7%
      23,700   Enron Corporation                                        1,783
                                                                   ----------

               OIL & GAS - DOMESTIC 0.8%
       9,800   Burlington Resources, Inc.                                 451
       2,200   Devon Energy Corporation                                    73
      26,000   Enron Oil & Gas Company                                    494
      49,150   Forest Oil Corporation<F1>                                 492
       3,200   Newfield Exploration Company<F1>                            86
      20,200   Tosco Corporation                                          540
       4,500   Valero Energy Corporation                                  100
                                                                   ----------
                                                                        2,236
                                                                   ----------

               OIL & GAS - SERVICES  0.1%
      17,700   Petroleum Geo-Services ADR<F1>                             296
                                                                   ----------

               POLLUTION CONTROL  0.1%
      28,000   Tetra Technologies, Inc. <F1>                              263
                                                                   ----------

               REAL ESTATE INVESTMENT TRUSTS (REITS) 0.4%
      18,800   Golf Trust of America, Inc.                                417
      31,499   Prison Realty Corporation                                  614
                                                                   ----------
                                                                        1,031
                                                                   ----------

               RESTAURANTS 0.2%
      12,500   Papa John's International, Inc.<F1>                        502
                                                                   ----------

               RETAIL  9.6%
       6,200   Abercrombie & Fitch Co.<F1>                                590
       2,100   Ames Department Stores, Inc.<F1>                            73
      27,600   Bed Bath and Beyond, Inc. <F1>                             985
      29,400   BJ's Wholesale Club, Inc.<F1>                              781
      24,200   Borders Group, Inc.<F1>                                    349
       1,500   Casey's General Stores, Inc.                                20
      11,500   CompUSA, Inc.<F1>                                           81
      27,100   Costco Companies, Inc. <F1>                              2,193
      11,200   Dayton Hudson Corporation                                  754
      88,832   Dollar General Corporation                               3,115
       2,600   Ethan Allen Interiors, Inc.                                132
      34,300   Family Dollar Stores, Inc.                                 828
      24,000   Federated Department Stores, Inc. <F1>                   1,121
     104,900   Goody's Family Clothing, Inc. <F1>                         944
      17,100   Home Depot, Inc.                                         1,025
      12,300   Kohls Corporation<F1>                                      817


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               RETAIL  9.6% (CONT.)
      16,500   The Kroger Company<F1>                                  $  896
      29,920   Lowe's Companies, Inc.                                   1,578
      14,100   The Men's Wearhouse, Inc. <F1>                             386
     113,050   Office Depot, Inc.<F1>                                   2,487
      27,800   Pier 1 Imports, Inc.                                       205
       7,650   Regis Corporation                                          196
      25,500   Ross Stores, Inc.                                        1,171
      37,300   Safeway, Inc. <F1>                                       2,012
       3,300   School Specialty, Inc.<F1>                                  62
      18,600   Staples, Inc.<F1>                                          558
       6,800   Stein Mart, Inc. <F1>                                       68
      30,400   Wal-Mart Stores, Inc.                                    1,398
      23,500   Walgreen Company                                           632
       3,400   Whole Foods Market, Inc.<F1>                               133
                                                                   ----------
                                                                       25,590
                                                                   ----------

               SCHOOLS  0.5%
      17,100   Apollo Group, Inc. <F1>                                    423
       2,400   ITT Educational Services, Inc.<F1>                          59
       3,800   Stayer Education, Inc.                                     132
      25,850   Sylvan Learning Systems, Inc. <F1>                         649
                                                                   ----------
                                                                        1,263
                                                                   ----------

               SECURITY SERVICES  0.2%
       6,700   The Wackenhut Corporation - Class A                        150
      19,700   Wackenhut Corrections Corporation<F1>                      366
                                                                   ----------
                                                                          516
                                                                   ----------

               SEMICONDUCTORS  0.7%
      23,400   Intel Corporation                                        1,432
       5,200   Maxim Integrated Products, Inc. <F1>                       291
       1,000   Micrel, Inc. <F1>                                           59
       2,100   Vitesse Semiconductor Corporation<F1>                       97
                                                                   ----------
                                                                        1,879
                                                                   ----------

               SHIPBUILDING 0.1%
       4,500   Avondale Industries, Inc.<F1>                              139
       1,600   Newport News Shipbuilding, Inc.                             42
                                                                   ----------
                                                                          181
                                                                   ----------

               SOFTWARE  1.5%
      56,000   Avant! Corporation<F1>                                     756
       6,900   Black Box Corporation<F1>                                  236
       3,400   Citrix Systems, Inc.<F1>                                   145
      13,400   Compuware Corporation<F1>                                  327
       5,400   Electronic Arts, Inc.<F1>                                  274
       2,200   Mercury Interactive Corporation<F1>                         62
      21,000   Microsoft Corporation <F1>                               1,708
      46,900   Software AG Systems, Inc.<F1>                              387
       3,800   Symantec Corporation<F1>                                    76
                                                                   ----------
                                                                        3,971
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               TELECOMMUNICATIONS  1.1%
      38,500   Cincinnati Bell, Inc.                                   $  871
      25,624   MCI WorldCom, Inc.<F1>                                   2,106
                                                                   ----------
                                                                        2,977
                                                                   ----------

               TELECOMMUNICATIONS EQUIPMENT  0.5%
       4,600   ACNielsen Corporation<F1>                                  128
       1,600   Adtran, Inc.<F1>                                            28
       5,200   ECI Telecom Ltd.                                           192
      14,800   Lucent Technologies, Inc.                                  890
                                                                   ----------
                                                                        1,238
                                                                   ----------
               TEXTILES & APPAREL  0.3%
      10,300   Tommy Hilfiger Corporation<F1>                             720
      11,600   Wolverine World Wide, Inc.                                 139
                                                                   ----------
                                                                          859
                                                                   ----------

               TRANSPORTATION  0.8%
      34,200   Harley-Davidson, Inc.                                    2,039
                                                                   ----------

               WASTE MANAGEMENT 0.7%
      25,300   Allied Waste Industries, Inc.                              448
      13,600   Superior Services, Inc.<F1>                                250
      22,400   Waste Management, Inc.                                   1,266
                                                                   ----------
                                                                        1,964
                                                                   ----------

               Total Common Stocks (Cost $114,285)                    157,346
                                                                   ----------

Principal Amount
(in thousands)
---------------

               LONG-TERM INVESTMENTS  35.1%
               CORPORATE CONVERTIBLE BONDS  0.1%
               Office Depot, Inc. Notes, Principal Only,
       $ 273     0.00%, 12/11/07 (convertible to Office Depot, Inc.
                 common stock)                                            248
                                                                   ----------
               ASSET-BACKED SECURITIES  3.7%
               AUTO LOAN RECEIVABLES  0.0%
               Western Financial Grantor Trust,
          52     Series 1995-2, Class A1, 7.10%, 7/01/00                   52
                                                                   ----------

               CREDIT CARD RECEIVABLES  3.4%
               Chase Credit Card Master Trust:
       2,300     Series 1995-2, Class A, 6.23%, 6/15/03                 2,326
         500     Series 1996-1, Class A, 5.55%, 9/15/03                   501
               Citibank Credit Card Master Trust, Principal Only:
       3,300     Series 1996-1, Class A, 0.00%, 2/07/01                 2,995
         200     Series 1997-6, Class A, 0.00%, 8/15/06                   144
               HFC Private Label Credit Card Master Trust II,
          58     Series 1994-2, Class A, 7.80%, 9/20/03                    59
               Household Affinity Credit Card Master Trust I,
         500     Series 1993-2, Class A, 5.60%, 11/15/00                  501


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CREDIT CARD RECEIVABLES  3.4% (CONT.)
               Sears Credit Account Master Trust:
      $1,800     Series 1994-1, Class A, 7.00%, 8/15/00              $  1,821
         612     Series 1995-2, Class A, 8.10%, 1/15/01                   627
                                                                   ----------
                                                                        8,974
                                                                   ----------

               HOME EQUITY LOAN RECEIVABLES  0.3%
               Contimortgage Home Equity Loan Trust,
         700     Series 1997-5, Class A5, 6.63%, 12/15/20                 707
                                                                   ----------

               CORPORATE BONDS 12.1%
               Atlantic Richfield Co. Debentures,
         300     8.50%, 4/01/12                                           356
               BankAmerica Corporation Subordinated Notes,
         350     7.75%, 7/15/02                                           368
               BankBoston Corporation Subordinated Notes,
       1,225     6.625%, 2/01/04                                        1,248
               Bankers Trust Corporation Subordinated Debentures,
       1,775     8.125%, 5/15/02                                        1,856
               Barclays North American Capital Corp. Debentures,
         250     9.75%, 5/15/21                                           275
               CIT Group, Inc. Senior Notes,
         950     5.57%, 12/08/03                                          930
               Commonwealth Edison Debentures,
         900     9.875%, 6/15/20                                        1,059
               Compass Bancshares, Inc. Subordinated Notes,
         400     8.375%, 9/15/04                                          419
               Continental Bank Subordinated Notes,
         300     12.50%, 4/01/01                                          331
               Continental Cablevision, Inc. Debentures:
         350     8.875%, 9/15/05                                          392
         900     9.50%, 8/01/13                                         1,071
               Dayton Hudson Corporation Debentures,
         250     10.00%, 1/01/11                                          321
               Donaldson,Lufkin & Jenrette Senior Notes:
       1,000     6.00%, 12/01/01                                        1,002
         800     6.875%, 11/01/05                                         815
               Dresdner Bank New York Subordinated Debentures,
         800     7.25%, 9/15/15                                           812
               Duty Free International, Inc. Notes,
         975     7.00%, 1/15/04                                         1,010
               Federal Express Corporation Debentures,
         250     9.625%, 10/15/19                                         262
               Federal Express Corporation Notes,
         500     9.65%, 6/15/12                                           606
               General Motors Acceptance Corp. Medium Term Notes,
       1,000     6.70%, 4/30/01                                         1,017
               Georgia Pacific Corporation Debentures:
         300     9.50%, 12/01/11                                          365
         300     9.875%, 11/01/21                                         337
         100     9.50%, 5/15/22                                           112
               Goldman Sachs Group Notes,
       1,500     6.25%, 2/01/03 (Acquired 2/01/96; Cost $1,496) <F2>    1,509


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS 12.1% (CONT.)
               Keycorp Subordinated Notes,
      $  730     8.00%, 7/01/04                                         $ 782
               Lehman Brothers Holdings, Inc. Notes:
         350     6.65%, 11/08/99                                          353
         200     8.75%, 5/15/02                                           213
               Lehman Brothers, Inc. Senior Subordinated Notes,
         700     10.00%, 5/15/99                                          701
               Lehman Brothers, Inc. Debentures,
         700     9.875%, 10/15/00                                         737
               Marlin Water Trust Senior Notes,
         800     7.09%, 12/15/01 (Acquired 12/9/98, Cost $805)<F2>        809
               The May Department Stores Company Debentures,
         300     9.875%, 6/15/21                                          334
               Mercantile Bancorporation Senior Notes,
       1,000     7.05%, 6/15/04                                         1,030
               Merrill Lynch & Co. Notes,
         925     6.875%, 11/15/18                                         912
               NCNB Corporation Subordinated Notes,
         750     10.20%, 7/15/15                                          984
               News America Holdings, Inc. Debentures,
         300     10.125%, 10/15/12                                        345
               Paine Webber Group, Inc. Notes:
         500     7.875%, 2/15/03                                          522
         500     8.875%, 3/15/05                                          550
               J.C. Penney Company, Inc. Debentures:
         625     9.75%, 6/15/21                                           684
         500     8.25%, 8/15/22                                           531
               Rochester Telephone Debentures,
         400     9.00%, 8/15/21                                           439
               Salomon, Inc. Senior Notes:
         350     7.75%, 5/15/00                                           358
         575     6.75%, 2/15/03                                           589
               Salomon Smith Barney Holdings, Inc. Notes,
         700     6.875%, 6/15/05                                          718
               Tenneco, Inc. Debentures,
         425     7.45%, 12/15/25                                          412
               U.S. Bancorp. Subordinated Notes,
         975     6.625%, 5/15/03                                          995
               USF&G Corporation Senior Notes:
       1,000     8.375%, 6/15/01                                        1,045
         350     7.125%, 6/01/05                                          356
               U.S. West Communications Group Debentures,
         575     8.875%, 6/01/31                                          628
               Westdeutsche Landesbank Subordinated Notes,
         700     6.05%, 1/15/09                                           677
                                                                   ----------
                                                                       32,177
                                                                   ----------

               MORTGAGE-BACKED SECURITIES 0.1%
               Westam Mortgage Financial Corporation,
         378     Series 11, Class A, 6.36%, 8/26/20                       377
                                                                   ----------


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED)  2.7%
               ABN Amro Bank (Chicago) NV Bank Guarantee,
      $1,000     7.25%, 5/31/05                                       $ 1,036
               Banco Santander-Chile Notes,
         475     6.50%, 11/01/05                                          470
               Ford Capital BV Debentures,
         325     9.875%, 5/15/02                                          358
               Ford Capital BV Notes,
         250     10.125%, 11/15/00                                        266
               Hydro-Quebec Debentures:
         350     11.75%, 2/01/12                                          504
         500     9.75%, 1/15/18                                           558
               Korea Development Bank Bonds,
         585     7.125%, 9/17/01                                          585
               Korea Electric Power Debentures:
         290     7.75%, 4/01/13                                           277
         200     6.75%, 8/01/27                                           188
               Midland Bank PLC Subordinated Notes,
         950     6.95%, 3/15/11                                           963
               National Bank of Hungary Debentures,
         250     8.875%, 11/01/13                                         284
               Norsk Hydro A/S Debentures,
         350     9.00%, 4/15/12                                           415
               Pohang Iron & Steel Notes,
         200     7.125%, 7/15/04                                          194
               Quebec Province Debentures,
         250     11.00%, 6/15/15                                          273
               Sweden (Kingdom of) Debentures,
         150     11.125%, 6/01/15                                         218
               Wharf Capital International Ltd. Notes,
         325     8.875%, 11/01/04                                         308
               Wharf International Finance Ltd. Company Guarantee,
         225     7.625%, 3/13/07                                          198
                                                                   ----------
                                                                        7,095
                                                                   ----------

               U.S. GOVERNMENT AGENCY-BACKED MORTGAGE ISSUES  1.0%
               Federal Home Loan Mortgage Corporation (FHLMC)
                 Real Estate Mortgage Investment Conduit (REMIC):
         362     Series 85, Class C, 8.60%, 1/15/21                       372
         293     Series 1169, Class D, 7.00%, 5/15/21                     295
         482     Series 1136, Class H, 6.00%, 9/15/21                     478
         389     Series 1201, Class E, 7.40%, 12/15/21                    395
               Federal National Mortgage Association (FNMA)
                 Real Estate Mortgage Investment Conduit (REMIC):
         379     Series 1989-37, Class G, 8.00%, 7/25/19                  392
         319     Series 1990-30, Class E, 6.50%, 3/25/20                  320
         344     Series 1990-105, Class J, 6.50%, 9/25/20                 344
                                                                   ----------
                                                                        2,596
                                                                   ----------

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


BALANCED GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               U.S. TREASURY OBLIGATIONS  15.4%
               U.S. Treasury Bonds:
     $ 2,825     10.75%, 8/15/05                                      $ 3,620
      23,935     9.25%, 2/15/16                                        32,380
               U.S. Treasury Strips, Principal Only,
       6,550     0.00%, 11/15/04                                        4,870
                                                                   ----------
                                                                       40,870
                                                                   ----------

               Total Long-Term Investments (Cost $90,497)              93,096
                                                                   ----------

    Number
   of Shares
(in thousands)

               SHORT-TERM INVESTMENTS  5.3%
               INVESTMENT COMPANIES  5.3%
         732   Financial Square Prime Obligation Fund                     732
      13,400   Short-Term Investments Co. Liquid Assets Portfolio      13,400
                                                                   ----------
                                                                       14,132
                                                                   ----------

               Total Short-Term Investments (Cost $14,132)             14,132
                                                                   ----------

               Total Investments (Cost $218,914)  99.7%               264,573
                                                                   ----------

               Other Assets, less Liabilities  0.3%                       927
                                                                   ----------

               TOTAL NET ASSETS  100.0%                              $265,500
                                                                   ==========



               <F1>Non-income producing
               <F2>Unregistered security


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS 96.1%
               APPLIANCES 1.7%
     194,500   Maytag Corporation                                   $  13,299
                                                                   ----------

               BANKING 9.4%
     614,800   Bank of New York Company, Inc.                          24,592
     179,200   Mellon Bank Corporation                                 13,317
     178,900   Northern Trust Corporation                              16,660
     433,400   Wells Fargo Company                                     18,717
                                                                   ----------
                                                                       73,286
                                                                   ----------

               BUILDING MATERIALS 1.2%
     154,400   Martin Marietta Materials, Inc.                          9,544
                                                                   ----------

               BUSINESS MACHINES & SOFTWARE 3.4%
      26,400   International Business Machines Corporation              5,523
      79,800   Pitney Bowes, Inc.                                       5,581
     262,400   Xerox Corporation                                       15,416
                                                                   ----------
                                                                       26,520
                                                                   ----------

               BUSINESS SERVICES 3.5%
     187,200   Automatic Data Processing, Inc.                          8,330
     250,950   H & R Block, Inc.                                       12,077
     349,800   The ServiceMaster Company                                6,646
                                                                   ----------
                                                                       27,053
                                                                   ----------

               CHEMICALS 1.6%
     223,900   Ecolab, Inc.                                             9,390
      98,600   Valspar Corporation                                      3,414
                                                                   ----------
                                                                       12,804
                                                                   ----------

               COMMUNICATIONS & MEDIA 5.2%
      83,800   CBS Corporation<F1>                                      3,818
     288,650   Interpublic Group of Companies, Inc.                    22,388
     422,900   New York Times Company - Class A                        14,590
                                                                   ----------
                                                                       40,796
                                                                   ----------

               CONSUMER PRODUCTS 5.1%
     148,900   Avery Dennison Corporation                              10,162
      73,800   The Black &Decker Corporation                            4,190
      56,800   The Clorox Company                                       6,553
     237,300   Masco Corporation                                        6,971
     253,950   Newell Company                                          12,047
                                                                   ----------
                                                                       39,923
                                                                   ----------

               COSMETICS & SOAP 5.0%
     234,100   Avon Products, Inc.                                     12,715
     104,400   Estee Lauder Companies - Class A                        10,453
      55,000   Gillette Company                                         2,870
     137,850   Procter & Gamble Company                                12,932
                                                                   ----------
                                                                       38,970
                                                                   ----------

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               DRUGS & MEDICAL SUPPLIES 13.1%
     136,100   Abbott Laboratories                                   $  6,592
     186,700   American Home Products Corporation                      11,389
     155,400   Baxter International, Inc.                               9,790
     183,100   Becton, Dickinson & Company                              6,809
     270,400   Bristol-Myers Squibb Company                            17,187
     108,900   Johnson & Johnson                                       10,618
     173,550   McKesson Corporation                                     6,074
     150,400   Medtronic, Inc.                                         10,819
     134,200   Pfizer, Inc.                                            15,441
     113,200   Warner-Lambert Company                                   7,691
                                                                   ----------
                                                                      102,410
                                                                   ----------

               ELECTRIC - UTILITIES 1.1%
     314,200   NiSource Industries, Inc.                                8,719
                                                                   ----------

               FINANCIAL SERVICES 8.1%
     338,100   Alliance Capital Management L.P.                         9,382
      77,500   American Express Company                                10,128
     281,975   Equifax                                                 10,133
     153,800   Federal National Mortgage Association                    9,651
     120,900   The FINOVA Group, Inc.                                   5,841
     165,500   Household International, Inc.                            8,327
     123,800   Marsh & McLennan Companies, Inc.                         9,478
                                                                   ----------
                                                                       62,940
                                                                   ----------

               FOOD, BEVERAGES & TOBACCO 2.6%
     338,175   McCormick & Company, Incorporated                       10,251
     264,500   PepsiCo, Inc.                                            9,770
                                                                   ----------
                                                                       20,021
                                                                   ----------

               INSURANCE 4.3%
     170,700   American General Corporation                            12,632
     172,000   MBIA, Inc.                                              11,567
     147,300   Provident Companies, Inc.                                5,800
      89,900   ReliaStar Financial Corporation                          3,391
                                                                   ----------
                                                                       33,390
                                                                   ----------

               MULTI-INDUSTRY 6.7%
     163,400   Dover Corporation                                        6,036
      44,500   Illinois Tool Works Inc.                                 3,427
     206,500   Pentair, Inc.                                            9,706
      96,400   Teleflex Incorporated                                    4,199
     353,600   Tyco International, Ltd.                                28,704
                                                                   ----------
                                                                       52,072
                                                                   ----------

               NATURAL GAS 1.5%
     159,700   Enron Corporation                                       12,017
                                                                   ----------

               OIL - DOMESTIC 0.9%
     137,000   Phillips Petroleum Company                               6,936
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               OIL - INTERNATIONAL 1.6%
     121,950   Mobil Corporation                                    $  12,774
                                                                   ----------

               PAPER & FOREST PRODUCTS 0.7%
      83,800   Kimberly-Clark Corporation                               5,138
                                                                   ----------

               PRINTING & PUBLISHING 3.3%
     198,200   Houghton Mifflin Company                                 8,845
     299,200   McGraw-Hill, Inc.                                       16,531
                                                                   ----------
                                                                       25,376
                                                                   ----------

               REAL ESTATE INVESTMENT TRUSTS (REITS) 2.4%
     195,700   AMB Property Corporation                                 4,305
     117,300   Boston Properties, Inc.                                  4,259
     163,900   Post Properties, Inc.                                    6,495
     166,900   Prison Realty Trust, Inc.                                3,255
                                                                   ----------
                                                                       18,314
                                                                   ----------

               RETAIL 8.6%
     106,900   Albertson's, Inc.                                        5,505
     343,700   CVS Corporation                                         16,369
     297,300   Mattel, Inc.                                             7,693
     218,600   Gap, Inc.                                               14,551
     216,475   Hannaford Brothers Company                               9,444
     220,300   Longs Drug Stores Corporation                            7,573
      65,200   Tandy Corporation                                        4,723
      35,400   Walgreen Company                                           951
                                                                   ----------
                                                                       66,809
                                                                   ----------

               TELECOMMUNICATIONS & EQUIPMENT 5.1%
     370,300   ALLTEL Corporation                                      24,972
      10,800   Ameritech Corporation                                      739
     133,500   AT&T Corporation                                         6,742
     117,592   Lucent Technologies, Inc.                                7,070
                                                                   ----------
                                                                       39,523
                                                                   ----------

               Total Common Stock (Cost $491,899)                     748,634
                                                                   ----------

               PREFERRED STOCK 2.2%
               FINANCIAL SERVICES 2.2%
     192,900   Merrill Lynch Strypes
                 (convertible to Dollar General Corp. common stock)     7,909
      72,400   Salomon Smith Barney, Inc.
                 (convertible to Cincinnati Bell, Inc. common stock)    5,068
      65,900   PLC Capital Trust II
               (convertible to Protective Life Corporation
                 common stock)                                          4,226
                                                                   ----------

               Total Preferred Stock (Cost $14,921)                    17,203
                                                                   ----------


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               LONG-TERM INVESTMENTS 0.3%
               CORPORATE CONVERTIBLE BONDS 0.3%
      $1,884   Imax Corporation,
                 5.75%, 4/01/03 (convertible to IMAX Corporation
                 common stock)                                        $ 2,011
                                                                   ----------

               Total Long-Term Investments (Cost $2,377)                2,011
                                                                   ----------


    Number
   of Shares
(in thousands)
--------------

               SHORT-TERM INVESTMENTS 2.0%
               INVESTMENT COMPANIES 1.3%
         146   Financial Square Prime Obligation Fund                     146
      10,061   Short-Term Investments Co. Liquid Assets Portfolio      10,061
                                                                   ----------
                                                                       10,207
                                                                   ----------

   Principal
      Amount
(in thousands)

               VARIABLE RATE DEMAND NOTES 0.7%
     $ 5,000   American Family Insurance                                5,000
                                                                   ----------

               Total Short-Term Investments (Cost $15,207)             15,207
                                                                   ----------

               Total Investments (Cost $524,404) 100.6%               783,055
                                                                   ----------

               Liabilities, less Other Assets (0.6)%                  (4,391)
                                                                   ----------

               TOTAL NET ASSETS 100.0%                               $778,664
                                                                   ==========


               <F1>Non-income producing


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS  93.5%
               AEROSPACE & AIRCRAFT  1.6%
      31,600   Allied Signal, Inc.                                   $  1,856
      54,026   Boeing Company                                           2,195
       7,700   General Dynamics Corporation                               541
      21,268   Lockheed Martin Corporation                                916
       3,800   Northrop Grumman Corporation                               243
      18,200   Raytheon Company                                         1,279
      10,300   Rockwell International Corporation                         532
       8,600   Textron, Inc.                                              792
      12,800   United Technologies Corporation                          1,854
                                                                   ----------
                                                                       10,208
                                                                   ----------

               AIR TRANSPORTATION  0.5%
       9,900   AMR Corporation <F1>                                       691
       7,700   Delta Air Lines, Inc.                                      488
       8,400   FDX Corporation <F1>                                       946
      19,050   Southwest Airlines Company                                 620
       4,700   US Airways Group, Inc. <F1>                                256
                                                                   ----------
                                                                        3,001
                                                                   ----------

               APPLIANCES  0.2%
       2,200   Armstrong World Industries, Inc.                           120
       5,300   Black & Decker Corporation                                 301
       4,900   Maytag Corporation                                         335
       3,100   Snap-On Tools, Inc.                                        101
       4,600   Whirlpool Corporation                                      305
                                                                   ----------
                                                                        1,162
                                                                   ----------

               AUTOS & TRUCKS  1.5%
       8,300   Autozone, Inc.<F1>                                         249
      10,038   Dana Corporation                                           473
       4,500   Eaton Corporation                                          413
      68,600   Ford Motor Company                                       4,386
      37,100   General Motors Corporation                               3,300
      11,237   Genuine Parts Company                                      337
       5,600   ITT Industries, Inc.                                       202
       4,240   PACCAR, Inc.                                               237
       6,500   TRW, Inc.                                                  273
                                                                   ----------
                                                                        9,870
                                                                   ----------

               BANKING  8.1%
       6,000   AMSouth Bancorporation                                     285
      66,694   Banc One Corporation                                     3,935
      16,800   Bank of Boston Corporation                                 823
      43,100   Bank of New York Company, Inc.                           1,724
      98,207   BankAmerica Corporation                                  7,071
       5,200   Bankers Trust New York Corporation                         468
      17,600   BB&T Corporation                                           703
      48,020   Chase Manhattan Corporation                              3,974
     128,068   Citigroup, Inc.                                          9,637
       8,400   Comerica, Inc.                                             546
      15,050   Fifth Third Bancorp                                      1,079


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               BANKING  8.1%  (CONT.)
      56,228   First Union Corporation                               $  3,114
      39,000   Firstar Corporation                                      1,172
      32,242   Fleet Financial Group, Inc.                              1,388
      12,900   Huntington Bancshares Incorporated                         457
       9,900   J.P. Morgan & Co., Inc.                                  1,334
      14,800   Mellon Bank Corporation                                  1,100
       9,200   Mercantile Bancorporation, Inc.                            524
       6,000   Northern Trust Corporation                                 559
      17,100   PNC Bank Corporation                                       990
      12,700   Regions Financial Corporation                              479
       6,600   Republic New York Corporation                              388
       9,100   SouthTrust Corporation                                     363
       8,700   State Street Corporation                                   761
       9,400   Summit Bancorp.                                            398
      17,600   Sun Trust Banks, Inc.                                    1,258
      14,500   Synovus Financial Corp.                                    321
      41,355   US Bancorp                                               1,533
       7,400   Union Planters Corporation                                 317
      11,500   Wachovia Corporation                                     1,011
      33,637   Washington Mutual, Inc.                                  1,383
      93,230   Wells Fargo & Company                                    4,026
                                                                   ----------
                                                                       53,121
                                                                   ----------

               BIO-TECHNOLOGY  0.3%
      28,900   Amgen, Inc. <F1>                                         1,776
                                                                   ----------

               BUILDING & HOUSING  0.1%
       4,600   Fluor Corporation                                          153
      18,400   Masco Corporation                                          541
       6,100   The Stanley Works                                          186
                                                                   ----------
                                                                          880
                                                                   ----------

               BUILDING MATERIALS  0.1%
       4,800   Johnson Controls, Inc.                                     350
       2,900   Owens Corning                                              103
                                                                   ----------
                                                                          453
                                                                   ----------

               BUSINESS MACHINES & SOFTWARE  3.4%
       8,100   Apple Computer, Inc. <F1>                                  373
      95,709   COMPAQ Computer Corporation                              2,136
       6,800   Honeywell, Inc.                                            644
      52,400   International Business Machines Corporation             10,961
      81,618   Oracle Systems Corporation <F1>                          2,209
      15,500   Pitney-Bowes, Inc.                                       1,084
      43,800   Sun Microsystems, Inc. <F1>                              2,620
      37,200   Xerox Corporation                                        2,186
                                                                   ----------
                                                                       22,213
                                                                   ----------

               BUSINESS SERVICES  2.9%
       3,300   Autodesk, Inc.                                              98
      34,900   Automatic Data Processing, Inc.                          1,553
       5,700   H & R Block, Inc.                                          274
       8,800   Ceridian Corporation <F1>                                  322


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               BUSINESS SERVICES  2.9%  (CONT.)
      89,600   Cisco Systems, Inc. <F1>                               $10,220
      30,587   Computer Associates International, Inc.                  1,306
       8,600   Computer Sciences Corporation <F1>                         512
       4,700   Deluxe Corporation                                         163
       9,021   Dun & Bradstreet Corporation                               332
      28,000   Electronic Data Systems Corporation                      1,505
       9,000   Equifax Inc.                                               324
      25,100   First Data Corporation                                   1,065
       2,600   National Service Industries                                101
       8,800   Paychex, Inc.                                              449
      15,100   Service Corporation International                          313
      15,000   Unisys Corporation<F1>                                     472
                                                                   ----------
                                                                       19,009
                                                                   ----------

               CHEMICALS  2.0%
      12,500   Air Products and Chemicals, Inc.                           588
      12,600   Dow Chemical Company                                     1,653
      63,900   Dupont (E.I.) De Nemours & Company                       4,513
       7,900   Ecolab, Inc.                                               331
       3,100   Great Lakes Chemical Corporation                           148
       5,300   Hercules, Inc.                                             200
       1,800   Millipore Corporation                                       55
      35,500   Monsanto Company                                         1,606
       6,900   Morton International, Inc.                                 279
       5,100   Nalco Chemical Company                                     187
       9,600   PPG Industries, Inc.                                       623
       8,500   Praxair, Inc.                                              440
       9,000   Rohm & Haas Company                                        403
      10,100   Sherwin-Williams Company                                   314
       6,300   Sigma-Aldrich Corporation                                  205
       8,350   Union Carbide Corporation                                  433
      24,300   The Williams Companies, Inc.                             1,148
                                                                   ----------
                                                                       13,126
                                                                   ----------

               COMMUNICATIONS & MEDIA  3.7%
      58,300   America Online, Inc.<F1>                                 8,322
       4,350   Andrew Corporation <F1>                                     61
      40,100   CBS Corporation<F1>                                      1,827
      14,800   Clear Channel Communications, Inc. <F1>                  1,029
      20,900   Comcast Corporation - Class A                            1,373
       5,100   Dow Jones & Company, Inc.                                  278
      16,000   Gannett Company, Inc.                                    1,133
       4,300   Harcourt General, Inc.                                     205
       7,550   Interpublic Group of Companies, Inc.                       585
       5,000   Knight-Ridder, Inc.                                        269
      34,453   MediaOne Group, Inc. <F1>                                2,810
      10,800   New York Times Company - Class A                           373
       9,100   Omnicom Group, Inc.                                        660
       4,323   The Times Mirror Company - Class A                         253
      69,600   Time Warner, Inc.                                        4,872
       6,400   Tribune Company                                            534
                                                                   ----------
                                                                       24,584
                                                                   ----------

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMPUTERS 1.5%
     144,300   Dell Computer Corporation <F1>                         $ 5,943
      28,500   EMC Corporation <F1>                                     3,105
       8,500   Gateway 2000, Inc.<F1>                                     563
      13,900   Seagate Technology, Inc. <F1>                              387
       9,400   Silicon Graphics, Inc. <F1>                                120
                                                                   ----------
                                                                       10,118
                                                                   ----------
               CONSUMER DURABLES  0.3%
       4,637   Eastman Chemical Company                                   258
      18,350   Eastman Kodak Company                                    1,369
       2,128   Polaroid Corporation                                        44
                                                                   ----------
                                                                        1,671
                                                                   ----------

               CONSUMER PRODUCTS  0.3%
       7,200   Avery Dennison Corporation                                 491
      16,400   Newell Company                                             778
      18,800   RJR Nabisco Holdings Corp.                                 484
       3,200   Tupperware Corporation                                      76
                                                                   ----------
                                                                        1,829
                                                                   ----------

               CONTAINERS  0.1%
       2,800   Bemis Company, Inc.                                         98
       6,900   Crown Cork & Seal Company, Inc.                            224
       8,900   Owens-Illinois, Inc. <F1>                                  258
       4,904   Sealed Air Corporation<F1>                                 298
                                                                   ----------
                                                                          878
                                                                   ----------

               COSMETICS & SOAP  2.1%
      14,200   Avon Products, Inc.                                        771
       6,600   Clorox Company                                             762
      16,600   Colgate-Palmolive Company                                1,700
      62,888   Gillette Company                                         3,282
       6,600   International Flavors & Fragrances, Inc.                   261
      75,300   Procter & Gamble Company                                 7,064
                                                                   ----------
                                                                       13,840
                                                                   ----------

               DISTRIBUTION  0.0%
       9,358   Ikon Office Solutions, Inc.                                113
                                                                   ----------

               DIVERSIFIED  0.4%
      36,300   Unilever N.V.                                            2,357
                                                                   ----------

               DRUGS  8.8%
      86,100   Abbott Laboratories                                      4,170
       3,600   Allergan, Inc.                                             324
       5,300   Alza Corporation <F1>                                      178
      74,800   American Home Products Corporation                       4,563
       3,100   Bard (C.R.), Inc.                                          152
      16,200   Baxter International, Inc.                               1,021
      14,400   Becton, Dickinson & Company                                536
     112,740   Bristol-Meyers Squibb Company                            7,166
      15,450   Cardinal Health, Inc.                                      924


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               DRUGS  8.8%  (CONT.)
       9,500   Humana, Inc. <F1>                                       $  129
      76,300   Johnson & Johnson                                        7,439
      62,400   Eli Lilly & Company                                      4,594
      33,100   Medtronic, Inc.                                          2,381
     135,100   Merck & Company, Inc.                                    9,491
      73,600   Pfizer, Inc.                                             8,469
      28,855   Pharmacia & Upjohn, Inc.                                 1,616
      83,400   Schering-Plough                                          4,029
       5,400   St. Jude Medical, Inc. <F1>                                150
      18,800   Tenet Healthcare Corporation <F1>                          444
       5,800   Watson Pharmaceuticals, Inc.<F1>                           235
                                                                   ----------
                                                                       58,011
                                                                   ----------

               ELECTRIC  0.7%
      11,000   The AES Corporation                                        550
       7,700   Ameren Corporation                                         298
       9,632   CINenergy Corporation                                      287
      12,600   Consolidated Edison Company of New York, Inc.              572
      20,528   Duke Power Company                                       1,150
      19,100   Edison International                                       468
       7,600   General Public Utilities Corporation                       290
      17,300   PacifiCorp                                                 289
      15,300   Texas Utilities Company                                    608
                                                                   ----------
                                                                        4,512
                                                                   ----------


               ELECTRICAL EQUIPMENT  3.3%
      24,800   Emerson Electric Company                                 1,600
     185,900   General Electric Company                                19,612
       5,600   Grainger (W.W.), Inc.                                      281
                                                                   ----------
                                                                       21,493
                                                                   ----------

               ELECTRONICS  3.3%
       4,200   Harris Corporation                                         145
      57,600   Hewlett-Packard Company                                  4,543
     189,200   Intel Corporation                                       11,577
      34,000   Motorola, Inc.                                           2,724
       8,500   National Semiconductor Corporation <F1>                    106
       2,700   Perkin-Elmer Corporation                                   292
       3,450   Tektronix, Inc.                                             84
      22,100   Texas Instruments, Inc.                                  2,257
       3,400   Thomas & Betts Corporation                                 143
                                                                   ----------
                                                                       21,871
                                                                   ----------

               ENERGY  1.4%
      10,900   American Electric Power Company                            452
       8,050   Baltimore Gas & Electric Company                           226
       8,200   Carolina Power & Light Company                             331
      11,500   Central & South West Corporation                           285
      11,550   Coastal Corporation                                        442
       5,800   Consolidated Natural Gas Company                           345
      10,600   Dominion Resources, Inc.                                   436


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               ENERGY  1.4%  (CONT.)
       8,900   DTE Energy Company                                      $  363
      14,900   Entergy Corporation                                        466
      14,100   FirstEnergy Corp.                                          419
       9,800   FPL Group, Inc.                                            552
       5,900   New Century Energies, Inc.                                 207
      11,600   Niagara Mohawk Power Corporation <F1>                      155
       3,300   NICOR, Inc.                                                120
       9,000   Northern States Power Company                              217
      20,700   Pacific Gas & Electric Company                             643
      12,100   Peco Energy Company                                        574
      12,300   Public Service Enterprises Group, Inc.                     492
      15,372   Reliant Energy, Inc.                                       435
      14,017   Sempra Energy                                              291
       6,400   Sonat, Inc.                                                229
      39,600   Southern Company                                         1,072
      13,200   Unicom Corporation                                         512
                                                                   ----------
                                                                        9,264
                                                                   ----------

               ENERGY - RAW MATERIALS  0.3%
      19,990   Baker Hughes, Inc.                                         597
      24,900   Halliburton Company                                      1,061
      18,700   Occidental Petroleum Corporation                           378
                                                                   ----------
                                                                        2,036
                                                                   ----------

               ENTERTAINMENT & LEISURE  1.0%
       7,700   Brunswick Corporation                                      185
      12,188   Hasbro, Inc.                                               416
      15,587   Mattel, Inc.                                               403
      76,800   McDonald's Corporation                                   3,254
      10,200   Mirage Resorts, Incorporated <F1>                          229
      40,270   Viacom, Inc. - Class B <F1>                              1,646
       8,050   Wendy's International, Inc.                                218
                                                                   ----------
                                                                        6,351
                                                                   ----------

               ENVIRONMENTAL SERVICES  0.0%
      22,100   Laidlaw, Inc. - Class B                                    140
                                                                   ----------

               FINANCE  1.3%
      25,700   American Express Company                                 3,359
       7,350   The Bear Stearns Companies Inc.                            343
      27,406   Household International, Inc.                            1,379
       7,200   Lehman Brothers Holdings, Inc.                             400
      20,100   Merrill Lynch & Company, Inc.                            1,687
      18,500   National City Corporation                                1,327
                                                                   ----------
                                                                        8,495
                                                                   ----------

               FINANCIAL SERVICES  2.5%
      41,290   Associates First Capital Corporation - Class A           1,830
       3,500   Capital One Financial Corporation                          608
      17,015   Conseco, Inc.                                              537
       6,600   Countrywide Credit Industries, Inc.                        299
      58,800   Federal National Mortgage Association                    4,171
      15,000   Franklin Resources, Inc.                                   600


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               FINANCIAL SERVICES  2.5%  (CONT.)
       6,500   Kansas City Southern Industries, Inc.                 $    387
       6,000   MBIA, Inc.                                                 404
      45,462   MBNA Corporation                                         1,281
      32,766   Morgan Stanley Group, Inc.                               3,250
       9,000   SLM Holding Corporation                                    384
      22,700   The Charles Schwab Corporation                           2,491
                                                                   ----------
                                                                       16,242
                                                                   ----------

               FOOD, BEVERAGES & TOBACCO  4.6%
      32,108   Archer-Daniels-Midland Company                             482
      15,500   Bestfoods                                                  778
      25,200   Campbell Soup Company                                    1,033
     139,800   Coca-Cola Company                                        9,507
      21,200   Coca-Cola Enterprises Inc.                                 731
      26,450   ConAgra, Inc.                                              658
       9,800   Dardeen Restaurants, Inc.                                  219
      10,000   Fortune Brands, Inc.                                       395
       8,300   General Mills, Inc.                                        607
      20,500   Heinz (H.J.) Company                                       957
       8,300   Hershey Foods Corporation                                  437
      21,900   Kellogg Company                                            810
      21,100   Lowe's Companies, Inc                                    1,113
      83,200   PepsiCo, Inc.                                            3,073
     138,100   Philip Morris Companies, Inc.                            4,842
      14,000   Pioneer Hi-Bred International, Inc.                        523
       7,400   Quaker Oats Company                                        478
      18,600   Ralston-Ralston Purina Group                               567
      51,700   Sara Lee Corporation                                     1,150
      18,100   Sysco Corporation                                          537
       8,220   Tricon Global Restaurants, Inc. <F1>                       529
      10,900   UST, Inc.                                                  304
       6,800   Wrigley (Wm) Jr. Company                                   603
                                                                   ----------
                                                                       30,333
                                                                   ----------

               GOLD & PRECIOUS METALS  0.1%
      21,200   Barrick Gold Corporation                                   427
       9,600   Freeport McMoRan Copper & Gold, Inc.                       147
      12,600   Homestake Mining Company                                   120
      15,261   Placer Dome, Inc.                                          216
                                                                   ----------
                                                                          910
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES  1.1%
       2,900   Bausch & Lomb, Inc.                                        218
      23,000   Boston Scientific Corporation <F1>                         979
      34,928   Columbia/HCA Healthcare Corporation                        862
       6,300   HCR Manor Care, Inc.<F1>                                   175
      25,700   HEALTHSOUTH Corporation <F1>                               345
      17,342   IMS Health Incorporated                                    520
      15,694   McKesson HBOC, Inc.                                        549
      10,100   United Healthcare Corporation                              567
      46,600   Warner-Lambert Company                                   3,166
                                                                   ----------
                                                                        7,381
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               HOSPITAL SUPPLIES & SERVICES  0.0%
       6,500   Biomet, Inc.                                             $ 267
                                                                   ----------

               HOUSEHOLD PRODUCTS  0.1%
      11,100   Federated Department Stores <F1>                           518
                                                                   ----------

               INSURANCE  3.3%
       7,694   Aetna Life and Casualty Company                            675
      46,546   Allstate Corporation                                     1,693
      14,300   American General Corporation                             1,058
      69,622   American International Group, Inc.                       8,176
       9,200   Aon Corporation                                            630
       8,800   Chubb Corporation                                          521
      11,700   CIGNA Corporation                                        1,020
      10,200   Cincinnati Financial Corporation                           412
      12,600   The Hartford Financial Services Group, Inc.                743
       6,225   Jefferson-Pilot Corporation                                419
      24,604   KeyCorp                                                    761
       5,500   Lincoln National Corporation                               528
      14,560   Marsh & McLennan Companies, Inc.                         1,115
       6,400   MGIC Investment Corporation                                311
       3,900   Progressive Corporation                                    560
       8,300   Provident Companies, Inc.                                  327
       7,700   Providian Corporation                                      994
       7,400   SAFECO Corporation                                         294
      14,332   St. Paul Companies, Inc.                                   411
       7,900   Torchmark Corporation                                      270
       7,400   Transamerica Corporation                                   527
       8,000   UNUM Corporation                                           437
                                                                   ----------
                                                                       21,882
                                                                   ----------

               LIQUOR  0.5%
      27,100   Anheuser-Busch Companies, Inc.                           1,982
       4,200   Brown-Foreman Corporation - Class B                        309
      22,600   Seagram Company Ltd.                                     1,297
                                                                   ----------
                                                                        3,588
                                                                   ----------

               MACHINERY - AGRICULTURE & AUTOMOTIVE  0.0%
       3,700   Case Equipment                                             128
                                                                   ----------

               MACHINERY - INDUSTRIAL  0.0%
       3,700   McDermott International, Inc.                              107
       9,500   Thermo Electron Corporation <F1>                           153
                                                                   ----------
                                                                          260
                                                                   ----------

               MEDICAL INSTRUMENTS 0.1%
      17,100   Guidant Corporation                                        918
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               METALS & MINERALS  0.2%
      12,160   Allegheny Teledyne, Inc.                                 $ 272
       4,700   Nucor Corporation                                          276
      17,266   USX Corporation-Marathon Group, Inc.                       540
       4,793   USX Corporation-US Steel Group, Inc.                       145
                                                                   ----------
                                                                        1,233
                                                                   ----------

               MISCELLANEOUS 0.7%
      20,900   Applied Materials, Inc. <F1>                             1,121
       4,100   Mallinckrodt Group, Inc.                                   144
       8,200   PP&L Resources, Inc.                                       229
      14,300   Solectron Corporation <F1>                                 693
      19,400   3 Com Corporation <F1>                                     507
      22,800   3M Corporation                                           2,029
                                                                   ----------
                                                                        4,723
                                                                   ----------

               MULTI-INDUSTRY  0.9%
      46,141   Cendant Corporation<F1>                                    830
      13,200   Corning, Inc.                                              756
       6,200   Loews Corporation                                          454
       9,624   Tenneco, Inc.                                              260
      46,348   Tyco International, Ltd.                                 3,766
                                                                   ----------
                                                                        6,066
                                                                   ----------

               NATURAL GAS  0.2%
      18,800   Enron Corporation                                        1,415
                                                                   ----------

               NON-FERROUS METALS  0.4%
      13,250   Alcan Aluminum Ltd.                                        421
      21,300   Alcoa, Inc.                                              1,326
       8,800   Englehard Corporation                                      169
       8,100   Inco, Ltd.                                                 155
       9,436   Newmont Mining Corporation                                 227
       3,300   Phelps Dodge Corporation                                   209
       3,500   Reynolds Metals Company                                    218
                                                                   ----------
                                                                        2,725
                                                                   ----------

               OFFICE EQUIPMENT  0.1%
      21,500   Novell, Inc. <F1>                                          478
                                                                   ----------

               OIL - DOMESTIC  0.7%
       5,600   Amerada Hess Corporation                                   319
       7,300   Anadarko Petroleum Corporation                             277
       4,600   Ashland, Inc.                                              194
      18,500   Atlantic Richfield Company                               1,553
       9,592   Burlington Resources, Inc.                                 442
       5,050   Columbia Gas System, Inc.                                  243
       5,208   Kerr-McGee Corporation                                     221
      13,800   Phillips Petroleum Company                                 699
       5,700   Sun Company, Inc.                                          204
      13,100   Unocal Corporation                                         544
                                                                   ----------
                                                                        4,696
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------
               OIL - INTERNATIONAL  4.4%
       7,400   Apache Corporation                                     $   227
      37,000   Chevron Corporation                                      3,691
     137,900   Exxon Corporation                                       11,454
      44,200   Mobil Corporation                                        4,630
     121,600   Royal Dutch Petroleum Company                            7,137
      30,300   Texaco, Inc.                                             1,901
                                                                   ----------
                                                                       29,040
                                                                   ----------

               OIL & GAS SERVICES  0.3%
      30,400   Schlumberger, Ltd.                                       1,942
      15,338   Union Pacific Resources Group                              215
                                                                   ----------
                                                                        2,157
                                                                   ----------

               PAPER & FOREST PRODUCTS  1.0%
       2,500   Boise Cascade Corporation                                  101
       5,500   Champion International Corporation                         301
      13,400   Fort James Corporation                                     509
       4,800   Georgia-Pacific Corporation                                444
      16,600   International Paper Company                                885
      30,712   Kimberly-Clark Corporation                               1,883
       4,972   Louisiana Pacific Corporation                              103
       6,200   Mead Corporation                                           259
       3,250   Temple-Inland, Inc.                                        224
       4,050   Union Camp Corporation                                     321
       6,825   Westvaco Corporation                                       204
      10,750   Weyerhaeuser Company                                       722
       5,800   Willamette Industries                                      271
                                                                   ----------
                                                                        6,227
                                                                   ----------

               POLLUTION CONTROL  0.1%
       9,400   Browning-Ferris Industries, Inc.                           375
                                                                   ----------

               PRINTING & PUBLISHING  0.1%
      10,600   McGraw-Hill, Inc.                                          586
       7,300   R.R. Donnelley & Sons Company                              258
                                                                   ----------
                                                                          844
                                                                   ----------

               PRODUCTION  0.9%
      20,300   Caterpillar, Inc.                                        1,307
       5,600   Cooper Industries, Inc.                                    271
       7,500   Danaher Corporation                                        498
      12,900   Deere & Company                                            555
      13,600   Dover Corporation                                          502
       1,900   FMC Corporation <F1>                                       124
      14,200   Illinois Tool Works, Inc.                                1,094
       8,900   Ingersoll-Rand Company                                     616
       6,366   Pall Corporation                                           117
       6,525   Parker-Hannifin Corporation                                306
       4,700   Raychem Corporation                                        124
       4,900   Timken Company                                             109
                                                                   ----------
                                                                        5,623
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               RAILROADS  0.5%
      26,643   Burlington Northern Santa Fe                           $   976
      11,820   CSX Corporation                                            582
      20,500   Norfolk Southern Corporation                               670
      13,400   Union Pacific Corporation                                  804
                                                                   ----------
                                                                        3,032
                                                                   ----------

               RETAIL  5.3%
      13,300   Albertson's, Inc.                                          685
       4,400   American Greetings Corporation                             115
      14,900   American Stores Company                                    470
       5,400   Circuit City Stores, Inc.                                  332
       6,000   Consolidated Stores Corporation<F1>                        206
      12,421   Costco Companies, Inc.<F1>                               1,005
      25,000   Dayton Hudson Corporation                                1,683
       6,600   Dillard Department Stores, Inc. - Class A                  183
      10,625   Dollar General Corporation                                 373
       9,000   Fred Meyer, Inc. <F1>                                      487
      32,350   Gap, Inc.                                                2,153
      83,600   Home Depot, Inc.                                         5,011
      28,500   Kmart Corporation <F1>                                     424
       8,600   Kohl's Corporation<F1>                                     571
      13,900   Kroger Corporation <F1>                                    755
      12,311   The Limited, Inc.                                          539
      19,014   The May Department Stores Company <F1>                     757
       8,400   Nordstrom, Inc.                                            296
      14,900   J.C. Penney Company, Inc.                                  680
       3,300   Pep Boys-Manny, Moe & Jack                                  47
      14,000   Rite Aid Corporation                                       326
      27,600   Safeway, Inc.<F1>                                        1,489
      21,700   Sears Roebuck and Company                                  998
      25,350   Staples, Inc. <F1>                                         761
       7,000   Supervalu, Inc.                                            146
       5,700   Tandy Corporation                                          413
      17,400   TJX Companies, Inc.                                        580
      17,025   Toys 'R' Us, Inc. <F1>                                     370
      56,600   Walgreen Company                                         1,521
     252,200   Wal-Mart Stores, Inc.                                   11,601
       8,000   Winn-Dixie Stores, Inc.                                    287
                                                                   ----------
                                                                       35,264
                                                                   ----------

               SAVINGS & LOAN  0.4%
      38,500   Federal Home Loan Mortgage Corporation                   2,416
       3,400   Golden West Financial Corporation                          340
                                                                   ----------
                                                                        2,756
                                                                   ----------
               SEMICONDUCTORS  0.2%
       7,500   Advanced Micro Devices, Inc. <F1>                          123
       4,500   KLA-Tencor Corporation <F1>                                223
       7,100   LSI Logic Corp. <F1>                                       242
      13,500   Micron Technology Incorporated                             501
                                                                   ----------
                                                                        1,089
                                                                   ----------

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               SOFTWARE  3.8%
       3,300   Adobe Systems Incorporated                             $   209
      13,400   BMC Software, Inc. <F1>                                    578
      19,800   Compuware Corporation <F1>                                 483
     284,300   Microsoft Corporation <F1>                              23,118
      16,200   Parametric Technology Company <F1>                         212
      14,400   PeopleSoft, Inc. <F1>                                      197
                                                                   ----------
                                                                       24,797
                                                                   ----------

               TELECOMMUNICATIONS  9.5%
      32,500   Airtouch Communications, Inc. <F1>                       3,035
      15,600   Alltell Corporation                                      1,052
      62,300   Ameritech Corporation                                    4,264
     177,942   AT&T Corporation                                         8,986
      12,300   Ascend Communications, Inc. <F1>                         1,188
      88,008   Bell Atlantic Corporation                                5,071
     110,600   BellSouth Corp.                                          4,949
       7,300   Cabletron Systems <F1>                                      69
       7,500   CenturyTel, Inc.                                           302
      10,400   Frontier Corporation                                       574
      54,700   GTE Corporation                                          3,662
     149,984   Lucent Technologies, Inc.                                9,018
     103,980   MCI WorldCom, Inc.<F1>                                   8,546
      16,200   Nextel Communications, Inc.<F1>                            663
     110,988   SBC Communications, Inc.                                 6,215
      25,300   Sprint Corporation                                       2,595
      24,950   Sprint Corp. (PCS Group)                                 1,057
      28,545   US West, Inc.                                            1,493
                                                                   ----------
                                                                       62,739
                                                                   ----------

               TELECOMMUNICATIONS EQUIPMENT 0.6%
       8,400   General Instrument Corporation<F1>                         307
      37,680   Nortel Networks Corporation                              2,569
      11,000   Tellabs, Inc. <F1>                                       1,203
                                                                   ----------
                                                                        4,079
                                                                   ----------

               TEXTILES & APPAREL  0.4%
      22,100   CVS Corporation                                          1,052
       3,600   Liz Claiborne, Inc.                                        119
      15,500   Nike, Inc. - Class B                                       964
       7,454   VF Corporation                                             384
                                                                   ----------
                                                                        2,519
                                                                   ----------

               TIRE & RUBBER  0.1%
       4,800   Cooper Tire & Rubber Company                               105
       4,100   Goodrich (B.F.) Company                                    163
       8,462   Goodyear Tire & Rubber Company                             484
                                                                   ----------
                                                                          752
                                                                   ----------

               TRANSPORTATION EQUIPMENT  0.0%
       1,700   Cummins Engine Company, Inc.                                91
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               TRAVEL & RECREATION  0.9%
      34,800   Carnival Corporation                                  $  1,436
     116,600   The Walt Disney Company                                  3,702
       7,150   Harrahs Entertainment, Inc. <F1>                           157
      14,700   Hilton Hotels Corporation                                  230
      13,500   Marriott International, Inc. - Class A                     565
                                                                   ----------
                                                                        6,090
                                                                   ----------

               TRUCKING  0.0%
       3,550   Ryder System, Inc.                                          94
                                                                   ----------

               WASTE MANAGEMENT 0.3%
      33,940   Waste Management, Inc.                                   1,918
                                                                   ----------

               Total Common Stock (Cost $282,634)                     615,630
                                                                   ----------

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               SHORT-TERM INVESTMENTS  6.3%
               U.S. TREASURIES  0.4%
 $    3,000    U.S. Treasury Bill, 4.19%, 5/27/99                    $  2,991
                                                                   ----------

               Total U.S. Treasuries (Cost $2,991)                      2,991
                                                                   ----------


               VARIABLE RATE DEMAND NOTES  5.9%
      21,952   American Family Financial Services, Inc.                21,952
      16,946   Warner-Lambert Co.                                      16,946
                                                                   ----------

               Total Variable Rate Demand Notes (Cost $38,898)         38,898
                                                                   ----------

               Total Short-Term Investments (Cost $41,889)             41,889
                                                                   ----------

               Total Investments (Cost $324,523) 99.8%                657,519
                                                                   ----------

               Other Assets, less Liabilities  0.2%                     1,114
                                                                   ----------

               TOTAL NET ASSETS 100.0%                               $658,633
                                                                   ==========


               <F1> Non-income producing


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------
               COMMON STOCKS 93.7%
               AEROSPACE & AIRCRAFT 1.8%
     124,500   Gulfstream Aerospace Corporation <F1>                 $  6,069
                                                                   ----------

               AIR TRANSPORTATION 2.8%
      53,300   FDX Corporation <F1>                                     6,000
     108,200   Southwest Airlines Company                               3,523
                                                                   ----------
                                                                        9,523
                                                                   ----------

               BANKING 4.1%
      50,700   Fifth Third Bancorp                                      3,635
     114,700   State Street Corporation                                10,036
                                                                   ----------
                                                                       13,671
                                                                   ----------

               BUSINESS MACHINES & SOFTWARE 2.5%
      75,000   Microsoft Corporation <F1>                               6,099
      36,200   Sun Microsystems, Inc. <F1>                              2,165
                                                                   ----------
                                                                        8,264
                                                                   ----------

               BUSINESS SERVICES 11.7%
     101,300   Cintas Corporation                                       6,964
      39,400   Computer Sciences Corporation<F1>                        2,347
     131,800   Convergys Corporation <F1>                               2,455
     197,500   First Data Corporation                                   8,381
     158,500   Pittston Brink's Group                                   4,180
      67,100   Sabre Group Holdings, Inc. <F1>                          3,498
     312,700   SunGard Data Systems, Inc. <F1>                          9,987
      48,000   Unisys Corporation <F1>                                  1,509
                                                                   ----------
                                                                       39,321
                                                                   ----------

               COMMUNICATIONS & MEDIA 4.9%
      25,500   Clear Channel Communications, Inc. <F1>                  1,772
      67,600   Infinity Broadcasting,Inc. <F1>                          1,872
      93,100   Interpublic Group of Companies, Inc.                     7,221
      78,000   Omnicom Group, Inc.                                      5,655
                                                                   ----------
                                                                       16,520
                                                                   ----------

               COMPUTERS 1.6%
      30,800   EMC Corporation <F1>                                     3,355
      46,100   Dell Computer Corporation <F1>                           1,899
                                                                   ----------
                                                                        5,254
                                                                   ----------

               CONSUMER PRODUCTS 1.3%
      91,600   Newell Company                                           4,345
                                                                   ----------

               DRUGS 7.1%
      43,900   Elan Corporation, PLC ADR <F1>                           2,261
      45,000   Eli Lilly & Company                                      3,313
      50,500   Merck & Co., Inc.                                        3,548
      25,100   Pfizer, Inc.                                             2,888
      62,600   Schering-Plough Corporation                              3,024
      49,800   Warner-Lambert Company                                   3,383
     130,200   Watson Pharmaceuticals, Inc.<F1>                         5,273
                                                                   ----------
                                                                       23,690
                                                                   ----------

GROWTH FUND
SCHEDULE OF INVESTMENTS(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               ELECTRONICS & SCIENTIFIC INSTRUMENTS 2.6%
      38,550   Cisco Systems, Inc. <F1>                              $  4,511
     115,970   Molex, Inc. - Class A                                    3,349
       9,500   Motorola, Inc.                                             761
                                                                   ----------
                                                                        8,621
                                                                   ----------

               FINANCIAL SERVICES 6.1%
      86,800   Associates First Capital Corporation                     3,846
      75,500   Federal National Mortgage Association                    4,738
      37,000   Franklin Resources, Inc.                                 1,480
     259,075   MBNA Corporation                                         7,303
      30,900   Morgan Stanley Group, Inc.                               3,065
                                                                   ----------
                                                                       20,432
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES 3.1%
      49,350   Cardinal Health, Inc.                                    2,952
      76,400   IMS Health Incorporated                                  2,292
      83,900   Stryker Corporation                                      5,134
                                                                   ----------
                                                                       10,378
                                                                   ----------

               INSURANCE 5.5%
     103,550   AFLAC, Inc.                                              5,618
      68,786   American International Group, Inc.                       8,078
      95,300   MGIC Investment Corporation                              4,628
                                                                   ----------
                                                                       18,324
                                                                   ----------

               MEDICAL INSTRUMENTS 2.6%
      45,900   Guidant Corporation <F1>                                 2,464
      88,900   Medtronic, Inc.                                          6,395
                                                                   ----------
                                                                        8,859
                                                                   ----------

               MULTI-INDUSTRY 4.6%
     189,100   Tyco International, Ltd.                                15,364
                                                                   ----------

               NATURAL GAS 2.0%
      87,300   Enron Corporation                                        6,569
                                                                   ----------

               RETAIL 16.2%
      22,400   Abercrombie & Fitch Co.<F1>                              2,131
      46,000   Bed Bath & Beyond, Inc. <F1>                             1,642
     101,700   Costco Companies, Inc. <F1>                              8,231
      40,500   Dayton Hudson Corp.                                      2,726
      92,400   Federated Department Stores, Inc. <F1>                   4,314
      64,200   Home Depot, Inc.                                         3,848
      44,900   Kohls Corporation <F1>                                   2,983
      58,800   The Kroger Company <F1>                                  3,194
     113,900   Lowe's Companies, Inc.                                   6,008
     114,900   Office Depot, Inc. <F1>                                  2,528
     133,600   Safeway, Inc. <F1>                                       7,206
      67,400   Staples, Inc.<F1>                                        2,022
      85,000   Walgreen Company                                         2,284
     110,200   Wal-Mart Stores, Inc.                                    5,069
                                                                   ----------
                                                                       54,186
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               SEMICONDUCTORS 1.6%
      85,200   Intel Corporation                                     $  5,213
                                                                   ----------

               TELECOMMUNICATIONS 3.3%
     143,800   Cincinnati Bell, Inc.                                    3,254
      96,448   MCI WorldCom, Inc.<F1>                                   7,927
                                                                   ----------
                                                                       11,181
                                                                   ----------

               TELECOMMUNICATIONS EQUIPMENT 0.9%
      52,800   Lucent Technologies, Inc.                                3,175
                                                                   ----------

               TEXTILES & APPAREL 0.8%
      37,100   Tommy Hilfiger Corporation<F1>                           2,592
                                                                   ----------

               TRANSPORTATION 2.2%
     126,700   Harley-Davidson, Inc.                                    7,555
                                                                   ----------

               TRAVEL & RECREATION 3.0%
     182,600   Carnival Corporation - Class A                           7,532
      82,900   The Walt Disney Company                                  2,632
                                                                   ----------
                                                                       10,164
                                                                   ----------

               WASTE MANAGEMENT 1.4%
      86,000   Waste Management, Inc.                                   4,859
                                                                   ----------

               Total Common Stock (Cost $211,776)                     314,129
                                                                   ----------

   Principal
    Amount
(in thousands)
--------------

               LONG-TERM INVESTMENTS 0.2%
               CORPORATE CONVERTIBLE BONDS 0.2%
               Office Depot, Inc. Notes, Principal Only,
      $  749     0.00%, 12/11/07 (convertible to Office Depot, Inc.
                 common stock)                                            682
                                                                   ----------

               Total Long-Term Investments (Cost $653)                    682
                                                                   ----------


    Number
   of Shares
(in thousands)
--------------

               SHORT-TERM INVESTMENTS 6.3%
               INVESTMENT COMPANIES 3.9%
         144   Financial Square Prime Obligation Fund                     144
      13,022   Short-Term Investments Co. Liquid Assets Portfolio      13,022
                                                                   ----------

               Total Investment Companies (Cost $13,166)               13,166
                                                                   ----------


   Principal
    Amount                                                        Market Value
(in thousands)                                                   (in thousands)
--------------                                                   --------------

                VARIABLE RATE DEMAND NOTES 2.4%
      $8,000   Warner-Lambert Co.                                      $8,000
                                                                   ----------

               Total Variable Rate Demand Notes (Cost $8,000)           8,000
                                                                   ----------

               Total Short-Term Investments (Cost $21,166)             21,166
                                                                   ----------

               Total Investments (Cost $233,595) 100.2%               335,977

               Other Assets, less Liabilities (0.2)%                    (532)
                                                                   ----------

               TOTAL NET ASSETS 100.0%                               $335,445
                                                                   ==========


               <F1>Non-income producing


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS 89.0%
               AEROSPACE & AIRCRAFT 0.3%
      41,930   Cordant Technologies, Inc.                            $  1,934
                                                                   ----------

               BANKING 1.9%
      28,300   Charter One Financial, Inc.                                884
     113,685   Dime Bancorp, Inc.                                       2,622
     111,315   Marshall & Ilsley Corporation                            7,792
                                                                   ----------
                                                                       11,298
                                                                   ----------

               BUILDING MATERIALS 1.3%
      34,220   Martin Marietta Materials, Inc.                          2,115
      84,780   Southdown, Inc.                                          5,431
                                                                   ----------
                                                                        7,546
                                                                   ----------

               BUSINESS MACHINES 0.8%
      16,700   Lexmark International Group, Inc. Class-A <F1>           2,062
      46,800   NCR Corporation <F1>                                     1,919
      44,300   Storage Technology Corporation <F1>                        856
                                                                   ----------
                                                                        4,837
                                                                   ----------

               BUSINESS SERVICES 10.6%
      50,335   ACNielson Corporation <F1>                               1,403
     171,380   Ciber, Inc. <F1>                                         3,235
      90,055   Concord EFS, Inc. <F1>                                   3,023
      92,400   CSG Systems International, Inc.<F1>                      3,569
     323,615   Fiserv, Inc. <F1>                                       18,952
     461,530   Gartner Group, Inc. - Class A <F1>                       8,797
      65,600   Keane, Inc.                                              1,628
     373,900   Nova Corporation <F1>                                    9,721
      89,750   Robert Half International, Inc. <F1>                     2,143
      28,875   Snyder Communications, Inc.                                848
     105,715   Sterling Commerce, Inc. <F1>                             3,310
     153,410   Sungard Data Systems, Inc. <F1>                          4,899
                                                                   ----------
                                                                       61,528
                                                                   ----------

               COMMUNICATIONS & MEDIA 0.8%
      23,400   Echostar Communications, Class A <F1>                    2,347
      50,350   Lee Enterprises, Inc.                                    1,441
      20,000   Valassis Communications, Inc.                            1,118
                                                                   ----------
                                                                        4,906
                                                                   ----------

               COMPUTERS 1.0%
     252,210   Tech Data Corporation <F1>                               5,895
                                                                   ----------

               DRUGS & MEDICAL SUPPLIES 2.4%
      61,500   Forest Laboratories, Inc. <F1>                           2,737
     123,500   Mylan Laboratories, Inc.                                 2,802
     208,100   Watson Pharmaceuticals, Inc. <F1>                        8,428
                                                                   ----------
                                                                       13,967
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               FINANCIAL SERVICES 2.8%
      71,820   Kansas City Southern Industries, Inc.                 $  4,278
     106,295   T. Rowe Price Associates, Inc.                           4,004
      70,975   The Charles Schwab Corporation                           7,790
                                                                   ----------
                                                                       16,072
                                                                   ----------

               FUNERAL SERVICES 1.7%
     488,000   Stewart Enterprises, Inc.                                9,699
                                                                   ----------

               FURNITURE 0.5%
     132,205   Legget & Platt, Inc.                                     3,049
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES 12.9%
     245,100   Amerisource Health Corporation <F1>                      6,783
     276,840   Covance Inc. <F1>                                        6,073
      56,995   Dentsply International, Inc.                             1,493
   1,692,259   Health Management Associates, Inc. - Class A <F1>       26,442
     263,895   Henry Schein, Inc. <F1>                                  6,911
     198,530   Lincare Holdings, Inc. <F1>                              5,881
      54,300   Parexel International Corporation <F1>                   1,322
      48,520   STERIS Corporation <F1>                                    861
     114,770   Sybron International Corporation <F1>                    3,178
      41,600   Trigon Healthcare, Inc. <F1>                             1,321
     280,650   Universal Health Services, Inc. - Class B <F1>          14,541
                                                                   ----------
                                                                       74,806
                                                                   ----------

               HOSPITAL SUPPLIES & SERVICES 5.7%
   1,079,005   Omnicare, Inc.                                          25,963
     150,840   PSS World Medical, Inc. <F1>                             1,471
     108,300   Shared Medical Systems Corporation                       5,882
                                                                   ----------
                                                                       33,316
                                                                   ----------

               HOUSING 1.6%
     428,545   Toll Brothers, Inc. <F1>                                 9,160
                                                                   ----------

               INSURANCE 12.2%
     264,375   AMBAC, Inc.                                             15,962
     256,500   MGIC Investment Corporation                             12,456
     100,900   The PMI Group, Inc.                                      5,631
     737,080   Protective Life Corporation                             28,875
      95,600   Reliastar Financial Corporation                          3,515
     127,500   Torchmark Corporation                                    4,359
                                                                   ----------
                                                                       70,798
                                                                   ----------

               MEDICAL INSTRUMENTS 1.0%
     104,800   Biomet, Inc.                                             4,297
      21,100   Stryker Corporation                                      1,291
                                                                        5,588
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


SPECIAL GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               OIL & GAS SERVICES 2.3%
     103,900   Burlington Resources, Inc.                            $  4,786
     287,600   Enron Oil & Gas Company                                  5,465
     193,130   Petroleum Geo-Services <F1>                              3,235
                                                                   ----------
                                                                       13,486
                                                                   ----------

               OIL REFINING 1.2%
     224,500   Tosco Corporation                                        6,005
      49,500   Valero Energy Corporation                                1,104
                                                                   ----------
                                                                        7,109
                                                                   ----------

               REAL ESTATE INVESTMENT TRUSTS (REITS) 1.2%
     345,151   Prison Realty Trust, Inc.                                6,730
                                                                   ----------

               RESTAURANTS 1.0%
     137,980   Papa John's International, Inc. <F1>                     5,545
                                                                   ----------

               RETAIL 16.2%
     324,580   BJ's Wholesale Club, Inc. <F1>                           8,622
     156,079   Bed Bath and Beyond, Inc. <F1>                           5,570
     255,025   Borders Group, Inc. <F1>                                 3,682
     126,434   CompUSA, Inc. <F1>                                         885
     967,811   Dollar General Corporation                              33,934
     375,695   Family Dollar Stores, Inc.                               9,063
     904,088   Office Depot, Inc. <F1>                                 19,890
     266,445   Ross Stores, Inc.                                       12,240
                                                                   ----------
                                                                       93,886
                                                                   ----------

               SCHOOLS 0.8%
     188,360   Apollo Group, Inc. <F1>                                  4,662
                                                                   ----------

               SEMICONDUCTORS 1.5%
      92,700   Atmel Corporation <F1>                                   1,692
      55,025   Maxim Integrated Products <F1>                           3,081
      23,000   Vitesse Semiconductor Corporation <F1>                   1,065
      65,800   Xilinx, Inc. <F1>                                        3,002
                                                                   ----------
                                                                        8,840
                                                                   ----------

               SHIPBUILDING 0.1%
      16,600   Newport News Shipbuilding, Inc.                            435
                                                                   ----------

               SOFTWARE 4.1%
     150,120   Cadence Design Systems, Inc. <F1>                        2,036
      36,700   Citrix Systems, Inc. <F1>                                1,560
     141,200   Compuware Corporation <F1>                               3,442
      54,315   Electronic Arts, Inc. <F1>                               2,760
      27,000   Legato Systems, Inc. <F1>                                1,092
     243,665   Network Associates, Inc. <F1>                            3,229
      40,200   Symantec Corporation <F1>                                  799
     138,190   Synopsys, Inc. <F1>                                      6,512
      49,600   Teradyne, Inc. <F1>                                      2,341
                                                                   ----------
                                                                       23,771
                                                                   ----------

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               TELECOMMUNICATIONS EQUIPMENT 1.4%
      57,150   Comverse Technology, Inc. <F1>                        $  3,665
      53,700   ECI Telecommunications Ltd.                              1,980
      80,400   FORE Systems, Inc. <F1>                                  2,713
                                                                   ----------
                                                                        8,358
                                                                   ----------

               TRAVEL & RECREATION 0.9%
     139,660   Royal Caribbean Cruises LTD                              5,159
                                                                   ----------

               WASTE MANAGEMENT 0.8%
     273,845   Allied Waste Industries, Inc. <F1>                       4,844
                                                                   ----------

               Total Common Stock (Cost $417,626)                     517,224
                                                                   ----------

    Number
   of Shares
(in thousands)
--------------

               SHORT-TERM INVESTMENTS 10.3%
               INVESTMENT COMPANIES 8.6%
      20,668   Financial Square Prime Obligation Fund                  20,668
      28,988   Short-Term Investments Co. Liquid Assets Portfolio      28,988
                                                                   ----------

               Total Investment Companies (Cost $49,656)               49,656
                                                                   ----------

   Principal
    Amount
(in thousands)
--------------

               VARIABLE RATE DEMAND NOTES 1.7%
     $ 5,000   Pitney Bowes                                             5,000
       5,000   Warner-Lambert Co.                                       5,000
                                                                   ----------

               Total Variable Rate Demand Notes (Cost $10,000)         10,000
                                                                   ----------

               Total Short-Term Investments (Cost $59,656)             59,656
                                                                   ----------

               Total Investments (Cost $477,282) 99.3%                576,880
                                                                   ----------

               Other Assets, less Liabilities 0.7%                      4,279
                                                                   ----------

               TOTAL NET ASSETS 100.0%                               $581,159
                                                                   ==========


               <F1> Non-income producing


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS 90.3%
               AIR TRANSPORTATION 0.3%
      17,580   SkyWest, Inc.                                            $ 457
                                                                   ----------

               BUSINESS SERVICES 15.6%
     397,815   ABR Information Services, Inc. <F1>                      6,962
      79,715   The BISYS Group, Inc.<F1>                                4,046
     131,135   F.Y.I. Incorporated <F1>                                 4,065
     163,310   International Telecommunication Data Systems, Inc.<F1>   1,847
      30,100   Lason, Inc. <F1>                                         1,191
      88,335   META Group, Inc. <F1>                                      806
      12,500   NCO Group, Inc.<F1>                                        408
     185,650   Sykes Enterprises, Inc.<F1>                              3,806
      22,315   Tetra Tech, Inc.<F1>                                       540
                                                                   ----------
                                                                       23,671
                                                                   ----------

               COMMUNICATIONS 0.3%
      17,900   True North Communications, Inc.                            483
                                                                   ----------
               COMPUTERS 1.4%
      23,110   CDW Computer Centers, Inc. <F1>                          2,068
                                                                   ----------

               CONSTRUCTION 0.6%
      32,900   Granite Construction Incorporated                          940
                                                                   ----------

               DATA PROCESSING 15.5%
     114,330   Affiliated Computer Services, Inc.<F1>                   4,373
     376,791   Axciom Corporation <F1>                                  9,514
     127,900   National Computer Systems, Inc.                          3,580
     132,075   National Data Corporation                                6,092
                                                                   ----------
                                                                       23,559
                                                                   ----------

               DRUGS 0.5%
      14,405   Barr Laboratories, Inc.<F1>                                428
      13,700   Shire Pharmaceuticals Group PLC <F1>                       296
                                                                   ----------
                                                                          724
                                                                   ----------

               ELECTRICAL EQUIPMENT 1.0%
      62,270   Amkor Technology, Inc.<F1>                                 607
       5,600   Micrel, Incorporated <F1>                                  332
      17,400   Quanta Services, Inc. <F1>                                 501
                                                                   ----------
                                                                        1,440
                                                                   ----------

               ENTERTAINMENT & LEISURE 3.3%
     179,735   American Skiing Company<F1>                                921
      78,330   Cinar Films, Inc. - Class B <F1>                         1,635
      50,700   Imax Corporation<F1>                                       960
      46,335   Steiner Leisure Ltd.<F1>                                 1,471
                                                                   ----------
                                                                        4,987
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               FINANCIAL SERVICES 2.6%
     232,610   ARM Financial Group, Inc. - Class A                    $ 3,228
      41,900   Federated Investors, Inc.                                  673
                                                                   ----------
                                                                        3,901
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES 9.9%
      30,500   Bindley Western Industries, Inc.                           942
       7,100   Express Scripts, Inc. <F1>                                 523
      19,600   IDEXX Laboratories, Inc. <F1>                              444
      23,445   IDX Systems Corporation <F1>                               381
     182,565   NCS HealthCare, Inc. <F1>                                2,373
      95,800   PAREXEL International Corporation<F1>                    2,305
      99,000   Pharmaceutical Product Development, Inc.<F1>             2,883
      99,400   Universal Health Services, Inc.                          5,150
                                                                   ----------
                                                                       15,001
                                                                   ----------

               INSURANCE 9.8%
     192,265   Amerin Corporation<F1>                                   4,506
      19,430   Arthur J. Gallagher & Co.                                  923
      18,865   CMAC Investment Corporation                                866
     252,751   Enhance Financial Services Group, Inc.                   5,229
      48,445   Financial Security Assurance Holdings Ltd.               2,767
      28,880   Terra Nova (Bermuda) Holdings Ltd.                         648
                                                                   ----------
                                                                       14,939
                                                                   ----------

               MEDICAL INSTRUMENTS 0.8%
      13,800   CONMED Corporation <F1>                                    399
       3,200   VISX, Inc. <F1>                                            412
       8,500   Xomed Surgical Products, Inc. <F1>                         354
                                                                   ----------
                                                                        1,165
                                                                   ----------

               OIL & GAS - DOMESTIC 2.6%
      15,100   Devon Energy Corporation                                   502
     281,175   Forest Oil Corporation<F1>                               2,812
      21,400   Newfield Exploration Company<F1>                           575
                                                                   ----------
                                                                        3,889
                                                                   ----------

               OIL & GAS SERVICES 1.7%
     149,415   Seitel, Inc. <F1>                                        2,596
                                                                   ----------

               POLLUTION CONTROL 0.8%
     122,310   Tetra Technologies, Inc. <F1>                            1,147
                                                                   ----------

               REAL ESTATE INVESTMENT TRUSTS (REITS) 1.8%
     125,238   Golf Trust of America, Inc.                              2,779
                                                                   ----------

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               RETAIL 9.1%
      15,100   Ames Department Stores, Inc.<F1>                         $ 528
       8,600   Casey's General Stores, Inc.                               114
      14,900   Ethan Allen Interiors, Inc.                                755
     589,552   Goody's Family Clothing, Inc. <F1>                       5,387
      80,440   The Men's Wearhouse, Inc. <F1>                           2,202
     171,640   Pier 1 Imports, Inc.                                     1,266
      44,785   Regis Corporation                                        1,148
      19,600   School Specialty, Inc.<F1>                                 370
      39,920   Stein Mart, Inc. <F1>                                      399
      19,030   Whole Foods Market, Inc.<F1>                               742
      78,600   Wolverine World Wide, Inc.                                 943
                                                                   ----------
                                                                       13,854
                                                                   ----------

               SCHOOLS 3.5%
      14,000   ITT Educational Services, Inc.<F1>`                        344
      19,900   Strayer Education, Inc.                                    689
     172,672   Sylvan Learning Systems, Inc. <F1>                       4,338
                                                                   ----------
                                                                        5,371
                                                                   ----------

               SECURITY SERVICES 2.1%
      41,305   The Wackenhut Corporation - Class A                        927
     119,575   Wackenhut Corrections Corporation<F1>                    2,220
                                                                   ----------
                                                                        3,147
                                                                   ----------

               SHIPBUILDING 0.6%
      27,795   Avondale Industries, Inc.<F1>                              856
                                                                   ----------

               SOFTWARE 4.5%
     281,455   Avant! Corporation<F1>                                   3,800
      47,255   Deltek Systems, Inc.<F1>                                   408
      12,700   Mecury Interactive Corporation<F1>                         358
     270,650   Software AG Systems, Inc.<F1>                            2,233
                                                                   ----------
                                                                        6,799
                                                                   ----------


               TELECOMMUNICATIONS EQUIPMENT 1.0%
       8,800   ADTRAN, Inc.<F1>                                           153
      42,400   Black Box Corporation<F1>                                1,452
                                                                   ----------
                                                                        1,605
                                                                   ----------

               WASTE MANAGEMENT 1.0%
      83,735   Superior Services, Inc.<F1>                              1,539
                                                                   ----------

               Total Common Stock (Cost $138,507)                    $136,917
                 ----------

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               SHORT-TERM INVESTMENTS 11.9%
               INVESTMENT COMPANIES 7.9%
       5,128   Financial Square Prime Obligation Fund                $  5,128
       6,914   Short-Term Investments Co. Liquid Assets Portfolio       6,914
                                                                   ----------

               Total Investment Companies (Cost $12,042)               12,042
                                                                   ----------


   Principal
      Amount
(in thousands)

               VARIABLE RATE DEMAND NOTES 4.0%
     $ 3,000   American Family Financial Services, Inc.                 3,000
       3,000   Warner-Lambert Co.                                       3,000
                                                                   ----------

               Total Variable Rate Demand Notes (Cost $6,000)           6,000

               Total Short-Term Investments (Cost $18,042)             18,042
                                                                   ----------

               Total Investments (Cost $156,549) 102.2%               154,959
                                                                   ----------

               Liabilities, less Other Assets (2.2)%                  (3,268)
                                                                   ----------

               TOTAL NET ASSETS 100.0%                               $151,691
                                                                   ==========


               <F1> Non-income producing


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


MICROCAP FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               COMMON STOCKS 97.7%
               AIR TRANSPORTATION 0.5%
      76,300   Indigo Aviation AB ADR<F1>                               $ 591
                                                                   ----------

               BANKING 0.3%
      32,200   Vail Banks, Inc.<F1>                                       330
                                                                   ----------

               BROADCASTING - RADIO & TELEVISION 1.0%
      68,000   Saga Communications, Inc.<F1>                            1,339
                                                                   ----------

               CHILD CARE 1.5%
     165,900   Childtime Learning Centers, Inc.<F1>                     1,908
                                                                   ----------

               COMMERCIAL SERVICES 1.1%
       5,700   Kroll-O'Gara Company<F1>                                   136
     268,100   ProSoft Development, Inc. <F1>                             721
      47,000   SteriGenics International, Inc.<F1>                        541
                                                                   ----------
                                                                        1,398
                                                                   ----------

               COMPUTER SOFTWARE & SERVICES 9.7%
     213,500   Condor Technology Solutions, Inc.<F1>                    2,162
      97,200   Data Processing Resources Corporation<F1>                1,223
      93,200   Fundtech Ltd.<F1>                                        3,214
      75,800   Javelin Systems, Inc.<F1>                                  891
       8,600   Marimba, Inc.<F1>                                          522
      70,000   New Horizons Worldwide, Inc.<F1>                         1,404
     125,000   Smith-Gardner &Associates, Inc.<F1>                      1,688
     200,100   Tier Technologies, Inc. - Class B<F1>                    1,201
                                                                   ----------
                                                                       12,305
                                                                   ----------

               CONSTRUCTION EQUIPMENT 0.7%
     112,400   CMI Corporation                                            955
                                                                   ----------

               COSMETICS & SOAP 1.3%
     221,700   French Fragrances, Inc. <F1>                             1,677
                                                                   ----------

               DISTRIBUTION 1.8%
      22,825   Insight Enterprises, Inc.<F1>                              616
     116,650   Pomeroy Computer Resources, Inc. <F1>                    1,648
                                                                   ----------
                                                                        2,264
                                                                   ----------

               DRUGS 2.3%
     127,000   D&K Healthcare Resources, Inc.<F1>                       2,937
                                                                   ----------
               ELECTRONICS 8.7%
      73,400   Aeroflex Incorporated<F1>                                1,073
     178,900   Alpha Industries, Inc.                                   6,306
      23,900   Anaren Microwave, Inc.<F1>                                 487
     143,900   Galileo Technology Ltd.<F1>                              3,310
                                                                   ----------
                                                                       11,176
                                                                   ----------

               ENTERTAINMENT & LEISURE 3.2%
     131,200   Championship Auto Racing Teams, Inc.<F1>                 4,043
                                                                   ----------

               EQUIPMENT RENTAL 1.2%
     122,100   Coinmach Laundry Corporation <F1>                        1,508
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               FINANCIAL SERVICES 4.6%
      84,100   Conning Corporation                                    $ 1,388
      56,700   Healthcare Financial Partners, Inc. <F1>                 1,914
     119,800   LINC Capital, Inc.<F1>                                     943
      93,000   MicroFinancial Incorporated                              1,657
                                                                   ----------
                                                                        5,902
                                                                   ----------

               HEALTH CARE SERVICES & SUPPLIES 6.0%
      51,100   America Service Group, Inc.<F1>                            584
      58,600   ICU Medical, Inc. <F1>                                     996
     145,800   Province Healthcare Company<F1>                          3,244
     293,800   Quadramed Corporation                                    2,846
                                                                   ----------
                                                                        7,670
                                                                   ----------
               HOME FURNISHINGS 1.8%
      52,200   American Woodmark Corporation                            2,010
      17,300   Select Comfort Corporation<F1>                             280
                                                                   ----------
                                                                        2,290
                                                                   ----------

               INSURANCE 1.5%
      36,500   American Medical Security Group, Inc.<F1>                  545
      80,400   ESG Re Ltd.                                              1,367
                                                                   ----------
                                                                        1,912
                                                                   ----------

               INTERNET PRODUCTS & SERVICES 4.7%
      86,300   GlobalNet Financial.com, Inc.                              372
      29,400   I-Tech Holdings Group, Inc.<F1>                            165
      65,500   Information Resource Engineering, Inc.<F1>               1,310
      13,000   iVillage, Inc.<F1>                                       1,027
      64,700   Mediconsult.com, Inc.<F1>                                  772
       8,600   MiningCo.com, Inc.<F1>                                     563
      34,500   Proxicom, Inc.<F1>                                         774
      10,400   Vignette Corporation <F1>                                  988
                                                                   ----------
                                                                        5,971

               MEDICAL INSTRUMENTS 1.6%
      69,800   Sabratek Corporation<F1>                                 1,139
      39,500   Ventana Medical Systems, Inc.<F1>                          963
                                                                   ----------
                                                                        2,102
                                                                   ----------

               MISCELLANEOUS 3.4%
     231,900   Access Worldwide, Inc.<F1>                               1,507
     182,300   GP Strategies Corporation<F1>                            2,803
                                                                   ----------
                                                                        4,310
                                                                   ----------

               OIL & GAS - DOMESTIC 2.7%
      61,400   Cabot Oil & Gas Corporation                              1,074
      55,300   Cross Timbers Oil Company                                  635
      25,800   HS Resources, Inc.<F1>                                     278
      38,700   Louis Dreyfus Natural Gas Corp.<F1>                        740
     159,100   Range Resources Corporation                                667
                                                                   ----------
                                                                        3,394
                                                                   ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
MICROCAP FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               OIL & GAS SERVICES 1.8%
      47,300   Cal Dive International, Inc.<F1>                      $  1,514
      45,500   Oceaneering International, Inc.<F1>                        751
                                                                   ----------
                                                                        2,265
                                                                   ----------

               PRIVATE CORRECTION FACILITIES 6.4%
     384,000   Cornell Corrections, Inc. <F1>                           7,728
      43,100   Correctional Services Corporation<F1>                      388
                                                                   ----------
                                                                        8,116
                                                                   ----------

               REAL ESTATE INVESTMENT TRUSTS (REITS) 1.2%
      92,700   Correctional Properties Trust<F1>                        1,605
                                                                   ----------

               RESEARCH & DEVELOPMENT 3.6%
      56,200   Albany Molecular Research, Inc.<F1>                      1,405
      55,300   ChiRex, Inc.<F1>                                         1,438
      98,900   Kendle International, Inc.<F1>                           1,823
                                                                   ----------
                                                                        4,666
                                                                   ----------

               RETAIL 4.8%
      93,900   A.C. Moore Arts & Crafts, Inc. <F1>                        482
      33,700   Chico's Fas, Inc.<F1>                                      845
     126,650   DM Management Company <F1>                               3,008
      36,700   The Gymboree Corporation<F1>                               381
      76,400   Noodle Kidoodle, Inc.<F1>                                  544
     238,600   Party City Corporation<F1>                                 865
                                                                   ----------
                                                                        6,125
                                                                   ----------

               SCHOOLS 6.5%
     131,500   Career Education Corporation<F1>                         4,405
     132,500   Corinthian Colleges, Inc.<F1>                            2,170
     339,300   EduTrek International, Inc.<F1>                          1,739
                                                                   ----------
                                                                        8,314
                                                                   ----------

               TELECOMMUNICATIONS 10.5%
     222,700   Ancor Communications, Incorporated<F1>                   1,336
     124,700   Hyperion Telecommunications, Inc.<F1>                    1,559
      17,300   Metro One Telecommunicatiuons, Inc.<F1>                    282
       8,600   Metromedia Fiber Network, Inc.<F1>                         725
      93,500   NorthEast Optic Network, Inc.<F1>                        1,601
     267,000   Transaction Network Services, Inc.<F1>                   7,142
      31,600   US LEC Corporation - Class A<F1>                           731
                                                                   ----------
                                                                       13,376
                                                                   ----------

               TELECOMMUNICATIONS EQUIPMENT 1.6%
      62,000   Digital Microwave Corporation<F1>                          791
      58,800   Dset Corporation<F1>                                       720
      25,800   Excel Switching Corporation<F1>                            535
                                                                   ----------
                                                                        2,046
                                                                   ----------

               VETERINARY HOSPITALS 1.7%
     167,100   Veterinary Centers of America, Inc. <F1>                 2,193
                                                                   ----------

               Total Common Stock (Cost $109,983)                    $124,688
                                                                   ----------


    Number                                                        Market Value
   of Shares                                                     (in thousands)
  ----------                                                     ---------------

               SHORT-TERM INVESTMENTS 3.0%
               INVESTMENT COMPANIES 2.0%
          29   Financial Square Prime Obligation Fund                   $  29
       2,443   Short-Term Investments Co. Liquid Assets Portfolio       2,443
                                                                   ----------

               Total Investment Companies (Cost $2,472)                 2,472
                                                                   ----------

   Principal
    Amount
(in thousands)
---------------

               VARIABLE RATE DEMAND NOTES 1.0%
      $1,300   Warner-Lambert Co.                                       1,300
                                                                   ----------

               Total Variable Rate Demand Notes (Cost $1,300)           1,300
                                                                   ----------

               Total Short-Term Investments (Cost $3,772)               3,772
                                                                   ----------

               Total Investments (Cost $113,755) 100.7%               128,460
                                                                   ----------

               Liabilities, less Other Assets (0.7)%                    (906)
                                                                   ----------

               TOTAL NET ASSETS  100.0%                              $127,554
                                                                   ==========


               <F1> Non-income producing


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)


      Number                                                                                                              Market
    of Shares                                                         Industry                                            Value
    ---------                                                         --------                                           --------

                 COMMON AND PREFERRED STOCKS 90.4%

                 AUSTRALIA 2.7%
      34,000     Broken Hill Proprietary
                   Company Limited                                    Diversified Operations                            $  385,004
       2,300     EVN AG                                               Utility                                              343,820
      31,864     National Australia Bank Ltd.                         Banks                                                621,355
                                                                                                                        ----------
                                                                                                                         1,350,179
                                                                                                                        ----------
                 AUSTRIA 1.7%
       8,287     Bank Austria AG <F1>                                 Banks                                                514,792
       3,800     VA Technologie AG                                    Engineering                                          361,867
                                                                                                                        ----------
                                                                                                                           876,659
                                                                                                                        ----------

                 BRAZIL 1.6%
       8,500     Companhia Vale do Rio Doce ADR                       Diversified Minerals                                 163,445
       3,100     Telecomunicacoes Brasileiras SA-Telebras ADR         Telecommunications                                       242
       3,100     Telecomunicacoes Brasileiras SA-Telebras ADR
                   Pfd Block                                          Telecommunications                                   282,681
      15,000     Uniao de Bancos Brasileiros (Unibanco) SA            Banks                                                372,188
                                                                                                                        ----------
                                                                                                                           818,556
                                                                                                                        ----------

                 CANADA 2.3%
      45,000     Moore Corporation Ltd.                               Business Services                                    450,000
      86,000     Methanex Corporation<F1>                             Chemicals                                            239,168
      91,000     Nexfor, Inc.                                         Building Products - Wood                             465,529
                                                                                                                        ----------
                                                                                                                         1,154,697
                                                                                                                        ----------

                 CHILE 0.2%
       4,000     Cia. de
                   Telecomunicaciones
                   de Chile SA                                        Telecommunications                                   105,750
                                                                                                                        ----------

                 CHINA 0.5%
      57,000     Shandong Huaneng Power Company Ltd. ADR              Electric Utility                                     252,938
                                                                                                                        ----------

                 COLOMBIA 0.3%
      25,000     Bancolombia SA ADR                                   Banks                                                168,750
                                                                                                                        ----------

                 CROATIA 0.9%
      30,000     Pliva d.d. 144A GDR <F2>                             Pharmaceuticals                                      465,393
                                                                                                                        ----------

                 CZECH REPUBLIC 1.4%
     166,500     The Czech Power Company <F1>                         Electric Power Company                               235,300
      96,000     Komercni Banka A.S. ADR                              Banks                                                392,774
      26,000     Skoda Plzen AS <F1>                                  Building & Construction                              102,431
                                                                                                                        ----------
                                                                                                                           730,505
                                                                                                                        ----------

                 DENMARK 1.4%
       3,500     A/S Forsikringsselskabet Codan                       Insurance                                            348,065
       5,065     Unidanmark AS                                        Banks                                                348,549
                                                                                                                        ----------
                                                                                                                           696,614
                                                                                                                        ----------

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)


      Number                                                                                                              Market
    of Shares                                                         Industry                                            Value
    ---------                                                         --------                                           --------

                 FINLAND 1.8%
      50,200     Kemira Oyj                                           Chemicals                                         $  326,664
      38,020     Merita Ltd.                                          Financial Services                                   227,291
      19,000     Orion-Yhtyma Oyj "B"                                 Drugs                                                381,970
                                                                                                                        ----------
                                                                                                                           935,925
                                                                                                                        ----------

                 FRANCE 4.3%
       5,003     Banque Nationale de Paris                            Banks                                                415,285
       4,100     Societe Elf Aquitaine SA                             Oil & Chemicals                                      637,710
      14,300     Rhone-Poulenc SA                                     Drugs                                                680,880
       9,000     Scor Assistance                                      Insurance                                            449,476
                                                                                                                        ----------
                                                                                                                         2,183,351
                                                                                                                        ----------

                 GERMANY 2.9%
      11,500     BASF AG                                              Chemicals                                            504,365
      23,000     Bilfinger & Berger Bau AG                            Building & Construction                              553,645
         850     Viag AG                                              Diversified Manufacturing                            432,600
                                                                                                                        ----------
                                                                                                                         1,490,610
                                                                                                                        ----------

                 GREAT BRITAIN 10.9%
     354,847     The BICC Group PLC                                   Wire & Cable Products                                599,983
      31,650     British Telecommunciations PLC                       Telecommunications                                   532,087
      87,000     Enterprise Oil PLC<F1>                               Oil & Gas Exploration                                622,029
      26,000     National Westminster Bank PLC                        Banks                                                626,763
      66,500     Nycomed Amersham PLC                                 Medical Products                                     548,812
     108,823     Rolls-Royce PLC <F1>                                 Aerospace & Aircraft                                 504,686
      58,000     Royal & Sun Alliance Insurance Group PLC             Insurance                                            500,612
      53,024     Scottish and Southern Energy PLC                     Electricity - Integrated                             498,221
     211,916     Storehouse PLC                                       Retail                                               494,812
     203,000     Tesco PLC                                            Retail - Food                                        603,933
                                                                                                                        ----------
                                                                                                                         5,531,938
                                                                                                                        ----------

                 HONG KONG 7.7%
   1,659,000     Giordano International Limited                       Retail - Apparel/Shoes                               770,583
      17,800     HSBC Holdings PLC                                    Banks                                                661,428
      74,000     Hutchison Whampoa Limited                            Diversified Operations                               663,570
     173,047     Jardine Matheson Holdings Ltd.                       Diversified Operations                               737,180
   2,856,000     Pacific Ports Company Ltd. <F1>                      Traffic Management                                   327,958
     142,000     Peregrine Investments Holdings Limited               Financial Services                                         -
     927,500     Swire Pacific Ltd.                                   Diversified Operations                               789,820
                                                                                                                        ----------
                                                                                                                         3,950,539
                                                                                                                        ----------

                 INDIA 0.4%
      21,000     BSES Ltd. 144A GDR <F2>                              Electric Utility                                     203,343
                                                                                                                        ----------

                 INDONESIA 0.8%
     215,000     PT Indonesian Satellite                              Telecommunications                                   414,842
                                                                                                                        ----------

                 ITALY 1.7%
      40,000     Burgo (Cartiere) SPA                                 Paper Products                                       285,684
      40,000     Societa Assicuratrice Industriale                    Insurance                                            241,244
     103,000     Telecom Italia Mobile SPA                            Telecommunications                                   345,477
                                                                                                                        ----------
                                                                                                                           872,405
                                                                                                                        ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)


      Number                                                                                                              Market
    of Shares                                                         Industry                                            Value
    ---------                                                         --------                                           --------


                 JAPAN 10.8%
      20,000     Aoyama Trading Co., Ltd.                             Retail - Apparel/Shoes                            $  556,277
      42,000     Daiichi Pharmaceutical Co., Ltd.                     Drugs                                                682,613
      49,800     Daito Trust Construction Co.                         Real Estate                                          585,760
      22,000     Daiwa House Industry Co., Ltd.                       Construction                                         262,640
     107,000     Daiwa Securities Company Limited                     Financial Services                                   654,380
      88,000     Kyudenko Co., Ltd.                                   Electrical Engineering                               535,233
     280,000     Marubeni Corporation                                 Distribution / Wholesale                             647,427
      74,600     Nichido Fire & Marine Insurance                      Insurance                                            428,107
     169,000     Nippon Fire & Marine Insurance                       Insurance                                            563,499
          10     NTT Mobile Communication Network, Inc.               Telecommunications                                   586,437
                                                                                                                        ----------
                                                                                                                         5,502,373
                                                                                                                        ----------

                 MALAYSIA 2.4%
     180,000     Malakoff Bhd                                         Agricultural Operations                              339,158
     196,000     Malayan Banking Bhd                                  Banks                                                416,758
      80,000     O.Y.L. Industries Bhd                                Air & Heating Systems                                135,579
     300,000     Road Builder (M) Holdings Bhd                        Building & Construction                              344,211
                                                                                                                        ----------
                                                                                                                         1,235,706
                                                                                                                        ----------


                 MEXICO 1.6%
      11,000     Telefonos de Mexico SA                               Telecommunications                                   833,250
                                                                                                                        ----------

                 NETHERLANDS 2.6%
       4,490     Eriks Holdings NV                                    Diversified Operations                               242,292
      32,500     European Vinyls Corporation International NV         Chemicals                                            319,807
      14,754     Koninklijke Ahrend NV                                Office & Funiture                                    287,243
      11,000     Koninklijke KPN NV                                   Telecommunications                                   459,740
                                                                                                                        ----------
                                                                                                                         1,309,082
                                                                                                                        ----------


                 NEW ZEALAND 4.4%
     361,000     Air New Zealand Limited - Class B                    Air Transportation                                   757,597
     591,000     Carter Holt Harvey Limited                           Paper Products                                       866,540
     252,000     Fletcher Challenge Energy                            Oil & Gas Exploration                                603,593
                                                                                                                        ----------
                                                                                                                         2,227,730
                                                                                                                        ----------

                 NORWAY 3.2%
      25,000     Bergesen d.y. ASA "B"                                Transportation                                       372,440
      53,000     Saga Petroleum ASA                                   Oil & Gas Exploration                                588,775
      16,700     Sparebanken NOR                                      Banks                                                319,566
      28,000     Odfjell ASA "A"                                      Marine Services                                      336,223
                                                                                                                        ----------
                                                                                                                         1,617,004
                                                                                                                        ----------

                 PHILIPPINES 1.9%
      30,000     Metropolitan Bank & Trust Company                    Banks                                                299,803
      20,000     Philippine Long Distance Telephone Company           Telecommunications                                   646,943
                                                                                                                        ----------
                                                                                                                           946,746
                                                                                                                        ----------

                 RUSSIA 1.1%
       8,500     Lukoil Holding ADR                                   Oil & Gas - International                            315,180
      54,000     Rostelecom ADR                                       Telecommunications                                   232,875
                                                                                                                        ----------
                                                                                                                           548,055
                                                                                                                        ----------


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)


      Number                                                                                                              Market
    of Shares                                                         Industry                                            Value
    ---------                                                         --------                                           --------

                 SINGAPORE 4.1%
      56,000     Asia Pulp & Paper Company Ltd. <F1>                  Paper Products                                    $  588,000
     112,000     City Developments Limited                            Real Estate                                          747,328
     101,000     United Overseas Bank Ltd.                            Banks                                                781,281
                                                                                                                        ----------
                                                                                                                         2,116,609
                                                                                                                        ----------

                 SLOVAK REPUBLIC 0.7%
      13,000     Nafta Gbely AS                                       Geological Exploration                               102,035
      30,000     Slovakofarma 144A GDR <F2>                           Health & Beauty Aids                                  90,000
      39,000     VSZ AS <F1>                                          Steel                                                142,482
                                                                                                                        ----------
                                                                                                                           334,517
                                                                                                                        ----------

                 SOUTH AFRICA 1.3%
       6,016     AngloGold Limited                                    Mining                                               281,854
     124,000     Standard Bank Investment Corporation Limited         Banks                                                375,788
                                                                                                                        ----------
                                                                                                                           657,642
                                                                                                                        ----------

                 SPAIN 3.8%
      20,000     Catalana Occidente                                   Insurance                                            451,804
      17,000     Construcciones y Auxiliar de Ferrocarriles SA        Manufacturing - Misc.                                467,675
      38,000     Iberdrola SA                                         Electricity - Distribution                           532,748
      30,000     Repsol SA                                            Oil & Gas - International                            488,837
                                                                                                                        ----------
                                                                                                                         1,941,064
                                                                                                                        ----------

                 SWEDEN 4.4%
      56,000     ABB AB "B"                                           Rail Transit Systems                                 782,309
      27,300     AssiDoman AB                                         Paper & Related Products                             564,760
      12,613     AstraZeneca Group PLC                                Drugs                                                493,344
      27,000     Getinge Industrier AB "B"                            Medical Instruments                                  420,521
                                                                                                                        ----------
                                                                                                                         2,260,934
                                                                                                                        ----------

                 SWITZERLAND 2.7%
       1,000     Forbo Holding AG                                     Building Products                                    417,077
         398     Holderbank                                           Building Products                                    480,737
       1,400     UBS AG                                               Building Products                                    476,322
                                                                                                                        ----------
                                                                                                                         1,374,136
                                                                                                                        ----------

                 THAILAND 1.9%
     355,000     Thai Farmers Bank Public Company Limited             Banks                                                985,181
                                                                                                                        ----------

                 Total Common and Preferred Stocks (Cost $48,076,067)                                                   46,093,023
                                                                                                                        ----------

                 SHORT-TERM INVESTMENTS 7.3%
                 INVESTMENT COMPANIES 4.4%
     121,000     Korea Fund, Inc.                                                                                        1,512,500
          63     Thailand International Fund                                                                               708,750


                 Total Investment Companies (Cost $2,041,075)                                                            2,221,250



                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
     Amount                                                           Value
 -------------                                                    ------------

                 VARIABLE RATE DEMAND NOTES 2.9%
  $1,506,801     Chase U.S.                                       $ 1,506,801
                                                                   ----------

                 Total Variable Rate Demand Notes (Cost $1,506,801) 1,506,801
                                                                   ----------

                 Total Short-Term Investments (Cost $3,547,876)     3,728,051
                                                                   ----------

                 Total Investments (Cost $51,623,943) 97.7%        49,821,074
                                                                   ----------

                 Other Assets, less Liabilities 2.3%                1,178,896
                                                                   ----------

                 TOTAL NET ASSETS 100%                            $50,999,970
                                                                   ==========

        <F1> Non-income producing

        <F2> Restricted Security

                     See notes to the financial statements.

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                           THE REINTRODUCTION TO RISK
--------------------------------------------------------------------------------

The bond market experienced continued volatility on its journey through the first half of our fiscal year. Treasury yields rose sharply while yield spreads on non-Treasury sectors narrowed significantly. These two dominant themes of the last six months reversed much of the activity of the prior six months, a period during which Treasury yields fell sharply and yield spreads in non-Treasury sectors increased significantly.

YIELDS
After falling over 140 basis points from 4/30/98 to 10/31/98, Treasury yields reversed their course and rose nearly 100 basis points from 10/31/98 to 4/30/99 (see yield curve graph below).



      MATURITY            4/30/98             10/31/98            4/30/99
      (YEARS)            YIELD (%)           YIELD (%)           YIELD (%)
      --------           ---------           ---------            --------
         1                  5.38                4.18                4.77
         2                  5.57                4.11                5.06
         3                  5.62                4.25                5.18
         5                  5.64                4.23                5.21
         7                  5.72                4.46                5.42
         10                 5.67                4.60                5.34
         20                 6.03                5.30                5.93
         30                 5.95                5.15                5.66


The decline in Treasury yields in 1998 occurred mostly in the summer and early fall as investors sought a safe haven from falling stock prices. The dramatic recovery of the equity markets during the last two months of 1998 calmed investors' fears and Treasury yields rebounded accordingly. Furthermore, evidence of continuing strength of the economy in 1999 raised inflationary concerns, putting upward pressure on yields in the first part of 1999. As a result, Treasury yields have rebounded substantially since the end of October and, at the end of April, stand remarkably close to where they stood a year earlier.

SPREADS

After doubling from 4/30/98 to 10/31/98, yield spreads on investment grade corporate bonds have narrowed significantly from 10/31/98 to 4/30/99 (see yield spread graph below).

------------------------------------------------
             CREDIT SPREADS 4/30/98
------------------------------------------------
           AAA       AA         A        BBB
          -----     -----     -----     -----
    1      .20%      .28%      .31%      .44%
    2      .25%      .31%      .35%      .51%
    3      .31%      .33%      .35%      .52%
    5      .30%      .31%      .36%      .59%
   10      .31%      .32%      .43%      .79%
   30      .44%      .57%      .68%     1.00%
------------------------------------------------


------------------------------------------------
            CREDIT SPREADS 10/31/98
------------------------------------------------
           AAA       AA         A        BBB
          -----     -----     -----     -----
    1      .43%      .45%      .70%     1.16%
    2      .49%      .51%      .75%     1.27%
    3      .48%      .50%      .74%     1.21%
    5      .46%      .48%      .81%     1.34%
   10      .64%      .67%      .89%     1.51%
   30      .92%      .98%     1.27%     1.91%
------------------------------------------------


------------------------------------------------
             CREDIT SPREADS 4/30/99
------------------------------------------------
           AAA       AA         A        BBB
          -----     -----     -----     -----
    1      .38%      .40%      .51%      .68%
    2      .37%      .42%      .53%      .81%
    3      .41%      .45%      .57%      .88%
    5      .56%      .58%      .76%     1.09%
   10      .59%      .63%      .86%     1.22%
   30      .80%      .89%     1.10%     1.46%
------------------------------------------------

                                                            (LOGO) FIRSTAR FUNDS


As the stock market faltered last year over concerns about weakening corporate earnings, yield spreads in the corporate bond market widened in sympathy. The widening of spreads crippled a few large hedge funds and paralyzed the bond market, which was saturated at the time with an overhang of new issues. The resulting illiquidity precipitated a dramatic widening of spreads in all non-Treasury sectors. The bail-out of the Long-Term Capital Management hedge fund and the recovery of the stock market late last year brought liquidity back to the bond market and yield spreads began to contract. Favorable corporate earnings reports for 4th quarter 1998 and 1st quarter 1999 boosted confidence in the corporate bond market, causing spreads to narrow steadily through April 30, 1999.

PERFORMANCE
While the rise in yields has limited the nominal returns of the Firstar Bond Funds over the last six months, changes in the market have boosted the Funds' performance relative to their benchmarks in the first half of our fiscal year. Late last year while yield spreads were still near their widest margins, we added selectively to our holdings in the banking, brokerage and finance sectors of the corporate bond market. We have also been increasing our allocation to the mortgage-backed sector thus far in 1999. These sectors have performed well, giving our Funds favorable performance relative to their benchmarks. The table below shows the total returns of each of the Firstar bond funds relative to the average of the universe of similar funds as determined by Lipper Analytical Services for the four months of 1999, and over the last one-year, three-year and five-year time periods.

                             TOTAL RETURN ANALYSIS
                           INSTITUTIONAL SHAREOWNERS
                             PERIODS ENDED 4/30/99

-------------------------------------------------------------------------------------------------------------------------------
        SINCE
                                                          YTD           1 YEAR        3 YEARS        5 YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------------------------------
FIRSTAR SHORT-TERM BOND MARKET FUND                      1.37%          5.86%          6.26%          6.35%          6.96%
Fund's % Ranking inLipper Universe                        30%            14%            23%            15%            N/A
Fund's Rank in Lipper Universe                         33 of 110      15 of 110       19 of 85       9 of 60          N/A

Lipper Short Investment
Grade Debt Category Average Return                       1.32%          5.15%          6.12%          5.94%           N/A
-------------------------------------------------------------------------------------------------------------------------------
FIRSTAR INTERMEDIATE BOND MARKET FUND                    0.53%          6.28%          7.01%          7.04%          6.47%
Fund's % Ranking inLipper Universe                        48%             6%             6%             6%            N/A
Fund's Rank in Lipper Universe                         50 of 105       6 of 100       4 of 77        3 of 53          N/A

Lipper Short-Intermediate Investment
Grade Debt Category Average Return                       0.53%          5.23%          6.25%          6.23%           N/A
-------------------------------------------------------------------------------------------------------------------------------
FIRSTAR BOND IMMDEX FUND                                (0.57)%         6.43%          8.06%          8.06%          8.48%
Fund's % Ranking inLipper Universe                        70%            12%            13%            11%            N/A
Fund's Rank in Lipper Universe                         193 of 279     30 of 256      22 of 180      12 of 119         N/A

Lipper Intermediate Investment
Grade Debt Category Average Return                      (0.21)%         5.15%          7.21%          7.15%           N/A
-------------------------------------------------------------------------------------------------------------------------------
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND                1.04%          5.52%          5.44%          5.43%          5.02%
Fund's % Ranking inLipper Universe                        22%             8%             8%             6%            N/A
Fund's Rank in Lipper Universe                          8 of 38        3 of 38        2 of 28        1 of 18          N/A
Lipper Short-Intermediate Municipal
Debt Category Average Return                             0.91%          4.93%          4.74%          4.87%           N/A
-------------------------------------------------------------------------------------------------------------------------------


Currently, all tax-exempt issues purchased for the funds are not subject to Alternative Minimum Tax.
Lipper, Inc. compiles performance data for a universe of mutual funds independently selected by Lipper. Lipper rankings are grade debt category returns for the corresponding periods. Since inception time periods are not available.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RETURNS. Performance reflects fee waivers in effect. Without fee waivers, performance would be reduced. Returns shown above include the reinvestment of all dividends and capital gains. An investment in Firstar Funds involves investment risks, including the possible loss of principal. An investor's shares, when redeemed, may be worth more or less than their original shares.

OUTLOOK
As we look ahead, we see good value in the bond market. We believe inflation, although showing some signs of increasing at the margin, will remain in the 1-2% range. With nominal Treasury yields over 5%, real yields (nominal yields less inflation) still stand in excess of 3% and remain quite high by historical standards. We also believe that our risk-controlled, structured fixed income management approach will prove its value by delivering consistent, predictable performance through the most turbulent of times. We greatly appreciate your continued confidence in Firstar Funds and remain committed to staying the course of our investment discipline in order to help you achieve your investment objectives and financial goals.

MARY ELLEN STANEK, CFA             DANIEL A. TRANCHITA, CFA
SHARON deGUZMAN                    WARREN D. PIERSON, CFA
Portfolio Managers - Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                          SHORT-TERM BOND MARKET FUND
--------------------------------------------------------------------------------

FIRSTAR SHORT-TERM BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with short to intermediate remaining maturities.

This Fund's maturity mix gives the portfolio an overall AVERAGE MATURITY OF 2.4 YEARS, and a DURATION OF 1.7 YEARS. Since the Firstar Short-Term Bond Market Fund's duration is just under 2 years, the Fund is the shortest of all the Firstar taxable bond funds and has historically displayed the least downward price movement when interest rates increase, but exhibited the least upward price movement when interest rates decrease. While the Fund's duration is the single most significant determinant of its return, the Fund's sector allocation is also important.

In the fall of 1998, yield spreads on corporate bonds, asset-backed and mortgage-backed securities expanded to historically wide levels. Since that time, we selectively increased the Fund's exposure to these sectors. During 1999, spreads have tightened from these historically wide levels. With the spreads contracting, these sectors have contributed positively to the performance of the Fund over the past six months.

CORPORATE BONDS
The Fund's careful, research-intensive process of selecting investment-grade corporate issues, asset-backed securities and mortgages, gives the Fund a high-quality focus. As of April 30, 1999, the Fund had 67% invested in securities rated Aaa or higher. Currently the Fund's exposure to the corporate sector represents 24%. Sectors of the corporate market that we continue to favor include finance, banking and brokerage.

ASSET-BACKED SECURITIES
All asset-backed securities in the Fund are rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. The Fund currently has 27% invested in the asset-backed sector. Asset-backed sectors that we continue to favor are credit cards, home equity loans and manufactured housing loans.

MORTGAGE-BACKED SECURITIES
In general, we purchase only the highest rated (Aaa and Agency) collateralized mortgage obligations (CMOs). We utilize shorter duration CMO structures with more predictable "cash flow" characteristics. This restrained use of mortgage instruments is a by-product of our requirement to precisely measure the duration of the portfolio and ensure we "match" the duration of the benchmark index at all times. The Short-Term Bond Market Fund currently invests 15% in mortgages.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same disciplined management approach. During the past 9+ years, the financial markets have become more volatile. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Short-Term Bond Market Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President and Chief Executive Officer of Firstar Investment Research &Management Company, LLC (FIRMCO) and SHARON DEGUZMAN, Assistant Vice President and Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Sharon since March 1, 1999. Mary Ellen has 21 years of investment management experience and was named a Director of FIRMCO in 1992 and President in 1994. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Sharon has been with FIRMCO since 1994 and has eight years of investment experience. She received her BAfrom Eastern Illinois University in 1988. Mary Ellen is a Chartered Financial Analyst.

(photo)                            (photo)
MARY ELLEN STANEK, CFA             SHARON deGUZMAN

                                                            (LOGO) FIRSTAR FUNDS

           FIRSTAR SHORT-TERM
           BOND MARKET FUND -
             INSTITUTIONAL
           ------------------
12/29/89        $10,000
10/90           $10,464
10/91           $11,865
10/92           $12,966
10/93           $13,833
10/94           $14,035
10/95           $15,290
10/96           $16,177
10/97           $17,223
10/98           $18,402
4/99            $18,747
This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Per form ance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                  FOR PERIODS ENDED APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Fiscal
                                                            Year-To-Date   1 Year      3 Years      5Years         Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             <C.
FIRSTAR SHORT-TERM BOND MARKET FUND - INSTITUTIONAL             1.9          5.9         6.3          6.4           7.0 (12/29/89)
FIRSTAR SHORT-TERM BOND MARKET FUND - A - NO LOAD               1.7          5.5         6.0          6.1           6.8 (12/29/89)
FIRSTAR SHORT-TERM BOND MARKET FUND - A - LOAD<F2>            (2.1)          1.5         4.6          5.3           6.4 (12/29/89)
FIRSTAR SHORT-TERM BOND MARKET FUND - B - NO LOAD                 -            -           -            -         1.1 (3/1/99)<F1>
FIRSTAR SHORT-TERM BOND MARKET FUND - B - LOAD<F3>                -            -           -            -        (3.9)(3/1/99)<F1>
LEHMAN BROTHERS 1-3 YEAR GOV'T./CORP. BOND INDEX<F4>            1.4          5.9         6.5          6.4           6.9 (12/29/89)
-----------------------------------------------------------------------------------------------------------------------------------


A = Series A (retail class)
B = Series B (retail class)
<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 3.75%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum outstanding par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 3.75% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return and yield would be reduced.

SECTOR DISTRIBUTION
4/30/99
------------------------------------
U.S. TREASURY                   25%
------------------------------------
U.S. GOVERNMENT AGENCY           0%
------------------------------------
MORTGAGE-BACKED<F1>             15%
------------------------------------
FINANCE, BANKING, BROKERAGE     21%
------------------------------------
INDUSTRIAL                       1%
------------------------------------
UTILITY                          2%
------------------------------------
INTERNATIONAL/YANKEE             7%
------------------------------------
ASSET-BACKED                    27%
------------------------------------
CASH AND OTHER                   1%
------------------------------------
TAXABLE MUNICIPAL                1%
------------------------------------
TOTAL                          100%
------------------------------------

PORTFOLIO COMPOSITION
4/30/99
------------------------------------
AVERAGE MATURITY          2.4 YEARS
------------------------------------
AVERAGE DURATION          1.7 YEARS
------------------------------------
<F1> incl. U.S. Govt. Agency-Backed

QUALITY DISTRIBUTION
4/30/99
------------------------------------
U.S. TREASURY                   25%
------------------------------------
U.S. GOVERNMENT AGENCY           5%
------------------------------------
Aaa                             37%
------------------------------------
Aa                               2%
------------------------------------
A                               16%
------------------------------------
Baa                             15%
------------------------------------
Ba                               0%
------------------------------------
TOTAL                          100%
------------------------------------

SEC30-DAY YIELD
------------------------------------
INSTITUTIONAL                 5.28%
------------------------------------
A - NO LOAD                   5.03%
------------------------------------
A - LOAD                      4.84%
------------------------------------
B - NO LOAD/LOAD              4.12%
------------------------------------

TOTAL FUND NET ASSETS
4/30/99
------------------------------------
$206,011,479
------------------------------------
--------------------------------------------------------------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                         INTERMEDIATE BOND MARKET FUND
--------------------------------------------------------------------------------

FIRSTAR INTERMEDIATE BOND MARKET FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Intermediate
Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with long remaining maturities (10 years or longer) in addition to shorter bonds and notes.

This Fund's maturity mix gives the portfolio an overall AVERAGE MATURITY OF 5.1 YEARS, and a DURATION OF 3.4 YEARS. Firstar Intermediate Bond Fund's duration is between the durations of the other Firstar taxable bond funds. If interest rates rise, this Fund will display more downward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund. But, when interest rates fall, this Fund will exhibit more upward price movement than the Short-Term Bond Market Fund and less than the Bond IMMDEX/TM Fund.

In the fall of 1998, yield spreads on corporate bonds, asset-backed and mortgage-backed securities expanded to historically wide levels. Since that time, we selectively increased the Fund's exposure to these sectors. During 1999, spreads have tightened from these historically wide levels. With the spreads contracting, these sectors have contributed positively to the performance of the Fund over the past six months.

CORPORATE BONDS
The Fund's careful, research-intensive process of selecting investment-grade corporate issues, asset-backed securities and mortgages, gives the Fund a high-quality focus. Currently the Fund's exposure to the corporate sector represents 40%. Sectors of the corporate market that we continue to favor include finance, banking and brokerage.

ASSET-BACKED SECURITIES
All asset-backed securities in the Fund are rated Aaa/AAA by Moody's or Standard & Poor's. They represent the highest credit quality of non-U.S. Government investments available. The Fund currently has 11% invested in the asset-backed sector. Asset-backed sectors that we continue to favor are credit cards, home equity loans and manufactured housing loans.

MORTGAGE-BACKED SECURITIES
In general, we purchase only the highest rated (Aaa and Agency) collateralized mortgage obligations (CMOs). We utilize shorter duration CMO structures with more predictable "cash flow" characteristics. This restrained use of mortgage instruments is a by-product of our requirement to precisely measure the duration of the portfolio and ensure we "match" the duration of the benchmark index at all times. The Intermediate Bond Market Fund currently invests 8% in mortgages.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same disciplined management approach. During the past 6+ years, the financial markets have become more volatile. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Intermediate's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President and Chief Executive Officer of Firstar Investment Research &Management Company, LLC (FIRMCO) and WARREN D. PIERSON, CFA, Senior Vice President and Senior Portfolio Manager, co-manage the Fund, Mary Ellen since its inception on January 5, 1993 and Warren since March 1, 1999. Mary Ellen has 21 years of investment management experience and was named a Director of FIRMCO in 1992 and President in 1994. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Warren has been with Firstar since 1985 and has 14 years of investment management experience. He received his BA from Lawrence University in 1984. Mary Ellen and Warren are both Chartered Financial Analysts.

(photo)                            (photo)
MARY ELLEN STANEK, CFA             WARREN D. PIERSON, CFA

                                                            (LOGO) FIRSTAR FUNDS

             FIRSTAR
          INTERMEDIATE
       BOND MARKET FUND -
          INSTITUTIONAL
       ------------------
1/5/93       $10,000
10/93        $10,858
10/94        $10,670
10/95        $11,978
10/96        $12,669
10/97        $13,602
10/98        $14,665
4/99         $14,861
This chart assumes an initial investment of $10,000 made on 1/5/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                  FOR PERIODS ENDED APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Fiscal
                                                            Year-To-Date   1 Year      3 Years      5Years         Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             <C.
FIRSTAR INTERMEDIATE BOND MARKET FUND  - INSTITUTIONAL          1.3          6.3         7.0          7.0             6.5 (1/5/93)
FIRSTAR INTERMEDIATE BOND MARKET FUND - A - NO LOAD             1.2          6.0         6.8          6.8             6.3 (1/5/93)
FIRSTAR INTERMEDIATE BOND MARKET FUND - A - LOAD<F2>          (2.6)          2.1         5.4          6.0             5.7 (1/5/93)
FIRSTAR INTERMEDIATE BOND MARKET FUND - B - NO LOAD               -            -           -            -         1.0 (3/1/99)<F1>
FIRSTAR INTERMEDIATE BOND MARKET FUND - B - LOAD<F3>              -            -           -            -       (4.0) (3/1/99)<F1>
LEHMAN BROTHERS INTERMEDIATE GOV'T./CORP. BOND INDEX<F4>        0.5          6.4         7.2          7.2             6.6 (1/5/93)


A = Series A (retail class)
B = Series B (retail class)
<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 3.75%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following critieria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 3.75% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return and yield would be reduced.

SECTOR DISTRIBUTION
4/30/99
------------------------------------
U.S. TREASURY                   26%
------------------------------------
U.S. GOVERNMENT AGENCY           0%
------------------------------------
MORTGAGE-BACKED<F1>              8%
------------------------------------
FINANCE, BANKING, BROKERAGE     30%
------------------------------------
INDUSTRIAL                      10%
------------------------------------
UTILITY                          0%
------------------------------------
INTERNATIONAL/YANKEE             9%
------------------------------------
ASSET-BACKED                    11%
------------------------------------
CASH                             6%
------------------------------------
TOTAL                          100%
------------------------------------

PORTFOLIO COMPOSITION 4/30/99
------------------------------------
AVERAGE MATURITY          5.1 YEARS
------------------------------------
AVERAGE DURATION          3.4 YEARS
------------------------------------
<F1> incl. U.S. Gov't. Agency-Backed

QUALITY DISTRIBUTION
4/30/99
------------------------------------
U.S. TREASURY                   26%
------------------------------------
U.S. GOVERNMENT AGENCY           4%
------------------------------------
Aaa                             21%
------------------------------------
Aa                              10%
------------------------------------
A                               25%
------------------------------------
Baa                             14%
------------------------------------
Ba                               0%
------------------------------------
TOTAL                          100%
------------------------------------

SEC30-DAY YIELD
------------------------------------
INSTITUTIONAL                 5.53%
------------------------------------
A - NO LOAD                   5.27%
------------------------------------
A - LOAD                      5.08%
------------------------------------
B - NO LOAD/LOAD              4.29%
------------------------------------

TOTAL FUND NET ASSETS
4/30/99
------------------------------------
$319,359,123
------------------------------------

                                                            (LOGO) FIRSTAR FUNDS
--------------------------------------------------------------------------------
                       TAX-EXEMPT INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND seeks to provide current income exempt from federal taxes and emphasizes total return with relatively low volatility of principal. In order to achieve its objective, the Fund may invest in securities with long remaining maturities (10 years or longer) in addition to shorter bonds and notes. Currently the Fund does not purchase any issues which are subject to the alternative minimum tax.

This Fund's maturity mix gives the portfolio an overall AVERAGE MATURITY OF 4.8 YEARS, and a DURATION OF 3.9 YEARS. Because Tax-Exempt Intermediate Bond Fund's duration is approximately four years, its NAV will be less price sensitive to changes in interest rates than the typical municipal debt fund which, according to Lipper Analytical Services, has an average duration of 7.3 years. The intermediate average maturity and duration of this Fund has protected the Fund from the rise in interest rates over the last six months. While the Fund's duration is the single most significant determinant of its return, the Fund's sector allocation is also important.

PREREFUNDED MUNICIPAL FUNDS
Prerefunded municipal bonds are municipal bonds that hold U.S. Treasury issues in an escrow account, assuring the timely repayment of interest and principal. As of April 30, 1999, OVER 69% OF THE FUND'S HOLDINGS WERE INVESTED IN PREREFUNDED MUNICIPAL BONDS, RESULTING IN AN AVERAGE CREDIT QUALITY RATING OF AAA FOR THE FUND. With credit spreads in the municipal bond market remaining tight, we believe the Fund's focus on superior quality issues will help minimize the effects of any widening of credit spreads and will protect the Fund from any general deterioration of credit quality in the municipal bond market.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Tax-Exempt Intermediate Bond Fund's inception on 2/8/93, we have adhered to the same disciplined management approach. The past 6+ years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareholders.

(photo)
WARREN D. PIERSON, CFA

PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
WARREN D. PIERSON, CFA, Vice President and Senior Portfolio Manager of Firstar Investment Research &Management Company, LLC (FIRMCO) has managed the Fund since June 22, 1993. Warren has been with Firstar since 1985 and has 14 years of investment management experience. He received his BA from Lawrence University in 1984. Warren is a Chartered Financial Analyst.

                                                            (LOGO) FIRSTAR FUNDS

       FIRSTAR TAX-EXEMPT
          INTERMEDIATE
          BOND FUND -
         INSTITUTIONAL
       ------------------
2/8/93       $10,000
10/93        $10,536
10/94        $10,459
10/95        $11,440
10/96        $11,900
10/97        $12,609
10/98        $13,351
4/99         $13,561


This chart assumes an initial investment of $10,000 made on 2/8/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                  FOR PERIODS ENDED APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Fiscal
                                                            Year-To-Date   1 Year      3 Years      5Years         Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             <C.
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND - INSTITUTIONAL       1.6          5.5         5.4          5.4             5.0 (2/8/93)
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND - A - NO LOAD         1.5          5.3         5.2          5.2             4.8 (2/8/93)
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND - A - LOAD<F2>      (2.4)          1.3         3.8          4.4             4.2 (2/8/93)
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND - B - NO LOAD           -            -           -            -         0.0 (3/1/99)<F1>
FIRSTAR TAX-EXEMPT INTERMEDIATE BOND FUND - B - LOAD<F3>          -            -           -            -       (5.0) (3/1/99)<F1>
LEHMAN BROTHERS 5 YEAR GENERAL OBLIGATION BOND INDEX<F4>        1.9          6.5         6.1          6.1             5.7 (2/8/93)


A = Series A (retail class)
B = Series B (retail class)
<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 3.75%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 3.75% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return and yield would be reduced.

SECTOR DISTRIBUTION
4/30/99
------------------------------------
GENERAL OBLIGATIONS              7%
------------------------------------
ESCROWED/PREREFUNDED            69%
------------------------------------
INSURED                         16%
------------------------------------
REVENUE                          3%
------------------------------------
CASH AND OTHER                   5%
------------------------------------
TOTAL                          100%
------------------------------------

QUALITY DISTRIBUTION
4/30/99
------------------------------------
Aaa                             90%
------------------------------------
Aa                              10%
------------------------------------
TOTAL                          100%
------------------------------------

PORTFOLIO COMPOSITION
4/30/99
------------------------------------
AVERAGE MATURITY          4.8 YEARS
------------------------------------
AVERAGE DURATION          3.9 YEARS
------------------------------------

SEC 30-DAY YIELD
------------------------------------
INSTITUTIONAL                 3.47%
------------------------------------
A - NO LOAD                   3.22%
------------------------------------
A - LOAD                      3.09%
------------------------------------
B - NO LOAD/LOAD              2.47%
------------------------------------

TOTAL FUND NET ASSETS 4/30/99
------------------------------------
$100,801,547
------------------------------------

                                                            (LOGO) FIRSTAR FUNDS

--------------------------------------------------------------------------------
                              BOND IMMDEX/TM FUND
--------------------------------------------------------------------------------

FIRSTAR BOND IMMDEX/TM FUND seeks to provide an annual rate of total return comparable to that of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. In order to achieve its objective, the Fund may invest in securities with very long remaining maturities (30 years or longer) in addition to shorter bonds and notes.

INTEREST RATE RISK
This Fund's maturity mix gives the portfolio an overall AVERAGE MATURITY OF 10.7 YEARS, and a DURATION OF 5.5 YEARS. Since the Bond IMMDEX/TM Fund's duration is just over five years, it is the longest of all the Firstar taxable bond funds and will display the greatest downward price movement when interest rates increase, but will exhibit the greatest upward price movement when interest rates decrease. While the Fund's duration is the single most significant determinant of its return, the Fund's allocation to the following sectors is also important.

In the fall of 1998, yield spreads on corporate bonds, asset-backed and mortgage-backed securities expanded to historically wide levels. Since that time, we selectively increased the Fund's exposure to these sectors. During 1999, spreads have tightened from these historically wide levels. With the spreads contracting, these sectors have contributed positively to the performance of the Fund over the past six months.

CORPORATE BONDS
The Fund's careful, research-intensive process of selecting investment-grade corporate issues and mortgage securities, gives the Fund a high-quality focus. Currently the Fund's exposure to the corporate sector represents 40%. Sectors of the corporate market that we contine to favor include finance, banking and brokerage.

MORTGAGE-BACKED SECURITIES
In general, we purchase only the highest rated (Aaa and Agency) collateralized mortgage obligations (CMOs). We utilize shorter duration CMO structures with more predictable "cash flow" characteristics. This restrained use of mortgage instruments is a by-product of our requirement to precisely measure the duration of the portfolio and ensure we "match" the duration of the benchmark index at all times. The Bond IMMDEX/TM Fund currently invests 8% in mortgages.

CONSISTENCY IS THE HALLMARK OF OUR APPROACH
Since Firstar Bond IMMDEX/TM Fund's inception on 12/29/89, we have adhered to the same disciplined management approach. During the past 9+ years, the financial markets have become more volatile. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Firstar Bond IMMDEX/TM Fund's returns have been comparable to the benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future. We look forward to continuing to serve you as Firstar Fund shareowners.
PORTFOLIO MANAGER PROFILE
--------------------------------------------------------------------------------
MARY ELLEN STANEK, CFA, President and Chief Executive Officer of Firstar Investment Research &Management Company, LLC (FIRMCO) and DANIEL A. TRANCHITA, CFA, Senior Vice President and Senior Portfolio Manager co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since March 1, 1999. Mary Ellen has 21 years of investment management experience and was named a Director of FIRMCO in 1992 and President in 1994. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has 10 years of investment management experience. Dan received his BA in 1987 and his MBA in 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.

(PHOTO)                            (PHOTO)
MARY ELLEN STANEK, CFA             DANIEL A. TRANCHITA, CFA

                                                            (LOGO) FIRSTAR FUNDS

          FIRSTAR BOND
        IMMDEX/TM FUND -
         INSTITUTIONAL
        ---------------
12/29/99     $10,000
10/90        $10,421
10/91        $12,105
10/92        $13,376
10/93        $15,154
10/94        $14,565
10/95        $16,934
10/96        $17,840
10/97        $21,256
10/98        $21,381
4/99         $21,381


This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Performance shown is for Institutional shares, which have lower fees and expenses than Series A or Series B shares. If these fees and expenses were reflected in the chart above, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL RATE OF RETURN (%)
                                                  FOR PERIODS ENDED APRIL 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Fiscal
                                                            Year-To-Date   1 Year      3 Years      5Years         Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             <C.
FIRSTAR BOND IMMDEX/TM FUND - INSTITUTIONAL                     0.6          6.4         8.1          8.1           8.5 (12/29/89)
FIRSTAR BOND IMMDEX/TM FUND - A - NO LOAD                       0.5          6.2         7.8          7.8           8.4 (12/29/89)
FIRSTAR BOND IMMDEX/TM FUND - A - LOAD<F2>                    (3.3)          2.2         6.4          7.0           7.9 (12/29/89)
FIRSTAR BOND IMMDEX/TM FUND - B - NO LOAD                         -            -           -            -         0.9 (3/1/99)<F1>
FIRSTAR BOND IMMDEX/TM FUND - B - LOAD<F3>                        -            -           -            -       (4.1) (3/1/99)<F1>
LEHMAN BROTHERS GOV'T/CORP. BOND INDEX<F4>                    (0.1)          6.3         8.1          8.0           8.4 (12/29/89)


A = Series A (retail class)
B = Series B (retail class)
<F1> Series B performance for the period March 1, 1999 to April 30, 1999 is not annualized.
<F2> Reflects maximum sales charge of 3.75%.
<F3> Reflects maximum deferred sales charge of 5.00%.
<F4> The Lehman Brothers Gov't/Corp. Bond is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business January 9, 1995, Firstar Funds began to offer Series A shares. Effective at the close of business on February 28, 1999, Firstar Funds began to offer Series B shares. Series A shares have a 3.75% maximum sales load and are subject to an annual 0.25% service organization fee. Series A performance prior to January 10, 1995, does not reflect the service organization fees. Series B shares have a 5.00% maximum deferred sales charge and are subject to an annual 0.25% service organization fee and an annual 0.75% 12b-1 fee. Performance for all share classes reflects fee waivers in effect. In the absence of fee waivers, total return and yield would be reduced.

SECTOR DISTRIBUTION
4/30/99
------------------------------------
U.S. TREASURY                   34%
------------------------------------
U.S. GOVERNMENT AGENCY           0%
------------------------------------
MORTGAGE-BACKED<F1>              8%
------------------------------------
FINANCE, BANKING, BROKERAGE     21%
------------------------------------
INDUSTRIAL                      15%
------------------------------------
UTILITY                          4%
------------------------------------
INTERNATIONAL/YANKEE            13%
------------------------------------
ASSET-BACKED                     3%
------------------------------------
CASH                             2%
------------------------------------
TOTAL                          100%
------------------------------------

PORTFOLIO DISTRIBUTION 4/30/99
------------------------------------
AVERAGE MATURITY         10.7 YEARS
------------------------------------
AVERAGE DURATION          5.5 YEARS
------------------------------------
<F1> incl. U.S. Gov't. Agency-Backed


QUALITY DISTRIBUTION
4/30/99
------------------------------------
U.S. TREASURY                   34%
------------------------------------
U.S. GOVERNMENT AGENCY           7%
------------------------------------
Aaa                              7%
------------------------------------
Aa                               8%
------------------------------------
A                               23%
------------------------------------
Baa                             21%
------------------------------------
Ba                               0%
------------------------------------
TOTAL                          100%
------------------------------------

SEC 30-DAY YIELD
------------------------------------
INSTITUTIONAL                 5.88%
------------------------------------
A - NO LOAD                   5.63%
------------------------------------
A - LOAD                      5.42%
------------------------------------
B - NO LOAD/LOAD              4.98%
------------------------------------

TOTAL FUND NET ASSETS
4/30/99
------------------------------------
$508,120,145
------------------------------------

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1999                                                        SHORT-TERM    INTERMEDIATE    TAX-EXEMPT        BOND
(UNAUDITED)                                                          BOND MARKET    BOND MARKET    INTERMEDIATE    IMMDEX/TM
                                                                         FUND           FUND        BOND FUND         FUND
                                                                      ----------     ----------     ----------     ----------

ASSETS:
  Investments, at value (cost $207,774, $317,475,
     $97,164 and $482,334, respectively)                                $208,006       $319,592       $ 98,944       $503,226
  Interest receivable                                                      2,529          4,835          1,789          9,106
  Capital shares sold                                                        421            350            155          1,005
  Receivable for securities sold                                               -              -              -              -
  Other Assets                                                                24             29             34             31
                                                                      ----------     ----------     ----------     ----------

     Total Assets                                                        210,980        324,806        100,922        513,368
                                                                      ----------     ----------     ----------     ----------

LIABILITIES:
  Payable for securities purchased                                         1,571          5,028              -          4,516
  Capital shares redeemed                                                  3,218            188             38            429
  Payable to affiliates                                                      136            190             66            269
  Accrued expenses and other liabilities                                      44             41             16             34
                                                                      ----------     ----------     ----------     ----------

     Total Liabilities                                                     4,969          5,447            120          5,248
                                                                      ----------     ----------     ----------     ----------

NET ASSETS                                                              $206,011       $319,359       $100,802       $508,120
                                                                      ==========     ==========     ==========     ==========

NET ASSETS CONSIST OF:
  Capital stock                                                         $208,134       $314,306       $ 98,719       $485,467
  Undistributed net investment income                                         88            143             30            240
  Undistributed accumulated net realized gains (losses)                  (2,443)          2,793            273          1,521
  Unrealized net appreciation on investments                                 232          2,117          1,780         20,892
                                                                      ----------     ----------     ----------     ----------

     Total Net Assets                                                   $206,011       $319,359       $100,802       $508,120
                                                                      ==========     ==========     ==========     ==========

SERIES A:
  Net assets                                                            $ 75,530       $ 34,541       $ 32,439       $102,069
  Shares authorized ($.0001 par value)                                   500,000        500,000        500,000        500,000
  Shares issued and outstanding                                            7,372          3,339          3,101          3,603
  Net asset value and redemption price per share <F1>                     $10.24         $10.34         $10.46         $28.33
                                                                      ==========     ==========     ==========     ==========
  Maximum offering price per share <F1>                                   $10.64         $10.74         $10.87         $29.43
                                                                      ==========     ==========     ==========     ==========

SERIES B:
  Net assets                                                            $    232       $    165        $     -       $    678
  Shares authorized ($.0001 par value)                                   500,000        500,000        500,000        500,000
  Shares issued and outstanding                                               23             16              -             24
  Net asset value, redemption price and offering
     price per share <F1>                                                 $10.25         $10.34         $10.46         $28.34
                                                                      ==========     ==========     ==========     ==========

SERIES INSTITUTIONAL:
  Net assets                                                            $130,249       $284,653       $ 68,363       $405,373
  Shares authorized ($.0001 par value)                                   500,000        500,000        500,000        500,000
  Shares issued and outstanding                                           12,712         27,517          6,533         14,302
  Net asset value, redemption price and offering
     price per share <F1>                                                 $10.25         $10.34         $10.46         $28.34
                                                                      ==========     ==========     ==========     ==========
  <F1> Amounts may not recalculate due to rounding.


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                        SHORT-TERM              INTERMEDIATE              TAX-EXEMPT                  BOND
                                       BOND MARKET              BOND MARKET           INTERMEDIATE BOND            IMMDEX/TM
                                           FUND                     FUND                     FUND                     FUND
                                  ----------------------   ----------------------   ----------------------   ----------------------
                                 Six months      Year     Six months      Year     Six months      Year     Six months      Year
                                    ended       ended        ended       ended        ended       ended        ended       ended
                                  Apr. 30,     Oct. 31,    Apr. 30,     Oct. 31,    Apr. 30,     Oct. 31,    Apr. 30,     Oct. 31,
                                    1999         1998        1999         1998        1999         1998        1999         1998
                                  --------     --------    --------     --------    --------     --------    --------     -------
                                 (Unaudited)              (Unaudited)              (Unaudited)              (Unaudited)


OPERATIONS:
  Net investment income           $  5,538     $ 10,479    $  8,783     $ 17,094   $   2,042      $ 3,552   $  15,847     $ 31,019
  Net realized gain (loss) on
     investments                     (112)          309       2,744        1,171         275          130       1,725          512
  Net change in unrealized
     appreciation
     (depreciation) on investments (1,824)          920     (7,175)        4,459       (711)        1,175    (14,986)       15,260
                                  --------     --------    --------     --------    --------     --------    --------     --------
  Net increase in net assets
     resulting from operations       3,602       11,708       4,352       22,724       1,606        4,857       2,586       46,791
                                  --------     --------    --------     --------    --------     --------    --------     --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                       36,550       77,282      44,805       93,944      20,996       58,804     116,240      188,904
  Shares issued to owners in
     reinvestment of dividends       4,421        8,368       5,342        9,710         980        1,623      12,762       25,524
  Shares redeemed                 (29,130)     (92,444)    (46,882)     (63,716)    (19,554)     (34,259)   (174,295)    (135,752)
                                  --------     --------    --------     --------    --------     --------    --------     --------
  Net increase (decrease) in
     net assets resulting
     from capital share
     transactions                   11,841      (6,794)       3,265       39,938       2,422       26,168    (45,293)       78,676
                                  --------     --------    --------     --------    --------     --------    --------     --------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS:
  From net investment income <F1>  (2,035)      (3,882)       (868)      (1,379)       (670)        (991)     (2,837)      (4,535)
  From net realized gains                -            -        (30)            -        (29)            -           -            -
                                  --------     --------    --------     --------    --------     --------    --------     --------
                                   (2,035)      (3,882)       (898)      (1,379)       (699)        (991)     (2,837)      (4,535)
                                  --------     --------    --------     --------    --------     --------    --------     --------

DISTRIBUTIONS TO SERIES B
SHAREOWNERS:
  From net investment income <F1>      (2)            -         (1)            -           -            -         (4)            -
  From net realized gains                -            -           -            -           -            -           -            -
                                  --------     --------    --------     --------    --------     --------    --------     --------
                                       (2)            -         (1)            -           -            -         (4)            -
                                  --------     --------    --------     --------    --------     --------    --------     --------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS:
  From net investment income <F1>  (3,498)      (6,580)     (7,926)     (15,656)     (1,368)      (2,548)    (13,058)     (26,368)
  From net realized gains                -            -       (272)            -        (52)            -           -            -
                                  --------     --------    --------     --------    --------     --------    --------     --------
                                   (3,498)      (6,580)     (8,198)     (15,656)     (1,420)      (2,548)    (13,058)     (26,368)
                                  --------     --------    --------     --------    --------     --------    --------     --------

TOTAL INCREASE (DECREASE)
     IN NET ASSETS                   9,908      (5,548)     (1,480)       45,627       1,909       27,486    (58,606)       94,564

NET ASSETS:
  Beginning of period              196,103      201,651     320,839      275,212      98,893       71,407     566,726      472,162
                                  --------     --------    --------     --------    --------     --------    --------     --------

  End of period (including
     undistributed net investment
     income of $88, $85, $143,
     $156, $30, $26, $240, and
     $292, respectively)          $206,011     $196,103    $319,359     $320,839    $100,802      $98,893   $ 508,120     $566,726
                                  ========     ========    ========     ========    ========     ========    ========     ========


<F1> For the Tax-Exempt Intermediate Bond Fund, substantially all distributions from net investment income are exempt from federal income tax.


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
PERIOD ENDED APRIL 30, 1999   SHORT-TERM INTERMEDIATE  TAX-EXEMPT
(UNAUDITED)                      BOND        BOND     INTERMEDIATE    BOND
                                MARKET      MARKET        BOND      IMMDEX/TM
                                 FUND        FUND         FUND        FUND
                               --------    --------     --------    --------

INVESTMENT INCOME:
  Interest income             $ 6,192      $ 9,684      $2,390     $ 17,200

EXPENSES:
  Investment advisory fees        613          790         251          809
  Administration fees             109          169          54          290
  Shareowner servicing and
     accounting costs              57           74          48           87
  Service organization
     fees - Series A               97           40          43          124
  Custody fees                     14           24          10           40
  Federal and state
     registration fees             14           16          17           23
  Professional fees                19           18          15           20
  Reports to shareowners           14            5           2           18
  Directors' fees and expenses      4            4           4            4
  Other                             4            4           1            8
                             --------     --------    --------     --------

  Total expenses before waiver    945        1,144         445        1,423
     Less: Waiver of expenses   (291)        (243)        (97)         (70)
                             --------     --------    --------     --------

     Net expenses                 654          901         348        1,353
                             --------     --------    --------     --------

NET INVESTMENT INCOME           5,538        8,783       2,042       15,847
                             --------     --------    --------     --------

REALIZED AND UNREALIZED GAIN:
  Net realized gain (loss) on
     investment transactions    (112)        2,744         275        1,725
  Net change in unrealized
     appreciation
     (depreciation) on
     investments              (1,824)      (7,175)       (711)     (14,986)
                             --------     --------    --------     --------

     Net gain (loss)
       on investments         (1,936)      (4,431)       (436)     (13,261)
                             --------     --------    --------     --------

NET INCREASEIN NET ASSETS
  RESULTING FROM OPERATIONS   $ 3,602      $ 4,352      $1,606       $2,586
                             ========     ========    ========     ========


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

                      This page intentionally left blank.

                                                            (LOGO) FIRSTAR FUNDS


FINANCIALHIGHLIGHTS

INSTITUTIONAL
BOND FUNDS



                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period   Income<F1>   Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $10.56      $0.56$      $(0.41)       $0.15      $(0.56)     $(0.12)      $(0.68)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.03        0.63         0.24        0.87       (0.62)           -       (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.28        0.61       (0.03)        0.58       (0.61)           -       (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.25        0.62         0.02        0.64       (0.62)           -       (0.62)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.27        0.61         0.07        0.68       (0.61)           -       (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.34        0.28       (0.09)        0.19       (0.28)           -       (0.28)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   10.45        0.51       (0.69)      (0.18)       (0.51)      (0.09)       (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                    9.67        0.62         0.53        1.15       (0.61)           -       (0.61)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.21        0.59       (0.02)        0.57       (0.59)           -       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.19        0.60         0.12        0.72       (0.60)           -       (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.31        0.59         0.19        0.78       (0.59)           -       (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.50        0.29       (0.15)        0.14       (0.29)      (0.01)       (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   10.26        0.41       (0.48)      (0.07)       (0.41)           -       (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                    9.78        0.44         0.46        0.90       (0.44)           -       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.24        0.43       (0.03)        0.40       (0.43)           -       (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.21        0.44         0.15        0.59       (0.44)           -       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.36        0.44         0.16        0.60       (0.44)           -       (0.44)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.52        0.22       (0.05)        0.17       (0.22)      (0.01)       (0.23)
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   28.91        1.65       (2.74)      (1.09)       (1.65)      (0.50)       (2.15)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   25.67        1.74         2.29        4.03       (1.84)      (0.04)       (1.88)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.82        1.70       (0.27)        1.43       (1.70)           -       (1.70)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   27.55        1.75         0.61        2.36       (1.75)           -       (1.75)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   28.16        1.72         0.85        2.57       (1.71)           -       (1.71)
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       29.02        0.85       (0.68)        0.17       (0.85)           -       (0.85)
-----------------------------------------------------------------------------------------------------------------------------------




                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset                  End of    to Average   to Average   Portfolio
                                             Value, End     Total       Period        Net         Net       Turnover
                                             of Period   Return<F6>     (000s)      Assets       Assets     Rate<F6>

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $10.03       1.46%     $122,368   0.50%<F2>    5.43%<F2>      76.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.28       8.95%       94,959   0.50%<F2>    6.23%<F2>     100.58%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.25       5.80%      147,466   0.50%<F2>    5.92%<F2>      59.62%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.27       6.47%      136,084   0.50%<F2>    6.04%<F2>      77.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.34       6.84%      120,693   0.50%<F2>    5.92%<F2>      78.20%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.25       1.87%      130,249   0.55%<F2>    5.51%<F2>      25.42%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                    9.67     (1.73)%       88,306   0.50%<F3>    5.19%<F3>      56.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.21      12.25%      128,941   0.50%<F3>    6.26%<F3>      66.69%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.19       5.77%      173,468   0.50%<F3>    5.84%<F3>      59.29%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.31       7.36%      254,521   0.50%<F3>    5.96%<F3>      40.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.50       7.83%      291,289   0.50%<F3>    5.75%<F3>      27.29%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.34       1.33%      284,653   0.55%<F3>    5.59%<F3>      27.48%
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                    9.78     (0.73)%       26,167   0.60%<F4>    4.04%<F4>      58.54%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.24       9.38%       27,595   0.51%<F4>    4.45%<F4>      44.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.21       4.02%       36,652   0.50%<F4>    4.24%<F4>      30.46%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.36       5.96%       52,208   0.50%<F4>    4.36%<F4>      11.22%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.52       5.88%       66,427   0.50%<F4>    4.25%<F4>      14.38%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.46       1.58%       68,363   0.61%<F4>    4.15%<F4>       9.09%
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   25.67     (3.89)%      256,778   0.48%<F5>    6.14%<F5>      49.70%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   27.82      16.26%      290,274   0.44%<F5>    6.51%<F5>      41.67%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.55       5.35%      370,556   0.43%<F5>    6.23%<F5>      33.38%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   28.16       8.90%      408,018   0.42%<F5>    6.33%<F5>      35.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   29.02       9.41%      471,425   0.42%<F5>    6.02%<F5>      20.07%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       28.34       0.59%      405,373   0.46%<F5>    5.93%<F5>      32.30%
-----------------------------------------------------------------------------------------------------------------------------------


<F1>  For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

<F2> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.83%, 0.86%, 0.86%, 0.87%, 0.91%,
     0.90%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 5.23%, 5.56%,
     5.68%, 5.55%, 5.82%, 5.03%, respectively.

<F3>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.70%, 0.71%, 0.73%, 0.74%, 0.79%,
     0.78%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, and the period ended October 31, 1993 would have been 5.43%, 5.54%, 5.74%, 5.60%, 5.97%, 4.91%, respectively.

<F4> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.80%, 0.81%, 0.88%, 0.97%, 1.00%,
     0.98% , respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 3.96%, 3.94%,
     3.98%, 3.77%, 3.96%, 3.67%, respectively.

<F5> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.48%, 0.49%, 0.49% ,0.50%, 0.51%,
     0.51%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 5.90%, 5.95%,
     6.26%, 6.16%, 6.44%, 6.10%, respectively.

<F6> Not annualized for the period ended April 30, 1999 for all funds.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

FINANCIALHIGHLIGHTS

RETAIL A SHARE
BOND FUNDS


                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period   Income<F1>   Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND
Year Ended 1994                                  $10.56       $0.56      $(0.41)       $0.15      $(0.56)     $(0.12)      $(0.68)
Year Ended 1995                                   10.03        0.61         0.24        0.85       (0.60)           -       (0.60)
Year Ended 1996                                   10.28        0.58       (0.03)        0.55       (0.58)           -       (0.58)
Year Ended 1997                                   10.25        0.60         0.02        0.62       (0.60)           -       (0.60)
Year Ended 1998                                   10.27        0.58         0.07        0.65       (0.58)           -       (0.58)
Six Months Ended April 30, 1999 (Unaudited)       10.34        0.27       (0.10)        0.17       (0.27)           -       (0.27)
INTERMEDIATE BOND MARKET
Year Ended 1994                                   10.45        0.51       (0.69)      (0.18)       (0.51)      (0.09)       (0.60)
Year Ended 1995                                    9.67        0.60         0.53        1.13       (0.59)           -       (0.59)
Year Ended 1996                                   10.21        0.56       (0.02)        0.54       (0.56)           -       (0.56)
Year Ended 1997                                   10.19        0.58         0.12        0.70       (0.58)           -       (0.58)
Year Ended 1998                                   10.31        0.57         0.19        0.76       (0.57)           -       (0.57)
Six Months Ended April 30, 1999 (Unaudited)       10.50        0.27       (0.15)        0.12       (0.27)      (0.01)       (0.28)
TAX-EXEMPT INTERMEDIATE BOND
Year Ended 1994                                   10.26        0.41       (0.48)      (0.07)       (0.41)           -       (0.41)
Year Ended 1995                                    9.78        0.42         0.45        0.87       (0.42)           -       (0.42)
Year Ended 1996                                   10.23        0.40       (0.01)        0.39       (0.41)           -       (0.41)
Year Ended 1997                                   10.21        0.42         0.14        0.56       (0.42)           -       (0.42)
Year Ended 1998                                   10.35        0.41         0.17        0.58       (0.41)           -       (0.41)
Six Months Ended April 30, 1999 (Unaudited)       10.52        0.20       (0.05)        0.15       (0.20)      (0.01)       (0.21)
BOND IMMDEX/TM
Year Ended 1994                                   28.91        1.65       (2.74)      (1.09)       (1.65)      (0.50)       (2.15)
Year Ended 1995                                   25.67        1.68         2.30        3.98       (1.79)      (0.04)       (1.83)
Year Ended 1996                                   27.82        1.61       (0.26)        1.35       (1.63)           -       (1.63)
Year Ended 1997                                   27.54        1.66         0.64        2.30       (1.68)           -       (1.68)
Year Ended 1998                                   28.16        1.64         0.85        2.49       (1.64)           -       (1.64)
Six Months Ended April 30, 1999 (Unaudited)       29.01        0.81       (0.68)        0.13       (0.81)           -       (0.81)





                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

                                                                                                 Ratio
                                                                                     Ratio       of Net
                                                                                    of Net     Investment
                                                                     Net Assets,   Expenses      Income
                                             Net Asset      Total       End of    to Average   to Average   Portfolio
                                             Value, End    Return       Period        Net         Net       Turnover
                                             of Period    <F2><F7>      (000s)      Assets       Assets     Rate<F7>

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                  $10.03       1.46%     $122,368   0.50%<F3>    5.43%<F3>      76.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.28       8.74%       47,730   0.69%<F3>    6.04%<F3>     100.58%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.25       5.54%       58,843   0.75%<F3>    5.67%<F3>      59.62%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.27       6.21%       65,567   0.75%<F3>    5.79%<F3>      77.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.34       6.58%       75,410   0.75%<F3>    5.67%<F3>      78.20%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.24       1.65%       75,530   0.80%<F3>    5.26%<F3>      25.42%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                    9.67     (1.73)%       88,306   0.50%<F4>    5.19%<F4>      56.25%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.21      12.04%       11,576   0.69%<F4>    6.07%<F4>      66.69%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.19       5.51%       17,392   0.75%<F4>    5.59%<F4>      59.29%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.31       7.09%       20,691   0.75%<F4>    5.71%<F4>      40.61%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.50       7.57%       29,550   0.75%<F4>    5.50%<F4>      27.29%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.34       1.21%       34,541   0.80%<F4>    5.34%<F4>      27.48%
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                    9.78     (0.73)%       26,167   0.60%<F5>    4.04%<F5>      58.54%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   10.23       9.07%        7,711   0.71%<F5>    4.25%<F5>      44.13%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   10.21       3.87%       10,690   0.75%<F5>    3.99%<F5>      30.46%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   10.35       5.60%       19,199   0.75%<F5>    4.11%<F5>      11.22%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   10.52       5.73%       32,466   0.75%<F5>    4.00%<F5>      14.38%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       10.46       1.45%       32,439   0.86%<F5>    3.90%<F5>       9.09%
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994                                   25.67     (3.89)%      256,778   0.48%<F6>    6.14%<F6>      49.70%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995                                   27.82      16.05%       21,875   0.64%<F6>    6.31%<F6>      41.67%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996                                   27.54       5.06%       42,671   0.68%<F6>    5.98%<F6>      33.38%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997                                   28.16       8.68%       64,144   0.67%<F6>    6.08%<F6>      35.12%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998                                   29.01       9.11%       95,301   0.67%<F6>    5.77%<F6>      20.07%
-----------------------------------------------------------------------------------------------------------------------------------
Six Months Ended April 30, 1999 (Unaudited)       28.33       0.47%      102,069   0.71%<F6>    5.68%<F6>      32.30%
-----------------------------------------------------------------------------------------------------------------------------------


<F1>  For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

<F2>  The total return calculation for the Funds does not reflect the maximum sales charge of 3.75%.

<F3>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.08%, 1.11%, 1.11%, 1.12%, 1.10%,
     0.90%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 4.98%, 5.31%,
     5.43%, 5.30%, 5.63%, 5.03%, respectively.

<F4>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.95%, 0.96%, 0.98%, 0.99%, 0.98%,
     0.78%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995 and 1994 would have been 5.19%, 5.29%,
     5.49%, 5.35%, 5.78%, 4.91%, respectively.

<F5>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 1.05%, 1.06%, 1.13%, 1.22%, 1.20%,
     0.98%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 3.71%, 3.69%,
     3.73%, 3.52%, 3.76%, 3.67%, respectively.

<F6>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.73%, 0.74%, 0.74%, 0.75%, 0.71%,
     0.51%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994, would have been 5.65%, 5.70%,
     6.01%, 5.91%, 6.24%, 6.10%, respectively.

<F7> Not annualized for the period ended April 30, 1999 for all funds.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

FINANCIALHIGHLIGHTS

RETAIL B SHARE
BOND FUNDS



                                                          Income from Investment Operations            Less Distributions
                                                         -----------------------------------  -------------------------------------

                                                                     Net Realized
                                                Net                 and Unrealized   Total     Dividends  Distributions
                                            Asset Value,     Net       Gains or      From       from Net      From
                                             Beginning   Investment  (Losses) on  Investment   Investment    Capital      Total
                                             of Period   Income<F2>   Securities  Operations     Income       Gains   Distributions

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 1999<F1> through April 30, 1999 (Unaudited)$10.23   $0.04$       $0.08$      $0.12$     $(0.10)$           -      $(0.10)
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through April 30, 1999 (Unaudited) 10.31        0.02         0.09        0.11       (0.08)           -       (0.08)
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through April 30, 1999 (Unaudited) 10.51        0.05       (0.05)        0.00       (0.05)           -       (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through April 30, 1999 (Unaudited) 28.34        0.18         0.08        0.26       (0.26)           -       (0.26)
-----------------------------------------------------------------------------------------------------------------------------------



                                                                               Supplemental Data and Ratios
                                                                     ------------------------------------------------

Ratio
                                                                                                 Ratio       of Net
                                                                                                 of Net    Investment
                                                                                  Net Assets,   Expenses     Income
                                                          Net Asset     Total       End of     to Average  to Average   Portfolio
                                                         Value, End     Return      Period        Net          Net       Turnover
                                                          of Period    <F3><F6>     (000s)     Assets<F7>    Assets      Rate<F6>

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 1999<F1> through April 30, 1999 (Unaudited)         $10.25        1.12%        $232    1.61%<F4>   4.80%<F4>       25.42%
-----------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND MARKET
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through April 30, 1999 (Unaudited)             10.34        1.04%         165    1.61%<F5>   5.10%<F5>       27.48%
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INTERMEDIATE BOND
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through April 30, 1999 (Unaudited)             10.46      (0.03)%           -            -           -        9.09%
-----------------------------------------------------------------------------------------------------------------------------------
BOND IMMDEX/TM
-----------------------------------------------------------------------------------------------------------------------------------
March 1, 19991 through April 30, 1999 (Unaudited)             28.34        0.93%         678        1.53%       5.47%       32.30%
-----------------------------------------------------------------------------------------------------------------------------------


<F1>  Commencement of operations.

<F2>  For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

<F3>  The total return calculation for the Funds does not reflect the maximum deferred sales charge of 5.00%.

<F4>  Without fees waived, ratio of net expenses to average net assets for the period ended April 30, 1999 would have been 1.89%, and ratio of net investment income for the period ended April 30, 1999 would have been 4.52%.

<F5>  Without fees waived, ratio of net expenses to average net assets for the period ended April 30, 1999 would have been 1.76%, and ratio of net investment income for the period ended April 30, 1999 would have been 4.95%.

<F6>  Not annualized for the period ended April 30, 1999 for all funds.

<F7>  Annualized for the period ended April 30, 1999 for all funds.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               LONG-TERM INVESTMENTS  99.1%
               ASSET-BACKED SECURITIES  26.8%
               AUTO LOAN RECEIVABLES  0.1%
               General Motors Acceptance Corp. Grantor,
      $  170     Series 1991-A1, Class A, 8.17%, 1/02/00             $    172
                                                                   ----------

               CREDIT CARD RECEIVABLES  12.5%
               Banc One Credit Card Master Trust:
       2,000     Series 1995-B, Class A, 6.30%, 9/15/00                 2,024
       1,325     Series 1995-A, Class A, 6.15%, 7/15/02                 1,337
               Chase Manhattan Grantor Trust,
         195     Series 1995-B, Class A, 5.90%, 9/15/99                   195
               Chemical Master Credit Card Trust I,
       3,060     Series 1995-2, Class A, 6.23%, 6/15/03                 3,095
               Citibank Credit Card Master Trust I, Principal Only:
       5,220     Series 1996-1, Class A, 0.00%, 2/07/01                 4,738
       1,500     Series 1997-6, Class A, 0.00%, 8/15/06                 1,083
               Household Affinity Credit Card Master Trust I,
       1,650     Series 1993-2, Class A, 5.60%, 11/15/00                1,655
               NationsBank Credit Card Master Trust:
       3,995     Series 1995-1, Class A, 6.45%, 8/15/00                 4,048
         102     Series 1995-1, Class A, 6.45%, 4/15/03                   103
               Sears Credit Account Master Trust:
         984     Series 1995-2, Class A, 8.10%, 6/15/04                 1,008
       2,000     Series 1996-1, Class A, 6.20%, 2/16/06                 2,024
               Spiegel Credit Card Master Trust:
       2,000     Series 1994-B, Class A, 8.15%, 6/15/04                 2,039
       2,325     Series 1995-A, Class A, 7.50%, 9/15/04                 2,371
                                                                   ----------
                                                                       25,720
                                                                   ----------

               HOME EQUITY LOAN RECEIVABLES  14.2%
               AFC Home Equity Loan Trust:
       2,089     Series 1993-1, Class A, 5.90%, 5/20/08                 2,090
       1,505     Series 1993-4, Class 1A, 5.80%, 2/26/24                1,484
       1,470     Series 1994-1, Class 1A, 6.40%, 5/25/25                1,478
               Advanta Home Equity Loan Trust:
         904     Series 1992-3, Class A1, 6.05%, 9/25/08                  902
       1,544     Series 1993-2, Class A2, 6.15%, 10/25/09               1,545
               Corestates Home Equity Trust,
       3,000     Series 1996-1, Class A3, 7.00%, 12/15/09               3,056
               EQCC Home Equity Loan Trust:
       2,209     Series 1993-3, Class A, 5.15%, 9/15/08                 2,170
       1,554     Series 1993-4, Class A, 5.725%, 12/15/08               1,547
         207     Series 1996-1, Class A2, 5.82%, 9/15/09                  208
       2,500     Series 1996-2, Class A2, 7.125%, 12/15/10              2,550
               Equivantage Home Equity Loan Trust,
       2,210     Series 1996-1, Class A, 6.55%, 10/25/25                2,229
               GE Home Equity Loan Asset-Backed Certificates:
          11     Series 1991-1, Class A, 7.20%, 8/30/11                    11
       2,500     Series 1991-1, Class B, 8.70%, 9/15/11                 2,495


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------
               HOME EQUITY LOAN RECEIVABLES  14.2% (CONT.)
               IMC Home Equity Loan Trust,
      $2,000     Series 1997-3, Class A4, 6.84%, 10/20/13             $ 2,012
               The Money Store Home Equity Trust:
         860     Series 1995-C, Class A3, 6.55%, 9/15/21                  866
       1,990     Series 1993-B, Class A3, 6.10%, 5/15/22                1,993
               UCFC Home Equity Loan:
         733     Series 1993-B2, Class A2, 6.20%, 7/25/14                 733
       1,000     Series 1996-C1, Class A4, 7.475%, 3/15/20              1,036
         850     Series 1995-A2, Class A7, 8.30%, 2/10/26                 878
                                                                   ----------
                                                                      $29,283
                                                                   ----------
               CORPORATE BONDS  24.8%
               ABN AMRO Bank Subordinate Notes,
       1,750     6.625%, 10/31/01                                       1,773
               AT&T Capital Corp. Company Guarantee,
       3,295     6.25%, 5/15/01                                         3,317
               Bankers Trust Company Subordinate Debentures,
       1,000     8.125%, 5/15/02                                        1,046
               Bankers Trust Company Subordinate Notes,
       1,500     8.125%, 4/01/02                                        1,573
               Bear Stearns Company Senior Notes:
       3,000     6.75%, 8/15/00                                         3,042
         800     9.375%, 6/01/01                                          852
               Beneficial Corp. Notes,
         800     8.20%, 3/15/02                                           847
               Dillard Investment Debentures,
       2,000     9.25%, 2/01/01                                         2,108
               Donaldson Lufkin Jenrette Senior Notes,
       4,000     6.00%, 12/01/01                                        4,009
               Federal Express Corporation Debentures,
       2,000     9.625%, 10/15/19                                       2,098
               First Chicago Corporation Subordinated Notes,
       2,230     11.25%, 2/20/01                                        2,438
               Lehman Brothers Holdings, Inc. Notes:
       2,386     7.625%, 7/15/99                                        2,395
       1,100     6.65%, 11/08/00                                        1,110
               Lehman Brothers, Inc. Senior Notes,
       2,000     8.75%, 5/15/02                                         2,217
               Lehman Brothers, Inc. Senior Subordinated Notes:
       2,739     10.00%, 5/15/99                                        2,742
       1,700     9.875%, 10/15/00                                       1,789
               Marlin Water Trust Senior Notes,
       1,850     7.09%, 12/15/01 (Acquired 12/08/98; cost $1,850)<F1>   1,871
               MFS Communications Senior Discount Notes,
       2,472     8.875%, 1/15/06                                        2,642
               Paine Webber Group, Inc. Medium Term Notes,
       1,000     6.31%, 7/22/99                                         1,001

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS  24.8% (CONT.)
               Paine Webber Group, Inc. Notes,
     $ 1,025     6.45%, 12/01/03                                      $ 1,021
               Security Pacific Corporation Subordinate Notes,
       1,458     11.50%, 11/15/00                                       1,569
               The Money Store Company Guarantee,
       1,500     8.05%, 4/15/02                                         1,585
               Transamerica Financial Corp. Senior Notes,
       1,900     6.125%, 11/01/01                                       1,909
               Transamerica Financial Corp. Subordinated Notes,
       2,500     6.75%, 6/01/00                                         2,529
               USF&G Corporation Senior Notes,
       1,455     8.375%, 6/15/01                                        1,521
               Worldcom, Inc. Senior Notes,
       2,000     8.875%, 1/15/06                                        2,146
                                                                   ----------
                                                                       51,060
                                                                   ----------
               MORTGAGE-BACKED SECURITIES  9.8%
               Advanta Mortgage Loan Trust:
       1,833     Series 1993-3, Class A1, 4.90%, 1/25/10                1,811
       1,667     Series 1993-4, Class A, 5.50%, 3/25/10                 1,629
               BankAmerica Manufactured Housing Contract,
       3,500     Series 1997-2, Class A6, 6.47%, 4/10/15                3,550
               Collateralized Mortgage Obligation Trust,
       1,037     Series 15, Class E, 5.00%, 3/20/18                     1,030
               Green Tree Financial Corp. Pass-Thru Certificates:
       1,136     Series 1992-2, Class A4, 8.15%, 1/15/18                1,177
       1,023     Series 1993-3, Class A5, 5.75%, 10/15/18               1,021
         224     Series 1994-4, Class A3, 7.70%, 7/15/19                  224
       1,368     Series 1994-8, Class A4, 8.50%, 4/15/25                1,387
       1,000     Series 1995-5, Class A5, 6.90%, 9/15/26                1,023
       4,000     Series 1995-9, Class A4, 6.45%, 1/15/27                4,029
         300     Series 1994-3, Class A3, 6.20%, 6/15/19                  302
               Prudential Securities Financial Asset Funding Corp.,
         595     Series 1993-4, Class A3, 6.83%, 9/25/09                  598
               Prudential Securities Secured Financing Corp.:
         774     Series 1998-C1, Class A1, 6.105%, 11/15/02               776
       1,685     Series 1994-5, Class A1, 5.66%, 5/25/25                1,658
                                                                   ----------
                                                                       20,215
                                                                   ----------

               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED)  7.3%
               Ford Capital BV Debentures,
       1,450     9.875%, 5/15/02                                        1,597
               Ford Capital BV Notes,
       2,935     10.125%, 11/15/00                                      3,124
               Korea Development Bank Bonds:
       2,000     6.25%, 5/01/00                                         1,983
       2,000     7.125%, 9/17/01                                        2,001
               Quebec Province CDA Debentures,
       1,125     13.25%, 9/15/14                                        1,204
               Sumitomo Bank International Notes,
       5,000     9.55%, 7/15/00                                         5,056
                                                                   ----------
                                                                       14,965
                                                                   ----------



   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               OTHER  0.4%
               Florida Housing Finance Agency:
      $  250     Antigua Club-A-2, 8.625%, 8/01/01                    $   257
         345     Brittany Apartments-C-2, 8.625%, 8/01/02                 355
         295     Maitland Club-B-2, 8.625%, 8/01/01                       306
                                                                   ----------
                                                                          918
                                                                   ----------

               U.S. GOVERNMENT AGENCY-BACKED
                 MORTGAGE ISSUES 5.4%
               Federal Home Loan Mortgage Corporation (FHLMC)
                 Participation Certificates:
          10     7.00%, 12/01/01                                           10
          87     7.75%, 7/01/09                                            90
               Federal Home Loan Mortgage Corporation (FHLMC)
                 Real Estate Mortgage Investment Conduit (REMIC):
          17     Series 1243, Class K, 7.50%, 8/15/01                      17
         312     Series 1101, Class L, 6.95%, 9/15/20                     312
         726     Series 1022, Class J, 6.00%, 12/15/20                    721
          29     Series 1169, Class D, 7.00%, 5/15/21                      29
         294     Series 1286, Class E, 7.00%, 10/15/21                    295
               Federal National Mortgage Association (FNMA)
                 Real Estate Mortgage Investment Conduit (REMIC):
       1,002     Series X-19A, Class A, 6.50%, 10/25/00                 1,002
         978     Series 1993-G06, Class K, 7.00%, 11/25/01                975
         747     Series 1991-63, Class G, 6.95%, 5/25/06                  755
         507     Series 1993-86, Class E, 6.00%, 1/25/07                  507
       3,600     Series 1996-W4, Class A4, 6.743%, 12/25/11             3,657
          39     Series 1992-138, Class C, 6.00%, 12/25/18                 39
          94     Series G92-35, Class C, 7.50%, 7/25/20                    94
          37     Series 1991-154, Class PH, 7.50%, 9/25/20                 37
         760     Series 1991-82, Class PL, 7.00%, 12/15/20                760
         829     Series G92-53, Class H, 7.00%, 7/25/21                   830
               U.S. Department of Veterans Affairs Mortgage Trust,
       1,000     (REMIC), Series 1992-1, Class J, 7.75%, 2/15/01        1,013
                                                                   ----------
                                                                       11,143
                                                                   ----------

               U.S. TREASURY OBLIGATIONS  24.6%
               U.S. Treasury Bonds,
      13,875     10.75%, 2/15/03                                       16,416
               U.S. Treasury Notes:
      31,450     6.625%, 3/31/02                                       32,659
       1,571     6.375%, 8/15/02                                        1,571
                                                                   ----------
                                                                       50,646
                                                                   ----------

               Total Long-Term Investments (Cost $203,870)            204,122
                                                                   ----------

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

    Number                                                           Market
   of Shares                                                          Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------


               SHORT-TERM INVESTMENTS  1.9%
               INVESTMENT COMPANIES  1.9%
          10   Financial Square Prime Obligation Fund                  $   10
       3,894   Short-Term Investments Co. Liquid Assets Portfolio       3,894
                                                                   ----------

               Total Short-Term Investments (Cost $3,904)               3,904
                                                                   ----------

               Total Investments (Cost $207,774)  101.0%              208,026
                                                                   ----------

               Liabilities, less Other Assets (1.0)%                  (2,015)
                                                                   ----------

               TOTAL NET ASSETS  100.0%                              $206,011
                                                                   ==========


               <F1>Unregistered security

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               LONG-TERM INVESTMENTS  94.2%
               ASSET-BACKED SECURITIES  11.4%
               AUTO LOAN RECEIVABLES  0.1%
               Keycorp Auto Grantor Trust,
    $    119     Series 1995-A, Class A, 5.80%, 7/15/00               $   119
                                                                   ----------

               CREDIT CARD RECEIVABLES  6.4%
               American Express Master Trust,
       2,000     Series 1994-2, Class A, 7.60%, 8/15/02                 2,080
               Banc One Credit Card Master Trust,
       1,000     Series 1995-A, Class A, 6.15%, 7/15/02                 1,009
               Chemical Master Credit Card Trust,
         633     Series 1995-3, Class A, 6.23%, 4/15/05                   643
               Citibank Credit Card Master Trust, Principal Only:
      11,900     Series 1996-1, Class A, 0.00%, 2/07/01                10,800
       1,875     Series 1997-6, Class A, 0.00%, 8/15/06                 1,354
               HFC Private Label Credit Card Master Trust II,
         333     Series 1994-2, Class A, 7.80%, 9/20/03                   335
               Household Affinity Credit Card Master Trust I,
       3,300     Series 1993-2, Class A, 5.60%, 11/15/00                3,309
               Spiegel Credit Card Master Trust,
         950     Series 1994-B, Class A, 8.15%, 6/15/04                   968
                                                                       20,498

               HOME EQUITY LOAN RECEIVABLES 4.9%
               Advanta Home Equity Loan Trust:
         330     Series 1993-1, Class A1, 5.95%, 3/25/09                  329
       1,119     Series 1993-1, Class A2, 5.95%, 5/25/09                1,116
               AFC Home Equity Loan Trust,
       2,189     Series 1993-4, Class 1A, 5.80%, 2/26/24                2,159
               Contimortgage Home Equity Loan Trust:
       2,950     Series 1997-5, Class A5, 6.63%, 12/15/20               2,980
       1,000     Series 1997-2, Class A9, 7.09%, 4/15/28                1,025
               Corestates Home Equity Trust,
       1,375     Series 1996-1, Class A3, 7.00%, 12/15/09               1,401
               EQCC Home Equity Loan Trust:
         949     Series 1994-4, 8.68%, 10/15/08                           967
       1,026     Series 1993-4, Class A, 5.725%, 12/15/08               1,021
       1,370     Series 1994-1, Class A, 5.80%, 3/15/09                 1,365
       2,000     Series 1996-1, Class A4, 6.56%, 3/15/23                1,987
               UCFC Home Equity Loan,
       1,323     Series 1995-C2, Class A6, 6.825%, 10/10/26             1,343
                                                                   ----------
                                                                       15,693
                                                                   ----------

               CORPORATE BONDS 40.1%
               ABN AMRO Bank NV,
       1,600     7.25%, 5/31/05                                         1,677
               Aetna Services, Inc. Company Guarantee,
       3,000     6.75%, 8/15/01                                         3,020
               Aetna Services, Inc. Debentures,
       1,375     6.75%, 9/15/13                                         1,331
               American General Finance Corp. Debentures,
         650     9.625%, 7/15/00                                          680


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS 40.1% (CONT.)
               AT&T Capital Corporation,
     $ 2,000     6.25% 5/15/01                                      $   2,013
               BankAmerica Corporation Subordinated Notes:
         465     9.75%, 7/01/00                                           486
       2,000     10.00%, 2/01/03                                        2,258
               BankBoston Notes,
       1,450     6.375%, 4/15/08                                        1,431
               Bankers Trust - NY, Subordinated Debentures:
       1,000     9.50%, 6/14/00                                         1,038
       6,000     8.125%, 5/15/02                                        6,275
               Bear Stearns Company Senior Notes:
       1,312     6.75%, 8/15/00                                         1,330
       2,000     9.375%, 6/01/01                                        2,131
         150     6.25%, 7/15/05                                           148
               Caterpillar, Inc. Sinking Fund Debentures,
       2,112     9.75%, 6/01/19                                         2,219
               Chase Manhattan Corp. Subordinated Notes,
       2,300     9.375%, 7/01/01                                        2,461
               Continental Bank N.A. Subordinated Notes,
       2,875     12.50%, 4/01/01                                        3,170
               Continental Cablevision, Inc. Debentures,
       4,525     9.50%, 8/01/13                                         5,386
               Dillard Investment Debentures,
       1,895     9.25%, 2/01/01                                         1,997
               Donaldson Lufkin Jenrette Senior Notes,
       3,000     5.875%, 4/01/02                                        2,994
               Federal Express Corporation Notes,
       1,500     9.65%, 6/15/12                                         1,817
               Federal Express Sinking Fund Pass-Thru Certificates,
         898     7.89%, 9/23/08                                           948
               First Interstate Bancorp Subordinated Notes,
         500     9.90%, 11/15/01                                          545
               First National Bank Omaha Subordinated Notes,
       1,600     7.32%, 12/01/10                                        1,636
               First USA Bank Senior Notes,
       1,000     5.85%, 2/22/01                                           998
               Fleet Mortgage Group Notes,
       2,405     6.50%, 6/15/00                                         2,423
               Ford Motor Credit Co. Debentures,
       1,097     9.50%, 4/15/00                                         1,139
               Ford Motor Credit Co. Medium Term Notes,
       1,000     9.03%, 12/30/09                                        1,128
               Ford Motor Credit Co. Notes,
       2,575     8.20%, 2/15/02                                         2,731
               Frontier Corporation Debentures,
       1,000     9.00%, 8/15/21                                         1,097
               General Motors Acceptance Corp. Debentures,
       2,217     9.375%, 4/01/00                                        2,292
               General Motors Acceptance Corp. Notes,
       1,000     9.625%, 12/15/01                                       1,091
                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS 40.1% (CONT.)
               Georgia Pacific Corp. Debentures:
      $1,150     9.50%, 12/01/11                                       $1,397
         775     9.50%, 5/15/22                                           871
               Goldman Sachs Group Notes,
       5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)<F1>     5,029
               Lehman Brothers Holdings, Inc. Notes:
       2,000     6.90%, 7/15/99                                         2,005
       1,500     6.65%, 11/08/00                                        1,513
       1,212     8.875%, 3/01/02                                        1,289
         800     8.75%, 5/15/02                                           851
               Lehman Brothers, Inc. Senior Subordinated Debentures,
       1,000     6.125%, 2/01/01                                        1,000
       2,450     11.625%, 5/15/05                                       3,030
               Marlin Water Trust Senior Notes,
       2,975     7.09%, 12/15/01 (Acquired 12/08/98; Cost $2,975)<F1>   3,008
               Merrill Lynch & Company Notes,
       7,000     5.75%, 11/04/02                                        6,967
               National Westminster Bank Debentures,
       1,700     9.375%, 11/15/03                                       1,914
               National Westminster Bank Subordinated Notes,
         700     9.45%, 5/01/01                                           745
               NCNB Corp. Subordinated Notes,
       2,380     10.20%, 7/15/15                                        3,122
               Newcourt Credit Group Notes,
       1,800     6.875%, 2/16/05 (Acquired 3/16/99, Cost $1,032)<F1>    1,850
               News America Holdings Debentures,
         750     10.125%, 10/15/12                                        863
               Paine Webber Group, Inc. Notes,
         500     8.875%, 3/15/05                                          550
               Paine Webber Group, Inc. Medium Term Notes:
       2,080      7.70%, 2/11/00                                        2,109
       3,000      7.115%, 1/27/04                                       3,075
               J.C. Penney Company, Inc. Debentures:
       1,950     9.75%, 6/15/21                                         2,134
         875     8.25%, 8/15/22                                           930
               Salomon, Inc. Senior Notes:
       1,450     7.75%, 5/15/00                                         1,483
       1,100     6.75%, 2/15/03                                         1,127
               Salomon Smith Barney Holdings, Inc. Notes,
       1,400     6.625%, 6/01/00                                        1,417
               The Charles Schwab Corp. Medium Term Notes,
         650     6.06%, 10/02/00                                          653
               Sears Roebuck Acceptance Corporation Notes,
       1,300     6.25%, 5/01/09                                         1,272
               Security Capital Group, Inc. Medium Term Notes
       1,700     7.75%, 11/15/03                                        1,709
               Security Pacific Corp. Subordinated Notes,
       1,158     11.00%, 3/01/01                                        1,251
               Toll Road Investors Bonds,
       4,800     0.00%, 2/15/04 (Acquired 4/23/99, Cost $3,591)<F1>     3,591


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS 40.1% (CONT.)
               Transamerica Financial Corporation Senior Notes,
      $3,225     6.125%, 11/01/01                                   $   3,241
               United Airlines Pass-Thru Certificates,
       3,152     7.27%, 1/30/13                                         3,184
               United HealthCare Corporation Notes,
       5,000     6.60%, 12/01/03 (Acquired 11/19/98, Cost $4,989)<F1>   5,004
                                                                   ----------
                                                                     $128,074
                                                                   ----------

               MORTGAGE-BACKED SECURITIES  3.7%
               Green Tree Financial Corp. Pass-Thru Certificates:
         160     Series 1993-4, Class A3, 6.25%, 1/15/19                  160
       1,500     Series 1994-4, Class A4, 7.95%, 7/15/19                1,547
               MDC Asset Investors Trust,
                 Real Estate Mortgage Investment Conduit (REMIC),
         597     Series VIII, Class 8, 7.75%, 9/25/17                     617
               Prudential Securities Financial Asset Funding Corp.,
       1,678     Series 1993-8, Class A, 5.775%, 11/15/14               1,668
               Prudential Securities Secured Financing Corp.:
       2,053     Series 1993-1, Class A, 6.44%, 2/16/21                 2,063
       2,060     Series 1994-5, Class A1, 5.66%, 5/25/25                2,027
               Salomon Brothers Mortgage Securities,
       1,022     Series 1986-1, Class A, 6.00%, 12/25/11                1,019
               Westam Mortgage Financial Corporation,
       2,652     Series 11, Class A, 6.36%, 8/26/20                     2,644
                                                                   ----------
                                                                       11,745
                                                                   ----------

               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED)  9.4%
               Banco Santander-Chile Notes,
       3,450     6.50%, 11/01/05                                        3,416
               Corp Andina De Fomento Notes,
         750     7.75%, 3/01/04                                           750
               Dresdner Bank Subordinated Debentures,
         650     7.25%, 9/15/15                                           660
               Ford Capital BV Debentures:
         175     9.875%, 5/15/02                                          193
         600     9.50%, 6/01/10                                           730
               Ford Capital BV Notes,
       4,153     10.125%, 11/15/00                                      4,420
               Hydro-Quebec Corporation Debentures,
       2,250     11.75%, 2/01/12                                        3,238
               Korea Development Bank Bonds:
       1,300     6.25%, 5/01/00                                         1,289
       1,075     7.125%, 9/17/01                                        1,076
               Korea Electric Power Debentures:
         820     7.75%, 4/01/13                                           783
         750     6.75%, 8/01/27                                           705
               Midland Bank PLC Subordinated Notes,
       4,225     6.95%, 3/15/11                                         4,282
               National Bank of Hungary Debentures,
       1,350     8.875%, 11/01/13                                       1,532

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED)
                 9.4% (CONT.)
               Norsk Hydro A/S Debentures,
   $   1,350     9.00%, 4/15/12                                       $ 1,602
               Pohang Iron & Steel Notes,
         875     7.125%, 7/15/04                                          847
               Quebec Province Guarantee,
         400     13.25%, 9/15/14                                          428
               Sumitomo Bank International Notes,
       1,600     9.55%, 7/15/00                                         1,618
               Wharf Capital International Ltd. Notes:
         800     8.875%, 11/01/04                                         759
       1,725     7.625%, 3/13/07                                        1,515
                                                                   ----------
                                                                       29,843
                                                                   ----------

               U.S. GOVERNMENT AGENCY-BACKED
                 MORTGAGE ISSUES  3.9%
               Federal Home Loan Mortgage Corporation (FHLMC)
                 Real Estate Mortgage Investment Conduit (REMIC):
         150     Series 1624, Class KE, 6.00%, 10/15/02                   151
         714     Series 1289, Class PR, 7.50%, 2/15/03                    726
         632     Series 1456, Class LA, 7.50%, 5/15/03                    649
         491     Series 1496, Class KA, 6.00%, 12/15/03                   492
         796     Series 8, Class VB, 7.00%, 4/25/03                       810
         300     Series 1551, Class E, 6.50%, 9/15/07                     303
         149     Series 1101, Class L, 6.95%, 9/15/20                     149
         504     Series 1167, Class E, 7.50%, 11/15/21                    516
       1,532     Series 1286, Class A, 6.00%, 5/15/22                   1,516
               Federal National Mortgage Association (FNMA)
                 Real Estate Mortgage Investment Conduit (REMIC):
         290     Series 1993-23, Class PU, 7.50%, 1/25/00                 291
         500     Series 1992-73, Class L, 7.50%, 1/25/01                  504
         964     Series 1992-18, Class HB, 7.20%, 3/25/02                 972
       3,500     Series 1993-37, Class B, 7.00%, 7/25/02                3,546
         699     Series 1992-103, Class L, 7.50%, 11/25/02                709
         357     Series 1990-89, Class K, 6.50%, 7/25/20                  358
         287     Series 1991-77, Class PH, 7.00%, 11/25/20                287
          77     Series 1991-82, Class PL, 7.00%, 12/15/20                 77
               U.S. Department of Veterans Affairs Mortgage
                 Trust (REMIC),
         500     Series 1992-2, Class J, 7.00%, 3/15/01                   505
                                                                   ----------
                                                                       12,561
                                                                   ----------


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               U.S. TREASURY OBLIGATIONS  25.7%
               U.S. Treasury Bonds:
  $   10,000     13.75%, 8/15/04                                   $   13,797
      29,600     10.75%, 8/15/05                                       37,925
               U.S. Treasury Strips, Principal Only,
      40,975     0.00%, 11/15/04                                       30,463
                                                                   ----------
                                                                       82,185
                                                                   ----------

               Total Long-Term Investments (Cost $298,601)            300,718
                                                                   ==========



    Number
   of Shares
(in thousands)
---------------

               SHORT-TERM INVESTMENTS 5.9%
               INVESTMENT COMPANIES  5.9%
       3,589   Financial Square Prime Obligation Fund                   3,589
      15,285   Short-Term Investments Co. Liquid Assets Portfolio      15,285
                                                                   ----------

               Total Short-Term Investments (Cost $18,874)             18,874
                                                                   ----------

               Total Investments (Cost $317,475)  100.1%              319,592
                                                                   ----------

               Liabilities, less Other Assets  (0.1)%                   (233)
                                                                   ----------

               TOTAL NET ASSETS  100.0%                              $319,359
                                                                   ==========


               <F1> Unregistered security

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               GENERAL OBLIGATION  6.9%
               Elgin Illinois,
     $ 2,990     7.25%, 1/01/04                                       $ 3,406
               Lake County, Illinois, School District 112,
       1,415     9.00%, 12/01/05                                        1,802
               Washington State:
         100     6.75%, 10/01/01                                          101
       1,500     6.30%, 9/01/02                                         1,602
                                                                   ----------
               Total General Obligation (Cost $8,577)                   6,911
                                                                   ----------

               REVENUE BONDS  3.0%
               HOUSING  1.1%
               South Dakota Housing Development Authority -
                 Homeownership Mortgage,
       1,105     4.85%, 5/01/01                                         1,115
                                                                   ----------

               UNIVERSITY  0.4%
               New England Education Student Loan
               Marketing Corporation,
         360     5.80%, 3/01/02                                           377
                                                                   ----------

               UTILITIES  1.5%
               Scottsdale Arizona Water and Sewer,
       1,290     7.00%, 7/01/06                                         1,520
                                                                   ----------

               Total Revenue Bonds (Cost $5,963)                        3,012
                                                                   ----------

               PREREFUNDED AND ESCROWED
                 TO MATURITY  69.2%
               Adams County, Mississippi Hospital Revenue,
       1,000     8.00%, 10/01/16, Prerefunded 10/01/01                  1,120
               Alaska State Housing Finance Corporation,
       1,465     6.375%, 12/01/12, Prerefunded 12/01/02                 1,622
               Anniston, Alabama Regional Medical Center Board Project,
       1,400     8.00%, 7/01/11, Escrowed to Maturity                   1,755
               Arizona State Municipal Funding Program,
       1,500     8.75%, 8/01/07, Escrowed to Maturity                   1,975
               Arizona Health Facilities Hospital Revenue,
       2,000     7.25%, 11/01/14, Prerefunded 11/01/03                  2,148
               Cherokee County, Oklahoma,
       1,340     0.00%, 11/01/11, Escrowed to Maturity                    734
               Chicago, Illinois Motor Fuel Tax Revenue,
       1,000     7.05%, 1/01/07, Prerefunded 1/01/01                    1,075
               Clark County, Nevada School District,
         370     7.00%, 6/01/09, Prerefunded 6/01/01                      399
               Cleveland, Ohio Parking Facilities Revenue,
       1,125     8.10%, 9/15/22, Prerefunded 9/15/02                    1,296
               Convention Center Authority - Rhode Island Revenue,
       1,000     6.65%, 5/15/12, Prerefunded 5/15/01                    1,079
               Delaware County, Pennsylvania - Elwyn Inc. Project,
       1,000     8.35%, 6/01/15, Prerefunded 6/01/00                    1,073


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               PREREFUNDED AND ESCROWED
                 TO MATURITY  69.2% (CONT.)
               Delaware State Economic Development Authority,
                 First Mortgage; GilpinHall Project
    $  2,800     7.625%, 7/01/25, Prerefunded 7/01/05               $   3,384
               Delaware State Health Facilities Authority Revenue,
       1,265     7.00%, 10/01/15, Prerefunded to Various Dates          1,453
               Des Plaines, Illinois Hospital Facilities -
                 Holy Family Hospital Project,
         620     10.75%, 1/01/14, Prerefunded 7/01/02                     750
               Detroit, Michigan Water Supply System,
       1,000     6.25%, 7/01/12, Prerefunded 7/01/02                    1,066
               Douglas County, Nebraska Hospital Authority Revenue,
       1,000     7.25%, 11/01/21, Prerefunded 11/01/01                  1,105
               Farmington, New Mexico Power Revenue Bonds,
       1,890     9.875%, 1/01/13, Prerefunded 7/01/05                   2,485
               Fruita, Colorado, Escrowed to Maturity:
         370     9.25%, 10/01/01                                          398
         495     9.25%, 4/01/03                                           581
               Fulco, Georgia Hospital Authority Anticipation Certificates,
       1,090     6.25%, 9/01/13, Prerefunded 9/01/02                    1,197
               Granite, Illinois Single Family Mortgage Revenue,
       1,000     7.75%, 10/01/11, Escrowed to Maturity                  1,194
               Hodgkins, Illinois,
       1,200     9.50%, 12/01/09, Prerefunded 12/01/01                  1,404
               Houston, Texas Airport Systems Revenue,
         950     8.20%, 7/01/05, Escrowed to Maturity                   1,128
               Illinois Educational Facilities Authority -
                 Chicago College Of Osteopathic Medicine,
         160     8.75%, 7/01/99, Escrowed to Maturity                     161
               Illinois Educational Facilities Authority - Loyola University,
       3,355     7.125%, 7/01/21, Prerefunded 7/01/01                   3,663
               Illinois Health Facilities Authority Revenue,
                 Memorial Hospital,
       1,000     7.25%, 5/01/22, Prerefunded 5/01/02                    1,119
               Illinois Health Facilities Authority Revenue,
                 Evangelical - A
       1,320     6.75%, 4/15/12, Escrowed to Maturity                   1,548
               Intermountain Power Agency, Utah Supply Revenue,
       2,500     0.00%, 7/01/21, Prerefunded 7/01/00                      289
               Kentucky State Turnpike Authority Revenue,
       1,400     7.20%, 7/01/09, Escrowed to Maturity                   1,622
               Louisiana Public Facilities Authority Hospital Revenue,
       1,915     7.25%, 10/01/22, Prerefunded 10/01/02                  2,167
               Louisville, Kentucky Water & Sewer Revenue,
       1,250     6.00%, 11/15/07, Escrowed to Maturity                  1,407
               Loveland, Colorado, Water Utility Improvements,
       1,365     8.875%, 11/01/05, Escrowed to Maturity                 1,672
               Maricopa County, Arizona School District No. 1, Phoenix
       1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01        1,072
               Massachusetts State Health and Educational Facilities,
       1,000     7.75%, 7/15/17, Prerefunded 7/15/02                    1,141

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               PREREFUNDED AND ESCROWED
               TO MATURITY  69.2% (CONT.)
               Metropolitan Government Nashville & Davidson County,
                 Tennessee Water & Sewer,
     $ 9,010     0.00%, 12/01/13, Prerefunded 12/01/02               $  2,516
               Michigan State Hospital Financial Authority,
                 Sisters of Mercy Health Corp.,
         900     7.50%, 2/15/18, Prerefunded 2/15/01                      978
               Minneapolis' Minnesota Hospital and Rehabilitation,
                 St. Mary's Hospital;
       1,295     10.00%. 6/01/13, Escrowed to Maturity                  1,787
               New Jersey State Turnpike Authority Revenue,
         505     6.75%, 1/01/09, Escrowed to Maturity                     554
               Oklahoma State Industrial Authority Revenue,
                 St. Anthony Hospital,
       1,060     6.125%, 6/01/03, Escrowed to Maturity                  1,139
               Peninsula Ports Authority Virginia Health Care
                 Facilities - Mary Immaculate Project:
         940     7.00%, 8/01/17, Prerefunded to 8/01/04 & 8/01/06       1,057
       1,060     7.00%, 8/01/17, Prerefunded to 8/01/04 & 8/01/06       1,192
               Pennsylvania State Industrial Development Authority -
                 Series A,
       1,000     7.00%, 1/01/11, Prerefunded 7/01/11                    1,089
               Phoenix, Arizona Street & Highway Users, Partially
                 Prerefunded 7/01/02, Remainder Escrowed to Maturity:
         177     6.50%, 7/01/09                                           193
         823     6.50%, 7/01/09                                           895
         703     6.25%, 7/01/11                                           770
       3,997     6.25%, 7/01/11                                         4,375
               Regional Transportation Authority, Illinois Series B
       1,000     6.00%, 6/01/07, Prerefunded 6/01/04                    1,111
               San Marcos, California Certificates of Participation,
       1,085     0.00%, 2/15/06, Escrowed to Maturity                     826
               Tulsa County, Oklahoma Home Finance Authority Single
               Family Mortgage Revenue,
       1,710     6.90%, 8/01/10, Escrowed to Maturity                   2,032
               Tulsa County, Oklahoma Industrial Authority
                 Health Care Revenue,
         740     6.75%, 12/15/18, Prerefunded 6/15/01                     801
               University of Illinois,
       1,005     6.10%, 10/01/03, Escrowed to Maturity                  1,099
               Wausau, Wisconsin School District,
       1,000     6.50%, 4/01/10, Prerefunded 4/01/02                    1,077
                                                                   ----------

               Total Prerefunded and Escrowed to Maturity
                  (Cost $63,782)                                       69,773
                                                                   ----------

               INSURED BONDS  16.2%
               EDUCATION  2.5%
               Cook County, Illinois Niles Twp. School District,
       1,560     0.00%, 12/01/07                                        1,064
               Cook County, Illinois Cicero School District,
       1,000     8.50%, 12/01/04                                        1,220
               Merrillville, Indiana Multi-School Building Corporation,
         200     6.375%, 7/01/03                                          219
                                                                   ----------
                                                                        2,503
                                                                   ----------


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               ELECTRIC  2.2%
               Springfield, Illinois Electric Revenue:
     $ 1,000     6.00%, 3/01/04                                      $  1,089
       1,050     6.00%, 3/01/06                                         1,164
                                                                   ----------
                                                                        2,253
                                                                   ----------

               GENERAL OBLIGATION  8.2%
               Amarillo, Texas Independent School District,
       1,035     7.00%, 2/01/06                                         1,204
               Bolingbrook, Illinois,
       1,080     0.00%, 1/01/05                                           850
               Chicago, Illinois,
         675     11.60%, 1/01/01                                          763
               Maricopa County, Arizona Elementary School District
                 No. 068, Alhambra,
       2,500     5.625%, 7/01/13, Partially Prerefunded                 2,649
               Palatine, Illinois,
       1,405     9.90%, 1/01/16, Crossover Refunded 1/01/00             1,494
               Rocklin, California Unified School District,
       1,235     6.70%, 9/01/04                                         1,306
                                                                   ----------
                                                                        8,266
                                                                   ----------

               PUBLIC FACILITIES & IMPROVEMENTS  3.3%
               Illinois State Certificates of Participation,
       1,000     6.00%, 7/01/06                                         1,108
               Mun-Del Building Corp., Indiana,
       1,000     7.00%, 1/05/05                                         1,045
               Texas State Turnpike Authority, Dallas,
       1,000     6.50%, 1/01/08                                         1,158
                                                                        3,311
                                                                   ----------

               Total Insured Municipal Bonds (Cost $15,927)          $ 16,333
                                                                   ----------

   Number
 of Shares
(in thousands)
--------------

               INVESTMENT COMPANIES  2.9%
          10   Financial Square Tax-Exempt Money Market                    10
       2,905   Tax Free Investment Trust                                2,905
                                                                   ----------

               Total Investment Companies (Cost $2,915)                 2,915
                                                                   ----------

               Total Investments (Cost $97,164) 98.2%                  98,944
                                                                   ----------

               Other Assets, less Liabilities 1.8%                      1,858
                                                                   ----------

               TOTAL NET ASSETS  100.0%                              $100,802
                                                                   ==========

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               LONG-TERM INVESTMENTS  97.5%
               ASSET-BACKED SECURITIES  3.3%
               CREDIT CARD RECEIVABLES  3.2%
               Chemical Master Credit Card Trust,
     $ 1,520     Series 1995-3, Class A, 6.23%, 4/15/05              $  1,543
               Citibank Credit Card Master Trust I, Principal Only:
       6,465     Series 1996-1, Class A, 0.00%, 2/07/01                 5,868
       5,000     Series 1997-6, Class A, 0.00%, 8/15/06                 3,612
               Household Affinity Credit Card Master Trust I,
       3,750     Series 1993-2, Class A, 5.60%, 11/15/00                3,761
               Sears Credit Account Master Trust,
       1,488     Series 1995-2, Class A, 8.10%, 1/15/01                 1,523
                                                                   ----------
                                                                       16,307
                                                                   ----------

               HOME EQUITY LOAN RECEIVABLES  0.1%
               Green Tree Home Improvement Loan Trust:
         273     Series 1995-F, Class A4, 6.15%, 1/15/21                  274
         320     Series 1995-D, Class A3, 6.45%, 9/15/25                  321
                                                                   ----------
                                                                          595
                                                                   ----------
               CORPORATE BONDS  40.2%
               Aetna Services, Inc. Debentures,
       1,800     6.75%, 9/15/13                                         1,742
               Alabama Power Company First Mortgage Bond,
       1,000     9.00%, 12/01/24                                        1,068
               American Airline Equipment Pass-Thru Certificates,
       1,500     10.21%, 1/01/10                                        1,807
               Associated P&C Holdings Notes,
       2,000     6.75%, 7/15/03 (Acquired 11/5/98, Cost $2,031)<F1>     1,970
               BankAmerica Corporation Subordinated Notes,
       3,539     10.00%, 2/01/03                                        3,995
               Barclays North American Capital Corp. Debentures,
         925     9.75%, 5/15/21                                         1,019
               BankBoston Notes,
       2,500     6.375%, 4/15/08                                        2,467
               Bear Stearns Company Notes,
          63     6.50%, 6/15/00                                            64
               Bear Stearns Company Senior Notes,
         500     6.75%, 8/15/00                                           507
               Boston Edison Company Debentures,
       4,900     9.375%, 8/15/21                                        5,380
               Continental Airlines, Inc. Pass-Thru Certificates,
       2,681     6.80%, 7/02/07                                         2,681
               Continental Bank Subordinated Notes,
       1,963     12.50%, 4/01/01                                        2,164
               Continental Cablevision, Inc. Debentures,
       8,200     9.50%, 8/01/13                                         9,761
               CSX Corporation, Medium Term Notes,
       3,000     5.85%, 12/01/03                                        2,954
               Federal Express Corporation Debentures,
       2,163     9.625%, 10/15/19                                       2,269
               Federal Express Corporation Notes,
       4,400     9.65%, 6/15/12                                         5,330


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               CORPORATE BONDS  40.2% (CONT.)
               First Chicago Corp. Subordinated Notes,
    $  1,270     9.875%, 8/15/00                                     $  1,336
               First National Bank Chicago Debentures,
       1,350     8.08%, 1/05/18                                         1,464
               First National Bank Omaha Subordinated Notes,
       3,100     7.32%, 12/01/10                                        3,170
               First Union Corporation Subordinated Notes,
       3,000     8.125%, 6/24/02                                        3,182
               First USA Bank Notes,
       1,125     5.85%, 2/22/01                                         1,123
               Ford Motor Company Debentures,
       2,650     9.215%, 9/15/21                                        3,256
               Geico Corporation Debentures,
       2,000     9.15%, 9/15/21                                         2,186
               General Motors Acceptance Corp. Notes,
       2,694     9.625%, 12/15/01                                       2,939
               Georgia Pacific Corp. Debentures:
       1,511     9.50%, 12/01/11                                        1,836
       4,605     9.875%, 11/01/21                                       5,179
         975     9.50%, 5/15/22                                         1,096
               Goldman Sachs Group Notes,
      10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $9,974) <F1>   10,057
               GTE North, Inc. Debentures,
       1,100     9.60%, 1/01/21                                         1,207
               Harris Bankcorp Subordinated Notes,
       1,065     9.375%, 6/01/01                                        1,134
               Lehman Brothers Holdings, Inc. Medium Term Notes,
       3,825     6.65%, 11/08/00                                        3,859
               Lehman Brothers Holdings, Inc. Notes,
       1,700     6.90%, 7/15/99                                         1,704
               Lehman Brothers, Inc. Senior Subordinated Notes:
       7,232     10.00%, 5/15/99                                        7,240
       2,365     9.875%, 10/15/00                                       2,489
       2,620     11.625%, 5/15/05                                       3,240
       1,500   Lehman Brothers Holdings, Inc. Senior Notes,
                 8.75%, 5/15/02                                         1,595
               Marlin Water Trust Senior Notes,
       5,175     7.09%, 12/15/01 (Acquired 12/8/98, Cost $5,175)<F1>    5,233
               The May Department Stores Company Debentures,
       1,725     9.875%, 6/15/21                                        1,921
               Merrill Lynch & Co. Medium Term Notes,
       5,000     5.88%, 1/15/04                                         4,955
               National Westminster Bancorp. Inc., Debentures,
       1,000     9.375%, 11/15/03                                       1,126
                NCNB Corp. Subordinated Notes,
       5,155     10.20%, 7/15/15                                        6,762
               Newcourt Credit Group Notes,
       5,000     6.875%, 2/16/05 (Acquired 3/16/99, Cost $5,161)<F1>    5,146
               News America Holdings Debentures,
       2,200     10.125%, 10/15/12                                      2,531

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------
               CORPORATE BONDS  40.2% (CONT.)
               Northwest Airlines Corp. Pass-Thru Certificates,
      $7,351     7.248%, 7/02/14                                     $  7,154
               Old Dominion Electric Co-op First Mortgage,
       3,150     8.76%, 12/01/22                                        3,496
               Paine Webber Group, Inc. Notes:
       2,500     6.45%, 12/01/03                                        2,491
       1,540     8.875%, 3/15/05                                        1,694
               Paine Webber Group, Inc. Medium Term Notes,
       2,450     6.73%, 1/20/04                                         2,473
               Parker Hannifin Debentures,
         400     9.75%, 2/15/21                                           434
               J.C. Penney Company, Inc. Debentures:
       4,000     9.75%, 6/15/21                                         4,378
       1,000     8.25%, 8/15/22                                         1,063
               Salomon, Inc. Notes,
       3,450     7.00%, 6/15/03                                         3,569
               Salomon, Inc. Senior Notes:
       2,850     7.75%, 5/15/00                                         2,914
       2,100     6.75%, 2/15/03                                         2,152
               Security Capital Group, Inc. Medium Term Notes,
       2,850     7.75%, 11/15/03                                        2,864
               Security Pacific Corporation Subordinated Notes,
         742     11.50%, 11/15/00                                         798
               Sprint Capital Corporation Company Guarantee,
       5,000     5.70%, 11/15/03                                        4,919
               Tenneco, Inc. Debentures,
       3,150     7.45%, 12/15/25                                        3,050
               Time Warner, Inc. Debentures,
       2,200     9.125%, 1/15/13                                        2,670
               Toll Road Investors Debentures,
       5,800     0.00%, 2/15/04 (Acquired 4/23/99, Cost $4,339)<F1>     4,339
               Transamerica Finance Corporation Senior Notes,
       5,675     6.125%, 11/01/01                                       5,703
               Union Camp Corp. Debentures,
         850     10.00%, 5/01/19                                          893
               United HealthCare Corporation Notes,
      10,000     6.60%, 12/01/03 (Acquired 11/19/98, Cost $9,977)<F1>  10,009
               U.S. West Communications Debentures,
       1,000     8.875%, 6/01/31                                        1,092
               Western National Corporation Senior Notes,
       2,456     7.125%, 2/15/04                                        2,533
               Westvaco Corp. Debentures,
       1,200     10.125%, 6/01/19                                       1,264
                                                                   ----------
                                                                      204,096
                                                                   ----------

               MORTGAGE-BACKED SECURITIES 0.4%
               Prudential Securities Secured Financing Corp.,
       2,166     Series 1993-1, Class A, 6.44%, 2/16/21                 2,176
                                                                   ----------


   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               INTERNATIONAL/YANKEE (U.S. $ DENOMINATED)  12.8%
               Banco Santander-Chile Notes,
     $ 4,925     6.50%, 11/01/05                                      $ 4,876
               Dresdner Bank Subordinated Debentures,
       3,500     7.25%, 9/15/15                                         3,555
               Ford Capital BV Debentures,
         560     9.875%, 5/15/02                                          617
               Ford Capital BV Notes:
       4,072     10.125%, 11/15/00                                      4,334
       4,025     9.375%, 5/15/01                                        4,297
       1,400     9.50%, 6/01/10                                         1,704
               Household Netherlands BV Company Guarantee,
      10,000     6.20%, 12/01/03                                       10,013
               Hydro-Quebec Corporation Debentures:
       3,500     11.75%, 2/01/12                                        5,037
         750     9.75%, 1/15/18                                           836
               Korea Development Bank Bond,
       2,300     7.125%, 9/17/01                                        2,301
               Korea Electric Power Debentures:
       2,020     7.75%, 4/01/13                                         1,928
       1,400     6.75%, 8/01/27                                         1,315
               Midland Bank PLC Subordinated Notes,
       5,000     6.95%, 3/15/11                                         5,068
               National Bank of Hungary Debentures,
       2,490     8.875%, 11/01/13                                       2,825
               Newfoundland (Province of) Canada,
       1,975     10.00%, 12/01/20                                       2,665
                Norsk Hydro A/S Debentures,
       2,900     9.00%, 4/15/12                                         3,441
               Pohang Iron & Steel Notes,
       1,575     7.125%, 7/15/04                                        1,525
               Quebec Province Debentures,
       2,000     11.00%, 6/15/15                                        2,186
               Sweden (Kingdom of) Debentures,
       1,100     11.125%, 6/01/15                                       1,601
               Wharf Capital International Ltd. Notes:
       2,700     8.875%, 11/01/04                                       2,562
       2,675     7.625%, 3/13/07                                        2,349
                                                                   ----------
                                                                       65,035
                                                                   ----------

               U.S. GOVERNMENT AGENCY-BACKED
                 MORTGAGE ISSUES  7.3%
                 Federal Home Loan Mortgage Corporation (FHLMC),
          80     Participation Certificates, 7.50%, 4/01/07                81
               Federal Home Loan Mortgage Corporation (FHLMC)
Real Estate Mortgage Investment Conduit (REMIC):
         428     Series 6, Class C, 9.05%, 6/15/19                        443
         736     Series 1022, Class J, 6.00%, 12/15/20                    730
         130     Series 1169, Class D, 7.00%, 5/15/21                     131
       2,043     Series 162, Class F, 7.00%, 5/15/21                    2,066
       1,776     Series 1118, Class Z, 8.25%, 7/15/21                   1,830

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS
BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

   Principal                                                         Market
    Amount                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               U.S. GOVERNMENT AGENCY-BACKED
                 MORTGAGE ISSUES  7.3% (CONT.)
   $   1,560     Series 188, Class H, 7.00%, 9/15/21               $    1,577
       1,059     Series 1201, Class E, 7.40%, 12/15/21                  1,076
       1,632     Series 1790-A, Class A, 7.00%, 4/15/22                 1,648
               Federal National Mortgage Association (FNMA),
                 Participation Certificates:
         280     Series 317, 7.50%, 8/01/07                               288
          95     Series 1464, 7.75%, 6/01/08                              100
               Federal National Mortgage Association (FNMA)
                 Real Estate Mortgage Investment Conduit (REMIC):
           3     Series 1992-29, Class K, 977.92%, 11/25/00                18
         555     Series 1993-87, Class KD, 6.00%, 6/25/03                 552
          16     Series 1992-145, Class N, 1,010.06%, 1/25/06             266
       4,733     Series 1998-59, Class VA, 6.50%, 3/25/07               4,777
         807     Series X-225C, Class TE, 5.45%, 10/25/18                 805
         875     Series 1988-24, Class G, 7.00%, 10/25/18                 886
         824     Series 1989-44, Class H, 9.00%, 7/25/19                  860
         194     Series 1989-90, Class E, 8.70%, 12/25/19                 205
         841     Series 1990-30, Class E, 6.50%, 3/25/20                  844
         808     Series 1990-61, Class H, 7.00%, 6/25/20                  818
         482     Series 1990-72, Class B, 9.00%, 7/25/20                  504
         637     Series 1990-102, Class J, 6.50%, 8/25/20                 637
       3,123     Series 1990-105, Class J, 6.50%, 9/25/20               3,126
         550     Series 1990-106, Class J, 8.50%, 9/25/20                 570
       2,680     Series 1991-56, Class M, 6.75%, 6/25/21                2,691
       1,130     Series 1992-120, Class C, 6.50%, 7/25/22               1,129
               FDIC REMIC Trust
       8,402     Series 1996-C1, Class 1A, 6.75%, 5/25/26               8,377
                                                                   ----------
                                                                       37,035
                                                                   ----------

               U.S. TREASURY OBLIGATIONS  33.5%
               U.S. Treasury Bonds:
       9,000     10.75%, 8/15/05                                       11,531
     107,330     9.25%, 2/15/16                                       145,200
               U.S. Treasury Strips, Principal Only,
      18,300     0.00%, 11/15/04                                       13,606
                                                                      170,337
                                                                   ----------

               Total Long-Term Investments (Cost $474,689)            495,581
                                                                   ----------


   Number of                                                         Market
    Shares                                                            Value
(in thousands)                                                   (in thousands)
--------------                                                   ---------------

               SHORT-TERM INVESTMENTS  1.5%
               INVESTMENT COMPANIES  1.5%
          10   Financial Square Prime Obligation Fund               $      10
       7,635   Short-Term Investments Co. Liquid Assets Portfolio       7,635
                                                                   ----------
                                                                        7,645
                                                                   ----------

               Total Short-Term Investments (Cost $7,645)               7,645
                                                                   ----------

               Total Investments (Cost $482,334) 99.0%                503,226
                                                                   ----------

               Other Assets, less Liabilities 1.0%                      4,894
                                                                   ----------

               TOTAL NET ASSETS  100.0%                              $508,120
                                                                   ==========


        <F1> Unregistered security

                     See notes to the financial statements.

                      This page intentionally left blank.

                                                            (LOGO) FIRSTAR FUNDS

                                                                       June 1999

DEAR SHAREOWNER:

INVESTMENT REVIEW

Money market funds generated strong inflation-adjusted returns over the past six months as commercial paper interest rates fell from approximately 5.15% in October of 1998 to 4.80% in April of 1999. Additionally, the Federal Reserve lowered the Federal Funds rate by .25% on November 17, 1998. The Firstar Money Market Funds were managed with slightly longer maturities versus their respective benchmarks over the last six months.

Firstar Money Market Funds are managed with quality and safety of principal as our primary goals. All securities purchased by the Funds must meet our own internal high standards for representing minimal credit risk as well as the strict guidelines set by the Securities and Exchange Commission ("SEC"). Our Credit research team closely monitors all investments to ensure quality standards are met.

--------------------------------------------------------------------------------
                    FIRSTAR MONEY MARKET FUNDS 7-DAY YIELDS
--------------------------------------------------------------------------------

PERIOD ENDED APRIL 30, 1999

---------------------------------------------------------------------------------------------------------------------
                       INSTITUTIONAL            TAX-EXEMPT          U.S. GOVERNMENT               U.S. TREASURY
  MONEY MARKET          MONEY MARKET           MONEY MARKET          MONEY MARKET                  MONEY MARKET
    FUND<F1>              FUND<F1>                 FUND                  FUND                          FUND
CURRENT  EFFECTIVE    CURRENT EFFECTIVE     CURRENT  EFFECTIVE     CURRENT  EFFECTIVE          CURRENT    EFFECTIVE
  4.18%    4.27%       4.55%    4.66%        2.77%     2.81%        4.12%     4.21%             3.83%       3.90%
---------------------------------------------------------------------------------------------------------------------





<F1>After fee waivers. Had fees not been waived, current and effective yields would have been 4.09% and 4.18% for the Money Market Fund; and 4.32% and 4.43% for the Institutional Money Market Fund, respectively. Reflects past performance; yields will vary. An investment in any one of the Firstar Money Market Funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

Current yield refers to income earned by a fund's investments over a 7-day period. It is then annualized and stated as a percentage of the investment. Effective yield is the same as current yield except that it assumes the income earned by an investment in a fund will be reinvested.

                                                            (LOGO) FIRSTAR FUNDS

------------------------------------------------------------------------------------------------------------------------------------
                                          FIRSTAR MONEY MARKET FUNDS YIELD COMPARISONS<F1>
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        IBC'S
                                                                                        MONEY
                                                                          FIRSTAR       FUND                                 IBC'S
                                                   FIRSTAR     IBC'S    TAX-EXEMPT   AVERAGE/TM/  FIRSTAR  IBC'S   FIRSTAR   MONEY
                    IBC'S    FIRSTAR     IBC'S       TAX-      MONEY       MONEY    ALL TAX-FREE   U.S.    MONEY    U.S.     FUND
        FIRSTAR  MONEY FUND   INST.      INST.      EXEMPT     FUND     MARKET TAX       TAX      GOV'T.    FUND  TREASURY AVERAGE-/
         MONEY   AVERAGE/TM/  MONEY   AVERAGE/TM/   MONEY   AVERAGE/TM/ EQUIVALENT   EQUIVALENT    MONEYAVERAGE/TM/ MONEY    U.S.
        MARKET   ALL TAXABLE  MARKET  ALL TAXABLE   MARKET ALL TAX-FREE  YIELD<F2>    YIELD<F2>   MARKET   GOV'T.  MARKET  TREASURY
------------------------------------------------------------------------------------------------------------------------------------
1999
April     4.19%     4.32%      4.56%    4.49%        2.44%     2.58%       3.81%        4.03%      4.13%   4.14%    3.87%    3.98%
------------------------------------------------------------------------------------------------------------------------------------
March     4.24%     4.35%      4.59%    4.52%        2.28%     2.44%       3.56%        3.81%      4.15%   4.17%    3.85%    4.00%
------------------------------------------------------------------------------------------------------------------------------------
February  4.31%     4.36%      4.65%    4.54%        2.00%     2.16%       3.13%        3.38%      4.17%   4.16%    3.76%    3.96%
------------------------------------------------------------------------------------------------------------------------------------
January   4.51%     4.46%      4.79%    4.61%        2.42%     2.56%       3.78%        4.00%      4.31%   4.21%    3.84%    3.99%
------------------------------------------------------------------------------------------------------------------------------------
1998
December  4.75%     4.54%      4.89%    4.68%        2.79%     2.69%       4.36%        4.20%      4.44%   4.29%    4.08%    4.02%
------------------------------------------------------------------------------------------------------------------------------------
November  4.79%     4.60%      4.98%    4.75%        2.66%     2.69%       4.16%        4.20%      4.49%   4.35%    4.11%    4.09%
------------------------------------------------------------------------------------------------------------------------------------
October   4.91%     4.73%      5.14%    4.88%        2.76%     2.78%       4.31%        4.34%      4.68%   4.48%    4.29%    4.26%
------------------------------------------------------------------------------------------------------------------------------------
September 5.02%     4.98%      5.26%    5.15%        2.79%     2.93%       4.36%        4.58%      4.90%   4.80%    4.61%    4.58%
------------------------------------------------------------------------------------------------------------------------------------
August    5.03%     5.01%      5.29%    5.18%        2.79%     2.79%       4.36%        4.36%      4.91%   4.84%    4.68%    4.62%
------------------------------------------------------------------------------------------------------------------------------------
July      5.04%     5.01%      5.30%    5.19%        2.80%     2.86%       4.38%        4.47%      4.90%   4.83%    4.61%    4.63%
------------------------------------------------------------------------------------------------------------------------------------
June      5.03%     5.01%      5.29%    5.18%        3.03%     3.04%       4.73%        4.75%      4.88%   4.84%    4.52%    4.63%
------------------------------------------------------------------------------------------------------------------------------------
May       5.02%     5.00%      5.27%    5.17%        3.24%     3.23%       5.06%        5.05%      4.87%   4.82%    4.57%    4.63%
------------------------------------------------------------------------------------------------------------------------------------


We compare our Funds to the IBC's Money Fund Averages, which are composites of professionally managed money market investment funds with similar objectives.

<F1>After fee waivers. Had fees not been waived, performance would be reduced.
Reflects past performance; yields will vary. An investment in any one of the Firstar Money Market Funds is neither insured nor guaranteed by the U.S. Government nor is there any assurance the Funds will be able to maintain a stable net asset value of $1.00 per share.

<F2>Assumes a 36% tax bracket.

LOOKING AHEAD - THE FORECAST
Looking ahead, we expect a slight increase in short-term interest rates as some inflationary concerns have arisen in the economy. We anticipate maintaining average maturities in the Firstar Money Market Funds that are consistent with their respective benchmarks. As always, our goal is to maintain the high credit quality of the Funds while closely monitoring corporate credit quality.

We continue to pride ourselves on meeting three important objectives for our money market shareholders: PRESERVATION OF PRINCIPAL, LIQUIDITY AND COMPETITIVE INVESTMENT INCOME. We believe these principles, combined with a disciplined approach to quality, continue to be appropriate for our money market investors.

Your continued support in the Firstar Money Market Funds is greatly appreciated.

Carl J. Smith
Margaret Radske
Portfolio Managers
Firstar Investment Research & Management Company, LLC (FIRMCO)

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
APRIL 30, 1999 (UNAUDITED)
                                                                                            U.S.                 U.S.
                                                      INSTITUTIONAL      TAX-EXEMPT      GOVERNMENT            TREASURY
                                         MONEY            MONEY            MONEY           MONEY                MONEY
                                      MARKET FUND      MARKET FUND      MARKET FUND     MARKET FUND          MARKET FUND
                                      ------------   ---------------    ------------   -------------         ------------
ASSETS:
    Investments, at amortized cost      $294,072      $2,663,370         $135,051         $280,860            $123,315
    Cash                                       -               -                -                -                 207
    Interest receivable                      195           2,156            1,076              248               1,049
    Other                                     70              15               14               10                  13
                                       ---------       ---------        ---------        ---------           ---------

      Total Assets                       294,337       2,665,541          136,141          281,118             124,584
                                       ---------       ---------        ---------        ---------           ---------

LIABILITIES:
    Dividends payable                      1,059           9,227              277              898                 347
    Payable to affiliates                    215             861              101              194                  79
    Accrued expenses and other liabilities    12              34               34               10                  13
                                       ---------       ---------        ---------        ---------           ---------

      Total Liabilities                    1,286          10,122              412            1,102                 439
                                       ---------       ---------        ---------        ---------           ---------

NET ASSETS                              $293,051      $2,655,419         $135,729         $280,016            $124,145
                                       =========       =========        =========        =========           =========

CAPITAL STOCK, $.0001 par value
    Authorized                         5,000,000       5,000,000        5,000,000        5,000,000           5,000,000
    Issued and outstanding               293,051       2,655,419          135,729          280,016             124,145

NET ASSET VALUE,
    REDEMPTION PRICE AND
    OFFERING PRICE PER SHARE               $1.00           $1.00            $1.00            $1.00               $1.00
                                       =========       =========        =========        =========           =========


                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
PERIOD ENDED APRIL 30, 1999                                                                 U.S.                 U.S.
(UNAUDITED)                                           INSTITUTIONAL      TAX-EXEMPT      GOVERNMENT            TREASURY
                                         MONEY            MONEY            MONEY           MONEY                MONEY
                                      MARKET FUND      MARKET FUND      MARKET FUND     MARKET FUND          MARKET FUND
                                      ------------   ---------------    ------------   -------------         ------------

INVESTMENT INCOME:
    Interest income                       $7,433         $52,552           $2,030           $6,206              $2,308
                                       ---------       ---------        ---------        ---------           ---------

EXPENSES:
    Investment advisory fees                 720           5,007              328              629                 250
    Administration fees                      154           1,097               70              135                  54
    Service organization fees                 50               -                -                -                   -
    Custody fees                              21             135               14               17                   5
    Shareowner servicing
       and accounting costs                  156              44               31               36                  29
    Professional fees                         18              15               15               17                  16
    Reports to shareowners                    55               6                2                7                   2
    Federal and state registration fees       16              88               10               11                   9
    Directors' fees and expenses               4               4                4                4                   4
    Other                                      4              13                1                3                   1
                                       ---------       ---------        ---------        ---------           ---------

    Total expenses before waiver           1,198           6,409              475              859                 370
      Less: Waiver of expenses             (194)         (2,552)             (30)             (37)                (25)
                                       ---------       ---------        ---------        ---------           ---------

      Net Expenses                         1,004           3,857              445              822                 345
                                       ---------       ---------        ---------        ---------           ---------


NET INVESTMENT INCOME                     $6,429         $48,695           $1,585           $5,384              $1,963
                                       =========       =========        =========        =========           =========

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)                                              INSTITUTIONAL                        TAX-EXEMPT
                                      MONEY MARKET FUND           MONEY MARKET FUND                  MONEY MARKET FUND
                                     ------------------          -------------------              -----------------------
                                 Six months        Year        Six months        Year            Six months         Year
                                   ended          ended          ended           ended              ended          ended
                               April 30, 1999 Oct. 31, 1998  April 30, 1999  Oct. 31, 1998     April 30, 1999  Oct. 31, 1998
                               -------------  -------------  --------------  -------------     --------------   ------------
                                (Unaudited)                   (Unaudited)                        (Unaudited)
OPERATIONS:
  Net investment income              $6,429       $13,157        $48,695         $64,761            $1,585           $3,271
                                    -------       -------        -------         -------           -------          -------
  Net increase in net assets
    resulting from
    operations                        6,429        13,157         48,695          64,761             1,585            3,271
                                    -------       -------        -------         -------           -------          -------

CAPITAL SHARE
  TRANSACTIONS:
  Shares sold                       472,834       630,330      4,384,202       3,302,686           142,695          249,502
  Shares issued to
    owners in reinvestment
    of dividends                      6,369        11,254          2,203           5,039               698            1,158
  Shares redeemed                 (475,240)     (613,513)    (3,354,956)     (2,885,096)         (130,115)        (236,848)
                                    -------       -------        -------         -------           -------          -------
  Net increase                        3,963        28,071      1,031,449         422,629            13,278           13,812
                                    -------       -------        -------         -------           -------          -------

DIVIDENDS PAID FROM:
  Net investment income             (6,429)      (13,157)       (48,695)        (64,761)           (1,585)          (3,271)
                                    -------       -------        -------         -------           -------          -------

TOTAL INCREASE IN
  NET ASSETS                          3,963        28,071      1,031,449         422,629            13,278           13,812

NET ASSETS:
  Beginning of period               289,088       261,017      1,623,970       1,201,341           122,451          108,639
                                    -------       -------        -------         -------           -------          -------

  End of period                    $293,051      $289,088     $2,655,419      $1,623,970          $135,729         $122,451
                                   ========      ========     ==========      ==========          ========         ========

</TABLE/

                     See notes to the financial statements.


                                                            (LOGO) FIRSTAR FUNDS



STATEMENT OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)          U.S. GOVERNMENT            U.S. TREASURY
                               MONEY MARKET FUND         MONEY MARKET FUND
                              -------------------        ------------------
                         Six months        Year       Six months      Year
                            ended         ended         ended         ended
                       April 30, 1999 Oct. 31, 1998 April 30, 1999Oct. 31, 1998
                       -------------- ------------------------------------------
                           (Unaudited)                  (Unaudited)
OPERATIONS:
  Net investment income      $5,384      $9,683          $1,963      $3,579
                             ------     -------         -------     -------
  Net increase in
    net assets
   resulting from
   operations                 5,384       9,683           1,963       3,579
                             ------     -------         -------     -------

CAPITAL SHARE
  TRANSACTIONS:
  Shares sold               471,669     829,540         187,837     266,098
  Shares issued to
   owners in reinvestment
   of dividends                 930       2,532             160         390
  Shares redeemed         (425,759)   (797,563)       (155,724)   (253,094)
                             ------     -------         -------     -------
  Net increase               46,840      34,509          32,273      13,394
                             ------     -------         -------     -------

DIVIDENDS PAID FROM:
  Net investment income     (5,384)     (9,608)         (1,963)     (3,579)
                             ------     -------         -------     -------

TOTAL INCREASE IN
  NET ASSETS                 46,840      34,584          32,273      13,394

NET ASSETS:
  Beginning of period       233,176     198,592          91,872      78,478
                             ------     -------         -------     -------

  End of period            $280,016    $233,176        $124,145     $91,872
                           ========    ========        ========     =======


                     See notes to the financial statements.


                                                            (LOGO) FIRSTAR FUNDS


FINANCIAL HIGHLIGHTS

                                                                                          Supplemental Data and Ratios
                                                                                ----------------------------------------------------
                                                 Dividends                                  Ratio of       Ratio of
                          Net                       from                         Net        Expenses      Investment
                     Asset Value,     Net           Net            Net         Assets,     to average       Income
                       Beginning   Investment    Investment   Asset Value,  End of Period      Net      to Average Net   Total
                       of Period     Income        Income     End of Period    (000s)      Assets <F8>   Assets <F8>    Return
------------------------------------------------------------------------------------------------------------------------------------
                                                <C.
MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994           $1.00     $0.03        $(0.03)            $1.00    $165,018      0.60%<F1>     3.44%<F1>        3.42%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995            1.00      0.05         (0.05)             1.00     172,261      0.60%<F1>     5.36%<F1>        5.51%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996            1.00      0.05         (0.05)             1.00     224,036      0.60%<F1>     4.94%<F1>        5.06%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997            1.00      0.05         (0.05)             1.00     261,017      0.60%<F1>     4.98%<F1>        5.12%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998            1.00      0.05         (0.05)             1.00     289,088      0.60%<F1>     5.05%<F1>        5.16%
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended
  April 30, 1999 (Unaudited)1.00     0.02         (0.02)             1.00     293,051      0.70%<F1>     4.46%<F1>    2.25%<F7>
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994            1.00      0.04         (0.04)             1.00     754,636      0.37%<F2>     3.64%<F2>        3.65%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995            1.00      0.06         (0.06)             1.00     716,566      0.35%<F2>     5.63%<F2>        5.77%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996            1.00      0.05         (0.05)             1.00     750,051      0.35%<F2>     5.19%<F2>        5.32%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997            1.00      0.05         (0.05)             1.00   1,201,341      0.35%<F2>     5.23%<F2>        5.38%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998            1.00      0.05         (0.05)             1.00   1,623,970      0.35%<F2>     5.30%<F2>        5.41%
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended
  April 30, 1999 (Unaudited)1.00     0.02         (0.02)             1.00   2,655,419      0.38%<F2>     4.76%<F2>    2.39%<F7>
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994            1.00     0.026         (0.02)             1.00      70,436      0.60%<F3>     2.23%<F3>        2.25%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995            1.00     0.036         (0.03)             1.00      84,084      0.60%<F3>     3.36%<F3>        3.42%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996            1.00     0.036         (0.03)             1.00      79,328      0.60%<F3>     3.09%<F3>        3.13%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997            1.00     0.036         (0.03)             1.00     108,639      0.60%<F3>     3.06%<F3>        3.12%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998            1.00     0.036         (0.03)             1.00     122,451      0.60%<F3>     3.02%<F3>        3.04%
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended
  April 30, 1999 (Unaudited)1.00    0.016         (0.01)             1.00     135,729      0.68%<F3>     2.42%<F3>    1.22%<F7>
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994            1.00      0.03         (0.03)             1.00     183,591      0.60%<F4>     3.29%<F4>        3.35%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995            1.00      0.05         (0.05)             1.00     163,068      0.60%<F4>     5.24%<F4>        5.37%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996            1.00      0.05         (0.05)             1.00     198,334      0.60%<F4>     4.84%<F4>        4.96%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997            1.00      0.05         (0.05)             1.00     198,592      0.60%<F4>     4.83%<F4>        4.99%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998            1.00      0.05         (0.05)             1.00     233,176      0.60%<F4>     4.90%<F4>        4.97%
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended
  April 30, 1999 (Unaudited)1.00     0.02         (0.02)             1.00     280,016      0.65%<F4>     4.28%<F4>    2.15%<F7>
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1994            1.00      0.03         (0.03)             1.00      56,020      0.60%<F5>     3.14%<F5>        3.20%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1995            1.00      0.05         (0.05)             1.00      64,655      0.60%<F5>     5.04%<F5>        5.16%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1996            1.00      0.05         (0.05)             1.00      53,430      0.60%<F5>     4.70%<F5>        4.80%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1997            1.00      0.05         (0.05)             1.00      78,478      0.60%<F5>     4.67%<F5>        4.80%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 1998            1.00      0.05         (0.05)             1.00      91,872      0.60%<F5>     4.62%<F5>        4.71%
------------------------------------------------------------------------------------------------------------------------------------
Six Months Ended
  April 30, 1999 (Unaudited)1.00     0.02         (0.02)             1.00     124,145      0.69%<F5>     3.92%<F5>    1.97%<F7>
------------------------------------------------------------------------------------------------------------------------------------


<F1> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.83%, 0.86%, 0.84%, 0.81%, 0.90%,
    0.93%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 4.46%, 4.79%,
    4.73%, 4.73%, 5.06%, 3.11%, respectively.
<F2> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.63%, 0.64%, 0.66%, 0.64%, 0.69%,
    0.85%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 4.51%, 5.01%,
    4.92%, 4.90%, 5.29%, 3.16%, respectively.
<F3> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.73%, 0.75%, 0.75%, 0.78%, 0.84%,
    0.93%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 2.37%, 2.87%,
    2.91%, 2.91%, 3.12%, 1.90%, respectively.
<F4> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.68%, 0.71% 0.70%, 0.71%, 0.75%,
    0.88%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 4.25%, 4.79%,
    4.73%, 4.73%, 5.09%, 3.01%, respectively.
<F5> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 0.74%, 0.77%, 0.78%, 0.80%, 0.83%,
    0.94%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 1999 and the fiscal years ended October 31, 1998, 1997, 1996, 1995, 1994 would have been 3.87%, 4.45%,
    4.49%, 4.50%, 4.81, 2.80%, respectively.
<F6> For the Tax-Exempt Money Market Fund, substantially all investment income is exempt from federal income tax.
<F7> Not annualized for the period ended April 30, 1999 for all funds.
<F8> Annualized for the period ended April 30, 1999 for all funds.

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             COMMERCIAL PAPER 91.2%
             AGRICULTURAL PRODUCT 6.1%
             Golden Peanut Company,
$  6,000        4.82%, 7/9/99                                   $  5,945
             Siebe PLC:
  6,000         4.83%, 5/13/99                                     5,990
  6,000         4.84%, 8/09/99                                     5,919
                                                                 -------
                                                                  17,854
                                                                 -------

             ASSET BACKED SECURITY 16.5%
             Ciesco L.P.,
  5,000         4.81%, 6/08/99                                     4,975
             Corporate Asset Funding Co., Inc.:
  6,000         4.83%, 5/26/99                                     5,980
  5,000         4.80%, 6/25/99                                     4,963
             CXC, Inc.:
  5,000         4.80%, 5/19/99                                     4,988
  5,000         4.85%, 5/28/99                                     4,982
  4,500         4.81%, 6/14/99                                     4,473
             FCAR Owners Trust,
  6,000         4.80%, 7/15/99                                     5,940
             Edison Asset Securitization, L.L.C.:
  3,000         4.86%, 6/22/99                                     2,979
  5,000         4.85%, 6/30/99                                     4,960
  4,170         4.84%, 10/06/99                                    4,081
                                                                 -------
                                                                  48,321
                                                                 -------

             AUTOS & TRUCKS 5.7%
             Ford Credit Europe PLC,
  6,000         4.78%, 5/25/99                                     5,981
             General Motors Acceptance Corporation:
  5,000         4.87%, 5/24/99                                     4,984
  6,000         4.81%, 8/13/99                                     5,917
                                                                 -------
                                                                  16,882
                                                                 -------

             BANKING - FOREIGN 10.5%
             Deutsch Bank:
  5,000         4.80%, 7/13/99                                     4,951
  5,000         4.81%, 7/21/99                                     4,946
             Dresdner US Finance, Inc.:
  6,000         4.81%, 5/10/99                                     5,993
  5,000         4.84%, 6/10/99                                     4,975
             UBS Finance (Delaware), Inc.:
  5,000         4.75%, 7/22/99                                     4,946
  5,000         4.84%, 10/25/99                                    4,881
                                                                 -------
                                                                  30,692
                                                                 -------

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             BASIC INDUSTRY 5.6%
             Monsanto Company:
 $  5,500       4.86%, 5/03/99                                 $   5,499
  6,000         4.86%, 5/05/99                                     5,997
             Rohm & Haas Finance Company,
  5,000         4.75%, 7/29/99                                     4,941
                                                                 -------
                                                                  16,437
                                                                 -------

             BEVERAGES 3.7%
             Coca-Cola Company:
  5,000         4.81%, 7/08/99                                     4,955
  6,000         4.82%, 7/19/99                                     5,936
                                                                 -------
                                                                  10,891
                                                                 -------

             CHEMICALS 1.7%
             Air Products and Chemicals, Inc.,
  5,000         4.81%, 8/27/99                                     4,921
                                                                 -------

             COMMUNICATIONS 1.7%
             GTE, Inc.,
  5,000         4.83%, 5/06/99                                     4,997
                                                                 -------

             FINANCE - MISCELLANEOUS 7.9%
             American Express Credit Corporation,
  5,000         4.80%, 6/10/99                                     4,973
             American General Finance Corporation,
  5,000         4.82%, 8/05/99                                     4,936
             Transamerica Finance Corporation:
  6,700         4.76%, 5/21/99                                     6,682
  6,500         4.84%, 6/18/99                                     6,458
                                                                 -------
                                                                  23,049
                                                                 -------

             FINANCE - SERVICES 5.7%
             Goldman Sachs Group, L.P.:
  5,000         4.87%, 7/14/99                                     4,950
  6,000         4.80%, 10/08/99                                    5,872
             Morgan Stanley, Dean Witter, Discover & Co.,
  6,000         4.82%, 8/20/99                                     5,911
                                                                 -------
                                                                  16,733
                                                                 -------

             INSURANCE 8.5%
             American Family Financial Services, Inc.:
  5,000         4.84%, 5/17/99                                     4,989
  5,000         4.84%, 5/20/99                                     4,987
             John Hancock Capital Corporation,
  5,000         4.82%, 6/29/99                                     4,961
             Metlife Funding Inc.,
  5,000         4.81%, 5/07/99                                     4,996
             Prudential Funding Corporation,
  5,000         4.80%, 8/03/99                                     4,937
                                                                 -------
                                                                  24,870
                                                                 -------

                                                            (LOGO) FIRSTAR FUNDS



MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             MACHINERY - AGRICULTURE AND CONSTRUCTION 3.4%
             Caterpillar Financial Services Corporation,
 $  5,000       4.83%, 5/11/99                                  $  4,993
             John Deere Capital Corporation,
  5,000         4.78%, 6/04/99                                     4,978
                                                                 -------
                                                                   9,971
                                                                 -------

             MISCELLANEOUS 1.7%
             International Lease Finance Corporation,
  5,000         4.78%, 9/20/99                                     4,906
                                                                 -------

             PRINTING & PUBLISHING 3.4%
             Reed Elsevier, Inc.:
  5,000         5.00%, 5/03/99                                     4,999
  5,000         4.82%, 6/25/99                                     4,963
                                                                 -------
                                                                   9,962
                                                                 -------

             RETAIL 2.0%
             J.C. Penney Funding Corporation,
  6,000         4.89%, 5/14/99                                     5,989
                                                                 -------

             SOVEREIGN 7.1%
             Quebec (Province of) Canada:
  5,000         4.77%, 7/06/99                                     4,956
  7,000         4.78%, 7/16/99                                     6,929
             Venantius Corporation,
  9,000         4.88%, 7/30/99                                     8,891
                                                                 -------
                                                                  20,776
                                                                 -------

             Total Commercial Paper                              267,251
                                                                 -------

             FUNDING AGREEMENTS 3.8%
             Travelers Insurance Corporation:
  7,000         5.02%, 6/30/99                                     7,000
  4,000         5.04%, 2/18/00                                     4,000
                                                                 -------

             Total Funding Agreements                             11,000
                                                                 -------


       Number                                                 Amortized
      of Shares                                                 Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             INVESTMENT COMPANIES 5.4%
     10      Financial Square Prime Obligation Fund              $    10
 15,811      Short-Term Investments Co. -
               Liquid Assets Portfolio                            15,811
                                                                 -------

             Total Investment Companies                           15,821
                                                                 -------

             Total Investments 100.4%                            294,072
                                                                 -------

             Liabilities, less Other Assets (0.4)%               (1,021)
                                                                 -------

             NET ASSETS 100.0%                                  $293,051
                                                                ========

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



INSTITUTIONAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------


             COMMERCIAL PAPER  90.7%
             AGRICULTURAL PRODUCT 5.6%
             Golden Peanut Company:
$  15,500       4.80%, 6/24/99                                $   15,388
 15,000         4.85%, 6/17/99                                    14,905
             Siebe PLC:
 25,000         4.95%, 5/04/99                                    24,990
 28,447         4.82%, 5/11/99                                    28,409
 25,000         4.84%, 6/25/99                                    24,815
 15,000         4.82%, 8/02/99                                    14,813
 25,000         4.84%, 8/09/99                                    26,664
                                                                 -------
                                                                 147,984
                                                                 -------

             ASSET BACKED  19.2%
             Ciesco L.P.:
 25,000         4.77%, 5/21/99                                    24,934
 25,000         4.79%, 6/03/99                                    24,890
 20,000         4.81%, 6/07/99                                    19,901
 20,000         4.81%, 6/08/99                                    19,899
 25,000         4.82%, 6/14/99                                    24,853
             Corporate Asset Funding Co., Inc.:
 45,000         4.82%, 5/27/99                                    44,843
 20,000         4.87%, 6/04/99                                    19,908
 25,000         4.80%, 7/28/99                                    24,707
 25,000         4.80%, 7/29/99                                    24,703
             CXC, Inc.:
 25,000         4.83%, 5/20/99                                    24,936
 25,000         4.84%, 6/15/99                                    24,849
 25,000         4.80%, 6/17/99                                    24,843
 25,000         4.80%, 7/09/99                                    24,770
 25,000         4.81%, 7/13/99                                    24,756
             FCAR Owners Trust:
 25,000         4.80%, 5/06/99                                    24,983
 25,000         4.80%, 7/15/99                                    24,750
             Edison Asset Securitization, L.L.C.:
 15,966         4.86%, 6/22/99                                    15,854
 25,000         4.84%, 7/01/99                                    24,795
 25,000         4.82%, 7/20/99                                    24,732
 25,000         4.81%, 9/13/99                                    24,549
             New Center Asset Trust,
 18,000         4.88%, 5/04/99                                    17,993
                                                                 -------
                                                                 510,448
                                                                 -------

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             AUTO & TRUCKS  4.1%
             Ford Credit Europe PLC:
$ 19,000        4.84%, 5/14/99                                  $ 18,967
 23,000         4.83%, 6/09/99                                    22,880
 21,000         4.81%, 7/16/99                                    20,787
             General Motors Acceptance Corporation:
 22,000         4.87%, 5/24/99                                    21,931
 25,000         4.79%, 5/25/99                                    24,920
                                                                 -------
                                                                 109,485
                                                                 -------

             BANKING - DOMESTIC  0.9%
             Barclays US Funding Corporation,
 25,000         4.83%, 9/15/99                                    24,540
                                                                 -------

             BANKING - FOREIGN  7.8%
             Deutsche Bank Financial, Inc.:
 25,000         4.82%, 5/10/99                                    24,970
 25,000         4.81%, 7/21/99                                    24,729
             Dresdner US Finance, Inc.:
 25,000         4.84%, 6/03/99                                    24,889
 25,000         4.82%, 6/16/99                                    24,846
 25,000         4.82%, 6/18/99                                    24,839
 25,000         4.85%, 7/07/99                                    24,774
             UBS Finance (Delaware), Inc.:
 17,000         4.80%, 6/09/99                                    16,912
 25,000         4.81%, 7/23/99                                    24,723
 15,000         4.84%, 10/25/99                                   14,643
                                                                 -------
                                                                 205,325
                                                                 -------

             BASIC INDUSTRY  1.0%
             Monsanto Company,
 25,000         4.85%, 5/13/99                                    24,960
                                                                 -------

             CHEMICALS  0.7%
             Air Products and Chemicals, Inc.,
 18,500         4.81%, 8/27/99                                    18,208
                                                                 -------

             COMMUNICATIONS  1.1%
             American Telephone and Telegraph,
 30,000         4.81%, 5/05/99                                    29,984
                                                                 -------

See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



INSTITUTIONAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------
             FOOD AND BEVERAGES 6.8%
             Bass Finance (C.I.) Ltd.,
$19,168         4.87%, 5/05/99                                  $119,157
             Coca-Cola Company:
 25,000         4.83%, 6/24/99                                    24,819
 25,000         4.84%, 6/29/99                                    24,802
 25,000         4.81%, 7/08/99                                    24,773
 25,000         4.80%, 6/03/99                                    24,890
             Diageo PLC,
 17,000         4.83%, 5/18/99                                    16,961
             Nestle Capital Corporation,
 45,000         4.88%, 5/03/99                                    44,988
                                                                 -------
                                                                 180,390
                                                                 -------

             FINANCE  7.1%
             American Express Credit Company,
 45,000         4.81%, 5/04/99                                    44,982
             Associates Corporation of North America:
 25,000         4.82%, 8/04/99                                    24,682
 25,000         4.82%, 8/11/99                                    24,659
             National Rural Utilities CFC:
 25,000         4.80%, 6/08/99                                    24,873
 25,000         4.82%, 6/28/99                                    24,806
             Transamerica Finance Corporation,
 25,000         4.81%, 8/06/99                                    24,676
             Wisconsin Central Credit Union,
 20,000         4.80%, 5/26/99                                    19,933
                                                                 -------
                                                                 188,611
                                                                 -------

             FINANCE - SERVICES  13.7%
             Goldman Sachs Group, L.P.:
 25,000         4.84%, 5/25/99                                    24,919
 18,000         4.80%, 5/28/99                                    17,935
 25,000         4.83%, 6/22/99                                    24,826
 25,000         4.80%, 10/05/99                                   24,477
 25,000         4.82%, 10/13/99                                   24,448
             Merrill Lynch & Company, Inc.:
 25,000         4.77%, 5/03/99                                    24,993
 25,000         4.85%, 5/06/99                                    24,983
 25,000         4.80%, 5/07/99                                    24,980
 25,000         4.84%, 6/02/99                                    24,892
 25,000         4.83%, 6/11/99                                    24,863
             Morgan Stanley, Dean Witter, Discovery & Co.:
 25,000         4.85%, 5/19/99                                    24,939
 25,000         4.82%, 5/26/99                                    24,916
 23,000         4.85%, 6/01/99                                    22,904
 25,000         4.83%, 6/21/99                                    24,829
 25,000         4.82%, 8/20/99                                    24,629
                                                                 -------
                                                                 363,533
                                                                 -------


      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             INSURANCE 7.4%
             American General Corporation:
$10,000         4.84%, 5/03/99                                  $119,997
 25,000         4.86%, 5/07/99                                    24,980
 20,000         4.85%, 5/10/99                                    19,976
 20,000         4.83%, 7/14/99                                    19,801
 25,000         4.80%, 8/18/99                                    24,637
             Hartford Financial Services, Inc.,
 25,159         4.83%, 5/14/99                                    25,115
             John Hancock Capital Corporation:
 28,500         4.80%, 5/21/99                                    28,424
 19,425         4.83%, 7/12/99                                    19,237
             Prudential Funding Corporation,
 25,000         4.80%, 8/03/99                                    24,687
                                                                 -------
                                                                 196,854
                                                                 -------

             MACHINERY - AGRICULTURE AND CONSTRUCTION 2.2%
             Caterpillar Financial Services Corporation:
 30,800         4.82%, 6/04/99                                    30,660
 28,200         4.83%, 6/10/99                                    28,049
                                                                 -------
                                                                  58,709
                                                                 -------

             MISCELLANEOUS  3.6%
             International Lease Financial Corporation:
 16,900         4.80%, 5/12/99                                    16,875
 25,000         4.81%, 6/23/99                                    24,823
 20,000         4.82%, 7/19/99                                    19,789
 35,000         4.82%, 7/26/99                                    34,597
                                                                 -------
                                                                  96,084
                                                                 -------

             OIL AND GAS - SERVICES  0.9%
             BP America Inc.,
 25,000         4.86%, 1/18/00                                    24,116
                                                                 -------

             PRINTING AND PUBLISHING  2.8%
             Reed Elsevier, Inc.:
 25,000         4.85%, 6/03/99                                    24,889
 35,000         4.82%, 6/25/99                                    34,742
 15,000         4.80%, 7/14/99                                    14,852
                                                                 -------
                                                                  74,483
                                                                 -------

See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS


INSTITUTIONAL MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             SOVEREIGN 5.8%
             The Canadian Wheat Board,
$32,125         4.78%, 9/22/99                                $   31,511
             Quebec (Province of) Canada:
 30,000         4.77%, 7/06/99                                    29,738
 20,000         4.85%, 8/25/99                                    19,687
 25,000         4.85%, 11/22/99                                   24,310
             Venantius Corporation:
 25,000         4.82%, 5/17/99                                    24,946
 25,000         4.88%, 7/30/99                                    24,695
                                                                 -------
                                                                 154,887
                                                                 -------

             Total Commercial Paper                            2,408,601
                                                                 -------

             CERTIFICATES OF DEPOSIT  1.0%
             Deutsche Bank AG,
 25,000         5.60%, 8/23/99                                    25,034
                                                                 -------

             FUNDING AGREEMENTS  2.2%
             Travelers Insurance Company:
 23,000         5.02%, 6/30/99                                    23,000
 36,000         5.04%, 2/18/00                                    36,000
                                                                 -------

             Total Funding Agreements                             59,000
                                                                 -------



      Number of                                               Amortized
       Shares                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             INVESTMENT COMPANIES  6.4%
 44,434      Financial Square Prime Money Market Fund         $   44,434
126,301      Short-Term Investments Co. -
                Liquid Assets Portfolio                          126,301
                                                                 -------

             Total Investment Companies                          170,735
                                                                 -------

             Total Investments 100.3%                          2,663,370
                                                                 -------

             Liabilities, less Other Assets (0.3)%               (7,951)
                                                                 -------

             NET ASSETS 100.0%                                $2,665,419
                                                               =========

See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



TAX-EXEMPTMONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------


             GENERAL OBLIGATION 2.3%
             Northwestern Mutual Life,
 $  141         4.50%, 2/15/09<F1><F2>                           $   141
             Huntsville, Alabama,
  2,500         5.25%, 2/01/00                                     2,538
             Portland, Maine,
    500         5.80%, 8/01/99                                       503
                                                                 -------
             Total General Obligation                              3,182
                                                                 -------

             PREREFUNDED AND ESCROWED
             TO MATURITY  22.4%
             Allegheny County, Pennsylvania,
  1,000         6.65%, 12/01/02, Prerefunded 12/01/99              1,021
             Apache County, Arizona School District,
  1,500         9.875%, 7/01/05, Prerefunded 7/01/99               1,539
             Chicago, Illinois, Waste Water Transmission,
  2,000         7.10%, 11/15/08, Prerefunded 11/15/99              2,083
             Chicago, Illinois, Water Revenue,
  1,000         7.20%, 11/15/16, Prerefunded 11/15/99              1,041
             Chillicothe, Ohio, Sanitary Sewer System,
  1,000         7.65%, 12/01/08, Prerefunded 12/01/99              1,026
             De Kalb County Georgia, Hospital Revenue,
  1,200         7.00%, 8/01/09, Prerefunded 8/01/99                1,233
             District of Columbia, Association of American
  3,000         Medical Colleges 7.50%, 2/15/20,
                Prerefunded 2/15/00                                3,158
             Fayetteville, Arkansas, Public Facilities -
  4,000         Butterfield Trail, 9.50%, 9/01/14,
                Prerefunded 9/01/99                                4,167
             Johnson County, Kansas, Unified School District,
  1,450         9.70%, 9/01/01, Prerefunded 9/01/99                1,483
             Maryland State, Mercy Medical Center,
  1,000         8.00%, 7/01/20, Prerefunded 7/01/99                1,027
             Massachusetts State, North Adams Regional Hospital,
  1,880         9.625%, 12/01/18, Prerefunded 7/01/99              1,937
             Massachusetts State, St. Joseph's Hospital,
  3,305         9.50%, 10/01/20, Prerefunded 10/01/99              3,451
             Minneapolis, Minnesota,
  1,500         5.30%, 11/01/99, Escrowed to Maturity              1,500
             Mobile County, Alabama, General Obligation,
  1,000         6.35%, 02/01/04, Prefunded 2/01/00                 1,044
             Ohio State, Oberlin College,
  1,515         7.10%, 10/01/12, Prerefunded 10/01/99              1,569
             Pennsylvania State Turnpike,
  1,000         7.50%, 12/01/12, Prerefunded 12/01/99              1,046
             Walled Lake, Michigan, School District,
  2,000         7.10%, 5/01/05, Prerefunded 5/01/00                2,115
                                                                 -------
             Total Prerefunded and Escrowed to Maturity           30,440
                                                                 -------


      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------
             REVENUE BONDS  72.0%
             Electric Revenue 7.9%
             Chelan County, Washington, Public Utility,
  $ 5,000       4.00%, 6/01/15<F1><F2>                          $  5,000
             County of Mason, Kentucky, Series 1984B,
  2,000         4.05%, 10/15/14<F1><F2>                            2,000
             Putnam County, Florida Development Authority -
  3,735         Seminole Electric, 4.05%, 3/15/14<F1><F2>          3,735
                                                                 -------
                                                                  10,735
                                                                 -------

             HOSPITAL REVENUE  15.1%
             Illinois Health Facilities Authority,
  3,000         Ingalls Memorial Hospital, 4.00%,
                1/01/16<F1><F2>                                    3,000
             Illinois Health Facilities Authority,
    660         Franciscan Eldercare, 4.00%, 5/15/27<F1><F2>         660
             Illinois Health Facilities Authority,
  2,500         Southern Illinois Healthcare, 4.00%,
                5/15/27<F1><F2>                                    2,500
             Indiana Health Facilities Finance Authority,
  1,900         4.00%, 4/01/13<F1><F2>                             1,900
             Jefferson Parish, Louisiana, Hospital,
  4,600         4.00%, 12/01/15<F1><F2>                            4,600
             Wisconsin State Health & Educational Facilities -
  1,900         Blood Center, 3.95%, 6/01/19<F1><F2>               1,900
             Wisconsin State Health & Educational Facilities -
  3,700         Marshfield Clinic, 3.90%, 6/01/10<F1><F2>          3,700
             Wisconsin State Health & Educational Facilities -
  2,210         Sinai Samaritan, 4.05%, 9/01/19<F1><F2>            2,210
                                                                 -------
                                                                  20,470
                                                                 -------

             HOUSING REVENUE 10.8%
             Cook County, Illinois Catholic Charities,
  2,000         4.15%, 1/01/28<F1><F2>                             2,000
             Florida Housing Finance Agency,
  3,000         Carlton Multi-family, 4.05%, 12/01/08<F1><F2>      3,000
             Illinois Development Finance Authority -
  3,230         St. Paul's House, 4.15%, 2/01/25<F1><F2>           3,230
             Orland Hills, Illinois, Multi-family,
  2,470         4.15%, 12/01/04<F1><F2>                            2,470
             Washington State Housing Finance - Community
  3,930         Multi-family Mortgage, 4.00%, 10/01/20<F1><F2>     3,930
                                                                 -------
                                                                  14,630
                                                                 -------

See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS

TAX-EXEMPTMONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------


        INDUSTRIAL DEVELOPMENT/POLLUTION
        CONTROL REVENUE  8.5%
             Mason County, Kentucky, Pollution Control,
  $ 2,950       4.05%, 10/15/14<F1><F2>                         $  2,950
             Montgomery County, Ohio, Solid Waste Revenue,
  1,785         5.00%, 11/01/99                                    1,803
             Oakbrook Terrace, Illinois, Industrial Development,
  4,100         3.20%, 12/01/25<F1><F2>                            4,100
             Oklahoma County, Oklahoma Finance Authority -
  2,600         Perrine Office Project, 3.60%, 12/01/14<F1><F2>    2,600
                                                                 -------
                                                                  11,453
                                                                 -------

             MISCELLANEOUS REVENUE  11.0%
             Cook County, Illinois,
  3,875         4.15%, 5/1/20<F1><F2>                              3,875
             Illinois Development Finance Authority,
  3,900         Rest Haven, 4.15%, 1/01/27<F1><F2>                 3,900
             Illinois Development Finance Authority,
  1,500         Presbyterian Home Lake-A, 4.15%, 9/01/31<F1><F2>   1,500
             Illinois Education Facilities Authority,
  2,000         Chicago Zoological Society, 4.15%,
                12/15/25<F1><F2>                                   2,000
             Jefferson County, Colorado, School District No. R-1,
  3,695         Certificates of Participation 3.75%, 12/15/99      3,710
                                                                 -------
                                                                  14,985
                                                                 -------

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
   --------------                                          ---------------

             UNIVERSITY REVENUE  18.7%
             Illinois Development Finance Authority -
  $5,000        St. Ignatius College Prep, 4.15%,
                6/01/24<F1><F2>                                $   5,000
             Indiana University, Student Fees
    600         4.30%, 8/01/99                                       602
             Minnesota State Higher Educational Authority,
  3,345         Bethel College, 4.15%, 4/01/28<F1><F2>             3,345
             Ohio State University, General Receipts
  1,525         Series B, 3.85%, 12/01/06<F1><F2>                  1,525
             Ohio State University, General Receipts
  2,400         3.85%, 12/01/07<F1><F2>                            2,400
             Purdue University, Dorm Systems Services,
  1,000         6.40%, 7/01/99                                     1,005
             Texas Higher Education Authority,
  2,335         4.00%, 12/01/25<F1><F2>                            2,335
             University of Minnesota, Series A,
  4,000         4.00%, 1/01/24<F1><F2>                             4,000
             University of North Carolina, Chapel Hill Foundation
  5,200         Certificates of Participation, 4.05%,
                0/01/09<F1><F2>                                    5,200
                                                                 -------
                                                                  25,412
                                                                 -------

             Total Revenue Bonds                                  97,685
                                                                 -------

      Number of
       Shares
   (in thousands)
   --------------


             INVESTMENT COMPANIES  2.8%
  2,803      Financial Square Tax-Exempt Money Market Fund    $    2,803
    941      Tax Free Cash Reserves                                  941
                                                                 -------

             Total Investment Companies                            3,744
                                                                 -------

             Total Investments 99.5%                             135,051
                                                                 -------

             Other Assets, less Liabilities 0.5%                     678
                                                                 -------

             NET ASSETS 100.0%                                  $135,729
                                                                ========



             <F1> Variable rate security
             <F2> Stated maturity with option to put

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



U.S. GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
    --------------                                          ---------------

             U.S. GOVERNMENT AGENCIES  87.0%
             FEDERAL FARM CREDIT BANK  24.2%
             Federal Farm Credit Bank Discount Notes:
 $ 12,000       4.70%, 5/03/99                                 $  11,997
  6,000         4.72%, 5/04/99                                     5,998
  8,000         4.69%, 5/11/99                                     7,989
 11,000         4.70%, 5/13/99                                    10,983
  6,000         4.78%, 5/18/99                                     5,986
  7,000         4.70%, 6/02/99                                     6,971
  7,000         4.67%, 6/09/99                                     6,965
  6,000         4.64%, 7/12/99                                     5,944
  5,000         4.62%, 10/07/99                                    4,898
                                                                 -------
                                                                  67,731
                                                                 -------

             FEDERAL HOME LOAN BANK 2.8%
             Federal Home Loan Bank Discount Notes,
  8,000         4.74%, 5/12/99                                     7,988
                                                                 -------

             FEDERAL HOME LOAN MORTGAGE CORPORATION  21.3%
             Federal Home Loan Mortgage Corporation Discount Notes:
  5,000         4.71%, 5/05/99                                     4,997
  7,000         4.75%, 5/20/99                                     6,982
  4,000         4.75%, 6/18/99                                     3,975
  5,000         4.74%, 6/22/99                                     4,966
  7,000         4.70%, 6/25/99                                     6,950
  7,000         4.78%, 7/09/99                                     6,936
  7,000         4.60%, 7/12/99                                     6,936
  6,000         4.74%, 8/12/99                                     5,919
  5,000         4.71%, 8/13/99                                     4,932
             Federal Home Loan Mortgage Corporation Debenture,
  7,000         4.77%, 6/11/99                                     6,962
                                                                 -------
                                                                  59,555
                                                                 -------

             FEDERAL NATIONAL MORTGAGE ASSN.  24.1%
             Federal National Mortgage Assn. Discount Notes:
  2,047         4.71%, 5/05/99                                     2,046
  7,000         4.70%, 5/06/99                                     6,995
  3,000         4.63%, 5/07/99                                     2,998
  5,000         4.71%, 5/14/99                                     4,991
  8,000         4.75%, 5/19/99                                     7,981
  5,000         4.80%, 6/03/99                                     4,978
  5,000         4.77%, 6/10/99                                     4,973
  5,000         4.74%, 6/22/99                                     4,966
  5,000         4.76%, 7/07/99                                     4,956
  7,000         4.71%, 7/08/99                                     6,938
  6,000         4.73%, 10/08/99                                    5,874
  5,000         4.70%, 10/21/99                                    4,887
  5,000         4.73%, 3/07/00                                     4,796
                                                                 -------
                                                                  67,379
                                                                 -------


      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
    --------------                                          ---------------

             OTHER  14.6%
             Tennessee Valley Authority Discount Notes:
  $  5,000      4.71%, 5/04/99                                $    4,998
  6,000         4.64%, 5/06/99                                     5,996
  4,000         4.70%, 5/10/99                                     3,995
 15,000         4.64%, 5/12/99                                    14,979
  7,000         4.69%, 5/21/99                                     6,982
  4,000         4.72%, 5/25/99                                     3,987
                                                                 -------
                                                                  40,937
                                                                 -------
             Total U.S. Government Agencies                      243,590
                                                                 -------

             U.S. TREASURIES  5.0%
             U.S. TREASURY NOTES:
 14,000         5.38%, 1/31/00                                    14,058
                                                                 -------

             Total U.S. Treasuries                                14,058
                                                                 -------

       Number
      of Shares
   (in thousands)
  ----------------

             INVESTMENT COMPANIES 8.3%
  10,533     Financial Square Government Obligation Fund          10,533
 12,679      Short-Term Investments Co. Treasury Portfolio        12,679
                                                                 -------

             Total Investment Companies                           23,212
                                                                 -------

             Total Investments 100.3%                            280,860
                                                                 -------

             Liabilities, less Other Assets (0.3)%                 (844)
                                                                 -------

             NET ASSETS 100.0%                                  $280,016
                                                                ========
                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



U.S. TREASURY MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999
(UNAUDITED)

      Principal                                               Amortized
       Amount                                                   Cost
   (in thousands)                                          (in thousands)
    --------------                                          ---------------



             U.S. TREASURIES  93.7%
             U.S. TREASURY NOTES  47.8%
 $16,000        6.38%, 5/15/99                                  $ 16,009
  5,000         6.00%, 6/30/99                                     5,012
 18,000         6.38%, 7/15/99                                    18,069
  3,000         6.88%, 8/31/99                                     3,020
  3,000         6.00%, 10/15/99                                    3,018
  8,000         7.50%, 10/31/99                                    8,110
  6,000         7.13%, 2/20/00                                     6,107
                                                                 -------
                                                                  59,345
                                                                 -------
             U.S. TREASURY BILLS  45.9%
  9,000         4.35%, 5/06/99                                     8,995
  7,700         4.16%, 5/13/99                                     7,689
 13,500         4.36%, 5/20/99                                    13,469
 10,000         4.36%, 6/17/99                                     9,943
 17,000         4.37%, 7/01/99                                    16,874
                                                                 -------
                                                                  56,970
                                                                 -------

             Total U.S. Treasuries                               116,315
                                                                 -------

       Number
      of Shares
   (in thousands)
  ----------------

             INVESTMENT COMPANIES 5.6%
  5,156      Financial Square
                Treasury Obligation Portfolio                      5,156
  1,844      Short-Term Investments Co.
                Treasury Tax Advantage Portfolio                   1,844
                                                                 -------

             Total Investment Companies                            7,000
                                                                 -------

             Total Investments 99.3%                             123,315
                                                                 -------

             Other Assets, less Liabilities 0.7%                     830
                                                                 -------

             NET ASSETS 100.0%                                  $124,145
                                                                ========

                     See notes to the financial statements.

                                                            (LOGO) FIRSTAR FUNDS



BALANCED INCOME FUND                       SHORT-TERM BOND MARKET FUND
BALANCED GROWTH FUND                       INTERMEDIATE BOND MARKET FUND
GROWTH AND INCOME FUND                     TAX-EXEMPT INTERMEDIATE BOND FUND
EQUITY INDEX FUND                          BOND IMMDEX- FUND
GROWTH FUND                                MONEY MARKET FUND
SPECIAL GROWTH FUND                        INSTITUTIONAL MONEY MARKET FUND
EMERGING GROWTH FUND                       TAX-EXEMPT MONEY MARKET FUND
MICROCAP FUND                              U.S. GOVERNMENT MONEY MARKET FUND
INTERNATIONAL EQUITY FUND                  U.S. TREASURY MONEY MARKET FUND

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION
  Firstar Funds, Inc. (the "Company") was incorporated on
February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap, International Equity, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX-, Money Market, Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market and U.S. Treasury Money Market Funds (the "Funds"), are separate, diversified investment portfolios of the Company. The Money Market Fund commenced operations on March 16, 1988; the Tax-Exempt Money Market Fund commenced operations on June 27, 1988; the
U.S. Government Money Market Fund commenced operations on August 1, 1988; the Special Growth Fund commenced operations on December 28, 1989; the Short-Term Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Institutional Money Market Fund commenced operations on April 26, 1991; the U.S. Treasury Money Market Fund commenced operations on April 29, 1991; the Balanced Growth Fund commenced operations on March 30, 1992; the Growth Fund commenced operations on December 29, 1992; the Intermediate Bond Market Fund commenced operations on January 5, 1993; the International Equity Fund commenced operations on April 28, 1994; the MicroCap Fund commenced operations on August 1, 1995; the Emerging Growth Fund commenced operations on August 15, 1997; and the Balanced Income Fund commenced operations on December 1, 1997. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX/TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index. The objective of the Balanced Income Fund is to seek current income and the preservation of capital through investment in a balanced portfolio of dividend paying equity and fixed income securities. The objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index. The objective of the Growth Fund is capital appreciation through investment in securities of large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of medium-sized companies. The objective of the Emerging Growth Fund is capital appreciation through investments in securities of small-sized companies. The objective of the MicroCap Fund is capital appreciation through investments in small companies. The objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities which the Sub-Advisor believes are undervalued. The investment objective of the Money Market Fund and the Institutional Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. The investment objective of the U.S. Treasury Money Market Fund is to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value. The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations). The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value.

  The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $47, $21, $24 and $27 for the Balanced Income, Emerging Growth, MicroCap and

                                                            (LOGO) FIRSTAR FUNDS
International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

  The Company has issued one class of Fund shares in each of the Money Market, Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, and U.S. Treasury Money Market Funds, and three classes of Fund shares in each of the other Funds: Series A, Series B and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge on Series A shares purchased in the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX/TM Fund, is 3.75% of the offering price or 3.90% of the net asset value. The maximum sales charge on Series A shares purchased in the Balanced Income, Balanced Growth,Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds is 4.50% of the offering price or 4.71% of the net asset value. The Series B shares are subject to a 0.25% service organization fee and a 0.75% distribution and service (12b-1) fee. The B shares are also subject to a contingent deferred sales charge at the time of redemption, in accordance with the Funds' prospectus. The maximum sales charge is 5% for redemptions in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and 0% thereafter. Each class of shares for each Fund with Institutional, Series A and Series B shares has identical rights and privileges except with respect to service organization fees paid by Series A and Series B shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Investments in the Money Market, Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, and U.S. Treasury Money Market Funds securities and instruments with a maturity of 60 days or less are valued on the basis of amortized cost for financial reporting purposes and federal income tax purposes, which approximates market value. Variable rate demand notes and funding agreements are valued at cost which approximates market value. Investment companies are valued at net asset value which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair market value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. For Funds with more than one class of shares, net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income of the Money Market, Tax-Exempt Money Market, U.S. Government Money Market, U.S. Treasury Money Market and the Institutional Money Market Funds are declared daily and paid monthly. Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Dividends from net investment income, if any, are declared and paid quarterly for the Balanced Income, Balanced Growth, Growth and Income and Equity Index Funds and annually for the Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds. Distributions of net realized capital gains, if any, for all Funds will be declared at least annually.

                                                            (LOGO) FIRSTAR FUNDS
e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

f) When-Issued Securities - The Tax-Exempt Money Market, Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap, International Equity, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. Each of these Funds records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. Each of these Funds identifies and maintains at all times cash, cash equivalents, or other liquid securities in an amount at least equal to the amount of outstanding commitments of when-issued securities.

g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S.dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Foreign currency exchange gains and losses included in net appreciation (depreciation) on foreign currency and net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received; such amounts are considered net investment income
(loss) for tax purposes. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.

i) Unregistered Security - The Short Term Bond Market, Intermediate Bond Market, Bond IMMDEX/TM, Balanced Income, Balanced Growth and International Equity Funds own certain investment securities which are unregistered and thus restricted to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

j) Other - Investment and shareowner transactions are recorded on the trade date. The Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap, International Equity, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. For the Balanced Income, Balanced Growth, Growth and Income Equity Index, Growth, Special Growth, Emerging Growth, MicroCap, and International Equity Funds, dividend income recognized on the ex-dividend date or as soon as information is available to these Funds. For the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX Funds, discounts and premiums on bonds are amortized over the life of the respective bond. For the Money Market, Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, and U.S. Treasury Money Market Funds, discounts and premiums on securities with put provisions are amortized to the earlier of the put date or maturity. For the remainder of securities, discounts and premiums are amortized over the expected life of the respective securities. Investment and shareowner transactions are recorded on trade date. Realized gains and losses from investment transactions are reported on an identified tax cost basis which is the same basis the Money Market, Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, and U.S. Treasury Money Market Funds use for federal income tax purposes. Transactions in capital shares at $1.00 per share for these Funds are shown in the Statement of Changes in Net Assets. For all the Funds, interest income is recognized on an accrual basis. Generally accepted accounting principals require that permanent financial reporting and tax differences be reclassified in the capital accounts.

                                                            (LOGO) FIRSTAR FUNDS


3. CAPITAL SHARE TRANSACTIONS
  Transactions, in thousands, of shares of the non-Money Market Funds were as follows:

                                               BALANCED INCOME       BALANCED GROWTH       GROWTH AND INCOME
                                                     FUND                  FUND                   FUND
                                              ------------------    -----------------     --------------------
                                               Amount     Shares    Amount     Shares      Amount     Shares
                                               ------     ------    ------     ------      ------     ------
SIX MONTHS ENDED APRIL 30, 1999:
Series A shares:
  Shares sold                               $  3,230        292  $  4,592        148    $ 19,490         424
  Shares issued to owners in
    reinvestment of dividends                    582         52     2,393         77      14,659         318
  Shares redeemed                             (1,741)      (158)   (7,500)      (243)    (25,038)       (548)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                   $  2,071        186  $   (515)       (18)   $  9,111         194
                                             =======       ====   =======       ====     =======        ====

Series B shares:
  Shares sold                               $    347         31  $    225          7    $    657          14
  Shares issued to owners in
    reinvestment of dividends                      -          -         -          -           -           -
  Shares redeemed                                  -          -         -          -          (2)          -
                                             -------      -----   -------       ----     -------       -----
  Net increase                              $    347         31  $    225          7    $    655          14
                                             =======       ====   =======       ====     =======        ====

Series Institutional shares:
  Shares sold                               $  7,174        649  $ 31,437      1,018    $ 92,672       2,015
  Shares issued to owners in
    reinvestment of dividends                    386         35     7,763        249      32,588         706
  Shares redeemed                             (6,027)      (548)  (27,537)      (894)    (63,241)     (1,372)
                                             -------      -----   -------       ----     -------       -----
  Net increase                              $  1,533        136  $ 11,663        373    $ 62,019       1,349
                                             =======       ====   =======       ====     =======        ====

YEAR ENDED OCTOBER 31, 1998<F1>:
Series A shares:
  Shares sold                               $ 11,352      1,046  $ 19,603        660    $ 59,834       1,359
  Shares issued to owners in
    reinvestment of dividends                    123         11     4,639        163       5,908         146
  Shares redeemed                               (993)       (92)   (7,945)      (266)    (21,073)       (483)
                                             -------      -----   -------       ----     -------       -----
  Net increase                              $ 10,482        965  $ 16,297        557    $ 44,669       1,022
                                             =======       ====   =======       ====     =======        ====

Series Institutional shares:
  Shares sold                               $ 36,380      3,540  $ 63,126      2,111    $156,883       3,600
  Shares issued to owners in
    reinvestment of dividends                     71          7    17,086        600      15,009         369
  Shares redeemed                             (4,936)      (456)  (52,956)    (1,798)   (114,144)     (2,614)
                                             -------      -----   -------       ----     -------       -----
  Net increase                              $ 31,515      3,091  $ 27,256        913    $ 57,748       1,355
                                             =======       ====   =======       ====     =======        ====


<F1> Capital share activity is for the fiscal year ended October 31,1998 for the
     Balanced Growth Fund and Growth and Income Fund, and for the period December 1, 1997 to October 31, 1998 for the Balanced Income Fund.

                                                            (LOGO) FIRSTAR FUNDS

   Transactions, in thousands, of shares of the Funds were as follows:

                                                 EQUITY INDEX             GROWTH             SPECIAL GROWTH
                                                     FUND                  FUND                   FUND
                                              ------------------    -----------------     --------------------
                                               Amount     Shares    Amount     Shares      Amount     Shares
                                               ------     ------    ------     ------      ------     ------
SIX MONTHS ENDED APRIL 30, 1999:
Series A shares:
  Shares sold                              $  19,418        231  $  9,760        260    $  8,239         208
  Shares issued to owners in
    reinvestment of dividends                  1,311         15     4,322        116       1,072          26
  Shares redeemed                            (12,502)      (149)   (5,503)      (147)    (29,988)       (766)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                  $   8,227         97  $  8,579        229    $(20,677)       (532)
                                             =======       ====   =======       ====     =======        ====

Series B shares:
  Shares sold                              $   1,157         13  $    317          8    $    129           3
  Shares issued to owners in
    reinvestment of dividends                      -          -         -          -           -           -
  Shares redeemed                                 (3)         -         -          -           -           -
                                             -------      -----   -------       ----     -------       -----
  Net increase                             $   1,154         13  $    317          8    $    129           3
                                             =======       ====   =======       ====     =======        ====

Series Institutional shares:
  Shares sold                              $ 143,425      1,684  $ 88,942      2,327    $ 99,328       2,558
  Shares issued to owners in
    reinvestment of dividends                  4,988         59    18,176        486       3,350          80
  Shares redeemed                           (174,444)    (2,088)  (26,638)      (702)   (140,828)     (3,575)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                  $ (26,031)      (345) $ 80,480      2,111   $ (38,150)       (937)
                                             =======       ====   =======       ====     =======        ====

YEAR ENDED OCTOBER 31, 1998:
Series A shares:
  Shares sold                              $  30,526        428  $ 12,906        367   $  34,361         820
  Shares issued to owners in
    reinvestment of dividends                  2,500         37     3,577        118      14,452         357
  Shares redeemed                            (14,683)      (206)   (4,328)      (135)    (36,981)       (878)
                                             -------      -----   -------       ----     -------       -----
  Net increase                             $  18,343        259  $ 12,155        350   $  11,832         299
                                             =======       ====   =======       ====     =======        ====

Series Institutional shares:
  Shares sold                              $ 154,182      2,167  $ 55,749      1,622   $ 115,060       2,750
  Shares issued to owners in
    reinvestment of dividends                 10,229        150    20,361        665      50,064       1,228
  Shares redeemed                            (88,691)    (1,252)  (66,140)    (1,919)   (188,422)     (4,477)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                  $  75,720      1,065  $  9,970        368  $  (23,298)       (499)
                                             =======       ====   =======       ====     =======        ====


                                                            (LOGO) FIRSTAR FUNDS

   Transactions, in thousands, of shares of the Funds were as follows:

                                               EMERGING GROWTH           MICROCAP            INTERNATIONAL
                                                     FUND                  FUND               EQUITY FUND
                                              ------------------    -----------------     --------------------
                                               Amount     Shares    Amount     Shares      Amount     Shares
                                               ------     ------    ------     ------      ------     ------

SIX MONTHS ENDED APRIL 30, 1999:
Series A shares:
  Shares sold                               $  1,882        190  $  6,444        477     $   577          37
  Shares issued to owners in
    reinvestment of dividends                     15          1        42          3         122           8
Shares redeemed                               (2,298)      (235)   (6,100)      (422)     (1,880)       (121)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                   $   (401)       (44) $    386         58    $ (1,181)        (76)
                                             =======       ====   =======       ====     =======        ====

Series B shares:
  Shares sold                               $     39          4  $     14          1     $     5           1
  Shares issued to owners in
    reinvestment of dividends                      -          -         -          -           -           -
  Shares redeemed                                  -          -         -          -           -           -
                                             -------      -----   -------       ----     -------       -----
  Net increase                              $     39          4  $     14          1     $     5           1
                                             =======       ====   =======       ====     =======        ====

Series Institutional shares:
  Shares sold                               $103,982     10,786  $ 29,529      2,181    $  5,126         330
  Shares issued to owners in
    reinvestment of dividends                     56          5       223         16         569          37
  Shares redeemed                            (18,682)    (1,888)  (14,309)    (1,004)    (11,793)       (765)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                   $ 85,356      8,903  $ 15,443      1,193    $ (6,098)       (398)
                                             =======       ====   =======       ====     =======        ====

YEAR ENDED OCTOBER 31, 1998:
Series A shares:
  Shares sold                               $ 10,119        969  $  1,418         80    $  3,333         190
  Shares issued to owners in
    reinvestment of dividends                     45          5     1,570         99         162           9
  Shares redeemed                             (1,504)      (145)   (2,049)      (137)     (2,075)       (122)
                                             -------      -----   -------       ----     -------       -----
  Net increase                              $  8,660        829  $    939         42    $  1,420          77
                                             =======       ====   =======       ====     =======        ====

Series Institutional shares:
  Shares sold                               $ 30,325      2,998  $  1,819        125    $ 13,322         748
  Shares issued to owners in
    reinvestment of dividends                    307         32     7,878        492       1,085          63
  Shares redeemed                            (13,394)    (1,384)  (10,986)      (706)    (15,171)       (952)
                                             -------      -----   -------       ----     -------       -----
  Net increase (decrease)                   $ 17,238      1,646 $  (1,289)       (89)   $   (764)       (141)
                                             =======       ====   =======       ====     =======        ====


                                                            (LOGO) FIRSTAR FUNDS

  Transactions, in thousands, of shares of the Funds were as follows:

                                                  SHORT-TERM           INTERMEDIATE            TAX-EXEMPT             BOND
                                                 BOND MARKET           BOND MARKET            INTERMEDIATE         IMMDEX/TM
                                                     FUND                  FUND                BOND FUND              FUND
                                              ------------------    -----------------     --------------------     -----------
                                               Amount     Shares    Amount     Shares      Amount     Shares     Amount  Shares
                                               ------     ------    ------     ------      ------     ------     ------  ------

SIX MONTHS ENDED APRIL 30, 1999:
Series A shares:
  Shares sold                              $  14,055      1,364 $   8,126        788     $ 9,001         856 $  18,545       643
  Shares issued to owners in reinvestment
    of dividends                               1,932        188       651         63         649          62     2,509        88
  Shares redeemed                            (15,136)    (1,470)   (3,387)      (325)     (9,501)       (904)  (11,879)     (412)
                                             -------      -----   -------       ----     -------       -----   -------     -----
  Net increase                              $    851         82  $  5,480        526     $   149          14  $  9,175       319
                                             =======       ====   =======       ====     =======        ====   =======      ====

Series B shares:
  Shares sold                               $    232         23  $    165         16      $    -           -  $    682        24
  Shares issued to owners in reinvestment
    of dividends                                   2          -         1          -           -           -         4         -
  Shares redeemed                                  -          -         -          -           -           -        (1)        -
                                             -------      -----   -------       ----     -------       -----   -------     -----
  Net increase                              $    234         23  $    166         16      $    -           -  $    685        24
                                             =======       ====   =======       ====     =======        ====   =======      ====

Series Institutional shares:
  Shares sold                              $  22,263      2,161 $  36,424      3,491     $11,995       1,142 $  97,013     3,358
  Shares issued to owners in reinvestment
    of dividends                               2,487        264     4,690        507         331          32    10,249       357
  Shares redeemed                            (13,994)    (1,381)  (43,495)    (4,213)    (10,053)       (955) (162,415)   (5,656)
                                             -------      -----   -------       ----     -------       -----   -------     -----
  Net increase (decrease)                  $  10,756      1,044 $  (2,381)      (215)    $ 2,273         219 $ (55,153)   (1,941)
                                             =======       ====   =======       ====     =======        ====   =======      ====

Year ended October 31, 1998:
Series A shares:
  Shares sold                              $  31,426      3,052 $  11,695      1,126     $24,340       2,333 $  40,062     1,403
  Shares issued to owners in reinvestment
    of dividends                               3,639        355       939         91         945          91     3,926       138
  Shares redeemed                            (25,689)    (2,499)   (4,255)      (411)    (12,427)     (1,191)  (15,244)     (534)
                                             -------      -----   -------       ----     -------       -----   -------     -----
  Net increase                            $    9,376        908$    8,379        806     $12,858       1,233 $  28,744     1,007
                                             =======       ====   =======       ====     =======        ====   =======      ====

Series Institutional shares:
  Shares sold                              $  45,856      4,455 $  82,249      7,928     $34,464       3,306  $148,842     5,214
  Shares issued to owners in reinvestment
    of dividends                               4,729        440     8,771        792         678          65    21,598       759
  Shares redeemed                            (66,755)    (6,475)  (59,461)    (5,674)    (21,832)     (2,098) (120,508)   (4,217)
                                             -------      -----   -------       ----     -------       -----   -------     -----
  Net increase (decrease)                   $(16,170)    (1,580)$  31,559      3,046     $13,310       1,273 $  49,932     1,756
                                             =======       ====   =======       ====     =======        ====   =======      ====


                                                            (LOGO) FIRSTAR FUNDS


4. INVESTMENT TRANSACTIONS
  The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ending April 30, 1999, were as follows:

                          BALANCED     BALANCED      GROWTH AND        EQUITY        GROWTH           SPECIAL        EMERGING
                        INCOME FUND   GROWTH FUND   INCOME FUND      INDEX FUND       FUND          GROWTH FUND    GROWTH FUND
                         ----------   ----------     ----------      ----------      ------         ----------      ----------
Purchases:
     U.S. Government      $3,174         $8,143              -             -            -                -                 -
     Other                 8,293         84,273       $203,440       $40,224     $149,540         $350,583          $125,636
   Sales:
     U.S. Government      $1,266         $8,193              -             -            -                -                 -
     Other                 3,940         73,184       $ 90,766       $72,789     $ 76,940         $414,188          $ 40,760

                                                     SHORT-TERM     INTERMEDIATE   TAX-EXEMPT          BOND
                          MICROCAP   INTERNATIONAL  BOND MARKET     BOND MARKET   INTERMEDIATE       IMMDEX/TM
                            FUND      EQUITY FUND       FUND            FUND       BOND FUND           FUND
                         ----------   ----------     ----------      ----------      ------         ----------

Purchases:
     U.S. Government           -              -        $20,997       $19,243            -         $ 65,566
     Other               $96,632        $ 7,174         47,278        62,898      $14,317          102,646
   Sales:
     U.S. Government           -              -        $21,228       $47,429            -         $113,476
     Other               $77,907        $16,582         28,347        38,496      $ 8,799          100,880

Equity Index Fund transactions in futures contracts during the period October 31, 1998 to April 30, 1999, in thousands, were as follows:

                                                           AGGREGATE
                                      NUMBER OF          FACE VALUE OF
                                      CONTRACTS          CONTRACTS <F1>
                                      ---------          --------------

Outstanding at October 31, 1998           100            $   25,845
Contracts opened                          539               169,700
Contracts closed                         (517)             (155,668)
                                        -----            ----------
Outstanding at April 30, 1999             122            $   39,877
                                        =====            ==========

<F1> The aggregate face value of contracts is computed on the date each contract is opened.

The number of futures contracts and net unrealized appreciation, in thousands, as of April 30, 1999, were as follows:

                                      NUMBER OF            UNREALIZED
                                      CONTRACTS           APPRECIATION
                                     ----------          -------------
S&P 500 Financial Futures Contract
Expiration date 6/99<F2>                  122                  $886

<F2>  At April 30, 1999, U.S. Treasury Bills of $3,000, in thousands, were held as collateral by the custodian in an initial margin account in connection with open futures contracts held by the Equity Index Fund.

                                                            (LOGO) FIRSTAR FUNDS


At April 30, 1999, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                          BALANCED     BALANCED      GROWTH AND        EQUITY        GROWTH           SPECIAL        EMERGING
                        INCOME FUND   GROWTH FUND   INCOME FUND      INDEX FUND       FUND          GROWTH FUND    GROWTH FUND
                         ----------   ----------     ----------      ----------      ------         ----------      ----------

Appreciation              $8,485        $53,588       $266,047      $342,683     $109,194         $131,662          $ 12,164
(Depreciation)             (332)        (9,024)        (7,687)      (10,476)      (7,583)         (35,856)          (15,843)
                         -------        -------        -------       -------      -------          -------           -------
Net unrealized appreciation
  (depreciation) on
investments               $8,153        $44,564       $258,360      $332,207     $101,611         $ 95,806         $ (3,679)
                         =======        =======        =======       =======      =======          =======           =======

                                                     SHORT-TERM     INTERMEDIATE   TAX-EXEMPT          BOND
                          MICROCAP   INTERNATIONAL  BOND MARKET     BOND MARKET   INTERMEDIATE       IMMDEX/TM
                            FUND      EQUITY FUND       FUND            FUND       BOND FUND           FUND
                         ----------   ----------     ----------      ----------      ------         ----------

Appreciation            $ 27,979       $  8,740         $1,053        $4,182       $2,028          $23,926
(Depreciation)          (13,442)       (10,915)          (908)       (2,118)        (250)          (3,223)
                         -------        -------        -------       -------      -------          -------
Net unrealized
 appreciation
  (depreciation) on
investments             $ 14,537      $ (2,175)         $  145        $2,064       $1,778          $20,703
                         =======        =======        =======       =======      =======          =======



  At April 30, 1999, the cost of investments, in thousands, for federal income tax purposes was $207,861, $317,528, $97,166, $482,523, $40,487, $220,009,
$524,694, $325,312, $234,365, $481,074, $158,638, $113,924, and $51,996 for the
Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap, and International Equity Funds, respectively.

At October 31, 1998, the Short-Term Bond Market Fund had accumulated net realized capital loss carryovers, in thousands, of $980, expiring in 2002. The Short-Term Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $189 and $3, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX/TMFunds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. The Short-Term Bond Market Fund had accumulated net realized capital loss carryovers, in thousands, of $1,083, expiring in 2005. The Emerging Growth and International Equity Funds had accumulated net realized capital loss carryovers, in thousands, of $5,736 and $4,919, respectively, expiring in 2006. To the extent each of the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX, Emerging Growth and International Equity Funds realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
  The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. Effective September 2, 1997 FIRMCOentered into a Sub-Advisory Agreement with Hansberger Global Investors (the "Sub-Adviser") for the International Equity Fund. Prior to September 2, 1997, FIRMCOhad entered into a sub-advisory agreement with State Street Global Advisors for the International Equity Fund. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.
For the period ended April 30, 1999, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                          BALANCED  BALANCED   GROWTH    EQUITY                SPECIAL     EMERGING
                           INCOME    GROWTH  AND INCOME  INDEX     GROWTH      GROWTH       GROWTH      MICROCAP   INTERNATIONAL
                            FUND      FUND      FUND      FUND      FUND        FUND         FUND         FUND      EQUITY FUND
                          -------   -------   -------   -------    -------     -------      -------      -------   -------------
Annual Rate                0.75%     0.75%     0.75%     0.25%      0.75%       0.75%        0.75%        1.50%       (2) (3)
Fees waived                 $79       $103       -        $177        -          $1           $26          $1           $69

                           SHORT-    INTER-  TAX-EXEMPT                                                   U.S.         U.S.
                            TERM    MEDIATE    INTER-     BOND      MONEY   INSTITUTIONAL TAX-EXEMPT   GOVERNMENT    TREASURY
                           MARKET BOND MARKET MEDIATE  IMMDEX/TM   MARKET   MONEY MARKET MONEY MARKET MONEY MARKET MONEY MARKET
                         BOND FUND    FUND   BOND FUND    FUND      FUND        FUND         FUND         FUND         FUND
                          -------   -------   -------   -------    -------     -------      -------      -------   -------------

Annual Rate                0.60%     0.50%     0.50%     0.30%       (1)         (1)          (1)          (1)          (1)
Fees waived                 $266      $203      $85        -        $159       $2,019         $14          $7           $13


                                                            (LOGO) FIRSTAR FUNDS

(1) FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% on the first $2 billion of each Fund's average daily net assets, and 0.40% of each Fund's average daily net assets in excess of $2 billion.

(2) FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.25% on the next $75 million and 1.10% of the Fund's average daily net assets in excess of $100 million.

(3) Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.75% of the Fund's first $25 million of average daily net assets, 0.50% on the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

  Chase Manhattan Bank serves as sub-custodian for the International Equity Fund. Firstar Bank Milwaukee, N.A. serves as custodian and Firstar Mutual Fund Services, LLC serves as transfer agent and accounting services agent for all the Funds. Both companies are affiliates of FIRMCO.

  The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the six months ended April 30, 1999, $35, $533, $16, $30, $12, $25, $40, $12, $70, $6, $32,
$88, $73, $31, $78, $9, $13, $6 of administration fees, in thousands, were waived for the Money Market, Institutional Money Market, Tax-Exempt Money Market, U.S. Government Money Market, U.S. Treasury Money Market, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds, respectively.

  The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A and Series B class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A and Series B Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A and Series B Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A and Series B Shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds aggregated $97, $40, $43, $124, $15, $77, $255, $159, $56, $166, $17, $20, and $8, respectively, for the period ended April 30, 1999.

  The Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 for Series A and Series B shareowners. The Funds do not intend to pay 12b-1 fees with respect to the Series A Shares for the current fiscal year, except for the Money Marekt Fund, which incurred $50, in thousands, for the period ended April 30, 1999. The Funds do not intend to pay more than 0.75% in 12b-1 fees with respect to Series B Shares for the current fiscal year. For the period ended April 30, 1999, Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX/TM, Balanced Income, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds incurred, in thousands, expenses of $0, $0, $0, $0, $0, $0, $0, $0, $0, $0, $0,
$0, and $0, respectively.

  Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Firstar Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Firstar Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

6. FOREIGN SECURITIES
 Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S.companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.Government.

                                                            (LOGO) FIRSTAR FUNDS


7. TRANSACTIONS WITH AFFILIATES
 The following companies are affiliated with the Funds either directly, or by the Fund holding 5% or more of the outstanding voting securities during the period ended April 30, 1999. Such companies are defined in Section (2)(a)(3) of the Investment Company Act of 1940.


                          SHARE BALANCE AT                       SHARE BALANCE AT
COMPANY                   OCTOBER 31, 1998  PURCHASES    SALES    APRIL 30, 1999    DIVIDENDS  GAIN/LOSSES
--------                 -----------------  ---------    ------  ----------------   ---------- -----------

Firstar Corporation              0            39,000       0          39,000          $3,720        $0
(held in Equity Index Fund)

EduTrek International, Inc.   274,500         64,800       0         339,300            $0          $0
(held in Microcap Fund)


FIRSTAR FUNDS ARE AVAILABLE THROUGH:

- THE FIRSTAR FUNDS CENTER,
- INVESTMENT SPECIALISTS WHO ARE EITHER REGISTERED
  REPRESENTATIVES OF FIRSTAR INVESTMENT SERVICES, INC.
  A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER,
  OR REGISTERED REPRESENTATIVES OF MDS SECURITIES,
  A DIVISION OF CONSECO FINANCIAL SERVICES, INC.,
  A REGISTERED BROKER/DEALER, NASD AND SIPC MEMBER.

- AND THROUGH SELECTED SHAREHOLDER ORGANIZATIONS.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

FOR ACCOUNT BALANCE AND INVESTOR SERVICES INFORMATION
1-800-677-FUND
1-414-287-3808

FIRSTAR FUNDS CENTER
615 EAST MICHIGAN STREET
P.O. BOX 3011
MILWAUKEE, WI 53201-3011

WWW.FIRSTARFUNDS.COM

                                                            (LOGO) FIRSTAR FUNDS


                                                                FORM # FFSEM99FF